[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED Exhibit 10.1 EXECUTION VERSION LICENSE AND COLLABORATION AGREEMENT by and between MERCK SHARP & DOHME CORP. and SEATTLE GENETICS, INC. Dated as of: September 13, 2020

TABLE OF CONTENTS Page Table of Contents ARTICLE 1 DEFINITIONS ....................................................................................................... 1 ARTICLE 2 OVERVIEW OF COLLABORATION; LICENSE GRANTS ............................ 34 2.1 Overview of Collaboration ....................................................................................... 34 2.2 License Grants to Merck ........................................................................................... 34 2.3 License Grants to SeaGen ......................................................................................... 37 2.4 No Implied Licenses; Retained Rights ..................................................................... 38 2.5 Third Party In-License Agreements ......................................................................... 39 2.6 Sublicense Rights by Licensee; Further Grants of Licenses by Licensor ................ 39 2.7 Use of Subcontractors ............................................................................................... 40 2.8 No Outside Development, Manufacture or Commercialization of Licensed Compounds and the Licensed Product ..................................................... 41 2.9 Exclusivity ................................................................................................................ 42 ARTICLE 3 GOVERNANCE .................................................................................................... 45 3.1 Committees ............................................................................................................... 45 3.2 Joint Steering Committee ......................................................................................... 46 3.3 Joint Development Committee ................................................................................. 52 3.4 Joint Manufacturing Committee ............................................................................... 55 3.5 Joint Commercialization Committee ........................................................................ 57 3.6 Financial Managers; Joint Finance Committee ........................................................ 60 3.7 Meetings of Subcommittees ..................................................................................... 61 3.8 Decision Making of Subcommittees ......................................................................... 62 3.9 Alliance Managers .................................................................................................... 62 ARTICLE 4 ALLOCATION OF RESPONSIBILITIES ............................................................ 63 4.1 General… .................................................................................................................. 63 4.2 Technology Transfers to Enable Collaboration ........................................................ 64 ARTICLE 5 DEVELOPMENT .................................................................................................. 65 5.1 Development ............................................................................................................. 65 5.2 Development Plans for the Licensed Product ........................................................... 65 5.3 Development Reports; Development Data and Records .......................................... 70 5.4 Lead Study Party; Conduct of Clinical Trials........................................................... 71 5.5 Regulatory and Safety Responsibility for the Licensed Product .............................. 72 ARTICLE 6 COMMERCIALIZATION ..................................................................................... 78 6.1 Commercialization .................................................................................................... 78 6.2 Commercialization Plan............................................................................................ 78 6.3 Commercialization Reports ...................................................................................... 82 6.4 Lead Distribution Party............................................................................................. 82 6.5 Promotional Materials; Other Field-Based Materials ............................................... 83 6.6 Promotion for the Licensed Product ......................................................................... 86 6.7 Unsolicited Requests for Medical Information......................................................... 87 6.8 Recalls… .................................................................................................................. 87 ARTICLE 7 MANUFACTURE ................................................................................................. 88 -i- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

TABLE OF CONTENTS (continued) Page 7.1 Manufacture Generally ............................................................................................. 88 7.2 Manufacturing Plan for the Licensed Product .......................................................... 89 7.3 Development Supply for Licensed Product .............................................................. 90 7.4 Commercial Supply for Licensed Product ................................................................ 91 7.5 Continuity of Supply for Licensed Compounds and the Licensed Product.............. 94 7.6 Compliance for Licensed Compounds and the Licensed Product ............................ 94 7.7 Audits and Oversight of Manufacturing Facilities for Licensed Compounds and the Licensed Product ...................................................................................... 95 7.8 Changes to Specifications and Manufacturing Process for Licensed Compound or Licensed Product ...................................................................................... 96 7.9 Supply Agreements for Supply of Licensed Product ............................................... 96 7.10 Supply of Proprietary Product for Clinical Trial of Proprietary Combination ....... 97 ARTICLE 8 COMPLIANCE ....................................................................................................... 97 8.1 Compliance with Applicable Law and Ethical Business Practices .......................... 97 8.2 Safety or Legal Issues ............................................................................................. 100 8.3 Data Privacy............................................................................................................ 100 ARTICLE 9 CONFIDENTIALITY AND PUBLICATION .................................................... 101 9.1 Nondisclosure Obligation ....................................................................................... 101 9.2 Permitted Disclosure ............................................................................................... 102 9.3 Disclosures Required by Applicable Law .............................................................. 103 9.4 Program Know-How ............................................................................................... 104 9.5 Publication .............................................................................................................. 104 9.6 Publicity/Use of Names .......................................................................................... 105 ARTICLE 10 PAYMENTS ...................................................................................................... 106 10.1 Upfront Payment ................................................................................................... 106 10.2 Development Milestones ...................................................................................... 106 10.3 Commercial Milestones ........................................................................................ 112 10.4 Sharing of Costs and Revenues for Licensed Compounds and the Licensed Product Generally ................................................................................................ 114 10.5 Payment Terms ..................................................................................................... 117 10.6 Recordkeeping and Audit ..................................................................................... 118 10.7 Taxes ................................................................................................................ 119 ARTICLE 11 REPRESENTATIONS, WARRANTIES AND COVENANTS ....................... 119 11.1 Representations and Warranties of Each Party ..................................................... 119 11.2 Additional SeaGen Representations and Warranties ............................................ 120 11.3 Additional SeaGen Representations and Warranties with Respect to the Licensed Compound and the Licensed Product .................................................... 123 11.4 Additional Covenants of SeaGen.......................................................................... 125 11.5 Additional Covenants of Merck............................................................................ 125 11.6 Non-Solicitation .................................................................................................... 126 11.7 Disclaimer ............................................................................................................. 126 -ii- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

TABLE OF CONTENTS (continued) Page ARTICLE 12 INTELLECTUAL PROPERTY ........................................................................ 127 12.1 Intellectual Property Operating Committee .......................................................... 127 12.2 Disclosure of Program Know-How ...................................................................... 128 12.3 Ownership of Intellectual Property ....................................................................... 128 12.4 Filing, Prosecution and Maintenance of Patent Rights ......................................... 129 12.5 Patent Term Extension and Supplementary Protection Certificate ...................... 132 12.6 Common Ownership Under Joint Research Agreements ..................................... 133 12.7 Administrative Proceedings .................................................................................. 133 12.8 Invalidity or Unenforceability Defenses or Actions ............................................. 134 12.9 Patent Listings ...................................................................................................... 135 12.10 Enforcement of Patents and Know-How ............................................................ 137 12.11 SeaGen Existing In-Licenses .............................................................................. 142 12.12 Trademarks ......................................................................................................... 143 ARTICLE 13 INDEMNIFICATION; LIMITATION ON LIABILITY ................................... 146 13.1 General Indemnification by SeaGen ..................................................................... 146 13.2 General Indemnification by Merck ....................................................................... 146 13.3 Shared Liability Claims; Product Liability Actions for Proprietary Combinations; [ * ] ........................................................................................................... 147 13.4 Additional Indemnification by SeaGen ................................................................ 150 13.5 Claims for Indemnification ................................................................................... 150 13.6 Disclaimer of Liability .......................................................................................... 152 13.7 Insurance ............................................................................................................... 152 ARTICLE 14 TERM AND TERMINATION ........................................................................... 152 14.1 Term….. ................................................................................................................ 152 14.2 Unilateral Termination of Agreement in its Entirety by Merck ........................... 152 14.3 Termination by Mutual Agreement ...................................................................... 152 14.4 Termination for Cause .......................................................................................... 153 14.5 Termination For Bankruptcy ................................................................................ 153 14.6 Termination for Patent Challenge ......................................................................... 154 14.7 Effects of Termination .......................................................................................... 155 14.8 Milestone Payments .............................................................................................. 165 14.9 Effect of Expiration or Termination; Survival...................................................... 165 ARTICLE 15 TAX MATTERS ................................................................................................ 166 15.1 Tax Partnership ..................................................................................................... 166 15.2 Tax Information Sharing....................................................................................... 166 15.3 Tax Returns of Tax Partnership ............................................................................ 166 15.4 Additional Matters ................................................................................................ 167 ARTICLE 16 MISCELLANEOUS .......................................................................................... 167 16.1 Use of Affiliates .................................................................................................... 167 16.2 Interpretation......................................................................................................... 167 16.3 Force Majeure ....................................................................................................... 168 -iii- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

TABLE OF CONTENTS (continued) Page 16.4 Assignment ........................................................................................................... 168 16.5 Severability ........................................................................................................... 176 16.6 Notices ................................................................................................................ 176 16.7 Applicable Law ..................................................................................................... 177 16.8 Dispute Resolution ............................................................................................... 177 16.9 Entire Agreement; Amendments .......................................................................... 179 16.10 Export Controls ................................................................................................... 179 16.11 Headings ............................................................................................................. 179 16.12 Independent Contractors ..................................................................................... 179 16.13 Third-Party Beneficiaries.................................................................................... 179 16.14 Waiver ................................................................................................................ 180 16.15 Cumulative Remedies ......................................................................................... 180 16.16 Waiver of Rule of Construction .......................................................................... 180 16.17 Business Day Requirements ............................................................................... 180 16.18 Counterparts ........................................................................................................ 180 16.19 Further Actions ................................................................................................... 180 -iv- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Table of Contents (continued) Schedules and Exhibits Schedule 1.26: European Collaboration Territory Schedule 1.39: Cost of Goods Manufactured Schedule 1.133: SeaGen Existing CMO Agreements Schedule 1.134: SeaGen Existing In-Licenses Schedule 1.139: SeaGen Patents Schedule 1.152: SGN-LIV-1-A Schedule 1.153: SGN-LIV-1-B Schedule 1.154: SGN-LIV-1-C Schedule 2.7: Permitted Distributor Countries Schedule 2.9.2: Next Generation Compound Criteria - SGN-LIV-1-C Schedule 6.8: Certain Costs of Recalls Schedule 7.9: Certain Terms for Supply Agreements Schedule 9.6.1: Press Release Schedule 11.2: SeaGen Disclosure Schedules Schedule 11.3.1: Regulatory Documentation Schedule 13.4: [ * ] Schedule 14.7.6: Continuing Product Payment Reductions Schedule 15.3: Partnership Tax Related Provisions Exhibit A: Initial Development Plan [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

LICENSE AND COLLABORATION AGREEMENT This License and Collaboration Agreement (this “Agreement”) is entered into as of September 13, 2020 (the “Effective Date”), by and between Merck Sharp & Dohme Corp., a company organized and existing under the laws of New Jersey (“Merck”), and Seattle Genetics, Inc., a company organized and existing under the laws of Delaware (“SeaGen”). Merck and SeaGen are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. RECITALS: WHEREAS, SeaGen is a global biopharmaceutical company engaged in the research, development and commercialization of biopharmaceutical products, including antibody drug conjugates, and owns or controls certain patents and other intellectual property relating to antibody drug conjugates, including SGN-LIV-1-A (as defined below, and which is also known as ladiratuzumab vedotin (LV)); WHEREAS, Merck and its Affiliates possess expertise in the research, development and commercialization of pharmaceutical products; WHEREAS, the Parties (or their respective Affiliates) are currently parties to that certain Clinical Trial Collaboration and Supply Agreement having an Effective Date of September 8, 2017 (the “CTC”) relating to the use of SeaGen’s proprietary antibody drug conjugate SGN-LIV-1-A and Merck’s proprietary product “KEYTRUDA” in concomitant or sequential use for the treatment of certain tumor types; and WHEREAS, Merck and SeaGen desire to enter into a collaboration to develop, manufacture, commercialize and otherwise jointly exploit Licensed Compounds and the Licensed Product upon the terms and conditions set forth herein, including as a monotherapy and in combination (including concomitant or sequential therapy) with other pharmaceutical products. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, Merck and SeaGen hereby agree as follows: ARTICLE 1 DEFINITIONS Whenever used in this Agreement with an initial capital letter, the terms defined in this Article 1 and elsewhere in this Agreement, and any cognates or correlatives thereof, whether used in the singular or plural, shall have the specified meanings. 1.1 “Accounting Standards” means GAAP or IAS/IFRS or equivalent standards adopted by a Party from time to time, as applicable, as consistently applied by such Party or its Affiliates in maintaining its books and records. 1.2 “Act” means, as applicable, the United States Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 301 et seq., as such may be amended from time to time. -1- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.3 “Action” means any claim, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), arbitration or other proceedings brought or asserted by any Third Party (including any Governmental Authority) against a Party (or any other Indemnified Party). 1.4 “Affiliate” means any entity directly or indirectly controlled by, controlling, or under common control with, a Party to this Agreement, regardless of whether such entity is or becomes an Affiliate on or after the Effective Date, but only for so long as such control exists. For purposes of this definition, “control” (including, with correlative meanings, “controlled by”, “controlling” and “under common control with”) means (a) possession, direct or indirect, of the power to direct or cause direction of the management or policies of an entity (whether through ownership of securities or other ownership interests, by contract or otherwise), or (b) beneficial ownership of fifty percent (50%) or more (or the maximum ownership interest permitted by Applicable Law giving control) of the voting securities or other ownership or general partnership interest (whether directly or indirectly) or other comparable equity interests in an entity. 1.5 “Allowable Commercialization Costs” means, with respect to the Commercialization of the Licensed Product for the Territory in a given period, the sum of the following with respect to such Licensed Product in such period, but solely to the extent (a) incurred by a Party (or its Affiliate) on or after the Effective Date as a cost or expense in accordance with the applicable Party’s Accounting Standards, (b) directly attributable or reasonably allocable to the Commercialization of such Licensed Product for the Territory, including, for clarity, those that are directly attributable or reasonably allocable to the Commercialization of a Proprietary Combination pursuant to this Agreement and the Commercialization Plan (and, for clarity, costs associated with the Commercialization of a Proprietary Combination pursuant to this Agreement and the Commercialization Plan shall be fully allocated to the Licensed Product hereunder), including, for example, Promotional Materials for the Licensed Product that reference a Proprietary Combination (but excluding for clarity any Merck Proprietary Combination Outside Promotional Materials and SeaGen Proprietary Combination Outside Promotional Materials) and (c) within the scope of the activities set forth in the Commercialization Plan and in accordance with the Commercialization Budget (plus any Permitted Commercialization Overage): 1.5.1 [ * ]; 1.5.2 [ * ]; 1.5.3 [ * ]; provided that, (i) if SeaGen is [ * ], this Section 1.5.3 shall exclude [ * ], but shall include [ * ] and (ii) if Merck is [ * ], this Section 1.5.3 shall exclude [ * ], but shall include [ * ]; 1.5.4 such costs and expenses incurred [ * ]; 1.5.5 [ * ] payable as a result of [ * ]; and 1.5.6 [ * ] costs and expenses [ * ] incurred by or on behalf of [ * ] in carrying out [ * ]. -2- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.6 “Allowable Development Costs” means, with respect to the Development of the Licensed Product in a given period, the Development Costs incurred by a Party (or its Affiliate) for the Development of such Licensed Product pursuant to this Agreement, but solely to the extent (a) incurred by a Party (or its Affiliate) on or after the Effective Date as a cost or expense in accordance with the applicable Party’s Accounting Standards, (b) directly attributable or reasonably allocable to such Licensed Product (provided that, for clarity, costs associated with the Development of a Proprietary Combination pursuant to this Agreement and the Development Plan shall be fully allocated to the Licensed Product, including, for example, subject to Section 5.2.6(b), Clinical Trials for a Proprietary Combination to the extent set forth in the Development Plan), including, for example, Other Field-Based Materials for the Licensed Product that reference a Proprietary Combination (but excluding for clarity any Merck Proprietary Combination Outside Other Field-Based Materials and SeaGen Proprietary Combination Outside Other Field-Based Materials), and (c) within the scope of the activities set forth in the Development Plan and in accordance with the Development Budget (plus any Permitted Development Overage). 1.7 “Allowable Field Force FTE Costs” means the aggregate Field Force FTE Costs of a Party or its Affiliates pursuant to the Commercialization Plan that are directly attributable or reasonably allocable to Promotional activities for the Licensed Product for the Territory conducted by a Party’s (or its Affiliate’s) field force. 1.8 “Allowable Joint IP Costs” means Joint Patent Costs, Joint Trademark Costs and Joint IP Action Costs, in each case, incurred by or on behalf of a Party or its Affiliates in accordance with this Agreement. 1.9 “Allowable Promotion FTE Costs” means the aggregate Promotion FTE Costs of a Party or its Affiliates pursuant to the Commercialization Plan that are directly attributable or reasonably allocable to Promotion activities for the Licensed Product for the Territory. 1.10 “Ancillary Agreement” means any Merck Supply Agreement, SeaGen Supply Agreement, Promotion Agreement, European Collaboration Territory Distribution Agreement, Pharmacovigilance Agreement, Regulatory Agreement, [ * ], and any other agreement (including quality agreements) entered into by and between the Parties or their Affiliates specifically related to the Development, Manufacture or Commercialization of a Licensed Compound or Licensed Product. For clarity, no Third Party shall be a party to an Ancillary Agreement. 1.11 “Applicable Law” means, as applicable, (a) any United States federal, state or local law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, (b) any national, provincial, state or local or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation in any country or region in the Territory outside the United States, (c) any order, writ, judgment, injunction, decree, stipulation, ruling, determination or award entered by or with any Governmental Authority in the Territory, or (d) any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law, including as applicable (i) cGLPs, cGCPs and cGMPs and (ii) all applicable data protection and privacy laws, rules and regulations, including the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act and the Health Information Technology for Economic and Clinical Health Act, -3- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

as any of the foregoing may be amended from time to time. Regarding Personal Data (as defined herein), Applicable Laws means any applicable law, rule, regulation, ordinance, directive, interpretation, judgment, or decision of any Governmental Authority in relation to data protection, privacy, restrictions on, or requirements in respect of, the processing of Personal Data of any kind, including HIPAA, General Data Protection Regulation (Regulation (EU) 2016/679) (GDPR), Brazilian General Data Protection Law (Federal Law no. 13,709/2018), the Act on the Protection of Personal Information of Japan, and any equivalent Applicable Laws in any other jurisdiction, as any of the foregoing may be amended from time to time (collectively, “Data Protection Laws”). 1.12 “Biomarker Test” means, in relation to a Licensed Compound or the Licensed Product, any diagnostic test designed to objectively measure or evaluate samples of blood, other body fluids or tissue as an indicator of biological processes, pathogenic processes or pharmacologic responses and may include next generation sequencing (NGS) tests or immunohistochemistry (IHC) tests, as applicable, in each case, to determine if a Licensed Compound or the Licensed Product may be useful for a given patient or patient population. 1.13 “Business Day” means a day other than a Saturday, Sunday, or any other day when banks are authorized or required by law to be closed in New York, New York, or Seattle, Washington. 1.14 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that the first Calendar Quarter of the Term shall begin on the Effective Date and end on the last day of the then-current Calendar Quarter and the last Calendar Quarter of the Term shall begin on the first day of such Calendar Quarter and end on the last day of the Term. 1.15 “Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31; provided, however, that the first Calendar Year of the Term shall begin on the Effective Date and end on December 31 of the then-current Calendar Year and the last Calendar Year of the Term shall begin on the first day of such Calendar Year and end on the last day of the Term. 1.16 “CEOs” means, respectively, [ * ] (or the officer or employee of Merck then serving in a substantially equivalent capacity) or his or her designee and [ * ] (or the officer or employee of SeaGen then serving in a substantially equivalent capacity) or his or her designee, provided that any such designee must have decision-making authority on behalf of the applicable Party. 1.17 “cGCP” or “current Good Clinical Practice” means the applicable then-current standards for clinical activities for pharmaceuticals or biologicals, as set forth in the Act and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the United States, any similar standards of good clinical practice as are required by any Regulatory Authority in such country. 1.18 “cGLP” or “current Good Laboratory Practice” means the applicable then- current standards for laboratory activities for pharmaceuticals or biologicals, as set forth in the Act -4- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

and any regulations or guidance documents promulgated thereunder, as amended from time to time, together with, with respect to work performed in a country other than the United States, any similar standards of good laboratory practice as are required by any Regulatory Authority in such country. 1.19 “cGMP” or “current Good Manufacturing Practice” means the applicable then- current standards for conducting Manufacturing activities for pharmaceuticals or biologicals (or active pharmaceutical ingredients) as are required by any applicable Regulatory Authority in the Territory. 1.20 “Change of Control” with respect to a Party, shall be deemed to have occurred if any of the following occurs after the Effective Date: (a) any Third Party “person” or “group” (as such terms are defined below) (i) is or becomes, through one or a series of transactions, the “beneficial owner” (as defined below), directly or indirectly, of the then-outstanding shares of common stock of such Party (or any direct or indirect parent entity or ultimate parent entity of such Party) representing fifty percent (50%) or more of the total then-outstanding common stock (or foreign equivalent thereof) (the “Outstanding Common Stock”), (ii) is or becomes, through one or a series of transactions, the “beneficial owner”, directly or indirectly, of shares of securities, capital stock or other interests (including partnership interests) of such Party (or any direct or indirect parent entity or ultimate parent entity of such Party) then-outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Outstanding Voting Stock”) of such Party (or any direct or indirect parent entity or ultimate parent entity of such Party) representing fifty percent (50%) or more of the total voting power of all Outstanding Voting Stock of such Party (or any direct or indirect parent entity or ultimate parent entity of such Party) or (iii) has the power, directly or indirectly, to elect a majority of the members of the Party’s (or any direct or indirect parent entities or ultimate parent entities of such Party) board of directors (or similar governing body); or (b) such Party (or any direct or indirect parent entity or ultimate parent entity of such Party) enters into a merger, consolidation or similar transaction with a Person (whether or not such Party (or any direct or indirect parent entity or ultimate parent entity of such Party) is the surviving entity) (a “Business Combination”), in each case, unless, following such Business Combination, (i) the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Stock of such Party (and the ultimate parent entity thereof) immediately prior to such Business Combination beneficially own, directly or indirectly, fifty percent (50%) or more of, respectively, (1) the then-outstanding shares of common stock (or foreign equivalent thereof) and (2) the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the corporation or other entity resulting from such Business Combination (and the ultimate parent entity thereof) and (ii) fifty percent (50%) or more of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination (and ultimate parent entity thereof, as applicable) were members of the board of directors (or similar governing body) of such Party (or ultimate parent entity of such Party, as applicable) at the time of the execution of the initial agreement, or became members of the board -5- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

of directors of such corporation or other entity by virtue of the action of the board of directors (or similar governing body) of such Party (or ultimate parent entity), providing for such Business Combination; or (c) such Party (and its Affiliates) sells, exchanges or otherwise transfers to any Third Party, directly or indirectly (including through the transfer of shares (or other ownership interests) in Affiliates), in one or a series of transactions, the properties and assets representing all or substantially all of such Party’s total assets (together with all or substantially all of the properties and assets of its Affiliates). For the purpose of this definition of Change of Control, (x) “person” and “group” have the meanings given such terms under Sections 13(d) and 14(d) of the United States Securities Exchange Act of 1934 and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the aforesaid Act; (y) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act; and (z) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.” 1.21 “China” means the People’s Republic of China[ * ]. 1.22 “Clinical Trial” means a Phase I Clinical Trial, Phase II Clinical Trial, Phase III Clinical Trial or Phase IV Clinical Trial. 1.23 “CMC” means chemistry, manufacturing and controls. 1.24 “CMC Development” means the CMC-related Development activities related to the composition, manufacture, and specification of a Licensed Compound or the Licensed Product intended to assure the proper identification, quality, purity and strength thereof, including test method development and stability testing, process development, process improvements (improving product robustness or manufacturing efficiencies), drug substance development, process qualification, process and method validation, process scale-up, formulation development, delivery system development, QA and QC development. 1.25 “Co-Exclusive” means, as between the licensor Party and the licensee Party, a license that is exclusive to the licensee Party (with the right to grant sublicenses thereof in accordance with Section 2.6.1); provided that the licensor Party reserves full rights for itself to exploit the licensed intellectual property for the licensed purposes (with the right to grant further licenses thereof in accordance with Section 2.6.2). 1.26 “Collaboration Territory” means each of (a) the United States of America, including its territories and possessions (the “US Collaboration Territory”), and (b) (i) the countries within the European Union, (ii) the countries within the European Free Trade Association and (iii) the United Kingdom ((i), (ii) and (iii), collectively, the “European Collaboration Territory”). The countries within the European Collaboration Territory as of the Effective Date are set forth on Schedule 1.26. For clarity, (x) if a given country was a member of the European Union or the European Free Trade Association during the Term, but thereafter is no longer part of the European Union or the European Free Trade Association, as applicable, such -6- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

country shall remain as part of the European Collaboration Territory for purposes of this Agreement and (y) in the event that a country that was not, as of the Effective Date, part of the European Union or the European Free Trade Association, but thereafter becomes a member state of the European Union or European Free Trade Association during the Term, such country shall be, as of the effective date thereof, part of the European Collaboration Territory for purposes of this Agreement, and the Parties shall work in good faith to transition such country to the European Collaboration Territory on transition terms to be discussed by the JSC and agreed to by the Parties. 1.27 “Combination Product” means a Licensed Product containing a Licensed Compound in combination with one or more additional pharmaceutically active ingredients and combined in (i) a single formulation or (ii) separate formulations but in a single package and sold for a single price, in each case, that the Parties determine to Develop hereunder pursuant to a Development Plan. For clarity, a Proprietary Combination is not a Combination Product unless it meets the foregoing definition. 1.28 “Combination Therapy” means, with respect to a Licensed Compound or the Licensed Product, the use of or method of using a Licensed Compound or the Licensed Product with any other pharmaceutical product(s) (whether a Third Party product, Merck Proprietary Product or SeaGen Proprietary Product (and including, in each case, marketed products or pipeline products)) in concomitant or sequential administration, that the Parties determine to Develop hereunder pursuant to a Development Plan. For clarity, “sequential administration” shall not include separate but sequential lines of therapy. 1.29 “Commercialization Budget” means the budget for the Commercialization of the Licensed Product for the Territory, as set forth in the applicable Commercialization Plan, as the same may be amended from time to time in accordance with this Agreement. For clarity, the Commercialization Budget may be broken down into regions. 1.30 “Commercialization Plan” shall have the meaning given to such term in Section 6.2.1. For clarity, (a) each Commercialization Plan shall include a Commercialization Budget and (b) the Commercialization Plan may be broken down into regions, including pursuant to the Regional Commercialization Sub-Plans, as applicable. 1.31 “Commercialize” means to promote, market, distribute, import, sell, offer for sale and provide commercial-related product support for the Licensed Product, and “Commercializing” and “Commercialization” shall have correlative meanings. Commercialization may also include the foregoing activities, if any, with respect to a Companion Diagnostic for the Licensed Product, which activities, if any, shall be set forth in the relevant Commercialization Plan with respect to a Companion Diagnostic for the Licensed Product, as applicable. 1.32 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, the reasonable, diligent, good faith efforts to accomplish such objective as a similarly situated biopharmaceutical company would normally use to accomplish a similar objective under similar circumstances. It is understood and agreed that with respect to the Development, Manufacture and Commercialization of a Licensed Compound or Licensed Product by either Party (or its Affiliate), such efforts shall be substantially equivalent -7- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

to those efforts and resources commonly used by such Party (or its Affiliate) for pharmaceutical products owned by it or to which it has rights (and which are not subject to co-development or co- commercialization rights of a Third Party), which product is at a similar stage in its development or product life and is of similar market potential taking into account efficacy, safety, approved labeling, the competitiveness of alternative products (the sale of which such Party and its Affiliates do not profit from) in the marketplace, the patent and other proprietary position of the product, the likelihood of regulatory approval given the Regulatory Authority involved, the profitability of the product including the amounts payable to licensors of patent or other intellectual property rights (but not including any amounts payable to or shared with the other Party or its Affiliates hereunder or under any Ancillary Agreements) and other relevant factors. With respect to Licensed Compounds and the Licensed Product, Commercially Reasonable Efforts shall be determined on a country-by-country basis for a particular Licensed Compound or for the Licensed Product, as applicable, and it is anticipated that the level of effort will be different for different markets, and will change over time, reflecting changes in the status of the applicable Licensed Compound or the Licensed Product and the market(s) involved. 1.33 “Committee” means the Joint Steering Committee (and each Subcommittee of the JSC) and the Intellectual Property Operating Committee. 1.34 “Companion Diagnostic” or “CDx” means (a) a Class III PMA-approved (or foreign equivalent) Biomarker Test that is clinically linked to a Licensed Compound or the Licensed Product to determine its applicability to a specific patient or patient population or (b) any other Biomarker Test for a Licensed Compound or the Licensed Product to determine its applicability to a specific patient or patient population, in each case, that the Parties determine to Develop hereunder pursuant to a Development Plan. 1.35 “Competing Product” means any product containing or comprising, in any form, formulation, presentation or dosage strength, any [ * ]. For clarity, any product containing or comprising [ * ]. For clarity, any product containing or comprising [ * ] are Competing Products. 1.36 “Confidential Information” means any and all confidential or proprietary information and data, including all Merck Know-How, all SeaGen Know-How, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by or on behalf of one Party to the other Party in connection with this Agreement or any Ancillary Agreement. 1.37 “Control”, “Controls” or “Controlled by” means, subject to Section 16.4.2, with respect to any intellectual property right, information, documents or materials, the possession of the right (whether by ownership or license, other than pursuant to this Agreement or any Ancillary Agreement) or the ability of a Party or its Affiliate to grant access to, or a license or sublicense of, such intellectual property right, information, documents or materials as provided for herein without violating any Applicable Law or the terms of any agreement or other arrangement with any Third Party existing at the time such Party would be required hereunder to grant the other Party such access or license or sublicense. -8- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.38 “Corporate Marks” means, (a) in the case of Merck, the corporate Trademarks owned by Merck or its Affiliates as Merck may designate in writing to SeaGen from time to time (each, a “Merck Corporate Mark”) and (b) in the case of SeaGen, the corporate Trademarks owned by SeaGen or its Affiliates as SeaGen may designate in writing to Merck from time to time (each, an “SeaGen Corporate Mark”), including for the purposes of both clause (a) and (b), any translation or derivation of any of the foregoing, either alone or in combination with other words and all marks, trade dress, logos, monograms, domain name registrations and other source identifiers confusingly similar to or embodying any of the foregoing either alone or in combination with other words. 1.39 “Cost of Goods Manufactured” means the cost to produce a given quantity of Licensed Product by a Party or its Affiliate, as calculated in accordance with Schedule 1.39, including taking into account in such calculation any other capital expenditure, costs and expenses approved as Cost of Goods Manufactured under Section 3.4.2(o). 1.40 “Develop” means (a) to research, develop, analyze, test and conduct non-clinical, preclinical (including GLP Tox Studies), clinical and all other regulatory studies and trials for a Licensed Compound or the Licensed Product, as applicable, including new indications and new combinations, (b) all activities pertaining to CMC Development and formulation development (including new formulations), (c) all other activities related to securing and maintaining Marketing Authorization for a Licensed Compound or the Licensed Product, as applicable, and regulatory activities in connection therewith and (d) medical affairs activities for the Licensed Product. Development may also include the foregoing activities, if any, with respect to any Companion Diagnostic, which activities, if any, shall be set forth in the relevant Development Plan with respect to a Companion Diagnostic for a Licensed Compound or the Licensed Product, as applicable. “Developing” and “Development” shall have correlative meanings. 1.41 “Development Budget” means the budget for the Development of the Licensed Product for the Territory, as set forth in the applicable Development Plan, as the same may be amended from time to time in accordance with this Agreement. 1.42 “Development Costs” means the sum of (a) Development FTE Costs and Medical Affairs FTE Costs and (b) out-of-pocket costs and expenses, incurred by a Party or any of its Affiliates in connection with the Development of a Licensed Compound or the Licensed Product in the Territory, in each case, that are (i) incurred on or after the Effective Date, (ii) incurred as an expense in accordance with the applicable Party’s Accounting Standards of such Party and (iii) directly attributable or reasonably allocable to a Licensed Compound or the Licensed Product for the Territory, including, for clarity, those that are directly attributable or reasonably allocable to the Development of a Proprietary Combination pursuant to this Agreement and the Development Plan (and, for clarity, any such costs associated with the Development of a Proprietary Combination pursuant to this Agreement and the Development Plan shall be fully allocated to the Licensed Product hereunder), including, for example, subject to Section 5.2.6(b), Clinical Trials for a Proprietary Combination to the extent included in the Development Plan). Development Costs shall include: 1.42.1 such costs and expenses that are [ * ] activities for [ * ]; -9- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.42.2 such costs and expenses that are [ * ] activities for [ * ]; 1.42.3 such costs and expenses incurred [ * ], including the cost of [ * ]; 1.42.4 the [ * ] for use in [ * ]; 1.42.5 such costs and expenses for [ * ] such as [ * ]; 1.42.6 such costs and expenses [ * ], including [ * ]; 1.42.7 such costs and expenses [ * ], including [ * ]; 1.42.8 costs and expenses [ * ]; and 1.42.9 any [ * ] as a result of [ * ]. 1.43 “Development Data” means any data generated from Development activities hereunder with respect to a Licensed Compound or the Licensed Product, including from Development of a Proprietary Combination. 1.44 “Development FTE Cost” means, for any period, the Development FTE Rate multiplied by the number of FTEs in such period performing Development activities that are directly attributable or reasonably allocable to the Licensed Product (including for use in a Proprietary Combination) for the Territory. 1.45 “Development FTE Rate” means the rate of [ * ] for one (1) full FTE per full calendar year; provided that, starting January 1, 2021, such rate shall adjust on January 1 of each Calendar Year by [ * ]. Notwithstanding the foregoing, the Parties may mutually agree in writing on alternative Development FTE Rates for the conduct of Development activities in the Territory (which rate may be different for different regions in the Territory). 1.46 “Development Plan” shall have the meaning given to such term in Section 5.2.1 For clarity, each Development Plan shall include a Development Budget. 1.47 “Distributor” means any Third Party(ies) appointed by the Lead Distribution Party or any of its Affiliates (or their respective (sub)licensees) in accordance with the terms of this Agreement to distribute and sell Licensed Product(s), with or without packaging rights, in one or more countries in the Territory, in circumstances where such Third Party purchases its requirements of Licensed Product(s) from such Party or its Affiliates (or their respective sublicensees) but does not otherwise make any royalty or other similar payment to such Party or its Affiliates (or their respective sublicensees) with respect to such Third Party’s sale of such Licensed Product(s). For clarity, a “Distributor” shall not be considered a sublicensee for purposes of this Agreement (even if ancillary licenses are granted to such Distributor for purposes of conducting its activities (specifically, distributing and selling the Licensed Product)). 1.48 “EMA” means the European Medicines Agency and any successor Regulatory Authority having substantially the same function. -10- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.49 “European Free Trade Association” means the organization of the member states of the European Free Trade Association, as it may be constituted from time to time during the Term. 1.50 “European Union” means the organization of member states of the European Union, as it may be constituted from time to time during the Term. 1.51 “FDA” means the United States Food and Drug Administration and any successor Regulatory Authority having substantially the same function. 1.52 “Field” means any and all uses and purposes, including diagnostic, prophylactic and therapeutic uses in humans and animals. 1.53 “Field Force FTE Cost” means, for any period, the Field Force FTE Rate multiplied by the number of field force FTEs in such period conducting Promotional activities for the Licensed Product in accordance with this Agreement (and, in the Collaboration Territory, in accordance with the applicable Promotion Agreement) that are directly attributable or reasonably allocable to conducting such Promotional activities for the Licensed Product (including conducting calls for the Licensed Product, including for use in a Proprietary Combination) for the Territory by a Party’s (or its Affiliate’s) field force, but subject to any further allocation to the Licensed Product as set forth in a Promotion Agreement, as applicable. 1.54 “Field Force FTE Rate” means the rate per FTE for the Territory as set forth in the applicable Commercialization Plan or as otherwise agreed to by the Parties for the conduct of Promotional activities for the Licensed Product in accordance with this Agreement (and the applicable Promotion Agreement, if any) in the Territory by a Party’s (or its Affiliate’s) field force (which rate may be different for different regions in the Territory), as such rate may be adjusted by mutual written agreement of the Parties on an annual basis. If the Parties are unable to agree on the Field Force FTE Rate in a given Commercialization Plan, but have previously agreed to the Field Force FTE Rate in a different Commercialization Plan, then such previously agreed to Field Force FTE Rate shall be used. 1.55 “First Commercial Sale” means, with respect to the Licensed Product in a country, the first sale to a Third Party for end use or consumption of such Licensed Product in such country after receipt of all Marketing Authorizations for such Licensed Product in such country, excluding, however, any sale or other distribution for use in a Clinical Trial. 1.56 “FTE” means the equivalent of the work of one (1) individual employee full time for one (1) full calendar year (consisting of a total of [ * ] hours per calendar year) of work directly related to Development, Promotion or other Commercialization activities under this Agreement. Any person who devotes fewer than [ * ] hours per calendar year shall be treated as an FTE on a pro rata basis based upon the actual number of hours worked divided by [ * ]. 1.57 “GAAP” means accounting principles generally accepted in the United States, consistently applied. -11- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.58 “GLP Tox Study” means a pre-clinical study conducted in a species using applicable cGLP for the purposes of assessing the onset, severity, and duration of toxic effects and their dose dependency with the goal of establishing a safety profile required for a regulatory submission supporting the dosing of human subjects. For the avoidance of doubt, preliminary toxicology studies are not regarded as a GLP Tox Study. 1.59 “Governmental Authority” or “Government” means any United States (federal, state or local) government (or political subdivision thereof), or any foreign government (or political subdivision thereof), or any multinational governmental organization or authority, or any governmental authority, agency or commission, in each case, entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body. 1.60 “IAS/IFRS” means International Accounting Standards/International Financial Reporting Standards of the International Accounting Standards Board, consistently applied. 1.61 “Incidence” means, with respect to any type or subtype of cancer (including a separate and distinct tumor type), for the Calendar Year preceding the applicable Calendar Year for which the “Incidence” is being measured, an incidence in the US of over 10,000 patient population (taking into account all stages of the applicable type or subtype) according to the incidence published by the Surveillance, Epidemiology, and End Results (SEER) Program of the National Cancer Institute (https://seer.cancer.gov/) or its substitute or successor statistic program as agreed to by the Parties, to establish the size of the treatable population in the US. 1.62 “IND” means an investigational new drug application, clinical trial authorization application, or similar application or submission (including any supplements of any of the foregoing) for approval to conduct human clinical investigations of a product filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority. 1.63 [ * ] 1.64 “Initial Merck Proprietary Product” means Merck’s (or its Affiliate’s) product pembrolizumab, a humanized anti-human PD-1 monoclonal antibody, that is primarily marketed as of the Effective Date under the tradename KEYTRUDA®, in any form, formulation, presentation or dosage strength. 1.65 “Initiated” or “Initiation” means, with respect to a Clinical Trial, the administration of the first dose of the Licensed Product being studied to the first human subject in such Clinical Trial. 1.66 “Joint IP Action Costs” means, with respect to the Licensed Product, any costs and expenses which are deemed to be “Joint IP Action Costs” pursuant to Article 12 with respect to such Licensed Product, but only to the extent such costs and expenses are incurred on or after the Effective Date. -12- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.67 “Joint Patent Costs” means any costs and expenses which are deemed to be “Joint Patent Costs” pursuant to Article 12, but only to the extent such costs and expenses are incurred on or after the Effective Date. 1.68 “Joint Program Copyright” means all Program Copyrights other than copyrights in any (a) Merck Proprietary Combination Outside Promotional Materials, Merck Proprietary Combination Outside Other Field-Based Materials, Merck Licensed Product Combination Promotional Materials, Merck Licensed Product Combination Other Field-Based Materials or other content owned by Merck as set forth in Section 12.3.4(a), and (b) SeaGen Proprietary Combination Outside Promotional Materials, SeaGen Proprietary Combination Outside Other Field-Based Materials, SeaGen Licensed Product Combination Promotional Materials, SeaGen Licensed Product Combination Other Field-Based Materials or other content owned by SeaGen as set forth in Section 12.3.4(b). 1.69 “Joint Program Know-How” means all Program Know-How that is not SeaGen Program Know-How or Merck Program Know-How. For clarity, Joint Program Know-How shall include all Program Know-How that (a) specifically relates to the use of or method of using a Licensed Compound or the Licensed Product in any Combination Therapy (including the use of or method of using the Licensed Product with a SeaGen Proprietary Product or Merck Proprietary Product in a Combination Therapy), or (b) relates to a Biomarker Test or Companion Diagnostic (this clause (b) “Biomarker Joint Program Know-How”). 1.70 “Joint Program Patents” means all Patent Rights that claim Joint Program Know- How, but that do not (subject to Section 12.4.3(b)) claim SeaGen Program Know-How or Merck Program Know-How. 1.71 “Joint Trademark Costs” means any costs and expenses that are deemed to be “Joint Trademark Costs” pursuant to Article 12, but only to the extent such costs and expenses are incurred on or after the Effective Date. 1.72 “Know-How” means any and all proprietary or confidential inventions, discoveries, developments, data (including pre-clinical, clinical and regulatory data), information, trade secrets, specifications, formulae, instructions, processes, methods, protocols, expertise and other technology, including any of the foregoing applicable to formulations, compositions or to their manufacture, development, registration, use or marketing or to methods of assaying or testing them, and all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, and manufacturing data relevant to any of the foregoing. “Know-How” excludes Patent Rights, Trademarks and physical substances. 1.73 “Lead Distribution Party” means (a) with respect to the Licensed Product for sale in the US Collaboration Territory, SeaGen (unless otherwise determined by the JCC), (b) with respect to the Licensed Product for sale in the European Collaboration Territory, SeaGen (unless otherwise determined by the JCC), (c) with respect to the Licensed Product for sale in the SeaGen Territory, SeaGen (unless otherwise determined by the JCC), and (d) with respect to the Licensed Product for sale in the Merck Territory, Merck (unless otherwise determined by the JCC), in each case (a), (b), (c) and (d), except as otherwise expressly set forth in this Agreement. -13- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.74 “Lead Manufacturing Party” means, with respect to the Licensed Product, SeaGen (unless otherwise determined by the JSC or otherwise expressly set forth in this Agreement); provided that (a) where a Party acts as a second source for supply in accordance with Section 7.4.4 or otherwise takes over responsibility for Manufacturing Licensed Product in accordance with this Agreement (or the applicable Ancillary Agreement), and, as such, Manufactures the Licensed Product, such Party shall be the “Lead Manufacturing Party” with respect to the quantities of Licensed Product Manufactured by it and (b) without limiting the foregoing sub-clause (a), certain specific Manufacturing responsibilities for the Licensed Product as set forth in the Manufacturing Plan (e.g., secondary packaging and labeling) may be designated to the other Party, in which case such other Party shall be the “Lead Manufacturing Party” to the extent of such assigned responsibilities as set forth in the Manufacturing Plan. 1.75 “Lead Patent Party” means, (a) SeaGen, with respect to the SeaGen Product- Specific Patents and Joint Program Patents, and (b) Merck, with respect to the Merck Product- Specific Patents, in each case, except as otherwise expressly set forth in this Agreement. 1.76 “Lead Regulatory Party” means, (a) with respect to the Licensed Product in the US Collaboration Territory, SeaGen (unless otherwise determined by the JSC), (b) with respect to the Licensed Product in the European Collaboration Territory, Merck (unless otherwise determined by the JSC), (c) with respect to the Licensed Product in the SeaGen Territory, SeaGen (unless otherwise determined by the JSC), and (d) with respect to the Licensed Product in the Merck Territory, Merck (unless otherwise determined by the JSC), in each case (a), (b), (c) and (d), except as otherwise expressly set forth in this Agreement. 1.77 “Lead Study Party” means, with respect to a given Clinical Trial for the Licensed Product, the Party that is designated by the JSC as the “Lead Study Party” for such Clinical Trial as set forth in the Development Plan, in each case, except as otherwise expressly set forth in this Agreement. 1.78 “Lead Trademark Party” means, with respect to a given country in the Territory, unless otherwise determined by the JCC, the Party that is the “Lead Distribution Party” for such country, as set forth in this Agreement. 1.79 “Licensed Compound” means (a) SGN-LIV-1-A, (b) any Next Generation Compound for which Merck has delivered (or is deemed to have delivered) a Licensed Compound Notice pursuant to Section 2.9.2 or (c) any Acquired Competing Product that the non-Acquiring Competing Product Party elects to include as a “Licensed Compound” pursuant to an offer to do so from the Acquiring Competing Product Party pursuant to Section 2.9.3(c). For clarity, (i) as of the Effective Date, SGN-LIV-1-A is the only Licensed Compound; and (ii) the Parties may Develop one or more Licensed Compounds hereunder at any one time. 1.80 “Licensed Product” means a product containing or comprising a Licensed Compound, in any form, formulation, presentation or dosage strength. For clarity, (a) each Licensed Product containing or comprising the same Licensed Compound, in any form, formulation, presentation or dosage strength, including, for clarity, (i) for monotherapy use or in Combination Therapy with any product (including a Proprietary Product) or (ii) in any Combination Product, shall be considered the same Licensed Product for purposes of this -14- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Agreement [ * ]; provided that, notwithstanding the foregoing, [ * ], (b) Licensed Products shall include Combination Products (in any form, formulation, presentation or dosage strength), and (c) if there is more than one Licensed Compound hereunder (e.g., a Next Generation Compound for which Merck has delivered (or is deemed to have delivered) a Licensed Compound Notice pursuant to Section 2.9.2), then a product containing or comprising a different Licensed Compound (in any form, formulation, presentation or dosage strength) will be considered a different Licensed Product for purposes of this Agreement, but each such product will be deemed to be one of the Licensed Products hereunder. 1.81 “Licensed Product Net Revenues” means, with respect to a given Licensed Product in a given period, the sum of: (a) all Licensed Product Net Sales in such period, and (b) all net sales (calculated in the same manner as the calculation of Licensed Product Net Sales, mutatis mutandis) of such Licensed Product sold in such period to Third Parties for the Territory by each sublicensee (but excluding, for clarity, any Distributor) of each Party (and their respective Affiliates), as reported by the applicable sublicensee, as applicable, to the applicable Party (or its Affiliate), in each case (a) and (b), for such Licensed Product. 1.82 “Licensed Product Net Sales” means, with respect to Licensed Product sold to Third Parties (including to Distributors) for the Territory by a Party or its Affiliates, the gross amount invoiced (not including value added taxes, consumption taxes, sales taxes, or similar taxes) for sales of such Licensed Product for the Territory during a given period during the Term, less the following normal and customary deductions that are related to such Licensed Product sold during the Term and not otherwise deducted in computing other amounts hereunder (without duplication): [ * ] Licensed Product Net Sales shall be determined from the applicable Party’s (or its Affiliate’s) books and records maintained in accordance with the applicable Party’s (or its Affiliate’s) Accounting Standards (in each case, to the extent reasonably practicable when determining amounts at a product level) consistently applied. It is understood that any accruals of amounts reflected in Licensed Product Net Sales shall be periodically (but at least once a Calendar Quarter) trued-up by the Parties consistent with their customary practices and in accordance with the applicable Party’s Accounting Standards (to the extent reasonably practicable when determining amounts at a product level), and Licensed Product Net Sales shall be adjusted to reflect such trued-up amounts. Any of the deductions listed above that involves a payment by a Party or its Affiliates shall be taken as a deduction in the Calendar Quarter in which the payment is accrued by such entity. For purposes of determining Licensed Product Net Sales, a Licensed Product shall be deemed to be sold when invoiced. Notwithstanding the foregoing, a “sale” shall not include transfers or dispositions of such Licensed Product for pre-clinical or clinical purposes or as samples, in each case, without charge. In the event that the Licensed Compound is sold as part of a Combination Product in a country in the Territory, Licensed Product Net Sales for such Combination Product shall be calculated [ * ]. -15- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Subject to the above, Licensed Product Net Sales shall be calculated in accordance with the standard internal policies and procedures of the applicable Party and its Affiliates, which must be in accordance with the Accounting Standards. 1.83 “LIV-1” means [ * ]. 1.84 “Manufacture” or “Manufacturing” means, with respect to a compound or product (including a Licensed Compound and the Licensed Product), the receipt, handling and storage of active pharmaceutical ingredients and other materials, the manufacturing, processing, packaging and labeling, holding (including storage), quality assurance and quality control testing (including release) of such compound or product and shipping of such compound or product. Manufacturing may also include the foregoing activities, if any, with respect to any Companion Diagnostic for a Licensed Compound or the Licensed Product, which activities, if any, shall be set forth in the relevant Manufacturing Plan. 1.85 “Marketing Authorization Application” or “MAA” means a New Drug Application, Biologics License Application, Worldwide Marketing Application, Marketing Authorization Application, filing pursuant to Section 510(k) of the Act, or similar application or submission for Marketing Authorization of a product filed with a Regulatory Authority to obtain marketing approval for such product in that country or in that group of countries, or any supplements to any of the foregoing. 1.86 “Marketing Authorization” means all approvals from the relevant Regulatory Authority necessary to market and sell a product in any country or group of countries. For clarity, with respect to the Licensed Product, Marketing Authorization shall include [ * ]. 1.87 “Medical Affairs FTE Cost” means, for any period, the Medical Affairs FTE Rate multiplied by the number of medical affairs FTEs in such period performing medical affairs activities that are directly attributable or reasonably allocable to the Licensed Product (including for use in a Proprietary Combination) for the Territory. 1.88 “Medical Affairs FTE Rate” means the rate per FTE for the Territory as set forth in the applicable Development Plan or as otherwise agreed to by the Parties for the conduct of medical affairs activities for the Territory (which rate may be different for different regions in the Territory), as such rate may be adjusted by mutual written agreement of the Parties on an annual basis. If the Parties are unable to agree on the Medical Affairs FTE Rate in a given Development Plan, but have previously agreed to the Medical Affairs FTE Rate in a different Development Plan, then such previously agreed to Medical Affairs FTE Rate shall be used. 1.89 “Merck General Know-How” means any Merck Know-How other than Merck Product-Specific Know-How. 1.90 “Merck General Patents” means any Merck Patents other than Merck Product- Specific Patents. 1.91 “Merck Know-How” means all Know-How Controlled by Merck or its Affiliates as of the Effective Date or at any time thereafter until the end of the Term that is necessary or -16- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

reasonably useful for the Development, Manufacture, or Commercialization of any Licensed Compound or the Licensed Product, whether as a monotherapy or for use in any Combination Therapy, or any Companion Diagnostic, and that is either (a) Merck Program Know-How (but excluding, for clarity, Joint Program Know-How), or (b) other Know-How Controlled by Merck that Merck discloses to SeaGen and that the Parties mutually agree to use (through the JDC), and is actually used, in the Development of the Licensed Product under this Agreement (and in accordance with the Development Plan) or any Ancillary Agreement (the Know-How in this clause (b), “Other Merck Contributed Know-How”), but in each case, excluding any Acquiring Person Intellectual Property. 1.92 “Merck Patents” means all Patent Rights Controlled by Merck or its Affiliates as of the Effective Date or at any time thereafter until the end of the Term, that cover or claim, or are otherwise necessary or reasonably useful for the Development, Manufacture or Commercialization of, any Licensed Compound or the Licensed Product, whether as a monotherapy or for use in any Combination Therapy, or any Companion Diagnostic, and that are either (a) Merck Program Patents (but excluding, for clarity, Joint Program Patents), (b) other Patent Rights Controlled by Merck that claim the use or method of using a Merck Proprietary Product in a Merck Proprietary Combination that the Parties have agreed to Develop hereunder pursuant to a Development Plan or (c) other Patent Rights Controlled by Merck that claim the Other Merck Contributed Know- How; but in each case, excluding any Acquiring Person Intellectual Property. 1.93 “Merck Product-Specific Know-How” means all [ * ] Know-How that is[ * ], but excluding [ * ]. 1.94 “Merck Product-Specific Patents” means all [ * ] Patents that claim or cover (a) [ * ], or (b) any [ * ]; but excluding (in each case (a) and (b)) any [ * ] Patents that claim or cover [ * ]. 1.95 “Merck Program Know-How” means (a) all [ * ] Know-How [ * ] that is [ * ] but, for clarity, not (i) [ * ] or (ii) [ * ] (this clause (a), a “Merck Proprietary Product Program Invention”) and (b) all [ * ] Know-How that is [ * ]. 1.96 “Merck Program Patents” means all Patent Rights that claim Merck Program Know-How and do not claim SeaGen Program Know-How or Joint Program Know-How. 1.97 “Merck Proprietary Combination” means a Proprietary Combination in which a Merck Proprietary Product is the Proprietary Product. For clarity, the Proprietary Combination of the Licensed Product and the Initial Merck Proprietary Product shall be a Merck Proprietary Combination for purposes of this Agreement. 1.98 “Merck Proprietary Combination Mark” means the Trademarks, if any, jointly developed and agreed to by the Parties that combines a Merck Proprietary Product Mark and a Collaboration Mark for use in connection with the Merck Proprietary Combination as permitted in the Agreement. -17- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

1.99 “Merck Proprietary Product” means any product that is owned by, or exclusively or co-exclusively licensed to Merck, or any of its Affiliates, including the Initial Merck Proprietary Product, but not including any Licensed Compound or the Licensed Product. 1.100 “Merck Proprietary Product Marks” means the Trademarks of Merck or its Affiliates with respect to any Merck Proprietary Product for use in a Merck Proprietary Combination, which Merck shall designate in writing to SeaGen from time to time. 1.101 “Merck Supply Agreement” means any and all supply agreements (including related quality agreements) entered into by the Parties (or their respective Affiliates) with respect to the Manufacture and supply of Licensed Product by or on behalf of Merck (or its Affiliate) to SeaGen (or its Affiliate) for use in the Commercialization of such Licensed Product in accordance with this Agreement. Each such Merck Supply Agreement for supply shall be on terms to be mutually agreed to by the Parties in good faith. 1.102 “Merck Technology” means the Merck Patents, Merck Know-How and Merck’s (and its Affiliates’) interest in the Joint Program Patents and Joint Program Know-How. 1.103 “Merck Territory” means those portions of the Territory other than the Collaboration Territory and the SeaGen Territory. 1.104 [ * ] 1.105 “Ongoing Clinical Trials” means all Clinical Trials of the Licensed Product that have been Initiated and are ongoing by SeaGen as of the Effective Date (and are included in the Initial Development Plan (and related initial Development Budget)) [ * ]. For clarity, with respect to such Clinical Trials, (x) updates to the protocol for any such Clinical Trial are subject to the approval of the JDC in accordance with Sections 3.3.2(d) and 5.4.1; and (y) any amendment to the Development Plan (and related Development Budget) with respect thereto are subject to the approval of the JSC in accordance with Section 3.2.3(e). 1.106 “Other Field-Based Materials” means, with respect to the Licensed Product, all written, printed, electronic or graphic field-based materials [ * ] used by or on behalf of (a) either or both Parties in the Collaboration Territory, (b) SeaGen in the SeaGen Territory, or (c) Merck in the Merck Territory; in each case ((a), (b) and (c)), [ * ] for the Licensed Product (including for use as a monotherapy or in any Combination Therapy) conducted hereunder. 1.107 “Patent Rights” means any and all patents and patent applications (which for the purpose of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention), including divisionals, continuations, continuations-in-part, reissues, renewals, substitutions, registrations, re-examinations, revalidations, extensions, supplementary protection certificates and the like of any such patents and patent applications, and any and all foreign equivalents of the foregoing. 1.108 “Person” means an individual, Governmental Authority, Public Official, corporation, partnership, limited liability company, trust, business trust, association, joint stock -18- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. 1.109 “Phase I Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(a). 1.110 “Phase II Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(b). 1.111 “Phase III Clinical Trial” means a human clinical trial in any country that would satisfy the requirements of 21 C.F.R. § 312.21(c). 1.112 “Phase IV Clinical Trial” means any human clinical trial (other than a Phase I Clinical Trial, Phase II Clinical Trial or Phase III Clinical Trial) in any country that is conducted on the Licensed Product for an indication in the Field after Marketing Authorization of the Licensed Product has been obtained from an appropriate Regulatory Authority in such country for such indication. 1.113 [ * ] 1.114 “Pricing Approval” means, with respect to any country or jurisdiction in which one or more Governmental Authorities determine or approve the pricing at which the Licensed Product will be charged to, or reimbursed by, public or private payors, the approval, agreement, determination or decision by such applicable Governmental Authority(ies) establishing the pricing and reimbursement status for such Licensed Product for any such payor or group of payors. 1.115 “Product Liability” means any liability in respect of any personal injury or death (or risk of personal injury or death) arising from, relating to or otherwise in respect of, the use or ingestion of, or exposure to, a product (including as a result of participating in a Clinical Trial), whether based on negligence, strict product liability or any other product liability theory. 1.116 “Program Copyright” means copyright in Promotional Materials (and other content) created in connection with the Development, Manufacturing and Commercialization of the Licensed Product (a) by or on behalf of a Party or its Affiliate or sublicensee in the conduct of activities under this Agreement or any Ancillary Agreement, or (b) jointly by or on behalf of the Parties or their respective Affiliates or sublicensees in the conduct of activities under this Agreement or any Ancillary Agreement. 1.117 “Program Know-How” means any and all Know-How (including Development Data) conceived, developed, generated or reduced to practice during the Term (a) by or on behalf of a Party or its Affiliate or sublicensee in the conduct of activities under this Agreement or any Ancillary Agreement, or (b) jointly by or on behalf of the Parties or their respective Affiliates or sublicensees in the conduct of activities under this Agreement or any Ancillary Agreement. For clarity, notwithstanding anything to the contrary, any and all Know-How conceived, developed, generated or reduced to practice by or on behalf of SeaGen or its Affiliates or sublicensees in the conduct of pre-clinical development activities under Section 2.9.2 with respect to Next Generation Compounds prior to Merck delivering a Licensed Compound Notice with respect to the applicable -19- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Next Generation Compound (which activities shall, for purposes of the definition of SeaGen Linker Technology at Section 1.138, be independent of the activities under this Agreement) (i) shall be solely owned by SeaGen; (ii) shall not be Program Know-How for purposes of this Agreement; and (iii) with effect from and after delivery (or deemed delivery) of a Licensed Compound Notice (if any) from Merck pursuant to Section 2.9.2, will be SeaGen Know-How for purposes of this Agreement. 1.118 “Program Patents” means the Merck Program Patents, SeaGen Program Patents and Joint Program Patents. 1.119 “Promote” means, with respect to a given country in the Territory, any activities undertaken by Merck (or its Affiliates) or SeaGen (or its Affiliates) in such country, or by both Merck (or its Affiliates) and SeaGen (or its Affiliates) in such country jointly (such joint activities in a given country, “Co-Promotion”), in each case, aimed at encouraging the use of the Licensed Product in such country, including marketing, promoting, conducting calls and details, contract administration, key account management, advertising (including educating, speaking programs and promotional symposia), but excluding any Distribution activities, Manufacturing activities or Development activities. “Promotion” shall have a correlative meaning. 1.120 “Promotion FTE Cost” means, for any period, the Promotion FTE Rate multiplied by the number of FTEs in such period performing Promotion activities that are directly attributable or reasonably allocable to the Licensed Product (including for use in a Proprietary Combination) for the Territory, but subject to any further allocation to the Licensed Product as set forth in a Promotion Agreement, as applicable. For the avoidance of doubt, Promotion FTE Costs shall exclude Field Force FTE Costs. 1.121 “Promotion FTE Rate” means the rate per FTE for the Territory as set forth in the applicable Commercialization Plan or otherwise agreed to by the Parties for the conduct of Promotion for the Territory (which rate may be different for different regions in the Territory), as such rate may be adjusted by mutual written agreement of the Parties on an annual basis. If the Parties are unable to agree on the Promotion FTE Rate in a given Commercialization Plan, but have previously agreed to the Promotion FTE Rate in a different Commercialization Plan, then such previously agreed to Promotion FTE Rate shall be used. 1.122 “Promotional Materials” means, with respect to the Licensed Product, all written, printed, electronic or graphic material (including the content of Licensed Product specific websites) used (a) by or on behalf of either or both Parties in connection with the Promotion of the Licensed Product in the Collaboration Territory conducted hereunder, (b) by or on behalf of SeaGen in connection with the Promotion of the Licensed Product in the SeaGen Territory conducted hereunder, or (c) by or on behalf Merck in connection with the Promotion of the Licensed Product in the Merck Territory conducted hereunder. Promotional Materials may include such materials for use in connection with the Promotion of the Licensed Product in a Proprietary Combination. 1.123 “Proprietary Combination” means any Combination Therapy of the Licensed Product and one or more Proprietary Product(s) as Developed by the Parties pursuant to a Development Plan following addition of such Proprietary Combination to the Development Plan -20- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

by approval of the JSC under Section 5.2.4(b) (provided that, for clarity, the Proprietary Combination of the Licensed Product and the Initial Merck Proprietary Product shall be a Proprietary Combination for purposes of this Agreement and shall not require approval by the JSC under Section 5.2.4(b)). 1.124 “Proprietary Product Party” means, with respect to a Proprietary Combination, the Party that owns or controls the Proprietary Product used in such Proprietary Combination; specifically: (a) in the case of a Merck Proprietary Combination, Merck; and (b) in the case of a SeaGen Proprietary Combination, SeaGen. 1.125 “Proprietary Product” means any SeaGen Proprietary Product or Merck Proprietary Product that the Parties agree, via the JSC under Section 5.2.4(b), to Develop pursuant to this Agreement for use in a Proprietary Combination. 1.126 “Proprietary Triple Combination Therapy” means any Combination Therapy involving the use of the Licensed Product, a Merck Proprietary Product and a SeaGen Proprietary Product, as Developed by the Parties pursuant to a Development Plan following addition of such Combination Therapy to the Development Plan by approval of the JSC under Section 5.2.4(b). 1.127 “Public Official” means (i) any officer, employee or representative of any regional, federal, state, provincial, county or municipal government or government department, agency or other division; (ii) any officer, employee or representative of any commercial enterprise that is owned or controlled by a government, including any state-owned or controlled veterinary, laboratory or medical facility; (iii) any officer, employee or representative of any public international organization, such as the African Union, the International Monetary Fund, the United Nations or the World Bank; and (iv) any person acting in an official capacity for any government or government entity, enterprise or organization identified above. 1.128 “Regulatory Authority” means any applicable Governmental Authority involved in granting approvals (including Pricing Approvals) for the manufacturing, development or marketing of a product (including the Licensed Product), including Marketing Authorizations therefor, in the Territory. 1.129 “Regulatory Documentation” means, with respect to a Licensed Compound or the Licensed Product, all submissions, documents and other correspondence submitted to applicable Regulatory Authorities in connection with the Development, Manufacture or Commercialization thereof, including INDs, MAAs and Marketing Authorizations (including product labeling and in connection with Pricing Approvals and health technology assessments) and the US Certificate of Pharmaceutical Product, and amendments and supplements thereto. 1.130 “Related Party” means, as applicable, (a) each of Merck and its Affiliates and their respective sublicensees (which term does not include Distributors) and (b) each of SeaGen and its Affiliates and their respective sublicensees (which term does not include Distributors). 1.131 “Safety Issue” means, with respect to the Licensed Product, that (a) a Regulatory Authority or safety data review board for a Clinical Trial of such Licensed Product has required termination or suspension of a Clinical Trial of such Licensed Product, (b) a Party reasonably -21- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

believes in good faith that (i) the Initiation of a Clinical Trial of such Licensed Product is not warranted, or (ii) termination or suspension of a Clinical Trial of such Licensed Product is warranted, in each case because of a material safety concern with respect to the use of such Licensed Product in such Clinical Trial; provided that such Party has provided reasonable evidence to the other Party documenting such material safety concern, or (c) a Party reasonably believes in good faith that the continued Commercialization of such marketed Licensed Product poses a material safety concern; provided that such Party has provided reasonable evidence to the other Party documenting such material safety concern. 1.132 “Sales and Marketing Expenses” means, for the Licensed Product, those costs and expenses (other than those deducted as part of the calculation of Licensed Product Net Sales) incurred by a Party or its Affiliates that are directly attributable or reasonably allocable to the market development or Promotion of such Licensed Product for the Territory consistent with the Commercialization Plan, whether before or after the First Commercial Sale of such Licensed Product. Sales and Marketing Expenses shall include: [ * ] for the [ * ] under the [ * ], including [ * ] to a [ * ] related to [ * ] and other [ * ], and [ * ] with [ * ] and [ * ] in connection with the [ * ] in connection with the [ * ] related to [ * ] and [ * ] that directly relate to the [ * ]. Sales and Marketing Expenses will specifically [ * ] for any of the [ * ] associated with [ * ] for the [ * ] without being [ * ] (other than the [ * ] that such [ * ] in this [ * ] and such other [ * ] where the applicable [ * ] and such other [ * ] with the [ * ] to this Agreement [ * ] shall be [ * ] to the [ * ] to the [ * ] are set forth in the [ * ] and in [ * ]. Sales and Marketing Expenses will also specifically exclude [ * ] such as [ * ] to the [ * ], and [ * ]. 1.133 “SeaGen Existing CMO Agreements” means those contract manufacturing agreements between SeaGen or its Affiliate and a Third Party set forth on Schedule 1.133. 1.134 “SeaGen Existing In-Licenses” means those license agreements between SeaGen or its Affiliate and a Third Party set forth on Schedule 1.134. 1.135 “SeaGen General Know-How” means any SeaGen Know-How other than SeaGen Product-Specific Know-How. 1.136 “SeaGen General Patents” means any SeaGen Patents other than SeaGen Product- Specific Patents. 1.137 “SeaGen Know-How” means all Know-How Controlled by SeaGen or its Affiliates as of the Effective Date or at any time thereafter until the end of the Term that is necessary or reasonably useful for the Development, Manufacture, or Commercialization of any Licensed Compound or the Licensed Product, whether as a monotherapy or for use in any Combination Therapy, or any Companion Diagnostic, (a) including the SeaGen Program Know- How (but excluding, for clarity, Joint Program Know-How), but (b) excluding any Acquiring Person Intellectual Property. 1.138 “SeaGen Linker Technology” means, [ * ]. 1.139 “SeaGen Patents” means all Patent Rights Controlled by SeaGen or its Affiliates as of the Effective Date or at any time thereafter until the end of the Term, that cover or claim, or -22- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

are otherwise necessary or reasonably useful for, the Development, Manufacture or Commercialization of, any Licensed Compound or the Licensed Product, whether as a monotherapy or for use in any Combination Therapy, or any Companion Diagnostic, (a) including all SeaGen Program Patents (but excluding, for clarity, Joint Program Patents), but (b) excluding any Acquiring Person Intellectual Property. The SeaGen Patents as of the Effective Date include those set forth on Schedule 1.139; provided that with respect to the SeaGen Linker Technology, Schedule 1.139 lists only those SeaGen Patents within the SeaGen Linker Technology that are relevant to SGN-LIV-1-A; provided further that SeaGen will update Schedule 1.139 to list SeaGen Patents within the SeaGen Linker Technology that are relevant to SGN-LIV-1-B, SGN-LIV-1-C or any other Next Generation Compound, respectively, upon Merck’s delivery (or deemed delivery) of a Licensed Compound Notice with respect thereto pursuant to Section 2.9.2. 1.140 “SeaGen Product-Specific Know-How” means all [ * ] Know-How that is [ * ], but excluding (a) any [ * ] (“SeaGen Linker Product-Specific Know-How”), and (b) any [ * ]. 1.141 “SeaGen Product-Specific Patents” means all [ * ] Patents that claim or cover (i) [ * ], or (ii) [ * ]; but excluding (in each case (i) and (ii)) (a) any [ * ] Patents that claim or cover [ * ] (“SeaGen Linker Product-Specific Patents”), and (b) s[ * ] Patents that claim or cover [ * ]. 1.142 “SeaGen Program Know-How” means (a) all [ * ] Know-How [ * ] but, for clarity, not (i) [ * ] or (ii) [ * ] (this clause (a), a “SeaGen Proprietary Product Program Invention”), and (b) all [ * ] Know-How that is [ * ]. 1.143 “SeaGen Program Patents” means all Patent Rights that claim SeaGen Program Know-How and do not claim Merck Program Know-How or Joint Program Know-How. 1.144 “SeaGen Proprietary Combination” means a Proprietary Combination in which a SeaGen Proprietary Product is the Proprietary Product. 1.145 “SeaGen Proprietary Combination Mark” means the Trademarks, if any, jointly developed and agreed to by the Parties that combines a SeaGen Proprietary Product Mark and a Collaboration Mark for use in connection with the SeaGen Proprietary Combination as permitted in the Agreement. 1.146 “SeaGen Proprietary Product” means any product that is owned by, or exclusively or co-exclusively licensed to, SeaGen or any of its Affiliates, including SeaGen’s (or its Affiliate’s) product known as [ * ], but not including any Licensed Compound (or Next Generation Compound) or the Licensed Product. 1.147 “SeaGen Proprietary Product Marks” means the Trademarks of SeaGen or its Affiliates with respect to any SeaGen Proprietary Product for use in a SeaGen Proprietary Combination, which SeaGen shall designate in writing to Merck from time to time. 1.148 “SeaGen Supply Agreement” means any and all supply agreements (including related quality agreements) entered into by the Parties (or their respective Affiliates) with respect to the Manufacture and supply of Licensed Product by or on behalf of SeaGen (or its Affiliate) to Merck (or its Affiliate) for use in the Development and Commercialization of such Licensed -23- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Product in accordance with this Agreement. Each such SeaGen Supply Agreement for supply shall be on terms to be mutually agreed to by the Parties in good faith. 1.149 “SeaGen Technology” means the SeaGen Patents, SeaGen Know-How and SeaGen’s (and its Affiliates’) interest in the Joint Program Patents and Joint Program Know-How. 1.150 “SeaGen Territory” means Canada. 1.151 “Senior Executives” means, (a) with respect to Merck, (i) the [ * ], (ii) the [ * ], (iii) the [ * ] or (v) the [ * ] (or, in each case of (a)(i), (ii), (iii), (iv) or (v), as applicable, a person in an equivalent position at Merck), as the case may be and depending on the nature of the dispute at issue, and (b) with respect to SeaGen, (i) the Chief Medical Officer, (ii) the Executive Vice President, Commercial, (iii) the Chief Technical Officer or (iv) the Senior Vice President, Intellectual Property (or, in each case of (b)(i), (ii), (iii) or (iv), as applicable, a person in an equivalent position at SeaGen), as the case may be and depending on the nature of the dispute at issue. 1.152 “SGN-LIV-1-A” means [ * ]. 1.153 “SGN-LIV-1-B” means [ * ]. 1.154 “SGN-LIV-1-C” means [ * ]. 1.155 “Subcommittees” means the JDC, JMC, JCC, the JFC and any other subcommittee of the JSC (but excluding, for clarity, the JSC itself) formed in accordance with Article 3. For clarity, the IPOC shall not be a Subcommittee. 1.156 “Sublicensee Revenues” means, with respect to the Licensed Product for the Territory, any payments (net of any VAT on such payments and any withholding tax deducted from such payments that cannot be claimed as a credit or otherwise utilized by a Party or its Affiliates) received by a Party or any its Affiliates during the Term from its or their respective Third Party (sub)licensee(s) or Distributors [ * ] for the [ * ], to the [ * ] to the [ * ] in the [ * ] or the [ * ] in the [ * ]; provided that Sublicensee Revenues shall exclude any amounts included in Licensed Product Net Sales. Notwithstanding the foregoing, the following shall apply: 1.156.1if the applicable agreement giving rise to Sublicensee Revenues includes (i) products other than the applicable Licensed Product (including any Proprietary Product), or (ii) intellectual property other than intellectual property covering or claiming the applicable Licensed Product, the Parties shall mutually agree upon a fair and reasonable allocation of the Sublicensee Revenues to the Licensed Product for the Territory, and in the event that the Parties are unable to agree, the dispute shall be resolved pursuant to Section 16.8; 1.156.2 in the case where Licensed Compound is sold as part of a Combination Product, Sublicensee Revenues for such Combination Product shall be calculated as mutually determined by the Parties prior to the time the Development commences in relation to such Combination Product in order to allocate the Sublicensee Revenues between the Licensed -24- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Compound contained therein and the other active pharmaceutical ingredients contained therein; and 1.156.3 for clarity, Sublicensee Revenues shall not include any payments in consideration for (i) a Change of Control transaction with respect to a given Party, or (ii) other transaction in which a Party assigns this Agreement to a Third Party as permitted hereunder. 1.157 “Territory” means all of the countries in the world, and their territories and possessions. 1.158 “Third Party” means a Person other than Merck, SeaGen or their respective Affiliates. 1.159 “Third Party In-License Agreements” means, subject to the provisions of Section 2.5.2 or 2.5.3, a license or other similar agreement between a Party (or its Affiliate) and a Third Party pursuant to which such Party (or its Affiliates) obtains a license or similar right in any (a) Know-How necessary or reasonably useful for the Development, Manufacture or Commercialization of a Licensed Compound or the Licensed Product under this Agreement; or (b) Patent Right that claims or covers a Licensed Compound or the Licensed Product or the Development, Manufacture or Commercialization of a Licensed Compound or the Licensed Product. Third Party In-License Agreements shall include the SeaGen Existing In-Licenses. 1.160 “Third Party Payments” means, with respect to Licensed Compound or the Licensed Product, any upfront payment, milestone payment, royalty or any other similar payment paid to any Third Party by a Party (or its Affiliates) during the Term under any Third Party In- License Agreement, which payments are directly attributable to or reasonably allocable to (a) the Development (including Manufacture for purposes of Development) or (b) the Commercialization (including Manufacture for purposes of Commercialization), of Licensed Compound or the Licensed Product for the Territory in accordance with this Agreement (including for use in a Proprietary Combination); provided that, for clarity, “Third Party Payments” shall exclude [ * ]. Third Party Payments shall also include the foregoing payments directly attributable to or reasonably allocable to the Development or Commercialization of any Companion Diagnostic as set forth in the Development Plan or Commercialization Plan, as applicable. Notwithstanding the foregoing, if the applicable Third Party In-License Agreement giving rise to Third Party Payments includes or applies to any (i) products other than Licensed Compound or the Licensed Product, or (ii) intellectual property other than intellectual property covering or claiming Licensed Compound or the Licensed Product, then, in each case ((i) and (ii)), the Parties shall mutually agree upon a fair and reasonable allocation of the applicable payments to the Licensed Compound or the Licensed Product (including any Proprietary Combination that is being Developed or Commercialized pursuant to this Agreement and the Development Plan or Commercialization Plan, as applicable, which allocation, as calculated as aforesaid, shall be fully allocated to the Licensed Product) in the Territory for purposes of including in Third Party Payments, and in the event that the Parties are unable to agree, the dispute shall be resolved pursuant to Section 16.8. 1.161 “Trademarks” means any and all trademarks, service marks, brand names, certification marks, collective marks, logos, symbols, trade dress, assumed names, company -25- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

names, fictitious names, trade names, and other indicia of origin, together with all goodwill associated therewith and symbolized thereby. 1.162 “U.S. Pivotal Trial” means a clinical trial of the Licensed Product conducted on a sufficient number of human subjects that satisfies each of the following ((a), (b) and (c)): (a) such trial is designed to establish that the Licensed Product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, and is intended to support Marketing Authorization of the Licensed Product by the FDA; and (b) such trial is a registration trial that is expected to generate results and data sufficient to obtain Marketing Authorization from the FDA for the Licensed Product; and (c) such clinical trial is mutually agreed to by the Parties, prior to the Initiation thereof, to be the “U.S. Pivotal Trial” and such clinical trial is identified as the “U.S. Pivotal Trial” in the Development Plan (provided that, for clarity, if the Parties are conducting a given clinical trial pursuant to the Development Plan that was not initially designated as the “U.S. Pivotal Trial”, but following Initiation thereof, such clinical trial is materially amended, in accordance with this Agreement, in a manner such that the Parties mutually agree that such clinical trial would then be the “U.S. Pivotal Trial”, then the Parties may designate such clinical trial as the “U.S. Pivotal Trial” in the Development Plan following Initiation thereof). 1.163 “VAT” means (a) any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112), and (b) any other tax of a similar or equivalent nature, imposed by any other jurisdictions. 1.164 “Violation” means that a Party or any of its officers or directors or any other personnel of such Party (or other permitted agents of such Party performing activities hereunder, including any of such Party’s Affiliates, sublicensees or Third Party contractors and their respective officers and directors) has been: (a) convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General (OIG) website, including 42 U.S.C. § 1320a-7(a) (http://oig.hhs.gov/exclusions/authorities.asp); (b) identified in the OIG List of Excluded Individuals/Entities (LEIE) database (http://exclusions.oig.hhs.gov/) or the U.S. General Services Administration’s list of Parties Excluded from Federal Programs (http://www.epls.gov); or (c) listed by any U.S. federal agency as being suspended, debarred, excluded or otherwise ineligible to participate in federal procurement or non-procurement programs, including under 21 U.S.C. § 335a (http://www.fda.gov/ora/compliance_ref/debar/) (each of (a), (b) and (c), collectively, the “Exclusions Lists”). 1.165 Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below: Definition: Section: “6221(b) election” 15.3 “AAA” 16.8.2(b) -26- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Definition: Section: “Acquired Competing Product” 2.9.3 “Acquiring Competing Product Party” 2.9.3 “Acquiring Person Intellectual Property” 16.4.2(a) “Acquiror PDx Product” 16.4.2(b) “Actual COGS” 7.4.5(a) “Agreement” Preamble “Alliance Manager” 3.9.1 “Anti-Corruption Laws” 8.1.5(a) “Applicable Percentage” 14.7.6(a)(i) [ * ] [ * ] “Bankruptcy Party” 14.5.1 “BBA” 15.3 “Biomarker Joint Program Know-How” 1.69 “Biosimilar Application” 12.10.3(b) “Business Combination” 1.20(b) [ * ] [ * ] [ * ] [ * ] “CMO Recovered Amounts” 13.3.3(c) “Code” 15.3 “Collaboration Marks” 12.12.1 “Commercial Milestone Event” 10.3.1 “Commercial Milestone Payment” 10.3.1 “Commercialization Cost Report” 10.4.2(a) “Commercialization Guidelines”` 3.5.2(b) “Commercialization Plan” 6.2.1 “Competitive Infringement” 12.10.1 “Continuing Party” 14.7.6(a)(ii) “Continuing Payment Term” 14.7.6(a)(iii) “Continuing Product” 14.7.6(a)(iv) “Continuing Product Payments” 14.7.6(a) “Controlling Party” 12.10.3(a)(i) “Co-Promotion” 1.119 “Core Data Sheet” 5.5.1(b) “Cost Reconciliation Report” 10.4.2(b) “Cost Reports” 10.4.2(a) “CTC” Recitals “Data Protection Laws” 1.11 “Development Cost Report” 10.4.2(a) “Development Milestone Event” 10.2.1 “Development Milestone Payment” 10.2.1 “Development Plan” 5.2.1 “Dispute” 16.8.1 “Distribution” 6.4.1 -27- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Definition: Section: “DPA” 8.3.2 “Effective Date” Preamble “Electronic Delivery” 16.18 “Estimated COGS” 7.4.5(a) “European Collaboration Territory” 1.26 “European Collaboration Territory Distribution 6.4.3 Agreement” “Excluded Claim” 16.8.2(e) “Exclusions Lists” 1.164 “Existing CDA” 16.9 “Existing DPA” 8.3.2 “Existing PDx Combination Trial” 16.4.2(b)(ii) “Existing Regulatory Materials” 4.2.2 “Existing SeaGen CMO” 7.7.2 “Financial Manager” 3.6.1 “Force Majeure” 16.3 “Global Publication Strategy” 3.3.2(a) [ * ] [ * ] “Indemnified Party” 13.5.1 “Indemnifying Party” 13.5.1 “Independent Patent Counsel” 12.5.1(b) “Infringement Action” 12.10.2(a) “Initial Commercialization Plan” 6.2.2 “Initial Development Plan” 5.2.2 “Initial Manufacturing Plan” 7.2.1 “Insolvency Event” 14.5.1 “Interim Permitted Competing Activities” 2.9.4 “IPOC” 12.1.1 “JCC” or “Joint Commercialization Committee” 3.5.1 “JDC” or “Joint Development Committee” 3.3.1 “JFC” or “Joint Finance Committee” 3.6.2 “JMC” or “Joint Manufacturing Committee” 3.4.1 “Joint Other Field-Based Materials” 6.5.2(a) “Joint Promotional Materials” 6.5.2(a) “JSC” or “Joint Steering Committee” 3.2.1 “Licensed Compound Notice” 2.9.2 “Licensee Party” 2.5.1 “Licensor Party” 2.5.1 [ * ] [ * ] “Losses” 13.1 “Manufacturing Data” 7.1.1 “Manufacturing Plan” 7.1.1 “MCI” 5.2.4(d) -28- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Definition:	Section:
"Merck"	Preamble
"Merck Agreements"	11.5.3
[*]	[*]
"Merck Collaboration Mark"	12.12.1
"Merck Continuing Combinations"	14.7.7
"Merck Corporate Mark"	1.38
"Merck Indemnified Parties"	13.1
"Merck Licensed Product Combination Other Field-Based Materials"	6.5.3(a)
"Merck Licensed Product Combination Promotional Materials"	6.5.3(a)
[*]	[*]
"Merck Proprietary Combination Outside Other Field-Based Materials"	6.5.4(a)
"Merck Proprietary Combination Outside Promotional Materials"	6.5.4(a)
"Merck Proprietary Product Program Invention"	1.95
"Milestone Event"	10.3.1
"Milestone Payment"	10.3.1
"Next Generation Compound"	2.9.2
"Next Generation Compound Notice"	2.9.2
[*]	[*]
"Non-Controlling Party"	12.10.3(a)(i)
"Ongoing Merck Proprietary Combination Trial"	14.7.4
"Other Field-Based Materials Guidelines"	3.3.2(k)
"Other Merck Contributed Know-How"	1.91
"Outstanding Common Stock"	1.20(a)
"Outstanding Voting Stock"	1.20(a)
"Patent Listings"	12.9.1(a)
"Patent Term Extension"	12.5.1
"Party" or "Parties"	Preamble
"Payee"	10.7.2
"Paying Party"	10.7.2
[*]	[*]
"Permitted Commercialization Overage"	6.2.6(b)
"Permitted Development Overage"	5.2.6(c)
"Personal Data"	8.3.1
"Pharmacovigilance Agreement"	5.5.7(a)
[*]	[*]
[*]	[*]
[*]	[*]
"Pricing Guidelines"	3.5.2(g)
"Promotion"	1.120

-29-

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Definition:	Section:
"Promotion Agreement"	6.6.1(b)
"Promotional Materials Guidelines"	3.5.2(c)
"Proprietary Product Regulatory Documentation"	5.5.5(a)
"Recall"	6.8.1(a)
[*]	[*]
"Recalling Party"	6.8.1(b)
"Recoupment Amount"	14.7.6(a)(v)
"Regional Commercialization Sub-Plan"	6.2.4
"Regulatory Agreement"	5.5.8
"Regulatory Plan"	5.5.2(a)
"Relevant Infringement IP"	12.10.2(a)(i)
"Relevant Linker Infringement IP"	12.10.2(a)(i)
"Restricted Employee"	11.6
"Revenue Reconciliation Report"	10.4.2(d)
"Revenue Report"	10.4.2(c)
"Reversion Product"	14.7.5(e)
"SeaGen"	Preamble
"SeaGen Acquiror"	16.4.2(b)
"SeaGen Agreements"	11.4.3
[*]	[*]
"SeaGen Combo Patent"	2.2.3
"SeaGen Continuing Combinations"	14.7.5(e)
"SeaGen Collaboration Mark"	12.12.1
"SeaGen Corporate Mark"	1.38
"SeaGen Disclosure Schedules"	11.2
"SeaGen Indemnified Parties"	13.2
"SeaGen Licensed Product Combination Other Field-Based Materials"	6.5.3(b)
"SeaGen Licensed Product Combination Promotional Materials"	6.5.3(b)
"SeaGen Linker Product-Specific Know-How"	1.140
"SeaGen Linker Product-Specific Patents"	1.141
[*]	[*]
[*]	[*]
[*]	[*]
"SeaGen Product-Specific Technology"	11.2.3
"SeaGen Proprietary Combination Outside Other Field-Based Materials"	6.5.4(b)
"SeaGen Proprietary Combination Outside Promotional Materials"	6.5.4(b)
"SeaGen Proprietary Product Program Invention"	1.142
"Sensitive Information"	16.4.2(b)(i)
[*]	[*]

-30-
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Definition: Section: [ * ] [ * ] [ * ] [ * ] “Shared Liability Action” 13.3.1(a) [ * ] [ * ] “Soliciting Party” 11.6 “Tax Partnership” 15.1 “Term” 14.1 [ * ] [ * ] “Trademark Clearance Party” 12.12.1 “Transition Lead” 4.2.3 “Transition Plan” 4.2.3 [ * ] [ * ] [ * ] [ * ] “US Collaboration Territory” 1.26 ARTICLE 2 OVERVIEW OF COLLABORATION; LICENSE GRANTS 2.1 Overview of Collaboration. The Parties intend and have agreed to undertake a collaboration under this Agreement to Develop and Manufacture the Licensed Compounds, and Develop, Manufacture and Commercialize the Licensed Product, including as a monotherapy as well as for use in any Combination Therapy, in each case, as more particularly described herein. 2.2 License Grants to Merck. Subject to the terms and conditions of this Agreement, the following shall apply: 2.2.1 Grants under SeaGen Technology for use with the Licensed Compounds and the Licensed Product. SeaGen shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to Merck a Co-Exclusive (with SeaGen and its Affiliates) right and license, with the right to grant sublicenses through multiple tiers (subject to Section 2.6), under the SeaGen Technology to research, develop (including Develop), make (including Manufacture), have made (including have Manufactured), import, use, sell and offer to sell (including Commercialize) and otherwise exploit the Licensed Compounds and the Licensed Product, whether as a monotherapy or for use in any Combination Therapy, and any Companion Diagnostic, in the Field in the Territory in accordance with this Agreement, which license shall be payment-bearing pursuant to Section 10.4.2 during the Term with respect to the Licensed Product. For clarity, the foregoing license grant, with respect to the Licensed Product for use in a Combination Therapy or Combination Products, as applicable, or any Companion Diagnostic, only extends to those Combination Therapies and Combination Products and Companion Diagnostics, in each case, that the Parties have mutually agreed, via the JSC, to Develop pursuant to a Development Plan. In particular, the foregoing license grant, with respect to the Licensed Product for use in a Combination Therapy with any SeaGen Proprietary Product, is only for use with those SeaGen Proprietary Combinations that the Parties have mutually agreed, via the JSC, to Develop pursuant to a Development Plan, and, in such case, (a) is limited to the right for Merck and (subject to Section 2.6) its Affiliates and sublicensees to (i) conduct those -31- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Development activities for the applicable SeaGen Proprietary Combination that are assigned to Merck pursuant to a Development Plan, including, as applicable, if Merck is the Lead Regulatory Party, submitting Regulatory Documentation for a label indication for the Licensed Product for use in the SeaGen Proprietary Combination, and (ii) Promote and otherwise Commercialize the Licensed Product for use in the SeaGen Proprietary Combination, in each case ((i) and (ii)), solely in accordance with this Agreement, and (b) excludes the right for Merck and its Affiliates and sublicensees to (i) Develop any SeaGen Proprietary Product (other than the Development of the use of a SeaGen Proprietary Product in the corresponding SeaGen Proprietary Combination in accordance with the Development Plan and this Agreement), or (ii) Manufacture, Promote or otherwise Commercialize any SeaGen Proprietary Product (other than the Promotion or other Commercialization of the Licensed Product for use in the applicable SeaGen Proprietary Combination in accordance with this Agreement). In addition, SeaGen shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to Merck a right of reference to any INDs, MAAs, Marketing Authorizations and other Regulatory Documentation for the Licensed Product that are Controlled by SeaGen or any of its Affiliates, which right of reference shall be solely for use in connection with Merck and its Affiliates’ and sublicensees’ Development, Manufacture and Commercialization of the Licensed Product, including as a monotherapy as well as for use in any Combination Therapy, in the Field for the Territory in accordance with this Agreement. At the request of Merck, SeaGen shall provide to Merck a cross-reference letter or similar communication to the applicable Governmental Authority to effectuate such right of reference. 2.2.2 Grant under SeaGen Corporate Marks, SeaGen Collaboration Marks and SeaGen Proprietary Product Marks for use with the Licensed Product. SeaGen shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to Merck a fully-paid, royalty-free right and license (which license shall be (x) non- exclusive with respect to the SeaGen Corporate Marks and SeaGen Proprietary Product Marks, and (y) Co-Exclusive (with SeaGen and its Affiliates) with respect to the SeaGen Collaboration Marks), with the right to grant sublicenses through multiple tiers (subject to Section 2.6), to use (a) the SeaGen Corporate Marks, the SeaGen Collaboration Marks and the SeaGen Proprietary Product Marks in Promotional Materials and Other Field-Based Materials for the Licensed Product, (b) the SeaGen Collaboration Marks in the packaging and labeling for the Licensed Product, and (c) any Program Copyright owned by SeaGen or its Affiliate, in each case of (a), (b) and (c), solely for the purposes of Promoting and otherwise Commercializing the Licensed Product in the Field in the Territory (including Promoting the Licensed Product for use in any Combination Therapy or Combination Product, or with any Companion Diagnostic, in each case, that the Parties have mutually agreed, via the JSC, to Develop pursuant to a Development Plan), in all cases solely in accordance with this Agreement (provided, however, that notwithstanding the foregoing, (i) the SeaGen Proprietary Product Marks and (ii) any Program Copyrights for the SeaGen Proprietary Combinations, may only be used for Promoting and otherwise Commercializing the Licensed Product solely for use in the applicable SeaGen Proprietary Combination in accordance with this Agreement and as approved by SeaGen); provided that such rights shall be exercised in accordance with the Promotional Materials Guidelines and Other Field-Based Materials Guidelines and, with respect to the SeaGen Corporate Marks and SeaGen Proprietary Product Marks, SeaGen quality standards and branding guidelines established by SeaGen (which are consistently applied) as notified by SeaGen to Merck from time to time. In all cases, SeaGen or its Affiliate shall remain -32- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the owner of the SeaGen Corporate Marks, SeaGen Collaboration Marks and SeaGen Proprietary Product Marks (and of all trademark rights therein and all trademark registrations and applications therefor) and the goodwill pertaining thereto. Should Merck (or its Related Parties) acquire any ownership rights in any SeaGen Corporate Mark, SeaGen Collaboration Mark or SeaGen Proprietary Product Mark, Merck shall (and shall procure that its Related Parties will), and hereby does, assign any such rights to SeaGen (or its applicable Affiliate), to the extent legally permissible, and, to the extent not legally permissible, waive such rights. 2.2.3 Grant under SeaGen Technology for use with Merck Proprietary Products in a Merck Proprietary Combination. SeaGen shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to Merck a fully-paid, royalty- free, Co-Exclusive (with SeaGen and its Affiliates) right and license, with the right to grant sublicenses through multiple tiers (subject to Section 2.6), under any SeaGen Patent that claims or covers the applicable Merck Proprietary Combination (each such SeaGen Patent, a “SeaGen Combo Patent”) and under any SeaGen Know-How that is necessary or reasonably useful for the applicable Merck Proprietary Combination, to seek and obtain regulatory approval for, import, use, sell and offer to sell (including Commercialize) and otherwise exploit the applicable Merck Proprietary Product for use in the corresponding Merck Proprietary Combination. In addition, SeaGen shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to Merck a right of reference to any INDs, MAAs, Marketing Authorizations and other Regulatory Documentation for any Licensed Product that are Controlled by SeaGen or any of its Affiliates, which right of reference shall be for use in connection with the applicable Merck Proprietary Product for use in the corresponding Merck Proprietary Combination in the Field for the Territory. At the request of Merck, SeaGen shall provide to Merck a cross-reference letter or similar communication to the applicable Governmental Authority to effectuate such right of reference. For clarity, the foregoing license grant and right of reference only extends to those Merck Proprietary Combinations that the Parties have mutually agreed, via the JSC, to Develop pursuant to a Development Plan. 2.2.4 Grant under SeaGen Corporate Marks and SeaGen Collaboration Marks for use with Merck Proprietary Products in a Merck Proprietary Combination. Subject to Section 6.5.4, SeaGen shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to Merck a fully-paid, royalty-free right and license (which license shall be (x) non-exclusive with respect to the SeaGen Corporate Marks, and (y) Co- Exclusive (with SeaGen and its Affiliates) with respect to the SeaGen Collaboration Marks), with the right to grant sublicenses through multiple tiers (subject to Section 2.6), to use (a) the SeaGen Corporate Marks and the SeaGen Collaboration Marks, and (b) any Program Copyright owned by SeaGen or its Affiliate, in each case of (a) and (b), in Merck Proprietary Combination Outside Promotional Materials and Merck Proprietary Combination Outside Other Field-Based Materials for Merck Proprietary Products for the purposes of promoting the Merck Proprietary Products solely for use in a Merck Proprietary Combination in the Field in the Territory; provided that such rights shall be exercised in accordance with the quality standards and branding guidelines established by SeaGen (which are consistently applied) as notified by SeaGen to Merck from time to time. In all cases, SeaGen or its Affiliate shall remain the owner of the SeaGen Corporate Marks and SeaGen Collaboration Marks (and of all trademark rights therein and all trademark registrations and applications therefor) and the goodwill pertaining thereto. Should Merck (or its -33- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Related Parties) acquire any ownership rights in any SeaGen Corporate Mark or SeaGen Collaboration Mark, Merck shall (and shall procure that its Related Parties will), and hereby does, assign any such rights to SeaGen (or its applicable Affiliate), to the extent legally permissible, and, to the extent not legally permissible, waive such rights. 2.3 License Grants to SeaGen. Subject to the terms and conditions of this Agreement, the following shall apply: 2.3.1 Grants under Merck Technology for use with the Licensed Compounds and the Licensed Product. Merck shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to SeaGen a Co-Exclusive (with Merck and its Affiliates) right and license, with the right to grant sublicenses through multiple tiers (subject to Section 2.6), under the Merck Technology to research, develop (including Develop), make (including Manufacture), have made (including have Manufactured), import, use, sell and offer to sell (including Commercialize) and otherwise exploit the Licensed Compounds and the Licensed Product, whether as a monotherapy or for use in any Combination Therapy, and any Companion Diagnostic, in the Field in the Territory in accordance with this Agreement, which license shall be payment-bearing pursuant to Section 10.4.2 during the Term with respect to the Licensed Product. For clarity, the foregoing license grant, with respect to the Licensed Product for use in a Combination Therapy or Combination Products, as applicable, or any Companion Diagnostic, only extends to those Combination Therapies and Combination Products and Companion Diagnostics, in each case, that the Parties have mutually agreed, via the JSC, to Develop pursuant to a Development Plan. In particular, the foregoing license grant, with respect to the Licensed Product for use in a Combination Therapy with any Merck Proprietary Product, is only for use with those Merck Proprietary Combinations that the Parties have mutually agreed, via the JSC, to Develop pursuant to a Development Plan, and, in such case, (a) is limited to the right for SeaGen and (subject to Section 2.6) its Affiliates and sublicensees to (i) conduct those Development activities for the applicable Merck Proprietary Combination that are assigned to SeaGen pursuant to a Development Plan, including, as applicable, if SeaGen is the Lead Regulatory Party, submitting Regulatory Documentation for a label indication for the Licensed Product for use in the Merck Proprietary Combination, and (ii) Promote and otherwise Commercialize the Licensed Product for use in the Merck Proprietary Combination, in each case ((i) and (ii)), solely in accordance with this Agreement, and (b) excludes the right for SeaGen and its Affiliates and sublicensees to (i) Develop any Merck Proprietary Product (other than the Development of the use of a Merck Proprietary Product in the corresponding Merck Proprietary Combination in accordance with the Development Plan and this Agreement), or (ii) Manufacture, Promote or otherwise Commercialize any Merck Proprietary Product (other than the Promotion or other Commercialization of the Licensed Product for use in the applicable Merck Proprietary Combination in accordance with this Agreement). In addition, Merck shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to SeaGen a right of reference to any INDs, MAAs, Marketing Authorizations and other Regulatory Documentation for the Licensed Product that are Controlled by Merck or any of its Affiliates, which right of reference shall be solely for use in connection with SeaGen and its Affiliates’ and sublicensees’ Development, Manufacture and Commercialization of the Licensed Product, including as a monotherapy as well as for use in any Combination Therapy, in the Field for the Territory in accordance with this Agreement. At the -34- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

request of SeaGen, Merck shall provide to SeaGen a cross-reference letter or similar communication to the applicable Governmental Authority to effectuate such right of reference. 2.3.2 Grant under Merck Corporate Marks, Merck Collaboration Marks and Merck Proprietary Product Marks for use with the Licensed Product. Merck shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to SeaGen a fully-paid, royalty-free right and license (which license shall be (x) non-exclusive with respect to the Merck Corporate Marks and Merck Proprietary Product Marks, and (y) Co- Exclusive (with Merck and its Affiliates) with respect to the Merck Collaboration Marks), with the right to grant sublicenses through multiple tiers (subject to Section 2.6), to use (a) the Merck Corporate Marks, the Merck Collaboration Marks and the Merck Proprietary Product Marks in Promotional Materials and Other Field-Based Materials for the Licensed Product, (b) the Merck Collaboration Marks in the packaging and labeling for the Licensed Product, and (c) any Program Copyright owned by Merck or its Affiliate, in each case of (a), (b) and (c), solely for the purposes of Promoting and otherwise Commercializing the Licensed Product in the Field in the Territory (including Promoting the Licensed Product for use in any Combination Therapy or Combination Product, or with any Companion Diagnostic, in each case, that the Parties have mutually agreed, via the JSC, to Develop pursuant to a Development Plan), in all cases solely in accordance with this Agreement (provided, however, that notwithstanding the foregoing, (i) the Merck Proprietary Product Marks and (ii) any Program Copyrights for the Merck Proprietary Combinations, may only be used for Promoting and otherwise Commercializing the Licensed Product solely for use in the applicable Merck Proprietary Combination in accordance with this Agreement and as approved by Merck); provided that such rights shall be exercised in accordance with the Promotional Materials Guidelines and Other Field-Based Materials Guidelines and, with respect to the Merck Corporate Marks and Merck Proprietary Product Marks, Merck quality standards and branding guidelines established by Merck (which are consistently applied) as notified by Merck to SeaGen from time to time. In all cases, Merck or its Affiliate shall remain the owner of the Merck Corporate Marks, Merck Collaboration Marks and Merck Proprietary Product Marks (and of all trademark rights therein and all trademark registrations and applications therefor) and the goodwill pertaining thereto. Should SeaGen (or its Related Parties) acquire any ownership rights in any Merck Corporate Mark, Merck Collaboration Mark or Merck Proprietary Product Mark, SeaGen shall (and shall procure that its Related Parties will), and hereby does, assign any such rights to Merck (or its applicable Affiliate), to the extent legally permissible, and, to the extent not legally permissible, waive such rights. 2.4 No Implied Licenses; Retained Rights. 2.4.1 Except as expressly provided herein, nothing in this Agreement grants either Party or vests in either Party any right, title or interest in or to the Know-How, Patent Rights, Confidential Information, Trademarks or other intellectual property of the other Party (either expressly or by implication or estoppel), other than the licenses and rights expressly granted hereunder and the assignments expressly made hereunder. 2.4.2 SeaGen hereby expressly retains (on behalf of itself and its Affiliates) the right, title and interest in and to the SeaGen Technology to (i) conduct its and their Development, Manufacturing and Commercialization activities for the Licensed Compounds and the Licensed -35- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Product as are allocated to SeaGen under the applicable Development Plan, Manufacturing Plan and Commercialization Plan, in accordance with this Agreement, and (ii) practice such SeaGen Technology outside the scope of the license grant in Section 2.2.1 for products other than Licensed Compounds and Licensed Products (subject to the terms and conditions of this Agreement, including Section 2.9). Merck hereby expressly retains (on behalf of itself and its Affiliates) the right, title and interest in and to the Merck Technology to (i) conduct its and their Development, Manufacturing and Commercialization activities for the Licensed Compounds and the Licensed Product as are allocated to Merck under the applicable Development Plan, Manufacturing Plan and Commercialization Plan, in accordance with this Agreement, and (ii) practice such Merck Technology outside the scope of the license grant in Section 2.3.1 for products other than Licensed Compounds and Licensed Products (subject to the terms and conditions of this Agreement, including Section 2.9). 2.5 Third Party In-License Agreements. 2.5.1 Generally. The licenses granted under Sections 2.2 and 2.3 may include certain rights licensed by a Third Party to the license-granting party (or its Affiliate) (the “Licensor Party”) under Third Party In-License Agreements. Any sublicense of Third Party intellectual property rights granted by the Licensor Party pursuant to Sections 2.2 and 2.3 to the other Party (the “Licensee Party”) shall be subject to the terms and conditions of the Third Party In-License Agreement applicable to sublicensees under which such sublicense is granted, subject to Section 2.5.2. 2.5.2 New Third Party In-License Agreements After Effective Date. During the Term, without the approval of the JSC, neither Party nor any of its Affiliates may enter into any Third Party In-License Agreement with respect to any intellectual property rights that will be used for the Development, Commercialization or Manufacture of the Licensed Compounds or the Licensed Product hereunder; provided that, for clarity, the foregoing shall not apply to a Party with respect to intellectual property related to any of its Proprietary Products for use in a Proprietary Combination to the extent that all costs and expenses under any such license agreement are borne by such Party. For the avoidance of doubt, any license or other similar agreement between a Party (or its Affiliate) and a Third Party pursuant to which such Party (or its Affiliates) obtains a license or similar right in any Know-How or Patent Right that was entered into in violation of the provisions of this Section 2.5.2 shall not be a “Third Party In-License Agreement” for purposes of this Agreement, unless the other Party approves in writing the inclusion of such license or other similar agreement as a “Third Party In-License Agreement”, in such other Party’s discretion. 2.5.3 Third Party In-License Agreements as of the Effective Date. As of the Effective Date, the SeaGen Existing In-Licenses are the only Third Party In-License Agreements. No amounts paid or payable by either Party under any other license or other similar agreement between a Party (or its Affiliate) and a Third Party, in existence as of the Effective Date, pursuant to which such Party (or its Affiliates) has obtained a license or similar right in any Know-How or Patent Right shall be deemed to be a “Third Party Payment” for purposes of this Agreement, unless the other Party approves in writing the inclusion of such license or other similar agreement as a “Third Party In-License Agreement”, in such other Party’s discretion, in which case (a) such license or similar agreement shall thereafter be a “Third Party In-License Agreement” hereunder -36- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

and (b) the applicable payments pursuant to such Third Party In-License Agreement made thereafter shall be included hereunder as “Third Party Payments” (to the extent such payments otherwise fall within the definition of “Third Party Payments”). 2.6 Sublicense Rights by Licensee; Further Grants of Licenses by Licensor. 2.6.1 Sublicenses by Licensee. Each Party may grant sublicenses (through multiple tiers) of the license to it under Section 2.2 or 2.3 to any Affiliates and Third Parties; provided, however, that (a) each such sublicense is consistent with the applicable terms of this Agreement, (b) each such sublicense terminates upon the termination (but not upon expiration) of this Agreement (except to the extent that the license under which such sublicense was granted survives such termination), and (c) with respect to any sublicenses to a Third Party, a sublicense to a Third Party to (i) Develop the Licensed Compounds or the Licensed Product must be approved by the JSC (or otherwise expressly set forth in the Development Plan), (ii) Manufacture the Licensed Compounds or the Licensed Product must be approved by the JSC (or otherwise expressly set forth in the Manufacturing Plan) or (iii) Commercialize the Licensed Product in any of the Collaboration Territory, China, Brazil or Japan (or any country or region in any of the foregoing) must be approved by the JSC (or otherwise expressly set forth in the Commercialization Plan), in each case of this clause (c), prior to entering into any such license agreement with a Third Party; provided, however, that no such consent shall be required pursuant to this clause (c) for any sublicense, in whole or in part, to a Third Party contractor (e.g., a contract research organization or a contract manufacturer) to carry out activities hereunder on behalf of the applicable Party in accordance with this Agreement (including, in all cases, Section 2.7). In no event shall any sublicense granted pursuant to Section 2.2 or 2.3 diminish, reduce or eliminate any of the obligations of the sublicensing Party under this Agreement. Any sublicense granted pursuant to Section 2.2 or 2.3 shall be subject to, and consistent with, the applicable terms and conditions of this Agreement and shall require each sublicensee to comply with all applicable terms and conditions of this Agreement (including, for clarity, Section 12.3). Notwithstanding the foregoing, the applicable Party may grant sublicenses (through multiple tiers) of the license to it under Section 2.2.3 and 2.2.4 to any Affiliates or Third Parties without consent or approval of the other Party to the extent that the applicable sublicensee obtains rights or licenses to such Party’s Proprietary Product, as applicable, and solely in connection with such Party’s Proprietary Product for use in the applicable Proprietary Combination. 2.6.2 Further License Grants by Licensor to Co-Exclusive IP. Subject to the terms and conditions of this Agreement, with respect to any Co-Exclusive licenses granted by a Party to the other Party pursuant to Section 2.2 or 2.3, as applicable, the Party that is the license grantor party shall have the same rights to grant additional licenses under such Co-Exclusively licensed intellectual property (within the scope of the license grants to the licensee Party) as the licensee party would have to grant sublicenses of such intellectual property in accordance with Section 2.6.1, mutatis mutandis (i.e., the license grantor Party may only grant such further licenses to the extent permitted under and in compliance with Section 2.6.1 as if such license grantor Party were the licensee granting a sublicense). For clarity, subject to the terms and conditions of this Agreement (including Section 2.9), the grant of a Co-Exclusive license to the other Party as set forth herein shall not restrict the license grantor Party from exploiting such Co-Exclusively -37- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

licensed intellectual property, including by granting licenses, outside the scope of the license grants to the licensee Party. 2.7 Use of Subcontractors. Each Party shall have the right to engage Third Party subcontractors to perform its rights and obligations hereunder with respect to the Licensed Compounds and the Licensed Product hereunder (provided that such engagement is consistent with the Development Plan, Manufacturing Plan, Commercialization Plan, and the applicable Merck Supply Agreement or SeaGen Supply Agreement, as applicable); provided that (a) neither Party shall have the right to use a contract sales force to Promote the Licensed Product in the Collaboration Territory, unless specifically set forth in the Commercialization Plan, (b) neither Party shall have the right to use a Distributor to distribute or sell the Licensed Product unless (i) approved by the JSC, (ii) specifically set forth in the Commercialization Plan or (iii) for a country set forth on Schedule 2.7, (c) neither Party shall have the right to use a Third Party contract manufacturer to Manufacture any Licensed Compound or the Licensed Product unless specifically set forth in the Manufacturing Plan (or, in the case of SeaGen, is an existing contract manufacturer engaged by SeaGen pursuant to a SeaGen Existing CMO Agreement to Manufacture any Licensed Compound or the Licensed Product (or any component thereof) as of the Effective Date, but subject to 7.7) and (d) neither Party shall have the right to use a contract research organization to perform any material activities with respect to the Development of a Licensed Compound or the Licensed Product unless specifically set forth in the Development Plan. Subject to Section 13.3.3, in no event shall any subcontracting hereunder diminish, reduce or eliminate any of the obligations of the subcontracting Party hereunder, and any such subcontracting shall be subject and to and consistent with, the applicable terms and conditions of this Agreement and shall require each such subcontractor to comply with all applicable terms and conditions of this Agreement (including, for clarity, Section 12.3). Subject to Section 13.3.3, any act or omission of a Party’s Third Party subcontractor in the performance of activities hereunder shall constitute the act or omission of such Party for purposes of this Agreement. 2.8 No Outside Development, Manufacture or Commercialization of Licensed Compounds and the Licensed Product. 2.8.1 Notwithstanding anything to the contrary contained herein, but subject to Sections 2.8.2 and 2.9.2, unless and until this Agreement expires or is terminated, during the Term, neither Merck nor SeaGen shall, and each of Merck and SeaGen shall cause their respective Affiliates not to, directly or indirectly, by itself or with or through any Third Party, Develop, Manufacture or Commercialize any Licensed Compound or the Licensed Product, including as a monotherapy or for use in any combination (including concomitant or sequential therapy) with other products, or grant a Third Party any rights to do so, except as permitted under, and in accordance with, this Agreement and the Development Plan, Manufacturing Plan, and Commercialization Plan, as applicable. 2.8.2 Subject to Section 2.4.1, Section 2.9 (with respect to Competing Products), and Article 9, as applicable: (a) nothing contained herein shall prohibit or otherwise restrict in any way a Party or its Affiliates, itself or with or through any Third Parties, from researching, developing, using, importing, exporting, making, having made, offering to sell or selling any of its Proprietary Products, and (b) nothing herein shall grant a Party (or any of its Affiliates) any right -38- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

to research, develop, use, import, export, make, have made, offer to sell or sell the other Party’s Proprietary Products or to determine any prices or reimbursements or to share in any revenues with respect thereto, and (c) each Party and its Affiliates retain all rights to develop (including seeking regulatory approval for) and commercialize (including determining pricing and reimbursement for) its Proprietary Products, and nothing contained herein shall limit a Party’s and its Affiliate’s rights to develop (including seeking regulatory approval for) or commercialize (itself or with or through any Third Parties) any of its Proprietary Products anywhere in the Territory; provided that, in each case ((a), (b) and (c)), the Development, Manufacture and Commercialization of the Licensed Product for use in any combination (including concomitant or sequential use) with any Proprietary Product, including in any Proprietary Combination, shall be subject to the provisions of this Agreement. In addition, subject to Section 2.4.1, Section 2.9 (with respect to Competing Products), and Article 9, nothing contained herein shall prohibit or otherwise restrict in any way SeaGen or its Affiliates, itself or with or through any Third Parties, from researching, developing, using, importing, exporting, making, having made, offering to sell or selling any payload or linker component of any Licensed Compound or the Licensed Product, in each case, alone or as components in other products but excluding the use thereof in any Licensed Compound, Licensed Product or Competing Product. 2.9 Exclusivity. 2.9.1 Exclusivity. During the Term, neither Party (nor any of its Affiliates) will (and such Party will ensure that its Affiliates do not) [ * ]. Notwithstanding the foregoing, the provisions of this Section 2.9.1 will not apply to, and a Party and its Affiliates will not be prohibited under this Section 2.9.1 from, (i) clinically developing, selling or otherwise commercializing the Licensed Compounds and the Licensed Product in accordance with this Agreement (including the Development Plan, Manufacturing Plan and Commercialization Plan, as applicable), (ii) granting rights to Third Party sublicensees and subcontractors to clinically develop, sell or otherwise commercialize the Licensed Compounds and the Licensed Product in accordance with this Agreement (including Sections 2.6 and 2.7), (iii) with respect to Merck (and its Affiliates), from and after the [ * ] year anniversary of the Effective Date, carrying out activities (alone or with any Third Party) to [ * ], and (iv) without limiting the foregoing clause (iii), with respect to Merck (and its Affiliates), from and after the [ * ] year anniversary of the Effective Date, carrying out activities (alone or with any Third Party) to [ * ]. 2.9.2 SeaGen Pre-Clinical Research of Competing Products. Notwithstanding Section 2.9.1, and subject to Section 2.9.3 and Section 5.2.4(a), SeaGen and its Affiliates (itself, but not with or through any Third Party) may conduct, at its cost, pre-clinical development (prior to GLP Tox Studies) of a Competing Product (including SGN-LIV-1-B and SGN-LIV-1-C) for purposes of identifying alternative or “next generation” compounds to potentially be included as a Licensed Compound under this Agreement (each such Competing Product, a “Next Generation Compound”), subject to the remainder of this Section 2.9.2. SeaGen shall use Commercially Reasonable Efforts to pre-clinically develop (prior to GLP Tox Studies) each of SGN-LIV-1-B and SGN-LIV-1-C. SeaGen shall update the JSC by providing a summary overview of such activities for each Next Generation Compound on a quarterly basis (and any other reasonable information requested by the JSC with respect thereto) and shall consider in good faith any comments of Merck with respect to such activities. SeaGen shall notify -39- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Merck in writing of any Next Generation Compound that SeaGen or its Affiliate pre-clinically develops (and in all cases, prior to initiating any GLP Tox Study for such Next Generation Compound) that it reasonably believes is suitable for further Development in GLP Tox Studies, such notice including all data generated from the pre-clinical development, including all data supporting or establishing SeaGen’s belief that the Next Generation Compound is suitable for further Development in GLP Tox Studies (each, a “Next Generation Compound Notice”). Merck shall have [ * ] days from receipt of the Next Generation Compound Notice to notify SeaGen in writing if Merck desires to include such Next Generation Compound Candidate as a “Licensed Compound” under this Agreement (“Licensed Compound Notice”). During such [ * ] day period, SeaGen shall use reasonable efforts to answer Merck’s questions with respect to such Next Generation Compound, including, if applicable, providing additional information necessary or reasonably useful for Merck to decide whether to include such Next Generation Compound hereunder as a “Licensed Compound”. If Merck timely provides SeaGen with a Licensed Compound Notice, then the Next Generation Compound that is the subject of such Licensed Compound Notice shall be included as a “Licensed Compound” hereunder as of the date of such notice. Notwithstanding the foregoing, with respect to SGN-LIV-1-C, if Merck does not issue a Licensed Compound Notice within [ * ] days from receipt of the Next Generation Compound Notice for SGN-LIV-1-C, but the Next Generation Compound Notice for SGN-LIV-1-C includes sufficient data (as determined by the JSC) showing that SGN-LIV-1-C has met the “Criteria for Go to GLP Tox Studies” set forth in part 1 of Schedule 2.9.2, then unless the Parties mutually agree otherwise, Merck shall be deemed to have issued a Licensed Compound Notice for SGN- LIV-1-C, and SGN-LIV-1-C shall be included as a “Licensed Compound” hereunder, as of the date of expiration of such [ * ] day period. For clarity, in all cases, SeaGen and its Affiliates (itself or with or through any Third Party) shall have no right to, and shall not, conduct any GLP Tox Studies or any clinical development or commercialization of any Next Generation Compound unless and until Merck provides a Licensed Compound Notice with respect to the applicable Next Generation Compound, and in such case, such GLP Tox Studies and any further Development and Commercialization thereof shall be conducted under and in accordance with this Agreement, including the applicable Development Plan and Commercialization Plan. 2.9.3 Acquired Competing Products. If after the Effective Date, (i) a Party (or any of its Affiliates) acquires any Third Party (or business or assets of a Third Party) (by merger, purchase of assets, stock acquisition or otherwise) and, as a result of such transaction, obtains rights (via ownership or otherwise) to a Competing Product, or (ii) a Party is acquired by a Third Party (by merger, purchase of assets, stock acquisition or otherwise, including as a result of a Change of Control with a Person who (itself or any of its affiliates) owns or controls a Competing Product) that owns or controls a Competing Product immediately prior to such transaction, and, as a result of such transaction under the preceding sub-clause (i) or (ii), such Party (or any of its Affiliates) (the “Acquiring Competing Product Party”) would be in breach of the provisions of Section 2.9.1 (such Competing Product, an “Acquired Competing Product”), then such Acquiring Competing Product Party (and its Affiliates) will not be deemed to be in breach of Section 2.9.1 so long as such Acquiring Competing Product Party (and its Affiliates, as applicable) no later than [ * ] months following such transaction, undertakes at least one of the following: (a) sells, transfers and assigns to a Third Party all of the Acquiring Competing Product Party’s (and its Affiliates’) rights to such Acquired Competing Product -40- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(provided that, for the avoidance of doubt, the Acquiring Competing Product Party may continue to retain an economic interest therein (e.g., upfront payments, milestone payments, royalties, etc.)); (b) ceases and terminates the activities with respect to the Acquired Competing Product during the Term which are in breach of the provisions of Section 2.9.1; (c) within [ * ] months following the consummation of the applicable acquisition transaction, offers in writing to the other Party to include such Acquired Competing Product as a “Licensed Compound” under this Agreement (on financial terms to be discussed, in addition to the sharing of future Allowable Development Costs, Allowable Commercialization Costs and Allowable Joint IP Costs, as set forth herein, if such Acquired Competing Product is included as a Licensed Compound hereunder), in which case such other Party shall have [ * ] days following receipt of such written offer to notify the Acquiring Competing Product Party in writing if it desires to so include such Acquired Competing Product, and if such other Party so notifies the Acquiring Competing Product Party in writing that such Acquired Competing Product should be included as a “Licensed Compound” hereunder, then the Acquired Competing Product will thereafter automatically be a “Licensed Compound” for purposes of this Agreement, and the Parties shall enter into an amendment to this Agreement to so include such Acquired Competing Product as a “Licensed Compound” hereunder; provided that if such other Party does not so notify the Acquiring Competing Product Party that the Acquired Competing Product should be included under this Agreement within such time period, then the Acquired Competing Product Party shall complete a different applicable alternative under this clause 2.9.3 with respect to such Acquired Competing Product no later than [ * ] months following the consummation of the applicable acquisition transaction; or (d) solely with respect to Merck as the Acquiring Competing Product Party, Merck provides notice of termination of this Agreement in accordance with Section 14.2 at least [ * ] months prior to expiration of such [ * ]-month period. 2.9.4 Interim Activities for Acquired Competing Products. For clarity, the Acquiring Competing Product Party will not be in breach of its obligations under Section 2.9.1 with respect to an Acquired Competing Product as long as the Acquiring Competing Product Party complies with the provisions of Section 2.9.3; provided that, during the [ * ] month period during which the Acquiring Competing Product Party is permitted to undertake the alternatives set forth in Section 2.9.3, the Acquiring Competing Product Party shall be permitted to continue to conduct the development, manufacturing and commercialization of the Acquired Competing Product (the “Interim Permitted Competing Activities”) so long as (a) such Interim Permitted Competing Activities will be conducted separately from any activities conducted under this Agreement, including the maintenance of separate lab notebooks and records; (b) no personnel or contractors of the Acquiring Competing Product Party or any of its Affiliates who have conducted activities pursuant to this Agreement shall be involved in any Interim Permitted Competing Activities; (c) the Acquiring Competing Product Party shall establish reasonable firewall protections and safeguards (that are reasonably acceptable to the other Party) designed to ensure that the Interim Permitted Competing Activities are segregated from the activities conducted hereunder; (d) the Acquiring Competing Product Party shall not use (or permit to be used) in the conduct of any Interim Permitted Competing Activities any Confidential Information of the other Party, -41- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Development Data or Program Know-How, and the Acquiring Competing Product Party shall ensure that none of the foregoing are provided to or otherwise disclosed to any Person that is involved in the conduct of any Interim Permitted Competing Activities; and (e) the conduct of the Interim Permitted Competing Activities do not delay or otherwise inhibit the conduct of the Acquiring Competing Product Party’s obligations hereunder or the conduct of activities under any Development Plan, Manufacturing Plan or Commercialization Plan. 2.9.5 Combination Therapies. (a) [ * ]. For clarity, during the Term, [ * ] shall be [ * ] (b) [ * ]. Notwithstanding anything to the contrary (including Section 5.2.4(b)) hereunder, but subject to Section 3.2.4(b)(vi), after the [ * ] anniversary of the Effective Date, if SeaGen proposes a Clinical Trial for use of the Licensed Product in combination (including concomitant or sequential therapy) with a [ * ] (alone or in further combination with one or more other products approved for the applicable tumor type) for consideration by the JSC under Section 5.2.4(b), and such Clinical Trial for such combination is not approved to be included in the Development Plan by Merck through the JSC within [ * ] days following SeaGen’s request, then SeaGen (or its Affiliates) may carry out such Clinical Trial (alone or with any Third Party) for the Licensed Product for use in combination (including concomitant or sequential therapy) with such [ * ] (such Clinical Trial, a [ * ] and such combination therapy, a [ * ]), provided that (i) SeaGen (and its Affiliates), as applicable, [ * ] and (ii) SeaGen (and its Affiliates) [ * ]. Notwithstanding anything to the contrary hereunder, Section [ * ] shall apply[ * ]. For purposes of [ * ]. ARTICLE 3 GOVERNANCE 3.1 Committees. The Parties shall establish a Joint Steering Committee and appropriate Subcommittees to oversee the Development, Manufacture and Commercialization of Licensed Compounds and the Licensed Product, as more particularly described in this Article 3. Notwithstanding the foregoing, with respect to the Licensed Compounds and the Licensed Product, and the Development, Manufacturing and Commercialization thereof, each Party shall retain the rights, powers and discretion granted to it under this Agreement and the Ancillary Agreements and no such rights, powers or discretion shall be delegated to or vested in the JSC or any Subcommittee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Ancillary Agreements or the Parties expressly so agree in writing. Notwithstanding anything to the contrary in this Agreement, in no circumstances shall the JSC (including pursuant to Section 3.2.4(b)) or any Subcommittee have any power to amend, modify or waive compliance with this Agreement or any Ancillary Agreements. The Parties hereby agree and acknowledge that, for purposes of efficiency, if agreed to by the Parties, one or more (or all) of each Party’s representatives appointed to the JSC (or any of the other Subcommittees) hereunder may also be appointed by such Party to any committee under any other collaboration agreement(s) between the Parties (or their respective Affiliates), and, in such case, meetings of such committees shall be coordinated to discuss the applicable issues under the various collaboration agreement(s). 3.2 Joint Steering Committee. -42- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

3.2.1 Formation. Within [ * ] days after the Effective Date, the Parties shall establish a Joint Steering Committee (the “JSC” or “Joint Steering Committee”) to oversee, review, manage and coordinate the Development, Manufacture and Commercialization of Licensed Compounds and the Licensed Product and to facilitate communications between the Parties in connection therewith. 3.2.2 Composition of the Joint Steering Committee. The Joint Steering Committee shall be composed of [ * ] employees of Merck or its Affiliates as representatives of Merck and [ * ] employees of SeaGen or its Affiliates as representatives of SeaGen. Each Party may change one or more of its representatives to the JSC from time to time in its sole discretion, effective upon notice to the other Party of such change. Within [ * ] days after the Effective Date, the Parties shall each appoint their initial [ * ] representatives to the JSC. Each Party’s representatives shall have appropriate technical credentials, experience and knowledge for their specific role within the JSC, and ongoing familiarity with the Licensed Compounds and the Licensed Product and shall be duly authorized under their respective company’s internal governance procedures to make the decisions or carry out the activities given to them under this Agreement. If agreed by the JSC, the JSC may invite non-members to participate in the discussions and meetings of the JSC; provided that such participants are under obligations of confidentiality consistent with this Agreement and shall have no voting authority at the JSC. The JSC shall be co- chaired by representatives of each Party. The role of the co-chairpersons shall be to convene and preside in person or telephonically at meetings of the JSC, to prepare and circulate agendas and to ensure the preparation of minutes (all such responsibilities to alternate between each Party’s co- chairperson on an annual basis), but the co-chairpersons shall have no additional powers or rights beyond those held by the other JSC representatives. 3.2.3 Specific Responsibilities of the JSC. With respect to Licensed Compounds and the Licensed Product, in addition to its general responsibilities to oversee, review, manage and coordinate the Development, Manufacture and Commercialization of Licensed Compounds and the Licensed Product, the JSC shall, subject to the terms of this Agreement, in particular: (a) oversee the collaborative activities of the Parties under this Agreement for the Licensed Compounds and the Licensed Product, including to coordinate the overall strategy for the Development, Manufacture and Commercialization of Licensed Compounds and the Licensed Product in the Field in the Territory, including to address any matters that would otherwise be under the purview of a given Subcommittee prior to the establishment of such Subcommittee; (b) facilitate the transition of any applicable Development, Manufacturing and Commercialization activities for Licensed Compounds and the Licensed Product between the Parties; (c) review the progress of each Development Plan, Manufacturing Plan and Commercialization Plan; (d) discuss reports from the Subcommittees and provide guidance thereto; -43- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(e) review, discuss and approve (i) any amendments to the Development Plan (including the Development Budget), including the Regulatory Plan contained therein (and also including, for clarity, any matter requiring the approval of the JSC under Section 5.2.4), (ii) the initial Commercialization Plan (including the Commercialization Budget) and any amendments thereto, and (iii) the initial Manufacturing Plan (including the Manufacturing Data) and any amendments thereto; (f) review, discuss and approve any Regional Commercialization Sub- Plans and any amendments thereto (provided that the approval of Regional Commercialization Sub-Plans for the SeaGen Territory and the Merck Territory shall be limited to approval for consistency with the applicable approved Commercialization Plan (but allowing for differences in regional and local factors to be addressed) and the Commercialization Budget); (g) review, discuss and approve the Commercialization Guidelines and any amendments thereto for the Licensed Product; (h) review, discuss and approve [ * ] following the receipt of Marketing Authorization, [ * ], for such country; (i) discuss and determine, consistent with Section 4.1.1, which Party shall be the Lead Study Party for a given Clinical Trial of the Licensed Product (and, for clarity, a Party may be the Lead Study Party for a given Clinical Trial notwithstanding the use of resources, assistance or services of Third Parties (as permitted in accordance with this Agreement) or the other Party in connection with such Clinical Trial); (j) discuss and determine (i) [ * ]; (k) discuss and determine whether to put in place a second source supply (including by a Third Party or by a Party) for the Licensed Compound and for the Licensed Product in accordance with Section 7.4.4; (l) approve the licensing of any intellectual property from a Third Party in order to gain rights to use such Third Party’s intellectual property in the Development, Manufacture or Commercialization of a Licensed Compound or Licensed Product under this Agreement in accordance with Section 2.5.2; (m) approve the grant of sublicenses with respect to the Development, Manufacture and Commercialization of the Licensed Product as set forth in Section 2.6; (n) discuss and agree on any patient assistance program (or the like) for the Licensed Product for the Territory; (o) establish such additional Subcommittees with respect to Licensed Compounds and the Licensed Product as it deems necessary to achieve the objectives and intent of this Agreement (including, if determined by the JSC, (x) separate Subcommittees for separate therapeutic areas (e.g., separate JDCs, JCCs and JMCs per therapeutic area), (y) separate regional commercial Subcommittees for the Commercialization of the Licensed Product in different -44- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

regions, and (z) separate Subcommittees with respect to a Companion Diagnostic for use in connection with the Licensed Product), and to determine if any Subcommittee should be disbanded; (p) attempt to resolve issues presented to it by, and disputes within, any Subcommittee; and (q) perform such other functions with respect to Licensed Compounds and the Licensed Product designated to the JSC as expressly set forth herein or as the Parties may mutually agree in writing, except where in conflict with any provision of this Agreement. 3.2.4 Decision Making. (a) Decision Making; Escalation. The JSC shall act by unanimous consent. The representatives from each Party will have, collectively, one (1) vote on behalf of that Party. In the event that the JSC cannot or does not, after good faith, reasonable efforts, reach agreement on any issue within the purview of the JSC (and, for clarity, any matter that is within the purview of any Subcommittee shall also be deemed to be within the purview of the JSC) within [ * ] Business Days after the JSC first considers such issue, either Party (through the Alliance Managers) may elect to formally submit such issue to the Parties’ applicable Senior Executives for resolution (and, for the avoidance of doubt, references in this Agreement to decisions or approvals by the JSC or a Subcommittee shall include such decision or approval mutually made by the Senior Executives pursuant to this Section 3.2.4(a), to the extent applicable). In the event that the Senior Executives are unable to resolve a given issue referred to the Senior Executives in accordance with this Section 3.2.4(a) within [ * ] Business Days after the dispute is formally submitted to the Senior Executives for resolution, then either Party (through the Alliance Managers) may elect to formally submit such issue to the Parties’ respective [ * ] for resolution (and, for the avoidance of doubt, references in this Agreement to decisions or approvals by the JSC or a Subcommittee shall include such decision or approval mutually made by such [ * ] pursuant to this Section 3.2.4(a), to the extent applicable). (b) Final Resolution. In the event that the Parties’ respective [ * ] are unable to resolve a given issue referred to the [ * ] in accordance with Section 3.2.4(a) within [ * ] Business Days after the dispute is formally submitted to the [ * ] for resolution, then the resolution or course of conduct shall be determined as follows (and, for the avoidance of doubt, references in this Agreement to decisions or approvals by the JSC or a Subcommittee shall include such decision or approval made pursuant to this Section 3.2.4(b), to the extent applicable): (i) with respect to matters related to the Development of the Licensed Product (including the Development Plan and any amendments thereto, including any dispute as to whether to add a new Clinical Trial to the Development Plan or to discontinue any existing Clinical Trial), subject to Section 3.2.4(b)(ii) and Section 3.2.4(b)(vi), such dispute shall [ * ] and will [ * ] (and, for clarity, except as otherwise set forth in [ * ], if such matter is [ * ], then [ * ]; (ii) All decisions as to whether to include the Development of the Licensed Product for use in any Combination Therapy (including with a Merck Proprietary -45- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Product, SeaGen Proprietary Product or Third Party product) in the Development Plan must be approved in writing by each of the Parties, and any dispute with respect thereto shall [ * ]; provided, however, the Development of the Licensed Product for use in Combination Therapy [ * ] is hereby deemed to be mutually approved by the Parties as of the Effective Date. If the Parties mutually agree to include the Development of the Licensed Product for use in Combination Therapy with a Merck Proprietary Product or SeaGen Proprietary Product, as applicable, then the following shall apply: (1) if the Parties approve the Development of the Licensed Product for use in Combination Therapy with a SeaGen Proprietary Product, then in the event of a dispute with respect to matters related to the [ * ]; and (2) if the Parties approve the Development of the Licensed Product for use in Combination Therapy with a Merck Proprietary Product, then in the event of a dispute with respect to matters related to the [ * ]; (iii) with respect to matters related to the Commercialization of the Licensed Product for the Territory (including the Commercialization Plan and any amendments thereto and any Regional Commercialization Sub-Plan and any amendments thereto), subject to Section 3.2.4(b)(iv) and 3.2.4(b)(vi), such dispute shall [ * ] and will [ * ] (and, for clarity, except as otherwise set forth in [ * ], if such matter is [ * ], then [ * ]; provided however that, subject to Section 3.2.4(b)(iv) and 3.2.4(b)(vi), (x) with respect to a dispute related to the contents of a Regional Commercialization Sub-Plan for the SeaGen Territory, SeaGen shall have final decision- making authority with respect to such dispute, provided that in all cases the contents of such Regional Commercialization Sub-Plan are consistent with the Commercialization Plan (including the Commercialization Budget) as applied to the SeaGen Territory and (y) with respect to a dispute related to the contents of a Regional Commercialization Sub-Plan for the Merck Territory, Merck shall have final decision-making authority with respect to such dispute, provided that in all cases the contents of such Regional Commercialization Sub-Plan are consistent with the Commercialization Plan (including the Commercialization Budget) as applied to the Merck Territory; (iv) if the Licensed Product is being Commercialized hereunder for use in a Proprietary Combination, then with respect to matters related to any Promotional Materials and Other Field-Based Materials for the Licensed Product to the extent related to the Proprietary Product or Proprietary Combination (including any information related to the Proprietary Product contained therein), but subject always to the Promotional Materials Guidelines and the Other Field-Based Materials Guidelines, [ * ]; (v) with respect to all other matters related to a Licensed Compound or the Licensed Product for the Territory within the purview of the JSC (including (A) the Manufacturing Plan, and any amendments thereto, or (B) any dispute regarding entering into a Third Party In-License Agreement as set forth in Section 2.5.2), subject to Section 3.2.4(b)(vi), such dispute shall [ * ] and will [ * ] (and, for clarity, if such matter is [ * ] then [ * ]; (vi) notwithstanding the provisions of Sections 3.2.4(b)(i), 3.2.4(b)(iii) and 3.2.4(b)(v), (A) if a Party reasonably and in good faith believes that there is a -46- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Safety Issue with respect to the Licensed Product being used in a given Clinical Trial that is being conducted hereunder, then such Party shall have the right to require the other Party to suspend, and such other Party shall suspend as so required, such Clinical Trial (subject to the other Party’s obligation to comply with legal and regulatory requirements) until such Safety Issue is reasonably resolved, or (B) if a Party reasonably and in good faith believes that (x) a change to the Development Plan, Commercialization Plan or Manufacturing Plan, as applicable, is required in order for such Party to reasonably perform the Development, Commercialization or Manufacturing activities allocated to such Party for the Licensed Product under the Development Plan, Commercialization Plan or Manufacturing Plan, as applicable, in compliance with Applicable Law (or to satisfy a specific Regulatory Authority request), or (y) a change to the Core Data Sheet is required in order to comply with Applicable Law (or to satisfy a specific Regulatory Authority request), then such Party shall notify the other Party thereof in writing, including a reasonably detailed description of such changes and requirements to comply with Applicable Law (or to satisfy a specific Regulatory Authority request), and the Parties shall use good faith efforts to mutually agree in writing on any such required changes to the then-current Development Plan, Commercialization Plan, Manufacturing Plan or Core Data Sheet, as applicable; provided that the determination as to whether such changes are required to comply with Applicable Law or satisfy a Regulatory Authority request shall be subject to Section 16.8. (c) Operational Discretion. Subject to Section 3.2.4(b), the Party to which an activity under any Development Plan, Commercialization Plan or Manufacturing Plan is assigned shall have the right to make final operational decisions with respect to how such activity is conducted from an operational perspective; provided that (i) such decisions are consistent with this Agreement and the Development Plan (including Development Budget), Manufacturing Plan (including Manufacturing Data) or Commercialization Plan (including Commercialization Budget), as applicable (and, for the avoidance of doubt, the foregoing provisions of this Section 3.2.4(c) shall not be interpreted to empower such Party to make final decisions with respect to any changes to the Development Plan (including Development Budget), Manufacturing Plan (including Manufacturing Data) or the Commercialization Plan (including Commercialization Budget)), and (ii) such decisions are consistent with customary business practices for other of such Party’s similar products. (d) Proprietary Products. Notwithstanding the foregoing provisions of this Section 3.2.4, the Joint Steering Committee shall have no decision-making authority with respect to any matters related to a Party’s Proprietary Products (other than with respect to the Development and Commercialization of the Licensed Product for use in a Proprietary Combination), and, for clarity, any such matters shall not be subject to the foregoing provisions of this Section 3.2.4, and all development, manufacturing and commercialization activities with respect to any Proprietary Product (other than with respect to the Development and Commercialization of the Licensed Product for use in a Proprietary Combination) shall be at the determination of the Proprietary Product Party as set forth in Section 2.8.2. (e) Limitation of Authority. The JSC (and each Subcommittee) shall only have the powers expressly assigned to it in this Article 3 and elsewhere in this Agreement and shall not have the authority to: (i) modify or amend the terms and conditions of this Agreement, (ii) waive either Party’s compliance with, or determine that either Party has or has not fulfilled, -47- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the terms and conditions of this Agreement, (iii) make a decision that is stated to require the mutual agreement or mutual consent of the Parties (or that is subject to the determination of the other Party as set forth herein), or (iv) determine any issue in a manner that would conflict with, expand, or reduce the express terms and conditions of this Agreement. 3.2.5 Meetings. The Parties shall endeavor to have their first meeting of the JSC within thirty (30) days after the formation thereof. Thereafter, the JSC shall meet in accordance with a schedule established by the JSC, but no less frequently than [ * ] times per Calendar Year, unless the JSC determines a different frequency, with the location for such meetings to be determined by the JSC. The JSC may meet in person, or alternatively, the JSC may meet by means of teleconference, videoconference or other similar communications equipment. Either Party may also call a special meeting of the JSC by at least ten (10) Business Days’ prior written notice to the other Party in the event such requesting Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, and such requesting Party shall provide the JSC no later than five (5) Business Days prior to the special meeting with materials reasonably adequate to enable an informed decision on the relevant matter; provided that for time sensitive matters, a Party may call a special meeting of the JSC and provide relevant materials with less than [ * ] Business Days’ notice if the Parties agree that an issue warrants an expedited meeting. No later than [ * ] Business Days prior to any meeting of the JSC (other than a special meeting as described above), the designated co-chairperson of the JSC shall prepare and circulate an agenda for such meeting to all members of the JSC; provided, however, that either Party shall be free to include additional topics on such agenda, either prior to or, if representatives of each Party are present at a meeting, during the course of such meeting. Each Party shall bear its own costs and expenses related to the attendance of such meetings by its representatives. The designated co-chairperson of the JSC will be responsible for preparing reasonably detailed written minutes of all JSC meetings that reflect, without limitation, material decisions made at such meetings. The designated JSC co-chairperson shall send draft meeting minutes to each member of the JSC for review and approval within [ * ] Business Days after each JSC meeting. Such minutes will be deemed approved unless one or more members of the JSC objects to the accuracy of such minutes within [ * ] Business Days of receipt. 3.3 Joint Development Committee. 3.3.1 Composition of the Joint Development Committee. Within [ * ] days after the Effective Date, the Parties shall establish a committee to oversee Development of the Licensed Compounds and the Licensed Product for the Territory in accordance with the Development Plan and to coordinate the Development and regulatory activities of the Parties with respect to the Licensed Compounds and the Licensed Product (the “JDC” or “Joint Development Committee”). Each Party shall initially appoint [ * ] employees of such Party or its Affiliates as representatives to the JDC, with each Party’s representatives having appropriate technical credentials, experience and knowledge for their specific role within the JDC for the development of products, and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JDC’s responsibilities and being duly authorized under their respective company’s internal governance procedures to make the decisions or carry out the activities given to them under this Agreement. The JDC may change its size from time to time by mutual, unanimous consent of its members; provided that the JDC shall consist at all times of an equal -48- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

number of representatives of each of Merck and SeaGen. Each Party may replace one or more of its JDC representatives at any time in its sole discretion upon written notice to the other Party. If agreed by the JDC, the JDC may invite non-members to participate in the discussions and meetings of the JDC; provided that such participants are under obligations of confidentiality consistent with this Agreement and shall have no voting authority at the JDC. The JDC shall be co-chaired by representatives of each Party. The role of the co-chairpersons shall be to convene and preside at meetings of the JDC, to prepare and circulate agendas and to ensure the preparation of minutes (all such responsibilities to alternate between each Party’s co-chairperson on an annual basis), but the co-chairpersons shall have no additional powers or rights beyond those held by the other JDC representatives. 3.3.2 Specific Responsibilities of the JDC. In addition to its general responsibilities, with respect to Licensed Compounds and the Licensed Product, the JDC shall, subject to the terms of this Agreement, in particular: (a) discuss, prepare and approve for submission to the JSC amendments to the Development Plan (including the Development Budget and the Regulatory Plan); (b) review and update quarterly financial forecasts for Development of the Licensed Product (including timing of expenditures) to endeavor to ensure actual and anticipated expenditure is within the approved Development Budget for the relevant Calendar Year and make recommendations to the JSC for approval of any variances before additional expenditures are incurred; (c) create, implement and review the overall strategy for Development of the Licensed Product (including the Regulatory Plan) and the design and objectives of all Clinical Trials and non-clinical studies conducted under the Development Plan; (d) review and approve the protocols for all Clinical Trials conducted under the Development Plan and any material amendments thereto (including any amendments which would change the primary endpoint of such Clinical Trial, dosage or similar matters); provided that such review and approval shall be conducted within a timeframe that does not unduly delay any Clinical Trial; (e) review and discuss the Next Generation Compound Notices and related data; (f) decide timing for filing or withdrawal of any registration application or any submission to conduct investigative studies for the Licensed Product, including any IND or MAA; (g) oversee the conduct of any Clinical Trial under the Development Plan, including discuss, coordinate and share information regarding operational activities associated with such Clinical Trials, including study feasibility, study-specific key opinion leader (KOL) engagement, country and site selection, site contracting, use of contract research organizations (including preparation of guidelines with respect to the use of contract research -49- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

organizations) or the resources of the other Party, site opening and enrollment (including steps to effectively address over or under enrollment); (h) oversee the forecasting of quantities of Licensed Product required for Clinical Trials for incorporation into the Manufacturing Plan and Development Plan; (i) discuss and agree on the overall regulatory filing strategy for obtaining Marketing Authorizations for the Licensed Product for the Territory and for maintaining such Marketing Authorizations (including post-approval commitments), including overseeing the strategy for submission and maintenance of the registration dossiers (including MAAs) for the Licensed Product; (j) review, discuss, coordinate and approve Phase IV Clinical Trials, local clinical evaluations and outcomes research activities, including the allocation of budgeted resources thereto (to the extent applicable) and the priorities thereof (subject to consultation with the JCC regarding funding decisions) for the Licensed Product; (k) (i) review and discuss, in consultation with the JCC, medical affairs activities for the Licensed Product, including field-based medical education activities by either Party, use of medical liaisons and grant-based medical education programs for Licensed Product, medical affairs materials to be used by the Parties, plans for investigator-initiated studies, and grant plans; and (ii) discuss, prepare and approve guidelines specifying the content of the Other Field- Based Materials (including, for clarity, with respect to medical liaison and other medical affairs activities) with respect to use of the Licensed Product as a monotherapy or in any Combination Therapy (the “Other Field-Based Materials Guidelines”) and any amendments thereto; provided that the Proprietary Product Party will determine the content of the Other Field-Based Materials Guidelines relating to its Proprietary Product; (l) discuss and approve plans for development of Companion Diagnostics, if any, specifically for use in connection with any Licensed Compound or the Licensed Product; (m) review, discuss and approve, in consultation with the JCC, strategies for distribution of Licensed Product for “compassionate use” or as free goods; (n) review, discuss, coordinate and approve a global publication strategy for the Licensed Products (including a strategy for the publication of Development Data developed under this Agreement from the conduct of Clinical Trials for the Licensed Products) (“Global Publication Strategy”); (o) discuss, coordinate and approve a strategy for the Development of the Licensed Product for use in a Combination Therapy with pharmaceutical product(s) other than the Initial Merck Proprietary Product (including testing and conducting Clinical Trials for the Licensed Product for use in a Combination Therapy with [ * ]) reasonably in advance of loss of patent exclusivity with respect to the composition of matter of the Initial Merck Proprietary Product; -50- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(p) establish working teams to advise the JDC on matters within the purview of the JDC; and (q) perform such other functions with respect to Licensed Compounds or the Licensed Product as may be appropriate to further the purposes of this Agreement, as directed by the JSC. 3.4 Joint Manufacturing Committee. 3.4.1 Composition. Within [ * ] days after the Effective Date, the Parties shall establish a committee to oversee CMC Development activities and Manufacturing of clinical and commercial supplies of Licensed Compounds and the Licensed Product for the Territory (the “JMC” or “Joint Manufacturing Committee”). Each Party shall initially appoint [ * ] employees of such Party or its Affiliates as representatives to the JMC, with each Party’s representatives having appropriate technical credentials, experience and knowledge in the manufacturing of products similar to the Licensed Product for their specific role within the JMC, and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JMC’s responsibilities and being duly authorized under their respective company’s internal governance procedures to make the decisions or carry out the activities given to them under this Agreement. The JMC may change its size from time to time by mutual, unanimous consent of its members; provided that the JMC shall consist at all times of an equal number of representatives of each of Merck and SeaGen. Each Party may replace one or more of its JMC representatives at any time in its sole discretion upon written notice to the other Party. If agreed by the JMC, the JMC may invite non-members to participate in the discussions and meetings of the JMC; provided that such participants are under obligations of confidentiality consistent with this Agreement and shall have no voting authority at the JMC. The JMC shall be co-chaired by representatives of each Party. The role of the co-chairpersons shall be to convene and preside at meetings of the JMC, to prepare and circulate agendas and to ensure the preparation of minutes (all such responsibilities to alternate between each Party’s co-chairperson on an annual basis), but the co-chairpersons shall have no additional powers or rights beyond those held by the other JMC representatives. 3.4.2 Specific Responsibilities of the Joint Manufacturing Committee. In addition to its general responsibilities, with respect to Licensed Compounds and the Licensed Product, the Joint Manufacturing Committee shall, subject to the terms of this Agreement, in particular: (a) oversee clinical and commercial Manufacture of Licensed Compounds and the Licensed Product, including coordination of the Manufacturing activities of the Lead Manufacturing Party with respect to Licensed Compounds and the Licensed Product and developing the overall manufacturing strategy, including considerations around supply redundancy and resiliency as well as life cycle management initiatives; (b) discuss, prepare and approve for submission to the JSC each Manufacturing Plan (including the Manufacturing Data) and any amendments thereto for Licensed Compounds and the Licensed Product; -51- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(c) oversee implementation of each Manufacturing Plan for Licensed Compounds and the Licensed Product; (d) with respect to the Manufacturing activities of the Lead Manufacturing Party prior to the JSC’s approval of the initial Manufacturing Plan, review, discuss and approve any matter related to the Manufacture of a Licensed Compound or the Licensed Product that would otherwise have been be set forth in the Manufacturing Plan (prior to the Lead Manufacturing Party commencing the applicable Manufacturing activity); (e) review forecasts provided in the Commercialization Plan for the Licensed Product and oversee development of, and discuss and agree on, logistical strategies, including capacity planning and appropriate inventory levels of Licensed Compounds and the Licensed Product to maintain consistency with the forecasts; (f) establish a sales and operations planning team to coordinate the Parties’ supply activities; (g) oversee the conduct of the CMC Development for Licensed Compounds and the Licensed Product, and facilitate the flow of information between the Parties with respect to CMC Development; (h) oversee development of, and recommend to JSC for approval, strategies for second sourcing for the Manufacture of Licensed Compounds and the Licensed Product; (i) discuss, prepare and approve (in coordination with the JDC) for submission to the JSC proposed annual and interim amendments to CMC Development activities within the Development Plan, if any; (j) discuss and oversee (in coordination with the JDC) CMC regulatory-related activities and maintenance of regulatory submissions, including INDs and MAAs, for the Licensed Product to ensure regulatory compliance and timely management of responses to any Regulatory Authority queries pre- and post-approval as well as during regulatory review processes; (k) oversee the preparation for and reviewing responses to regulatory inspections related to the Manufacture of the Licensed Product, including the development of policies and procedures therefor; (l) oversee and monitor all QA- and QC-related matters concerning the Licensed Product; (m) discuss and approve any Manufacturing sites or testing sites proposed to be established following the Effective Date for the Licensed Compounds or the Licensed Product; provided, however, that in performing such review and approval, the JMC shall take into consideration any then-existing supply or quality agreements established with Third Party -52- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

manufacturing sites for the Licensed Compounds or the Licensed Product in accordance with this Agreement, and seek to avoid conflicts with the provisions thereof; (n) discuss and approve changes to the specifications or any changes to the manufacturing process (including any change that may affect the quality of Licensed Compounds or the Licensed Product, or change in Third Party contract manufacturer or key material vendor) for the Licensed Compounds or the Licensed Product; provided, however, that the Parties may agree in writing upon an alternate mechanism for Manufacturing change controls that is reasonably acceptable to both Parties with the goal of being timely and efficient; (o) review any proposals for any capital expenditure, manufacturing site transfer costs or other non-recurring costs or expenses in relation to the Manufacture of the Licensed Compounds and the Licensed Product and approve any such capital expenditures or other costs and expenses and a budget therefor (including the allocation thereof related to the applicable Licensed Compounds and the Licensed Product), which shall then be set forth in the Manufacturing Plan; provided that, [ * ]; (p) review and agree on the Cost of Goods Manufactured (including a breakdown of the components thereof, as well as the methodologies for allocating indirect costs) on an annual basis, and review manufacturing processes on an annual basis, with a goal towards minimizing Cost of Goods Manufactured for Licensed Compounds and the Licensed Product, while ensuring continuous fully-compliant supply to maintain consistency with the forecasts and required inventory and safety stock levels; (q) subject to Section 13.3.3, discuss ways to prevent, mitigate, respond to [ * ] failed batches of Licensed Product (or Licensed Compound) at a Third Party contract manufacturer, [ * ]; (r) coordinate with the JDC regarding (i) allocation of amounts under Development Budget to CMC Development activities for the Licensed Product, (ii) strategies for new indications, formulations and delivery systems for the Licensed Product, and (iii) other Development matters related to the Manufacture of the Licensed Product; (s) establish working teams to advise the JMC on matters within the purview of the JMC; and (t) perform such other functions with respect to Licensed Compounds or the Licensed Product as may be appropriate to further the purposes of this Agreement, as directed by the JSC. 3.5 Joint Commercialization Committee. 3.5.1 Composition. No later than the earlier of [ * ] or [ * ], the Parties shall establish a committee to oversee Commercialization of the Licensed Product (other than commercial manufacture) for the Territory (the “JCC” or “Joint Commercialization Committee”). Each Party shall initially appoint [ * ] employees of such Party or its Affiliates as representatives to the JCC, with each Party’s representatives having appropriate technical -53- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

credentials, experience and knowledge in the commercialization of products similar to the Licensed Product for their specific role within the JCC, and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JCC’s responsibilities and being duly authorized under their respective company’s internal governance procedures to make the decisions or carry out the activities given to them under this Agreement. The JCC may change its size from time to time by mutual, unanimous consent of its members; provided that the JCC shall consist at all times of an equal number of representatives of each of Merck and SeaGen. Each Party may replace one or more of its JCC representatives at any time in its sole discretion upon written notice to the other Party. If agreed by the JCC, the JCC may invite non-members to participate in the discussions and meetings of the JCC; provided that such participants are under obligations of confidentiality consistent with this Agreement and shall have no voting authority at the JCC. The JCC shall be co-chaired by representatives of each Party. The role of the co- chairpersons shall be to convene and preside at meetings of the JCC, to prepare and circulate agendas and to ensure the preparation of minutes (all such responsibilities to alternate between each Party’s co-chairperson on an annual basis), but the co-chairpersons shall have no additional powers or rights beyond those held by the other JCC representatives. 3.5.2 Specific Responsibilities of the Joint Commercialization Committee. In addition to its general responsibilities, with respect to Licensed Compounds and the Licensed Product, the Joint Commercialization Committee shall, subject to the terms of this Agreement, in particular: (a) discuss, prepare and approve for submission to the JSC the initial Commercialization Plan (including the Commercialization Budget) and amendments thereto for the Licensed Product; (b) discuss, prepare and approve for submission to the JSC guidelines (including the Pricing Guidelines), policies and procedures to be followed by the Parties in connection with the Commercialization of the Licensed Product and any amendments thereto (collectively, the “Commercialization Guidelines”); (c) discuss, prepare and approve guidelines specifying the content of the Promotional Materials (including, for clarity, with respect to the Promotion of the Licensed Product as a monotherapy or for use in any Combination Therapy) (the “Promotional Materials Guidelines”) and any amendments thereto; provided that the Proprietary Product Party will determine the content of the Promotional Materials Guidelines relating to its Proprietary Product; (d) review revenue forecasts and review the Commercialization Budget (including timing of expenditures) for the Territory at least on a quarterly basis to endeavor to ensure actual and anticipated spend is within the approved Commercialization Budget; (e) review and discuss the Commercialization activities of SeaGen and Merck with respect to the Licensed Product for the Territory and coordinate the Commercialization activities of Merck and SeaGen with respect to the Licensed Product Promoted under this Agreement in the Territory, including pre- and post-launch activities and any other Promotion activities by the Parties for the Licensed Product in the Territory; -54- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(f) following the receipt of Marketing Authorization, [ * ], in a given country [ * ], review the commercial strategy and discuss, prepare and submit a recommendation to the JSC [ * ]; (g) in order to assist with, among other things, Licensed Product supply forecasts as well as decisions to commit and allocate resources to the activities hereunder, but subject in all cases to Applicable Law, establish [ * ] for the Licensed Product for the Territory (collectively, the “Pricing Guidelines”), which Pricing Guidelines shall be established [ * ]; (h) discuss general market access strategies for the Licensed Product; (i) discuss and determine (i) if Merck (rather than SeaGen) should be the Lead Distribution Party (or the Lead Trademark Party) for the Licensed Product in any portion of the SeaGen Territory or the US Collaboration Territory or the European Collaboration Territory and (ii) if SeaGen (rather than Merck) should be the Lead Distribution Party (or the Lead Trademark Party) for the Licensed Product in any portion of the Merck Territory; (j) establish a process by which the Parties will review and comment on training materials and programs and training of the Parties’ sales forces for the Commercialization of the Licensed Product in the Territory; (k) prepare Licensed Product forecasts to be shared with the JMC for planning of inventory levels of Licensed Compounds and the Licensed Product; (l) discuss and approve global brand positioning and messaging for the Licensed Product; (m) discuss and approve plans for commercialization of Companion Diagnostics, if any, specifically for use in connection with the Licensed Product; (n) oversee implementation of the Commercialization Plan; (o) establish working teams to advise the JCC on matters within the purview of the JCC; and (p) perform such other functions with respect to Licensed Compounds or the Licensed Product as may be appropriate to further the purposes of this Agreement, as directed by the JSC. 3.6 Financial Managers; Joint Finance Committee. 3.6.1 Financial Managers. Within [ * ] days after the Effective Date, each Party shall appoint an employee of that Party or its Affiliate who shall oversee the financial calculations (including accounting matters), financial reporting and payments hereunder with respect to the Licensed Compounds and the Licensed Product (each, a “Financial Manager”). Such persons shall facilitate clear and responsive communication between the Parties and the effective exchange of information with respect to such matters hereunder, and may serve as a single point of contact -55- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

for any such matters. Each Party may designate a replacement Financial Manager for such Party in its sole discretion by notice in writing to the other Party. 3.6.2 Composition of the Joint Finance Committee. Within [ * ] days after the Effective Date, the Parties shall establish a committee to coordinate financial matters with respect to Licensed Compounds and the Licensed Product and to support the JSC, the JDC, the JCC and the JMC in connection therewith (the “JFC” or “Joint Finance Committee”). Each Party shall initially appoint [ * ] employees of such Party or its Affiliates as representatives to the JFC, with each Party’s representatives having appropriate technical credentials, experience and knowledge for their specific role within the JFC, and having sufficient seniority within the applicable Party to make decisions arising within the scope of the JFC’s responsibilities and being duly authorized under their respective company’s internal governance procedures to make the decisions or carry out the activities given to them under this Agreement. The JFC may change its size from time to time by mutual, unanimous consent of its members; provided that the JFC shall consist at all times of an equal number of representatives of each of Merck and SeaGen. Each Party may replace one or more of its JFC representatives at any time in its sole discretion upon written notice to the other Party. If agreed by the JFC, the JFC may invite non-members to participate in the discussions and meetings of the JFC; provided that such participants are under obligations of confidentiality consistent with this Agreement and shall have no voting authority at the JFC. The JFC shall be co-chaired by representatives of each Party. The role of the co-chairpersons shall be to convene and preside at meetings of the JFC, to prepare and circulate agendas and to ensure the preparation of minutes (all such responsibilities to alternate between each Party’s co-chairperson on an annual basis), but the co-chairpersons shall have no additional powers or rights beyond those held by the other JFC representatives. 3.6.3 Specific Responsibilities of the JFC. In addition to its general responsibilities, with respect to Licensed Compounds and the Licensed Product, the JFC shall, subject to the terms of this Agreement and subject to the oversight of the JSC, in particular: (a) work with the JSC and the other Subcommittees to assist in financial, budgeting and planning matters as required, including assisting in the preparation of budgets and annual and long term plans with respect to the Licensed Product; (b) recommend, for approval by the JSC, procedures, formats and timelines consistent with this Agreement for reporting financial data as well as additional or alternative reporting procedures concerning financial aspects of the collaboration with respect to the Licensed Product; (c) prepare such reports on financial matters as are approved by the JSC for the implementation of the financial aspects of the collaboration with respect to the Licensed Product; (d) coordinate audits of financial data where appropriate and required or allowed by this Agreement with respect to the Licensed Product; -56- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(e) address issues of implementation relating to the financial mechanics and calculations under this Agreement and the Ancillary Agreements with respect to the Licensed Product; (f) recommend, for approval by the JSC, a means of reconciling, one to the other, the internal reporting and accounting standards of each of the Parties where necessary and methods of charging costs and expenses of each of the Parties, in each case, with respect to the Licensed Product; (g) review the appropriate allocation of costs and expenses with respect to Allowable Commercialization Costs, Allowable Development Costs and Allowable Joint IP Costs; (h) propose to the JSC adjustments to the Development FTE Rates, Medical Affairs FTE Rates, Promotion FTE Rates and Field Force FTE Rates annually; (i) establish working teams to advise the JFC on matters within the purview of the JFC; and (j) perform such other functions with respect to Licensed Compounds or the Licensed Product as may be appropriate to further the purposes of this Agreement, as directed by the JSC. 3.7 Meetings of Subcommittees. Each Subcommittee shall meet at least one (1) time per Calendar Quarter at a time mutually agreed by the Parties, spaced at regular intervals unless the applicable Subcommittee determines a different frequency, with the location for such meetings to be determined by the applicable Subcommittee. Each Subcommittee may meet in person, or alternatively, such Subcommittee may meet by means of teleconference, videoconference or other similar communications equipment. Either Party may also call a special meeting of the applicable Subcommittee by at least ten (10) Business Days’ prior written notice to the other Party in the event such requesting Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, and such requesting Party shall provide the applicable Subcommittee no later than five (5) Business Days prior to the special meeting with materials reasonably adequate to enable an informed decision on the relevant matter; provided that for time sensitive matters, a Party may call a special meeting of the applicable Subcommittee and provide relevant materials with less than five (5) Business Days’ notice if the Parties agree that an issue warrants an expedited meeting. No later than ten (10) Business Days prior to any meeting of the applicable Subcommittee (other than a special meeting as described above), the designated co- chairperson of the applicable Subcommittee shall prepare and circulate an agenda for such meeting to all members of the applicable Subcommittee; provided, however, that either Party shall be free to include additional topics on such agenda, either prior to or, if representatives of each Party are present at a meeting, during the course of such meeting. Each Party will bear the expense of its respective Subcommittee members’ participation in the meetings of the applicable Subcommittee. The designated co-chairperson of the applicable Subcommittee shall be responsible for keeping reasonably detailed written minutes of all meetings of such Subcommittee that reflect all decisions made at such meetings. The designated Subcommittee co-chairperson shall send meeting minutes to each member of the applicable Subcommittee for review and approval within ten (10) Business -57- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Days after each meeting of such Subcommittee. Minutes will be deemed approved unless one or more members of the applicable Subcommittee objects to the accuracy of such minutes within ten (10) Business Days of receipt. 3.8 Decision Making of Subcommittees. Each Subcommittee shall act by unanimous consent. For a given Subcommittee, the representatives from each Party on such Subcommittee will have, collectively, one (1) vote on behalf of that Party. If a given Subcommittee cannot or does not, after good faith, reasonable efforts, reach unanimous consent on an issue that comes before such Subcommittee and over which such Subcommittee has oversight within [ * ] Business Days after such issue is first considered by such Subcommittee, then such matter shall be raised to the JSC for resolution in accordance with Section 3.2.4. 3.9 Alliance Managers. 3.9.1 Alliance Managers. Each Party shall appoint one or more employees of it or its Affiliate who shall oversee interactions between the Parties for all matters related to this Agreement and any Ancillary Agreements between the Parties or their Affiliates (each, an “Alliance Manager”). Such persons shall endeavor to assure clear and responsive communication between the Parties and the effective exchange of information, and shall serve as a single point of contact for any matters arising under this Agreement. The Alliance Managers shall have the right to attend all Committee meetings as non-voting participants and may bring to the attention of the applicable Committee any matters or issues either of them reasonably believes should be discussed, and shall have such other responsibilities as the Parties may mutually agree in writing; provided that the Alliance Manager shall not count toward the number of representatives that each Party may have on each such Committee. Each Party may designate a replacement Alliance Manager for such Party in its sole discretion by notice in writing to the other Party. 3.9.2 Responsibilities. The Alliance Managers shall have the responsibility of creating and maintaining a constructive work environment between the Parties. Without limiting the generality of the foregoing, each Alliance Manager shall: (a) identify and bring disputes and issues that may result in disputes (including any asserted occurrence of a breach by a Party) to the attention of the Parties in a timely manner, and function as the point of first referral in all matters of conflict resolution; (b) provide a single point of communication for seeking consensus both internally within the Parties’ respective organizations and between the Parties; (c) plan and coordinate cooperative efforts, internal communications and external communications between the Parties with respect to this Agreement; and (d) take responsibility for ensuring that governance meetings and the production of meeting agendas and minutes occur as set forth in this Agreement (and the Alliance Managers shall facilitate such activities on behalf of the co-chairs of the JSC or other relevant Subcommittee), and that relevant action items resulting from such meetings are appropriately carried out or otherwise addressed. -58- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

ARTICLE 4 ALLOCATION OF RESPONSIBILITIES 4.1 General. In the allocation of roles and responsibilities under this Agreement pursuant to the Development Plan and Commercialization Plan, whether by the JSC or by the Parties, the Parties intend to adhere to the following principles: 4.1.1 Development. The Parties desire to work together in good faith, through the JSC and the other Subcommittees and otherwise in accordance with this Agreement, to promote the efficient and coordinated Development of the Licensed Compounds and Licensed Product by the Parties. The Parties have agreed upon an allocation of certain roles and responsibilities between the Parties as of the Effective Date with respect to the Development of the Licensed Compounds and Licensed Product, such that, unless otherwise determined by the JSC (or as otherwise expressly set forth herein), (a) SeaGen shall be the Lead Regulatory Party in the US Collaboration Territory and the SeaGen Territory; and (b) Merck shall be the Lead Regulatory Party in the European Collaboration Territory and the Merck Territory. Subject to the foregoing allocation of responsibilities, and subject further to the applicable Party having or being able to procure (through itself, its Affiliates and permitted subcontractors) the relevant capabilities and infrastructure, the Parties, acting through the JSC and otherwise in accordance with this Agreement, shall seek to equitably allocate any remaining roles and responsibilities under this Agreement with respect to the Development of the Licensed Compounds and Licensed Product in the Territory, such that each Party will have responsibility for approximately [ * ] (the exact amount to be determined on a commercially reasonable basis) of the remaining Development activities for the Licensed Product in the Territory; provided that, in all cases (unless otherwise determined by the JSC), SeaGen shall be the Lead Study Party with respect to the Ongoing Clinical Trials. For clarity, the Parties acknowledge and agree that, through the JSC, either Party may be appointed as the Lead Study Party for a particular Clinical Trial of the Licensed Product notwithstanding that such Clinical Trial may (i) be conducted in one or more countries in the other Party’s portion of the Territory (in the case of Merck, the Merck Territory, and, in the case of SeaGen, the SeaGen Territory), (ii) be conducted in a country where the other Party is the Lead Regulatory Party, or (iii) involve a Proprietary Combination with the other Party’s Proprietary Product. 4.1.2 Commercialization (including Promotion) in the Collaboration Territory. The Parties desire to work together in good faith, through the JSC and the other Subcommittees and otherwise in accordance with this Agreement, with the intent to promote the efficient and coordinated Commercialization of the Licensed Product by the Parties. Unless otherwise determined by the JSC (or as otherwise expressly set forth herein), the Lead Distribution Party for each region of the Territory has been agreed upon between the Parties as of the Effective Date such that (a) SeaGen shall be the Lead Distribution Party for the US Collaboration Territory, the European Collaboration Territory and the SeaGen Territory, and (b) Merck shall be the Lead Distribution Party for the Merck Territory. Subject to the foregoing allocation of responsibilities and subject further to the applicable Party beginning launch planning activities at least [ * ] prior, and having or being able to procure (in each case, through itself, its Affiliates and permitted subcontractors) by a commercially reasonable period of time prior to be able to execute successfully on such plan, to the anticipated first commercial sale of the applicable Licensed Product in the US Collaboration Territory or the European Collaboration Territory (as applicable) -59- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the relevant capabilities and infrastructure, for all other Promotion activities (and other Commercialization activities, but excluding Distribution) in the US Collaboration Territory or the European Collaboration Territory (as applicable), consistent with the Commercialization Plan (and the Regional Commercialization Sub-Plan) for the Collaboration Territory, the Parties, acting through the JSC and otherwise in accordance with this Agreement, shall seek to equitably allocate any remaining roles and responsibilities under this Agreement with respect to such Promotion (and other Commercialization) of the Licensed Product in the US Collaboration Territory or the European Collaboration Territory (as applicable), such that each Party will have responsibility for approximately [ * ] (the exact amount to be determined on a commercially reasonable basis) of the Promotion activities (and other Commercialization activities, but excluding Distribution) for the Licensed Product in the US Collaboration Territory or the European Collaboration Territory (as applicable), including through Co-Promotion and other allocation of Commercialization activities of the Licensed Product; provided that the Parties intend that such allocation shall enable SeaGen, in addition to being the Lead Distribution Party in the European Collaboration Territory, to meaningfully employ its European Commercialization infrastructure in support of Promotion or other Commercialization activities for the Licensed Product in the European Collaboration Territory. 4.2 Technology Transfers to Enable Collaboration. The Parties agree and acknowledge that SeaGen has been responsible for the Development of the Licensed Compound and the Licensed Product prior to the Effective Date. In order to facilitate Merck’s involvement in the Development and Commercialization of the Licensed Product in accordance with this Agreement, the following shall apply: 4.2.1 Provision of Information. Promptly after the Effective Date, the JDC will develop and implement a plan for the secure transfer of SeaGen Know-How from SeaGen to Merck under this Agreement. During the Term as reasonably requested by Merck from time to time, SeaGen will transfer to Merck such SeaGen Know-How that is necessary or reasonably useful for Merck to perform its Development or Commercialization obligations for the Licensed Product hereunder. For clarity, SeaGen’s obligations under this section shall exclude the obligation to transfer any SeaGen Know-How specific to Manufacturing of the Licensed Product, which are included in the SeaGen Supply Agreement and 7.4.4(c), as applicable. 4.2.2 Copies of Regulatory Materials. Promptly after the Effective Date (but in all cases within [ * ] thereafter), SeaGen shall provide to Merck true, correct and complete electronic copies of any and all material Regulatory Documentation (as well as such other Regulatory Documentation reasonably requested by Merck that is necessary or reasonably useful for Merck to perform its Development and Commercialization obligations hereunder) related to the Licensed Product held or generated by or on behalf of SeaGen or its Affiliates (the “Existing Regulatory Materials”), including providing copies of all documents submitted to the applicable Regulatory Authority in connection therewith. 4.2.3 Transition; Transition Leads and Transition Plan. The Parties shall work together and cooperate in good faith, using Commercially Reasonable Efforts, to transition from SeaGen to Merck those Development and Commercialization activities with respect to the Licensed Product to be performed by Merck in accordance with this Agreement as of the Effective -60- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Date and thereafter during the term if any role, task or activity is reassigned in accordance with this Agreement, and each Party shall provide the other Party with assistance as reasonably requested by such other Party in connection with any such transition of the Development and Commercialization of the Licensed Product hereunder. Within thirty (30) days after the Effective Date, each Party shall appoint an employee of it or its Affiliate who shall oversee the transition (each, a “Transition Lead”). The Transition Leads shall endeavor to assure clear and responsive communication between the Parties with respect to the transition, and shall serve as a single point of contact for any matters arising in connection with the transition. Each Party may designate a replacement Transition Lead for such Party in its sole discretion by notice in writing to the other Party. In order to facilitate any such transition, at the request of either Party, the Parties shall work together in good faith and establish a transition plan setting forth transition activities to be undertaken by or on behalf of each Party in order to assist with such transition (a “Transition Plan”). Once established, each Party shall use Commercially Reasonable Efforts to expeditiously perform its activities under the Transition Plan. ARTICLE 5 DEVELOPMENT 5.1 Development. All Development activities for Licensed Compounds and the Licensed Product (including as a monotherapy as well as for use in any Combination Therapy, including for use in any Proprietary Combination) for use in the Field in the Territory will be performed by the Parties in accordance with this Agreement and the applicable Development Plan. Subject to the terms of this Agreement, each Party shall use Commercially Reasonable Efforts to perform the activities allocated to such Party under the applicable Development Plan. During the Term, neither Party (nor their respective Affiliates) shall undertake any Development activities with respect to any Licensed Compounds or the Licensed Product for use in the Field in the Territory, except to the extent consistent with the applicable Development Plan. 5.2 Development Plans for the Licensed Product. 5.2.1 General. The Development of the Licensed Compounds and the Licensed Product for the Territory shall be conducted pursuant to a comprehensive, Territory-wide development plan approved by the JSC (each, a “Development Plan”). Each Development Plan shall include a Development Budget and shall describe (a) the overall program of Development for the Licensed Compounds and Licensed Product, including non-clinical studies, Clinical Trials, the Regulatory Plan and other elements for obtaining and maintaining Marketing Authorization(s) for the Licensed Compounds and the Licensed Product and fulfilling other regulatory obligations, including post-approval commitments, and associated timelines and priorities, (b) for the key countries in the Territory, timelines for key Regulatory Authority interactions, filing of applications for Marketing Authorizations, and the receipt and maintenance of Marketing Authorizations, (c) subject to Section 4.1.1, the anticipated tasks and responsibilities and resource allocation of each Party for such Development, (d) subject to Section 4.1.1, the Lead Study Party for each such Clinical Trial and a reasonably detailed description of each such Clinical Trial, including the estimated timeline therefor and (e) the allocation of the Development Budget for all such activities. For clarity, the Development Plan may also include activities with respect to the Development of Companion Diagnostics for use in connection with the Licensed Product. Both Parties shall have the right to propose to the JDC, for approval by the JSC, additional Development -61- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

activities with respect to Licensed Compounds and the Licensed Product, including expansion of a Development Plan to include any new indication(s) or new formulation(s) for the Licensed Product, or new Combination Therapies (including any Proprietary Combination) or Combination Products, or any other amendment to a Development Plan, but such proposal shall be included, and the Development Plan revised, only if approved by the JSC. In the event of any inconsistency between the Development Plan and this Agreement, the terms of this Agreement shall prevail. 5.2.2 Initial Development Plan. The initial Development Plan (including the initial Development Budget) is attached hereto as Exhibit A (the “Initial Development Plan”). The Initial Development Plan shall be effective from the Effective Date until amended and updated by the JDC, and approved by the JSC, in accordance with this Agreement. 5.2.3 Amendments to Development Plan. On an annual basis, or more often as the Parties may deem appropriate, the JDC shall prepare proposed amendments to the then-current Development Plan, and, subject to this Agreement, the corresponding Development Budget, for approval of the JSC no later than December 1 of each Calendar Year. Such amended Development Plan shall cover the applicable period as set forth therein and shall contain corresponding updates to the Development Budget included therein, which shall appropriately itemize the costs and expenses separately for each Development activity, to the extent practicable. Such updated and amended Development Plan shall reflect any changes, re-prioritization of studies within, reallocation of resources with respect to, or revisions to the then-current Development Plan. In addition, the JDC may prepare amendments to the Development Plan and corresponding allocation of the Development Budget for the JSC’s approval from time to time during the Calendar Year in order to reflect changes in such plan and budget, in each case, in accordance with the foregoing. Once approved by the JSC, the amended Development Plan (and Development Budget) shall become effective for the applicable period on the date approved by the JSC (or such other date as the JSC shall specify). Any JSC-approved amended Development Plan (and Development Budget) shall supersede the previous Development Plan (and Development Budget) for the applicable period. Notwithstanding the foregoing, in the event that the JSC does not approve a given amended Development Plan (or Development Budget, as applicable), then the then-current Development Plan (or Development Budget, as applicable) shall continue in effect without modification (i.e., no changes shall be made to the Development Plan (and Development Budget) unless and until agreed to by the JSC) such that only the Development activities set forth in the then-current Development Plan shall continue (in accordance with the then-current Development Budget, as applicable, without any additional budget changes being made). 5.2.4 Additional Development of Next Generation Compounds, Combination Therapies, Combination Products and Companion Diagnostics. (a) In the event that Merck provides a Licensed Compound Notice pursuant to Section 2.9.2 for SGN-LIV-1-B, SGN-LIV-1-C or any other Next Generation Compound (or, with respect to SGN-LIV-1-C, Merck is deemed to have provided a Licensed Compound Notice pursuant to Section 2.9.2 for SGN-LIV-1-C) such that such Next Generation Compound is included as a “Licensed Compound” hereunder, then the Parties shall be deemed to have agreed to initiate a GLP Tox Study therefor and the JSC will promptly (and in any event within [ * ] days after SeaGen’s receipt of the applicable Licensed Compound Notice), amend the -62- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Development Plan to include GLP Tox Studies for such Licensed Compound. In addition, in the event that Merck provides (or is deemed to have provided) a Licensed Compound Notice pursuant to Section 2.9.2 for SGN-LIV-1-C such that SGN-LIV-1-C is included as a “Licensed Compound” hereunder, then, upon successful completion of such GLP Tox Studies for SGN-LIV-1-C (as determined by the JSC; provided that, with respect to SGN-LIV-1-C, GLP Tox Studies for SGN- LIV-1-C shall have been successfully completed if the JSC determines that the data from the GLP Tox Studies for SGN-LIV-1-C shows that SGN-LIV-1-C has met the “Criteria of Go to Phase I Clinical Evaluation” set forth in part 2 of Schedule 2.9.2), unless otherwise agreed by both Parties, each Party shall be deemed to have agreed to initiate at least one (1) Phase I Clinical Trial for SGN-LIV-1-C (which Phase I Clinical Trial would have as its aim, unless otherwise determined by the JDC, to [ * ]) and the JSC will promptly (and within [ * ] days after first presentation of the final results of such successful GLP Tox Studies to the JSC), amend the Development Plan to include at least one (1) Phase I Clinical Trial therefor, the design of and protocol for which Phase I Clinical Trial shall be mutually agreed by the Parties via the JDC in accordance with Section 3.3.2(c) and 3.3.2(d), respectively. (b) In the event that a Party desires to develop (i) a Licensed Compound or the Licensed Product for any Combination Therapy with, or as a Combination Product with, (A) a product of a Third Party or (B) a Merck Proprietary Product or (C) a SeaGen Proprietary Product (including, in each case ((A), (B) and (C)), marketed products or pipeline products), or (ii) any Companion Diagnostic for a Licensed Compound or the Licensed Product, such Party may propose including such Combination Therapy, Combination Product or Companion Diagnostic in the Development Plan, but such proposal shall be included only if agreed to by the JSC. With respect to any development for use in a Combination Therapy or as a Combination Product with a product of a Third Party or development of a Companion Diagnostic of a Third Party, the Parties, through the JSC, shall discuss and agree upon any agreements to be entered into with the applicable Third Party for use of such Third Party’s product in combination or in connection with the Licensed Product; provided that any such agreement with such Third Party shall be subject to the approval of the JSC. With respect to any development for use in a Proprietary Triple Combination Therapy, the Parties shall, in good faith prior to the time Development commences in relation to such Proprietary Triple Combination Therapy, discuss in good faith and mutually agree upon any additional terms or other amendments to this Agreement with respect to the proposed Development and Commercialization of the Licensed Product for use in such Proprietary Triple Combination Therapy [ * ]. (c) For clarity, in the event that (i) a Next Generation Compound is included as a Licensed Compound pursuant to Section 2.9.2 or an Acquired Competing Product is included as a Licensed Compound pursuant to Section 2.9.3(c), or (ii) a Combination Therapy (including any Proprietary Combination), Combination Product or Companion Diagnostic is approved by the JSC pursuant to Section 5.2.4(b) for inclusion in the Development Plan; then, in each case (i) and (ii), any further Development activities with respect to such Licensed Compound or for such Licensed Product for use in such Combination Therapy or as a Combination Product, or such Companion Diagnostic, as applicable, shall be in accordance with the Development Plan as approved by the JSC and the other terms and conditions of this Agreement. -63- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(d) [ * ]. The Parties agree (and in the case of Merck, Merck agrees on behalf of Merck and MCI) as follows with respect to [ * ]: (i) as of the Effective Date, [ * ]; (ii) in the event that [ * ] for purposes of this Agreement [ * ]; and (iii) except as aforesaid in sub-clause (ii)[ * ] the [ * ] shall [ * ]. 5.2.5 Development Responsibilities. Subject to the terms and conditions of this Agreement (including Section 10.4), each Party shall use Commercially Reasonable Efforts to conduct the Development of the Licensed Product in accordance with the then-approved Development Plan and shall use Commercially Reasonable Efforts to do so within the corresponding Development Budget allocations. Subject to Section 3.2.4(b)(vi) and Section 8.2, unless otherwise approved by the JSC, neither Party may unilaterally (a) discontinue the Development of the Licensed Product, (b) terminate any Development Plan, or (c) fail to Initiate, or terminate after Initiation, any Clinical Trial set forth in a Development Plan. 5.2.6 Development Costs; Costs in Excess of Development Budget. (a) Sharing. The Parties shall share Allowable Development Costs as set forth in Section 10.4. (b) Proprietary Product Costs. For clarity, with respect to any Development of the Licensed Product for use in a Proprietary Combination, except as otherwise set forth in the Development Plan (as approved by the JSC), the Proprietary Product Party shall manufacture and supply such Proprietary Product Party’s Proprietary Product for use in such Development (including Clinical Trials of the Licensed Product for use in a Proprietary Combination) and [ * ]. For clarity, unless otherwise set forth in the Development Plan, such Proprietary Product will be delivered in unpackaged, unlabeled form for use in the Clinical Trials and both (i) the costs of packaging and labeling such Proprietary Product for use in such Clinical Trials, and (ii) the transportation costs to deliver such Proprietary Product to the Clinical Trial sites, shall, in each case (i) and (ii)), be Allowable Development Costs. (c) Permitted Development Overage. The Party that is responsible for the performance of activities described in the Development Plan shall use Commercially Reasonable Efforts to ensure that the actual costs and expenses for such Development activities for Licensed Compounds and the Licensed Product in a Calendar Year do not exceed [ * ] percent ([ * ]%) of the estimated allocated costs and expenses budgeted for such activity for such Calendar Year as set forth in the Development Budget (i.e., the costs and expenses for the performance of a specific activity described in the Development Plan may exceed the estimated allocated costs and expenses therefor as set forth in the Development Budget by up to [ * ] percent ([ * ]%) (the “Permitted Development Overage”) and such costs and expenses, to the extent such costs and expenses are within the Permitted Development Overage and would otherwise have been included as Allowable Development Costs but for the budget overage, shall be included as Allowable Development Costs). If either Party believes that the actual costs and expenses in relation to a particular Development activity in a Calendar Year will exceed the allocated budget (plus the Permitted Development Overage) for such activity during such Calendar Year as set forth in the Development Budget, such Party may request the JSC to review and approve an amendment to the Development Budget before incurring such excess cost. In the event that the JSC does not approve -64- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

an increase in the Development Budget for such activity, the Party performing such Development activity shall be solely responsible for the costs and expenses for Development it incurs which are in excess of the Development Budget (plus the Permitted Development Overage) (and any such excess shall not be Allowable Development Costs hereunder); provided that, to the extent such excess costs and expenses are attributable to reasonable activities performed as a direct result of [ * ] and in each case of [ * ] have been [ * ] but for the [ * ]. 5.2.7 Activities under the Existing CTC. The Parties hereby agree and acknowledge that (a) from and after the Effective Date, all activities that were being conducted by the Parties pursuant to the CTC as of the Effective Date shall thereafter be deemed to be conducted pursuant to this Agreement (including that the clinical trials being conducted by the Parties pursuant to the CTC as of the Effective Date are included in the Initial Development Plan hereunder), and will be subject to the terms and conditions of this Agreement (rather than the CTC) and (b) as of the Effective Date, the CTC shall terminate and be of no further force and effect (provided that, for clarity, the activities conducted under the CTC prior to such termination shall continue to be governed by the applicable provisions of the CTC, including any provisions thereof that survive the termination of the CTC). 5.3 Development Reports; Development Data and Records. 5.3.1 Reports and Data. Each Party shall keep the JDC reasonably informed regarding the progress and results of Development activities for the Licensed Compounds and the Licensed Product performed by such Party, including a quarterly report of results achieved versus the Development Plan. Such reports shall also include all Development Data generated since the last report from any Development activities for a Licensed Compounds or the Licensed Product hereunder, including Clinical Trials. Each Party will promptly respond to the other Party’s reasonable questions regarding any such reports, and shall provide updates on Development activities for the Licensed Compounds and the Licensed Product to the other Party from time to time as such other Party may reasonably request. Notwithstanding the foregoing, a Party shall not be required to disclose or otherwise provide to the other Party or the JSC (or any Subcommittee) any Development Data that specifically relates to such Party’s Proprietary Product (but not specifically related to the use or method of using the applicable Proprietary Combination). 5.3.2 Use of Development Data. Prior to publication of Development Data in accordance with this Agreement, neither Party shall use the Development Data for any purpose other than (a) to seek Marketing Authorization for the Licensed Product in accordance with this Agreement, (b) to file and prosecute the Joint Program Patents and enforce any resulting patents pursuant to this Agreement, (c) with respect to Merck (provided that Merck may not so use Development Data that is a SeaGen Proprietary Product Program Invention), (i) to file and prosecute the Merck Program Patents and enforce any resulting patents pursuant to this Agreement, (ii) with respect to any Merck Proprietary Product used in a Proprietary Combination, to seek Marketing Authorization for such Merck Proprietary Product, (d) with respect to SeaGen (provided that SeaGen may not so use Development Data that is a Merck Proprietary Product Program Invention), (i) to file and prosecute the SeaGen Program Patents and enforce any resulting patents pursuant to this Agreement, (ii) with respect to any SeaGen Proprietary Product used in a Proprietary Combination, to seek Marketing Authorization for such SeaGen Proprietary Product, -65- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

or (e) for internal research purposes (provided that Merck may not so use Development Data that is a SeaGen Proprietary Product Program Invention and SeaGen may not so use Development Data that is a Merck Proprietary Product Program Invention); provided, however, that the foregoing restrictions shall no longer apply to any Development Data that becomes available to the public. 5.3.3 Study Reports. The Lead Study Party (as the sponsor) for a given Clinical Trial for the Licensed Product pursuant to a Development Plan shall provide the other Party with an electronic draft of the final study report for such Clinical Trial as soon as reasonably practicable after completion of the Clinical Trial, for such other Party to provide comments to the Lead Study Party, which comments shall be provided within [ * ] days of receipt of the draft of such final study report. The Lead Study Party shall consider in good faith such comments and, at either Party’s reasonable request, the Parties shall meet in person or via teleconference within ten (10) Business Days after the Lead Study Party’s receipt of such comments to discuss such comments in good faith. The Lead Study Party shall provide the other Party with a copy of the final study report for a given study promptly after such final study report is available. In the event that a given Clinical Trial under the Development Plan is for a Proprietary Combination, the Lead Study Party shall not include any statements in the study report relating to the applicable Proprietary Product which have not been approved by the applicable Proprietary Product Party, unless otherwise required by Applicable Law. 5.3.4 Records. Each Party shall maintain (and shall cause its Affiliates and subcontractors performing Development activities with respect to the Licensed Product to maintain) records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Development of the Licensed Product. Each Party shall have the right, during normal business hours and upon reasonable (and, in any event, not less than thirty (30) days’) prior written notice, not more than once per Calendar Year (unless for cause), to inspect all such records of the other Party (which may be redacted for information that is not related to this Agreement, including, (a) with respect to records of Merck and its Affiliates, redactions for information specific to the Merck Proprietary Product and not related to a Merck Proprietary Combination, and (b) with respect to records of SeaGen and its Affiliates, redactions for information specific to the SeaGen Proprietary Product and not related to a SeaGen Proprietary Combination or specific to the SeaGen Linker Technology that is not relevant for the Licensed Product or a Licensed Compound) to the extent reasonably requested for the purposes of this Agreement. Such records and the information disclosed therein shall be maintained in confidence in accordance with Section 9.1. 5.3.5 Data Integrity. Each Party agrees that it shall carry out all Development activities for the Licensed Product and collect and record any data generated therefrom in compliance with Applicable Law and in a manner consistent with the following: (a) data will be generated using sound scientific techniques and processes, (b) data will be accurately recorded in accordance with good scientific practices by persons conducting research hereunder, (c) data will be analyzed appropriately without bias in accordance with good scientific practices, and (d) data and results will be stored securely and in a manner that can be easily retrieved. 5.4 Lead Study Party; Conduct of Clinical Trials. -66- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

5.4.1 With respect to a Clinical Trial of Licensed Product to be conducted pursuant to the Development Plan, the Lead Study Party shall prepare and submit to the JDC for review, discussion and approval in accordance with Section 3.3.2(d) the protocol (and any material amendments thereto) for any such Clinical Trial. 5.4.2 The Lead Study Party for a Clinical Trial shall have operational control of all applicable Development activities (provided that such activities are consistent with the Development Plan and this Agreement) and shall act as the sponsor of such Clinical Trial. The Lead Study Party shall be responsible for obtaining all necessary approvals and clearances, including IRB approvals, INDs and other regulatory approvals and customs clearances necessary for the conduct of such Clinical Trials, in each case, in accordance with this Agreement, and the Lead Study Party shall ensure that all such approvals and clearances are obtained prior to initiating performance of the applicable Clinical Trial. The Lead Study Party shall ensure that the Clinical Trial is performed in accordance with the protocol and all Applicable Laws, including cGCPs. 5.4.3 The Lead Study Party shall be responsible for selecting the Clinical Trial sites and clinical trial investigators for the Development activities and entering into clinical trial agreements in connection therewith. The clinical trial agreements shall require the Clinical Trial sites to comply with all Applicable Laws and will contain provisions in accordance with industry standards, including those relating to confidentiality, data and results, intellectual property and publications; provided that, in all cases, such agreement shall require that all Know-How specifically related to the Licensed Product (or any Proprietary Product), including improvements or modifications thereof, shall be assigned to the Lead Study Party (and thereafter subject to further assignment as between the Parties as provided for herein). 5.4.4 The Lead Study Party shall prepare and obtain the patient informed consent forms for the Clinical Trials as part of the Development activities, which shall comply with Applicable Law. The Lead Study Party shall ensure that all patient authorizations and consents in connection with the Clinical Trials permit, in accordance with Applicable Law, sharing of clinical trial data with the other Party in accordance with this Agreement. 5.5 Regulatory and Safety Responsibility for the Licensed Product. 5.5.1 Approval of MAAs and Core Data Sheet. (a) MAA. The JDC in collaboration with the JMC shall review and approve (1) the contents of each MAA for the Licensed Product in the Collaboration Territory, and (2) the CMC components of any MAA for the Licensed Product in the Territory. If the CMC components of any MAA for the Licensed Product have previously been approved as set forth above, the Lead Regulatory Party may submit such components (or subset thereof) to the applicable Regulatory Authorities without seeking additional approval; provided that if any material changes are made to such components or additional CMC information is required to be submitted together with such components, approval under this Section 5.5.1(a) shall be required. (b) Core Data Sheet. Merck will lead the preparation and update of the Core Data Sheet for the Licensed Product, in consultation with SeaGen. The initial Core Data Sheet and any changes to the Core Data Sheet shall be agreed between the Parties. In the event -67- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

that the Parties cannot agree upon the content of the Core Data Sheet or any changes thereto, either Party may escalate the matter as follows: (i) if such matter relates to safety labelling, either Party (through the Alliance Managers) may elect to formally submit such issue to Merck’s [ * ] (or a person in an equivalent position at Merck) and SeaGen’s [ * ] (or a person in an equivalent position at SeaGen) for resolution; and (ii) for all other such matters, and for any matter not resolved as provided in the foregoing clause (i) within [ * ] Business Days after formal submission of such matter under the foregoing clause (i) for resolution, either Party may elect to submit such issue to the JSC for final resolution in accordance with Section 3.2.4. The Lead Regulatory Party in the applicable country shall be responsible for creating and updating the local product information for the Licensed Product in the applicable country; provided that the Lead Regulatory Party shall submit such information to the JDC for approval by the JDC if any material deviations are made from the Core Data Sheet. Any changes to the local product information required by Applicable Laws or a Governmental Authority shall be communicated by the applicable Party to the JDC in a timely manner. For purposes of this Agreement, “Core Data Sheet” means a document setting forth information relating to safety, efficacy, indications, dosing, pharmacology, and other information concerning the Licensed Product. 5.5.2 Lead Regulatory Party. (a) The regulatory strategy for the Licensed Product in the Territory shall be governed by the applicable portion of the Development Plan related to regulatory matters (the “Regulatory Plan”). The Regulatory Plan shall only be amended upon approval by the JSC. The Lead Regulatory Party with respect to a given country in the Territory shall be responsible for, and shall use Commercially Reasonable Efforts to, conduct the activities pursuant to the Regulatory Plan for the applicable Licensed Product in such country, which shall include the Parties’ plan for filing MAAs for the applicable Licensed Product in such country, including any supplements and amendments thereto. (b) The applicable Lead Regulatory Party shall be responsible for taking the lead with all interactions with Regulatory Authorities (meetings, telephone, etc.) in a given country in the Territory and for other regulatory matters related to the Licensed Product in such country in the Territory [ * ]. To the extent permitted by the applicable Regulatory Authority and Applicable Law, the non-Lead Regulatory Party shall be entitled to have [ * ] to the [ * ] with [ * ] in the [ * ] for the Licensed Product and (ii)] to the extent [ * ] for the [ * ] (and in each case, [ * ], the Lead Regulatory Party shall provide notice to the other Party sufficiently in advance of any such meeting or interaction unless such advance notice is not possible due to the urgency of the situation, in which case the Lead Regulatory Party shall inform the other Party of the content of such a meeting as soon as reasonably possible after the meeting has taken place). (c) Subject to Section 5.5.1(b) with respect to the Core Data Sheet, the Lead Regulatory Party for a country shall also be responsible for preparing all Regulatory Documentation for the applicable Licensed Product in such country in the Territory [ * ]. The non- Lead Regulatory Party shall have the right to review and comment upon (which comments shall be made in a timely manner and shall be considered in good faith by the Lead Regulatory Party) all material Regulatory Documentation for the Licensed Product in the Territory (which material Regulatory Documentation shall be provided by the Lead Regulatory Party to the other Party -68- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

reasonably prior to submission thereof). The Lead Regulatory Party shall promptly provide to the non-Lead Regulatory Party a copy of (i) all material correspondence from any Regulatory Authority for the Licensed Product, and (ii) final material Regulatory Documentation submitted to a Regulatory Authority for the Licensed Product after submission thereof. Without limiting the foregoing, if the non-Lead Regulatory Party receives any material correspondence from a Regulatory Authority from a Regulatory Authority for the Licensed Product, it shall promptly provide copies thereof to the other Party. (d) The Lead Regulatory Party for a country in the Territory shall also be responsible, in accordance with this Agreement, for submitting and thereafter maintaining (including all routine maintenance) all (subject to Section 5.5.3) investigational study applications (including INDs) and all registration dossiers (including MAAs) and all Marketing Authorizations related to the applicable Licensed Product in such country in the Territory (including with respect to Pricing Approvals and health technology assessments for the Licensed Product, as applicable), and all such INDs, MAAs and Marketing Authorizations (including with respect to Pricing Approvals and health technology assessments for the Licensed Product, as applicable) shall be in the name of the Lead Regulatory Party (or its Affiliate or sublicensee, or if required under Applicable Law in a given country, a local Distributor). The Lead Regulatory Party shall not withdraw (and shall cause its Affiliates not to withdraw) any Marketing Authorization for the Licensed Product in the Territory without the prior consent of the JSC. (e) The Lead Regulatory Party for a country in the Territory shall also be responsible, in accordance with this Agreement, for activities to support the registration of the Licensed Product, including post-marketing surveillance programs, in accordance with the Development Plan. (f) With respect to Pricing Approvals and health technology assessments for the Licensed Product, the following shall apply to the extent permitted by Applicable Law and the applicable Regulatory Authority: (i) The Lead Regulatory Party shall seek to obtain Pricing Approvals for the Licensed Product from the applicable Regulatory Authorities, [ * ]; provided, however, that [ * ] in the event that the [ * ] then, before doing so[ * ] shall [ * ] and shall [ * ] with respect thereto, however, [ * ]. (ii) The Parties hereby agree and acknowledge that the foregoing provisions of this Section 5.5.2 do not give the non-Lead Regulatory Party the right to receive, review and comment on Regulatory Documentation or other correspondence with Regulatory Authorities with respect to, or attend meetings or other interactions with Regulatory Authorities in connection with, [ * ]; provided, however, that in lieu thereof, (w), the Lead Regulatory Party shall provide to the JCC [ * ], (x) the Lead Regulatory Party shall provide periodic updates to the JCC on [ * ], (y) the Lead Regulatory Party [ * ] shall provide to the non-Lead Regulatory Party’s [ * ], and (z) the Lead Regulatory Party shall provide to the JCC a copy of all final Pricing Approvals (and any amendments thereto) for the Licensed Product promptly following receipt from the applicable Regulatory Authority. Notwithstanding the foregoing provisions of this Section -69- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

5.5.2(f)(ii), at least [ * ] months prior to the launch of the Licensed Product in the Collaboration Territory, [ * ]. (iii) As set forth in Section 3.5.2(f), upon the Lead Regulatory Party’s receipt of Marketing Authorization, [ * ], for a particular country [ * ], the JCC shall [ * ] to the JSC regarding [ * ]. Upon receipt of such recommendation, the JSC shall, in accordance with Section 3.2.3(h), review, discuss and determine whether to approve, as appropriate, [ * ]. (g) The Parties shall reasonably cooperate, and shall provide such reasonable assistance as may be reasonably requested by the other Party, in connection with the activities relating to the Licensed Product described in this Section 5.5.2. 5.5.3 Lead Study Party. Notwithstanding Section 5.5.1, if the Lead Study Party for a given Clinical Trial is not the Lead Regulatory Party in a certain country, then such Lead Study Party shall be responsible for regulatory matters in such country with respect to such Clinical Trial, including obtaining and maintaining the IND for such Clinical Trial in its (or its Affiliate’s) name; provided that the Parties shall cooperate and coordinate with respect to all communications, filings and meetings with respect to such Clinical Trial as provided in Section 5.5.2; provided, further, that if one Party is the Lead Study Party and the other Party is the Lead Regulatory Party, then, at the Lead Study Party’s reasonable request, the Lead Study Party may exercise the rights of reference granted to it under Article 2 to reference the Lead Regulatory Party’s existing INDs for the applicable Licensed Product, in connection with the applicable Clinical Trial, and, in any case, the Lead Regulatory Party shall execute the necessary documents and provide necessary information to permit such reference to its Regulatory Documentation. 5.5.4 References to Proprietary Product in Licensed Product Regulatory Documentation and Communications. Notwithstanding Section 5.5.1, 5.5.2 or 5.5.3, the Proprietary Product Party shall have the right to review and approve (and if the other Party is the Lead Regulatory Party or Lead Study Party, as applicable, such other Party shall afford the Proprietary Product Party the right to review and approve) the content of any Regulatory Documentation for the Licensed Product and other regulatory correspondence for the Licensed Product to the extent that, in each case, such content refers to its Proprietary Product. Without limiting the foregoing, with respect to Regulatory Documentation or communications with a Regulatory Authority for the Licensed Product that specifically pertain to a Proprietary Product Party’s Proprietary Product (in the event the other Party is the Lead Regulatory Party or Lead Study Party, as applicable), the other Party (as the Lead Regulatory Party or Lead Study Party, as applicable) shall provide to the Proprietary Product Party any comments or other inquiries from a Regulatory Authority it receives that specifically pertain to the Proprietary Product Party’s Proprietary Product, and the Proprietary Product Party shall promptly review and respond to such comment or inquiry and such other Party (as the Lead Regulatory Party or Lead Study Party, as applicable) shall forward such response to the Regulatory Authority on the Proprietary Product Party’s behalf. The Parties agree to work together in good faith to provide responses in a timely manner such that each Party is able to meet deadlines for submissions to Regulatory Authorities. 5.5.5 Regulatory Documentation for Proprietary Products. The provisions of this Section 5.5.5 shall apply only with respect to submissions, documents and other -70- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

correspondence submitted to Regulatory Authorities with respect to a Proprietary Product Party’s Proprietary Product for use in a Proprietary Combination (and, for clarity, shall not apply with respect to submissions, documents and other correspondence submitted to Regulatory Authorities for the Licensed Product itself for use in the Proprietary Combination, which shall be governed by the foregoing provisions of this Section 5.5). (a) Notwithstanding the foregoing provisions of this Section 5.5, the applicable Proprietary Product Party shall be responsible for preparing all submissions, documents and other correspondence submitted to applicable Regulatory Authorities for such Proprietary Product Party’s Proprietary Products for use in a Proprietary Combination in the Territory, including INDs, MAAs and Marketing Authorizations (including product labeling and including in connection with pricing/reimbursement approvals and health technology assessments), in each case, for the Proprietary Product, and amendments and supplements thereto (collectively, the “Proprietary Product Regulatory Documentation”). (b) The applicable Proprietary Product Party shall (i) promptly provide to the other Party a copy of those portions of all material correspondence from any Regulatory Authority with respect to Proprietary Product Regulatory Documentation to the extent specifically pertaining to the Licensed Compound or Licensed Product (but excluding pricing/reimbursement approvals and health technology assessments for the Proprietary Product, as applicable), (ii) promptly provide to the other Party a copy of those portions of final material Proprietary Product Regulatory Documentation that specifically pertain to Licensed Compound or Licensed Product after submission thereof (but excluding pricing/reimbursement approvals and health technology assessments for the Proprietary Product, as applicable) and (iii) keep the other Party informed regarding all material regulatory matters that specifically pertain to the Licensed Compound or the Licensed Product for use in the applicable Proprietary Combinations (but excluding pricing/reimbursement-related and health technology assessment-related submissions, communications and approvals, in each case, for the Proprietary Product, as applicable). (c) For clarity, notwithstanding Section 5.5.2(b), the non-Proprietary Product Party shall not be entitled to have representatives present at meetings or other interactions with Regulatory Authorities for the other Party’s Proprietary Products; provided, however, that the Proprietary Product Party shall provide updates to the other Party with respect to such meetings or other material interactions with Regulatory Authorities to the extent specifically pertaining to the Licensed Compound or the Licensed Product (but excluding pricing/reimbursement-related and health technology assessment-related meetings or other interactions, in each case, for the Proprietary Product, as applicable). (d) Except as expressly set forth in the foregoing provisions of this Section 5.5.5, the non-Proprietary Product Party shall have no right to review or receive any regulatory documentation with respect to any of the Proprietary Product Party’s Proprietary Products. 5.5.6 Components of Proprietary Combinations Sold Separately. For the avoidance of doubt, with respect to a Proprietary Combination, the Parties expect and intend for the Licensed Product and the applicable Proprietary Product in such Proprietary Combination to -71- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

be priced and sold separately, and, as between the Parties, the applicable Proprietary Product Party shall have the sole right, in its discretion (unless and solely to the extent the applicable Proprietary Combination is a Combination Product hereunder, in which case the Parties will discuss in good faith and mutually agree on how to handle establishing the terms and conditions relating to the sale of such Combination Product), to sell its Proprietary Product and establish any terms and conditions relating to the sale thereof, including the price (including discounts, rebates and other forms of price concessions), which activities with respect to such Proprietary Product shall be deemed to be outside the scope of this Agreement (and, for clarity, the Proprietary Product Party shall not be required to share with the non-Proprietary Product Party any pricing information (including any information with respect to Pricing Approvals and health technology assessments for its Proprietary Product) with respect to such Proprietary Product Party’s Proprietary Products). 5.5.7 Safety Reporting. (a) Within [ * ] days after the Effective Date, the Parties (or their respective Affiliates) shall initiate negotiations to enter into a pharmacovigilance agreement for the Licensed Product (the “Pharmacovigilance Agreement”) for exchanging adverse event and other safety information relating to the Licensed Product worldwide. In the event of any inconsistency between the terms of this Agreement and the Pharmacovigilance Agreement, the terms of this Agreement shall prevail and govern, except to the extent such conflicting terms relating directly to the pharmacovigilance responsibilities of the Parties (including the exchange of safety data), in which case the terms of the Pharmacovigilance Agreement shall prevail and govern. (b) SeaGen (or its Affiliate) shall provide Merck an electronic copy to include [ * ] for all legacy data of applicable adverse events for the Licensed Product that is within SeaGen’s (or its Affiliate’s) possession, for inclusion in Merck’s safety database for the Licensed Product. (c) Upon receipt and completion of processing of all legacy data as set forth in the foregoing clause (b), Merck will assume the role of global safety database holder for the Licensed Product. SeaGen may continue to hold a mirror safety database for the Licensed Product. (d) Each Party hereto agrees to notify the other Party of any information of which such Party becomes aware concerning any adverse events with respect to the Licensed Product. All serious adverse events shall be exchanged as a processed case (on a CIOMS-1 form in English) within [ * ] calendar days of receipt and all non-serious adverse events shall be exchanged as a processed case (on a CIOMS-1 form in English) within [ * ] calendar days of receipt. Adverse events with respect to the Licensed Product from Clinical Trials that are drug- related, fatal and life threatening shall be exchanged (on a CIOMS-1 form in English) within [ * ] calendar days. The Pharmacovigilance Agreement shall ensure that adverse event and other safety information is exchanged according to a schedule that will permit each Party to comply with Applicable Law, including any local regulatory requirements. (e) It is understood and agreed that these safety reporting requirement provisions are based on the policies and procedures of the Parties and regulatory reporting -72- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

requirements. In the event of changes to regulatory requirements for safety reporting, the Parties agree to comply with any such reasonably required revised notification requirements. 5.5.8 Regulatory Agreement. At the request of either Party, the Parties shall negotiate in good faith and enter into a regulatory agreement setting forth additional details with respect to regulatory matters related to Licensed Compound and Licensed Product and any Proprietary Product that is the subject of a Proprietary Combination (the “Regulatory Agreement”). ARTICLE 6 COMMERCIALIZATION 6.1 Commercialization. All Commercialization activities for Licensed Compounds and the Licensed Product for use in the Field in the Territory will be performed by the Parties in accordance with this Agreement and the applicable Commercialization Plan. Subject to the terms of this Agreement, each Party shall use Commercially Reasonable Efforts to perform the activities allocated to such Party under the applicable Commercialization Plan. During the Term, neither Party (nor their respective Affiliates) shall undertake any Commercialization activities with respect to any Licensed Compounds or the Licensed Product for use in the Field in the Territory, except to the extent consistent with the applicable Commercialization Plan and Commercialization Guidelines. 6.2 Commercialization Plan. 6.2.1 Commercialization Plan. The Commercialization of the Licensed Compounds and the Licensed Product for the Territory shall be conducted pursuant to a comprehensive, Territory-wide commercialization plan approved by the JSC (which shall be broken down by region, including, at a minimum, for the SeaGen Territory, Merck Territory and Collaboration Territory) (each, a “Commercialization Plan”); provided that with respect to the SeaGen Territory and the Merck Territory, the Commercialization Plan shall be a higher level plan (with more specific details to be set forth in the applicable Regional Commercialization Sub-Plans as set forth in Section 6.2.4). Each Commercialization Plan shall include (i) a Commercialization Budget (which shall be further broken down by region, including, at a minimum, for the SeaGen Territory, Merck Territory and Collaboration Territory), (ii) the Licensed Product forecast for Commercialization purposes and (iii) a plan for the launch sequence of the Licensed Product in the applicable countries in the Territory. The Commercialization Plan shall (a) subject to Section 4.1.2, allocate Commercialization activities between the Parties in the Collaboration Territory (including the Promotion of the Licensed Product in and the preparation of the Promotional Materials and Other Field-Based Materials for, in each case, the applicable countries or regions in the Collaboration Territory), including an allocation of the Commercialization Budget for such activities, (b) unless otherwise agreed to by the Parties in writing, allocate all Commercialization activities in the SeaGen Territory (including the Promotion of the Licensed Product in and the preparation of the Promotional Materials and Other Field-Based Materials for, in each case, the SeaGen Territory) to SeaGen, and (c) unless otherwise agreed to by the Parties in writing, allocate all Commercialization activities in the Merck Territory (including the Promotion of the Licensed Product in and the preparation of the Promotional Materials and Other Field-Based Materials for, in each case, the Merck Territory) to Merck, but in all cases, the Commercialization Plan shall be -73- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

consistent with Sections 6.4, 6.5 and 6.6. For clarity, the Commercialization Plan may also include activities with respect to the Commercialization of a Companion Diagnostic. Both Parties shall have the right to propose to the JCC additional Commercialization activities with respect to the Licensed Product not then part of the applicable Commercialization Plan. In the event of any inconsistency between the Commercialization Plan and this Agreement, the terms of this Agreement shall prevail. 6.2.2 Initial Commercialization Plan. The initial Commercialization Plan (including Commercialization Budget) for the Licensed Product shall be prepared jointly by the Parties and submitted to the JCC for its review (and ultimately submitted to the JSC for its review and approval) at least [ * ] prior to the anticipated issuance of the first Marketing Authorization by a Regulatory Authority for such Licensed Product (each, an “Initial Commercialization Plan”). The Initial Commercialization Plan for the Licensed Product shall be effective from the date approved by the JSC until amended and updated by the JCC, and approved by the JSC, in accordance with this Agreement. For the avoidance of doubt, no Commercialization of the Licensed Product in the Territory shall occur unless and until the JSC approves the Initial Commercialization Plan with respect thereto. 6.2.3 Amendments to Commercialization Plan. On an annual basis, or more often as the Parties may deem appropriate, the JCC shall prepare proposed amendments to the then-current Commercialization Plan for the Licensed Product and the corresponding Commercialization Budget, for approval of the JSC no later than [ * ] of each Calendar Year. Such amended Commercialization Plan shall cover the applicable period as set forth therein and shall contain corresponding updates to the Commercialization Budget included therein, which shall appropriately itemize the costs and expenses separately for each Commercialization activity for the applicable Licensed Product, to the extent practicable. Such updated and amended Commercialization Plan shall reflect any changes, reallocation of resources with respect to, or additions to the then-current Commercialization Plan. In addition, the JCC may prepare amendments to the Commercialization Plan and corresponding allocation of the Commercialization Budget for the JSC’s approval from time to time during the Calendar Year in order to reflect changes in such plan and budget, in each case, in accordance with the foregoing. Once approved by the JSC, the amended Commercialization Plan (and Commercialization Budget) shall become effective for the applicable period on the date approved by the JSC (or such other date as the JSC shall specify). Any JSC-approved amended Commercialization Plan (and Commercialization Budget) for the Licensed Product shall supersede the previous Commercialization Plan (and Commercialization Budget) for such Licensed Product for the applicable period. Notwithstanding the foregoing, in the event that the JSC does not approve a given amended Commercialization Plan (or Commercialization Budget, as applicable) for the Licensed Product, then the then-current Commercialization Plan and Commercialization Budget (for the preceding Calendar Year) for such Licensed Product, as applicable, shall be deemed to be automatically renewed for the upcoming Calendar Year. 6.2.4 Regional Commercialization Plans. Following the preparation of the Commercialization Plan for a given Calendar Year, no later than [ * ] of each applicable Calendar Year, (a) SeaGen, for the SeaGen Territory, (b) Merck, for the Merck Territory, and (c) the Parties jointly, for the Collaboration Territory, shall prepare regional commercialization plans with -74- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

additional details related to the Commercialization of the applicable Licensed Product in the SeaGen Territory, Merck Territory or Collaboration Territory, as applicable (each, a “Regional Commercialization Sub-Plan”), for submission to and review by the JCC, and approval by the JSC (provided that, with respect to the Regional Commercialization Sub-Plan for the Merck Territory and the SeaGen Territory, such approval by the JSC shall only be for consistency with the overall approved Commercialization Plan for the applicable Calendar Year, but allowing for differences in regional and local factors to be addressed). In all cases, the Party(ies) preparing a given Regional Commercialization Sub-Plan shall ensure that such Regional Commercialization Sub-Plan is consistent with the Commercialization Plan (including Commercialization Budget) for the applicable Calendar Year, and the Party(ies) preparing a given Regional Commercialization Sub-Plan may (but shall not be required to) further break down such Regional Commercialization Sub-Plan on a country-by-country basis. In addition, the Party that prepared the applicable Regional Commercialization Sub-Plan (or either Party for the Regional Commercialization Sub- Plan for the Collaboration Territory) may propose amendments to a given Regional Commercialization Sub-Plan from time to time during the Calendar Year in order to reflect changes in such plan, and shall submit such proposed amendments to the JSC for review and approval (provided that, with respect to the Regional Commercialization Sub-Plan for the Merck Territory and the SeaGen Territory, such approval by the JSC shall only be for consistency with the overall approved Commercialization Plan, but allowing for differences in regional and local factors to be addressed). Once approved by the JSC, the applicable Regional Commercialization Sub-Plan (and any amendments thereto) shall become effective for the applicable period on the date approved by the JSC (or such other date as the JSC shall specify). Any JSC-approved amended Regional Commercialization Sub-Plan for the Licensed Product shall supersede the previous Regional Commercialization Sub-Plan for the applicable region for such Licensed Product for the applicable period. Notwithstanding the foregoing, in the event that the JSC does not approve a Regional Commercialization Sub-Plan for the Licensed Product for a given Calendar Year for a given region, then (a) any portion (if any) of the Regional Commercialization Sub-Plan for such Licensed Product for such Calendar Year for such region that is approved by the JSC shall be deemed to be the Regional Commercialization Sub-Plan for such Licensed Product for such Calendar Year for such region, and (b) if no such portion is so approved, there shall be no Regional Commercialization Sub-Plan for such Licensed Product for such Calendar Year for such region (provided that, for clarity, in each case ((a) and (b)), the overall Commercialization Plan for such Licensed Product for such Calendar Year shall continue to apply with respect to the applicable region). In the event of a conflict between the Commercialization Plan and a given Regional Commercialization Sub-Plan, the Commercialization Plan shall control. 6.2.5 Commercialization Responsibilities. Subject to the terms and conditions of this Agreement (including Section 10.4), each Party shall use Commercially Reasonable Efforts to conduct the Commercialization of the Licensed Product in accordance with the then-approved Commercialization Plan (and the applicable Regional Commercialization Sub-Plan, if applicable) and shall use Commercially Reasonable Efforts to do so within the corresponding Commercialization Budget allocations. 6.2.6 Commercialization Costs; Costs in Excess of the Commercialization Budget. -75- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(a) With respect to Commercialization of the Licensed Product for the Territory, the Parties shall share Allowable Commercialization Costs as set forth in Section 10.4. (b) The Party that is responsible for the performance of activities described in the Commercialization Plan shall use Commercially Reasonable Efforts to ensure that the actual costs and expenses for such Commercialization activities for the Licensed Product in a Calendar Year do not exceed [ * ] percent ([ * ]%) of the estimated allocated costs and expenses budgeted for such activity for such Calendar Year as set forth in the Commercialization Budget (i.e., the costs and expenses for the performance of a specific activity described in the Commercialization Plan may exceed the estimated allocated costs and expenses therefor as set forth in the Commercialization Budget by up to [ * ] percent ([ * ]%) (the “Permitted Commercialization Overage”) and such costs and expenses, to the extent such costs and expenses are within the Permitted Commercialization Overage and would otherwise have been included as Allowable Commercialization Costs but for the budget overage, shall be included as Allowable Commercialization Costs). If either Party believes that the actual costs and expenses in relation to a particular Commercialization activity in a Calendar Year will exceed the allocated budget (plus the Permitted Commercialization Overage) for such activity during such Calendar Year as set forth in the Commercialization Budget, such Party may request the JSC to review and approve an amendment to the Commercialization Budget before incurring such excess cost. In the event that the JSC does not approve an increase in the Commercialization Budget for such activity, then the Party performing such Commercialization activity shall be solely responsible for the costs and expenses for Commercialization it incurs which are in excess of the Commercialization Budget (plus the Permitted Commercialization Overage) (and any such excess shall not be Allowable Commercialization Costs hereunder); provided that, to the extent such excess costs and expenses are attributable to reasonable activities performed as a direct result of [ * ] have been [ * ] for the [ * ]. 6.3 Commercialization Reports. Each Party shall keep the JCC reasonably informed regarding the progress and results of Commercialization activities for the Licensed Product for the Territory performed by such Party, including a [ * ] report of material activities performed versus the Commercialization Plan (which [ * ] reports shall be in a form, and include such content, as determined by the JCC). Each Party will promptly respond to the other Party’s reasonable questions regarding any such reports, and shall provide updates on Commercialization activities for the Licensed Product to the other Party from time to time as such other Party may reasonably request. 6.4 Lead Distribution Party. 6.4.1 Certain Rights and Responsibilities of Lead Distribution Party. The Lead Distribution Party for the Licensed Product in a given country shall be solely responsible for (a) handling all order processing, invoicing and collection, distribution, returns, inventory and receivables arising from sales to Third Parties (collectively, “Distribution”) and (b) for booking of sales of such Licensed Product in such country. 6.4.2 Terms of Sale to Customers. To the extent permitted by Applicable Law, the Lead Distribution Party shall have the right and responsibility for establishing and modifying -76- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the terms and conditions of sale of the Licensed Product to customers in the applicable countries, including any terms and conditions relating to the price at which the Licensed Product will be sold to customers (including discounts, rebates and other forms of price concessions); provided that, in connection therewith, the following shall apply: (a) subject to Applicable Law, the Lead Distribution Party shall not [ * ]; (b) in those countries where Regulatory Authorities issue Pricing Approvals for the Licensed Product, such pricing decisions and terms and conditions shall in all cases comply with all applicable Pricing Approvals from the applicable Regulatory Authorities in the country of sale as may be obtained by the Lead Regulatory Party as set forth in Section 5.5.2; and (c) such pricing decisions and terms and conditions shall, to the extent permitted by Applicable Law, also [ * ] (but subject in all cases to Section 6.4.2(b) if applicable, which shall control in the event of a conflict); provided, however, that in the event that the [ * ] then, before doing so, [ * ] shall [ * ] and shall [ * ] with respect thereto, however, [ * ], but subject in all cases to Section 6.4.2(b). 6.4.3 Distribution Model in the European Collaboration Territory. Given that SeaGen is the Lead Distribution Party and Merck is the Lead Regulatory Party in the European Collaboration Territory, prior to the launch of the Licensed Product in the European Collaboration Territory, the Parties (or their respective Affiliates) shall negotiate in good faith and enter into a distribution agreement for the Licensed Product in the European Collaboration Territory (the “European Collaboration Territory Distribution Agreement”) for Merck to appoint SeaGen as the distributor of the Licensed Product in the European Collaboration Territory and to allocate and coordinate certain additional specific rights and responsibilities between the Parties with respect to the Licensed Product with the goal of ensuring that SeaGen can exercise its rights and perform its obligations as the Lead Distribution Party and Merck can exercise its rights and perform its obligations as the Lead Regulatory Party in the European Collaboration Territory. 6.5 Promotional Materials; Other Field-Based Materials. 6.5.1 General. Subject to Sections 6.5.2 and 6.5.3, the Party allocated the applicable task pursuant to the Commercialization Plan for a given country in the Territory, shall be responsible for preparing the Promotional Materials and the Other Field-Based Materials for the applicable Licensed Product (including, for clarity, any such Promotional Materials and Other Field-Based Materials for the Licensed Product for use in any Combination Therapy) in such country. All Promotional Materials shall comply with the Promotional Materials Guidelines, all Other Field-Based Materials shall comply with the Other Field-Based Materials Guidelines, and all Promotional Materials and all Other Field-Based Materials shall also, in each case, be consistent with the Commercialization Guidelines and the Commercialization Plan. The Party that prepares the applicable Promotional Materials or Other Field-Based Materials shall be responsible for ensuring that such Promotional Materials or Other Field-Based Materials comply with Applicable Law. -77- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

6.5.2 Materials other than Proprietary Combination Materials. (a) Subject to Section 6.5.3, with respect to Promotional Materials or Other Field-Based Materials, as applicable, for the Collaboration Territory, the Parties shall reasonably cooperate and coordinate in connection with the preparation of such Promotional Materials and Other Field-Based Materials, as applicable (such Promotional Materials for the Collaboration Territory, the “Joint Promotional Materials” and such Other Field-Based Materials for the Collaboration Territory, the “Joint Other Field-Based Materials”). The Party responsible for preparing Joint Promotional Materials or Joint Other Field-Based Materials, as applicable, shall provide proposed versions of such Joint Promotional Materials or Joint Other Field-Based Materials to the other Party for review and approval, in particular, for compliance with Applicable Law and the Promotional Materials Guidelines or Other Field-Based Materials Guidelines, as applicable. Neither Party shall use any Promotional Materials to Promote the Licensed Product in the Collaboration Territory other than Joint Promotional Materials that have been reviewed and approved by the other Party as aforesaid; provided that for clarity, each Party shall have the right to Promote the Licensed Product to the approved labeling for such Licensed Product in accordance with Applicable Laws. Neither Party shall use any other field based materials [ * ] to conduct the applicable field-based activities [ * ] for the Licensed Product in the Collaboration Territory other than Joint Other Field-Based Materials that have been reviewed and approved by the other Party as aforesaid. (b) Subject to Section 6.5.3, unless otherwise set forth in the Commercialization Plan, SeaGen, with respect to the SeaGen Territory, and Merck, with respect to the Merck Territory, shall be responsible for preparing the local Promotional Materials and local Other Field-Based Materials, as applicable, for the SeaGen Territory and Merck Territory, respectively; provided that, in each case, unless otherwise agreed to by the JCC, such local Promotional Materials and local Other Field-Based Materials shall be based on the Joint Promotional Materials and Joint Other Field-Based Materials with such changes as may be reasonably required to translate such materials into local language and to otherwise comply with local requirements, guidelines and customs in the applicable country (provided that, in all cases, such materials shall comply with the Promotional Materials Guidelines or Other Field-Based Materials Guidelines, as applicable). The Party that prepares the applicable local Promotional Materials or local Other Field-Based Materials shall be responsible for ensuring that such Promotional Materials or Other Field-Based Materials comply with Applicable Law. 6.5.3 Proprietary Combination Materials for use under this Agreement. Notwithstanding the foregoing provisions of this Section 6.5 or any other provision of this Agreement: (a) With respect to the Promotion and other field-based activities for the Licensed Product for use in a Merck Proprietary Combination to be conducted by the Parties hereunder, Merck shall lead the preparation of the Promotional Materials and Other Field-Based Materials, including preparing all revisions, updates and translations thereof, as applicable, for the Licensed Product for use in a Merck Proprietary Combination (such Promotional Materials, the “Merck Licensed Product Combination Promotional Materials” and such Other Field-Based Materials, the “Merck Licensed Product Combination Other Field-Based Materials”) -78- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

throughout the Territory, in each case, in consultation with SeaGen. All Merck Licensed Product Combination Promotional Materials and Merck Licensed Product Combination Other Field-Based Materials shall comply with the Promotional Materials Guidelines and Other Field-Based Materials Guidelines, respectively, and, in each case, be consistent with the Commercialization Guidelines and the Commercialization Plan. Merck shall ensure that the Merck Licensed Product Combination Promotional Materials and Merck Licensed Product Combination Other Field-Based Materials comply with Applicable Law. Merck shall provide the proposed versions of such Merck Licensed Product Combination Promotional Materials or Merck Licensed Product Combination Other Field-Based Materials [ * ] to SeaGen for review and comment, in particular for compliance with Applicable Law and the Promotional Materials Guidelines or Other Field-Based Materials Guidelines, as applicable, and Merck shall [ * ] by SeaGen. Notwithstanding anything to the contrary contained herein, nothing contained herein shall be deemed to grant to SeaGen (and its Affiliates) any right to promote any Merck Proprietary Product (whether as a standalone product or in combination with any other product); provided that, for clarity, SeaGen shall have the right to Promote the Licensed Product for use in a Merck Proprietary Combination in accordance with this Agreement and the applicable Commercialization Plan. (b) With respect to the Promotion and other field-based activities for the Licensed Product for use in a SeaGen Proprietary Combination to be conducted by the Parties hereunder, SeaGen shall lead the preparation of the Promotional Materials and Other Field-Based Materials, including preparing all revisions, updates and translations thereof, as applicable, for the Licensed Product for use in a SeaGen Proprietary Combination (such Promotional Materials, the “SeaGen Licensed Product Combination Promotional Materials” and such Other Field-Based Materials, the “SeaGen Licensed Product Combination Other Field-Based Materials”) throughout the Territory, in each case, in consultation with Merck. All SeaGen Licensed Product Combination Promotional Materials and SeaGen Licensed Product Combination Other Field- Based Materials shall comply with the Promotional Materials Guidelines and Other Field-Based Materials Guidelines, respectively, and, in each case, be consistent with the Commercialization Guidelines and the Commercialization Plan. SeaGen shall ensure that the SeaGen Licensed Product Combination Promotional Materials and SeaGen Licensed Product Combination Other Field-Based Materials comply with Applicable Law. SeaGen shall provide the proposed versions of such SeaGen Licensed Product Combination Promotional Materials or SeaGen Licensed Product Combination Other Field-Based Materials [ * ] to Merck for review and comment, in particular for compliance with Applicable Law and the Promotional Materials Guidelines or Other Field-Based Materials Guidelines, as applicable, and SeaGen shall [ * ] by Merck. Notwithstanding anything to the contrary contained herein, nothing contained herein shall be deemed to grant to Merck (and its Affiliates) any right to promote any SeaGen Proprietary Product (whether as a standalone product or in combination with any other product); provided that, for clarity, Merck shall have the right to Promote the Licensed Product for use in a SeaGen Proprietary Combination in accordance with this Agreement and the applicable Commercialization Plan. 6.5.4 Proprietary Combination Materials for use Outside this Agreement. Notwithstanding the foregoing provisions of this Section 6.5 or any other provision of this Agreement: -79- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(a) With respect to the promotion and other field-based activities for a Merck Proprietary Product for use in a Merck Proprietary Combination to be conducted by or on behalf of Merck outside of this Agreement (i.e., outside of the promotion and other field-based activities for the Licensed Product under this Agreement), [ * ], for any Merck Proprietary Product for use in a Merck Proprietary Combination, including such materials that refer to the Licensed Product (such Promotional Materials, the “Merck Proprietary Combination Outside Promotional Materials” and such Other Field-Based Materials, the “Merck Proprietary Combination Outside Other Field-Based Materials”) throughout the Territory, and SeaGen shall [ * ], respectively. Merck shall ensure that the Merck Proprietary Combination Outside Promotional Materials and Merck Proprietary Combination Outside Other Field-Based Materials comply with Applicable Law and shall be responsible for the use thereof. For clarity, the Merck Proprietary Combination Outside Promotional Materials and Merck Proprietary Combination Outside Other Field-Based Materials shall be used by or on behalf of Merck for use in the promotion of the applicable Merck Proprietary Product for use in the Merck Proprietary Combination, and not for the Promotion of the Licensed Product for use in the Merck Proprietary Combination. (b) With respect to the promotion and other field-based activities for a SeaGen Proprietary Product for use in a SeaGen Proprietary Combination to be conducted by or on behalf of SeaGen outside of this Agreement (i.e., outside of the promotion and other field-based activities for the Licensed Product under this Agreement), SeaGen [ * ], for any SeaGen Proprietary Product for use in a SeaGen Proprietary Combination, including such materials that refer to the Licensed Product (such Promotional Materials, the “SeaGen Proprietary Combination Outside Promotional Materials” and such Other Field-Based Materials, the “SeaGen Proprietary Combination Outside Other Field-Based Materials”) throughout the Territory, and Merck shall [ * ], respectively. SeaGen shall ensure that the SeaGen Proprietary Combination Outside Promotional Materials and SeaGen Proprietary Combination Outside Other Field-Based Materials comply with Applicable Law and shall be responsible for the use thereof. For clarity, the SeaGen Proprietary Combination Outside Promotional Materials and SeaGen Proprietary Combination Outside Other Field-Based Materials shall be used by or on behalf of SeaGen for use in the promotion of the applicable SeaGen Proprietary Product for use in the SeaGen Proprietary Combination, and not for the Promotion of the Licensed Product for use in the SeaGen Proprietary Combination. 6.6 Promotion for the Licensed Product. 6.6.1 Inside the Collaboration Territory. (a) General. Subject to Section 4.1.2, the Parties intend that each Party will have responsibility for approximately [ * ] (the exact amount to be determined on a commercially reasonable basis) of the Promotion activities for the Licensed Product in each of (i) the US Collaboration Territory and (ii) the European Collaboration Territory, through Co- Promotion of the Licensed Product; provided that a Party shall only be allocated Promotion activities to the extent such Party has reasonable commercial capabilities to perform such Promotion activities. All Promotion activities for the Licensed Product (including for use in -80- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Proprietary Combinations) in the Collaboration Territory shall be consistent with the applicable Commercialization Plan. (b) Promotion Agreement. The Parties will enter Promotion agreements to coordinate the Promotion activities for the Licensed Product in the countries (or regions) in the Collaboration Territory (each, a “Promotion Agreement”), which shall also include provisions for establishing call plans (and consequences of call shortfalls) and allocating Field Force FTE Costs, as well as agreed target customers or stakeholders on a regional basis. The Parties will use good faith efforts to enter into a Promotion Agreement at least [ * ] months prior to the anticipated First Commercial Sale of the Licensed Product in the applicable country or region in the Collaboration Territory. 6.6.2 SeaGen Territory. For clarity, as between the Parties, SeaGen (in addition to being the Lead Distribution Party) shall have the sole right to conduct Promotion activities for the Licensed Product in the SeaGen Territory in accordance with this Agreement and the Commercialization Plan. 6.6.3 Merck Territory. For clarity, as between the Parties, Merck (in addition to being the Lead Distribution Party) shall have the sole right to conduct Promotion activities for the Licensed Product in the Merck Territory in accordance with this Agreement and the Commercialization Plan. 6.7 Unsolicited Requests for Medical Information. Each Party will respond to unsolicited requests for information from health care professionals in the Territory with respect to the Licensed Product in a manner consistent with such Party’s current business practices and Applicable Law. Notwithstanding the foregoing, unless otherwise set forth in the Commercialization Plan, the Lead Distribution Party in a given country shall develop and approve, in consultation with the other Party, responses relating to the Licensed Product for use by both Parties in addressing these information requests in such country, which responses will be used by the responding Party in responding to such requests unless otherwise required by Applicable Law. Nothing in this Agreement shall prohibit or limit either SeaGen or Merck from responding to unsolicited requests for information with respect to any of their other respective pharmaceutical products in accordance with its customary business practices and Applicable Law. 6.8 Recalls. 6.8.1 Licensed Product. (a) Each Party shall promptly provide notice to the other Party (a) if it is considering withdrawing or recalling or taking similar action (including any product distribution hold, recall, clinical hold, or market withdrawal; each a “Recall”) with respect to the Licensed Product in a country of the Territory or (b) of any newly identified safety issue or safety signal or adverse event related to the Licensed Product or any circumstance arising in such Party’s studies of the Licensed Product, for which the Party reasonably believes that an action warranting the Licensed Product Recall may be required to protect public health. Such notice shall be given by telephone and e-mail (which notice shall be provided within [ * ], unless such Recall involves an adverse event, in which case, such notice shall be provided immediately) and confirmed in writing -81- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

promptly thereafter. The Parties shall promptly meet (either in person or by teleconference or videoconference, or by other means as agreed to by the Parties) and discuss in good faith the reason the notifying Party is considering a Recall (including any safety issues or signals), the scope thereof and the process for undertaking such Recall (provided that such discussions do not delay any action required to protect public health) and work to jointly implement a strategy and any actions that may be required to protect public health, with respect to the Licensed Product in one or more countries in the Territory. (b) If the Parties agree to commence a Recall (whether instituted at the request of a Regulatory Authority or, subject to the remaining provisions of this Section 6.8, voluntarily instituted by either Party), then the Party holding the Marketing Authorization for the applicable Licensed Product in the applicable country shall implement a Recall (the “Recalling Party”). If the Parties are unable to agree as to whether to commence a Recall, then either Party may determine (provided that such determination is made reasonably and in good faith) that a Recall is necessary in which case the Recalling Party shall institute a Recall; provided that, notwithstanding the foregoing, the Party that is not the holder of the Marketing Authorization in the applicable country in the Territory may only unilaterally determine that a Recall is necessary with respect to such Licensed Product in such country in the event that such Party determines, reasonably and in good faith, that (A) such Licensed Product in such country is not in compliance with cGMPs, Applicable Law or applicable specifications or is adulterated or misbranded within the meaning of the Act or any similar Applicable Law of any applicable jurisdiction or (B) there is a Safety Issue with respect to such Licensed Product in such country, in which case the Party holding the Marketing Authorization for the applicable Licensed Product in such country shall institute a Recall (and shall be the Recalling Party) and the other Party shall provide reasonable assistance in connection therewith; provided that, for clarity, the Party that does not hold the Marketing Authorization for the applicable Licensed Product in the applicable country shall have no right by itself to institute any Recall with respect to the Licensed Product in such country (other than to cause the Party holding the Marketing Authorization to institute the Recall in accordance with this Section 6.8). The other Party shall fully cooperate with the Recalling Party and comply with the Recalling Party’s reasonable instructions for assistance in carrying out the Recall, and if the Recalling Party is not the Lead Distribution Party, then, at the request of the Recalling Party and to the extent permitted pursuant to Applicable Law, the Lead Distribution Party shall implement the Recall that was instituted by the Recalling Party. The costs and expenses of implementing any Recall shall be shared by the Parties equally unless (x) such costs and expenses are subject to an indemnification obligation by one Party to the other Party under this Agreement (in which case, such costs and expenses are addressed pursuant to Section 13.1 or Section 13.2 (but subject to Section 13.3, as applicable)) or (y) such costs and expenses are allocated to a Party pursuant to the terms set forth in Schedule 6.8. 6.8.2 Proprietary Product. For clarity, (a) Merck shall have the sole right, in its discretion and at its own expense, to handle any and all Recalls of Merck Proprietary Product, and nothing contained herein is granting SeaGen any rights in connection therewith; and (b) SeaGen shall have the sole right, in its discretion and at its own expense, to handle any and all Recalls of SeaGen Proprietary Product, and nothing contained herein is granting Merck any rights in connection therewith. -82- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

ARTICLE 7 MANUFACTURE 7.1 Manufacture Generally. 7.1.1 Licensed Compounds and the Licensed Product. All Manufacture and supply of Licensed Compounds and Licensed Product shall be conducted pursuant to a comprehensive, Territory-wide manufacturing plan (the “Manufacturing Plan”) that sets forth (i) activities for the scale-up and manufacturing process validation for Licensed Compounds and the Licensed Product, including the timeline therefor, as well as risk management and other related activities, (ii) all significant work necessary to establish Manufacturing capacity for the Development and Commercialization of Licensed Compounds and Licensed Product, including capital expenditures in relation to the Manufacture of Licensed Compounds or the Licensed Product (provided that, for clarity, any such capital expenditures which also benefit other products in addition to the Licensed Compounds and the Licensed Product will be allocated among the Licensed Compounds and Licensed Products, on the one hand, and such other products on the other hand, as agreed to by the Parties in good faith), (iii) any Third Party contract manufacturers to be utilized to Manufacture Licensed Compounds or the Licensed Product, (iv) the anticipated tasks and responsibilities and resource allocation of the Parties for the Manufacture of Licensed Compounds and the Licensed Product for Development and Commercialization, (v) matters related to safety stock, back-up manufacturers and other back-up plans for Manufacturing Licensed Compounds and the Licensed Product, (vi) the quantity of, and schedule for delivery for, clinical supplies of the Licensed Product necessary to conduct all Clinical Trials (which shall be consistent with the Development Plan), (vii) a unit forecast for Licensed Compounds and the Licensed Product to be Manufactured in the following Calendar Year on behalf of the Lead Manufacturing Party for Commercialization purposes and (viii) a non-binding estimate of the Cost of Goods Manufactured on a unit basis for the Licensed Product for the following Calendar Year (clauses (vi), (vii) and (viii), collectively referred to herein as “Manufacturing Data”). 7.1.2 Diligence. Each Party shall use Commercially Reasonable Efforts to conduct (i) the Manufacture of Licensed Compounds and the Licensed Product for Development and Commercialization hereunder to the extent such Manufacture is assigned to such Party in the Manufacturing Plan and (ii) the other activities allocated to such Party under the Manufacturing Plan, and in each case, such Manufacture shall be in accordance with the Manufacturing Plan, this Agreement and the Merck Supply Agreement or SeaGen Supply Agreement, as applicable. During the Term, neither Party (nor their respective Affiliates) shall undertake any Manufacturing activities with respect to any Licensed Compounds or the Licensed Product for use in the Field in the Territory, except to the extent consistent with the applicable Manufacturing Plan. 7.2 Manufacturing Plan for the Licensed Product. 7.2.1 Initial Manufacturing Plan. The initial Manufacturing Plan (including the Manufacturing Data) shall be prepared jointly by the Parties and submitted to the JMC for its review (and ultimately submitted to the JSC for its review and approval), within such time as determined by the JMC (the “Initial Manufacturing Plan”). The Initial Manufacturing Plan shall be effective from the date approved by the JSC until amended and updated by the JMC, and approved by the JSC, in accordance with this Agreement. Subject to Section 3.4.2(d), until the -83- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Initial Manufacturing Plan is approved by the JSC, SeaGen shall, under the direction of the JMC, conduct the Manufacturing activities for Licensed Compound or the Licensed Product in accordance with SeaGen’s normal practices during the [ * ] period immediately prior to the Effective Date, and otherwise in accordance with the terms of this Agreement. 7.2.2 Amendments to Manufacturing Plan. On an [ * ] basis, or more often as the Parties may deem appropriate, the JMC shall prepare proposed amendments to the then-current Manufacturing Plan (including the Manufacturing Data), for approval of the JSC in accordance with Section 3.2.3(e) no later than [ * ] of each Calendar Year. Such amended Manufacturing Plan shall cover the applicable period as set forth therein. Such updated and amended Manufacturing Plan shall reflect any changes, re-prioritization of activities within, reallocation of resources with respect to, or additions to, the then-current Manufacturing Plan. In addition, the JMC may prepare amendments to the Manufacturing Plan for the JSC’s approval in accordance with Section 3.2.3(e) from time to time during the Calendar Year in order to reflect changes in such plan, in each case, in accordance with the foregoing. Once approved by the JSC (or the JMC, as applicable), the amended Manufacturing Plan (including the amended Manufacturing Data) shall become effective for the applicable period on the date approved by the JSC (or the JMC, as applicable) (or such other date as the JSC (or the JMC, as applicable) shall specify). Any JSC (or JMC, as applicable)- approved amended Manufacturing Plan shall supersede the previous Manufacturing Plan for the applicable period. Notwithstanding the foregoing, in the event that the JSC (or the JMC, as applicable) does not approve any amended Manufacturing Plan (including any amended Manufacturing Data), the then-current Manufacturing Plan shall continue in effect without modification (i.e., no changes shall be made to the Manufacturing Plan unless and until agreed to by the JSC (or the JMC, as applicable)); provided that the Manufacturing Data shall be deemed to be automatically be renewed for the subsequent Calendar Year. 7.2.3 Cost of Goods Manufactured for Licensed Product. The Lead Manufacturing Party shall use Commercially Reasonable Efforts to minimize the Cost of Goods Manufactured for the applicable Licensed Product to the extent reasonably practicable, while ensuring continuous fully-compliant supply to maintain consistency with the forecasts and required inventory and safety stock levels. 7.3 Development Supply for Licensed Product. 7.3.1 Calculation of Cost of Goods Manufactured for Development. Cost of Goods Manufactured for Development activities hereunder shall be equal to the Lead Manufacturing Party’s Cost of Goods Manufactured for manufacturing and supplying the Licensed Product. 7.3.2 Supply Agreement for Development Use by Merck. Within [ * ] days after the Effective Date (or such other time as determined by the JMC), the Parties will enter into a SeaGen Supply Agreement, pursuant to which SeaGen (as the Lead Manufacturing Party for the applicable Licensed Product) will Manufacture and supply such Licensed Product to Merck (or its Affiliate) for any Development to be conducted by or on behalf of Merck (or its Affiliates) pursuant to this Agreement. For clarity, such Licensed Product will be supplied to Merck by SeaGen in [ * ] vials, and Merck shall be responsible for all [ * ] and any other specific Manufacturing -84- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

responsibilities for the Licensed Product as set forth in and designated to Merck in the Manufacturing Plan. 7.3.3 Supply for Development Use by SeaGen. SeaGen (as the Lead Manufacturing Party) shall perform its Manufacturing obligations with respect to the Licensed Product for use by or on behalf of SeaGen (or its Affiliates) for Development activities hereunder (e.g., if SeaGen is the Lead Study Party), in accordance with this Agreement. 7.3.4 Allocation of Cost of Goods Manufactured for Development. With respect to the Manufacture and supply of Licensed Product for use in the Development activities hereunder, the Cost of Goods Manufactured shall be included in Allowable Development Costs (to the extent included in the Development Budget (plus any Permitted Development Overage)) to the extent such quantities of Licensed Product were in accordance with the Manufacturing Plan. For clarity, if SeaGen is supplying Licensed Product to Merck for use in the Development activities hereunder pursuant to the applicable SeaGen Supply Agreement, there will not be a separate charge for such supply under such agreement (i.e., the quantities of Licensed Product supplied under the applicable SeaGen Supply Agreement shall be supplied under such agreements free of charge). 7.3.5 Efforts. The Lead Manufacturing Party shall use Commercially Reasonable Efforts to Manufacture and supply those quantities of Licensed Product as set forth in the Manufacturing Plan for use in the Development activities hereunder, which Manufacture and supply shall be in accordance with the Manufacturing Plan, this Agreement and the Merck Supply Agreement or SeaGen Supply Agreement, as applicable. 7.4 Commercial Supply for Licensed Product. 7.4.1 Commercial Supply. Subject to the oversight of the JMC as described in Section 3.4, SeaGen or its Affiliates shall Manufacture and supply the commercial requirements for the Licensed Product in fully packaged and labelled, finished form (except as may otherwise set forth in the European Collaboration Territory Distribution Agreement or as otherwise set forth in the Manufacturing Plan) in accordance with the terms hereof (and the SeaGen Supply Agreement contemplated by Section 7.4.2, as applicable) for Commercialization worldwide by each Party; provided that Merck shall be responsible for any specific Manufacturing responsibilities for the Licensed Product as set forth in and designated to Merck in the Manufacturing Plan. For clarity, such Licensed Product shall be labelled in accordance with the labelling specifications provided by Merck for the Merck Territory, provided by SeaGen for the SeaGen Territory and as agreed upon between the Parties for the Collaboration Territory. With respect to the Licensed Product for sale in a given country: (a) in the Merck Territory, Merck shall be responsible for ensuring that such labelling complies with the approved label and Applicable Laws for the applicable country in the Merck Territory; (b) in the SeaGen Territory, SeaGen shall be responsible for ensuring that such labelling complies with the approved label and Applicable Laws for the applicable country in the SeaGen Territory; (c) in the US Collaboration Territory, SeaGen shall be responsible for ensuring that such labelling complies with the approved label and Applicable Laws in the US Collaboration Territory; and (d) in the European Collaboration Territory, each Party shall be responsible for ensuring that such labelling complies with the approved label and Applicable Laws for the applicable country in the European Collaboration -85- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Territory in accordance with the activities assigned to each of the Parties pursuant to this Agreement. 7.4.2 Supply Agreement for Commercial Use by Merck. Prior to the commencement of the [ * ] for the Licensed Product (or such other time as determined by the JMC), the Parties will enter into a SeaGen Supply Agreement, pursuant to which SeaGen (as the Lead Manufacturing Party for the applicable Licensed Product) will Manufacture and supply such Licensed Product to Merck (or its Affiliate) for any Commercialization to be conducted by or on behalf of Merck (or its Affiliates) pursuant to this Agreement (i.e., if Merck is the Lead Distribution Party in any portion of the Territory (including the Merck Territory)). 7.4.3 Supply for Commercial Use by SeaGen. SeaGen (as the Lead Manufacturing Party) shall perform its Manufacturing obligations with respect to Licensed Product for use by or on behalf of SeaGen (or its Affiliates) for Commercialization activities hereunder (i.e., if SeaGen is the Lead Distribution Party in any portion of the Territory), in accordance with this Agreement. 7.4.4 Second Source for Commercial Supply. (a) Committee Review. The JMC will, from time to time, evaluate the need for a second or additional source for the Manufacture (in whole or in part) of the Licensed Product or any component thereof (i.e., source(s) other than the then-current source(s) for such Manufacture of the Licensed Product or components) for specific countries or regions or the entire Territory, and make applicable recommendations to the JSC. (b) Second Source. If at any time the JSC agrees that it is necessary or desirable to establish a second or additional source for the Manufacture (in whole or in part) of the Licensed Product or any component thereof (for clarity, not including the supply of raw materials or excipients for use in such Manufacture) for specific countries or regions or the entire Territory, subject to the oversight of the JMC as described in Section 3.4, then Merck will have the first right and option, exercisable upon written notice to SeaGen within [ * ] days of the JSC’s agreement, to (a) establish contracts and maintain arrangements with Third Parties approved by the JMC (after conferring and discussing various potential Third Party manufacturers), for such second or additional source Manufacturing, or (b) conduct such second or additional source Manufacturing itself or through an Affiliate; provided that any such Person Manufacturing the Licensed Product (including Merck or its Affiliates) and any such Manufacturing site must be qualified in accordance with the applicable terms and conditions of any quality agreement then in place between the Parties. If Merck exercises such option, then (i) if Merck will be supplying any quantities of Licensed Product to SeaGen for Commercialization purposes, then the Parties shall enter into a Merck Supply Agreement to provide for such Manufacturing and the supply of Licensed Product or applicable components from Merck to SeaGen under terms and conditions substantially similar to those applicable for supply from SeaGen to Merck, and (ii) the relevant activities and budget therefor shall be included in the Development Plan. If Merck does not exercise such option within such [ * ] day period, or if Merck fails to use Commercially Reasonable Efforts to establish such second or additional source Manufacturing within the time period mutually agreed by the Parties in the Development Plan, then SeaGen shall have the right to (A) -86- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

establish contracts and maintain arrangements with Third Parties approved by the JMC (after conferring and discussing various potential Third Party manufacturers), for such second or additional source Manufacturing, or (B) conduct such second or additional source Manufacturing itself or through an Affiliate; provided, that (x) any such Person Manufacturing the Licensed Product (including SeaGen or its Affiliates) and any such Manufacturing site must be qualified in accordance with the applicable terms and conditions of any quality agreement then in place between the Parties and (y) SeaGen shall use Commercially Reasonable Efforts to establish such second or additional source Manufacturing within the time period mutually agreed by the Parties in the Development Plan. (c) Manufacturing Technology Transfer. In the event that Merck at any time elects to establish a second or additional source of Manufacture pursuant to this Section 7.4.4(b), SeaGen and its Affiliates shall provide or cause their Third Party subcontractors to provide all assistance reasonably requested by Merck to conduct a technical transfer of Manufacturing to Merck or its designee, including by providing copies of such documents and information, access to relevant Manufacturing personnel and facilities, samples, materials, and other know-how, as are necessary or reasonably useful to enable Merck or its designee to conduct such Manufacturing in accordance with Applicable Law. Such technical transfer shall be conducted in accordance with a technical transfer plan developed and approved by the JMC. (d) Contract Volumes; Inventory. If the JSC establishes any second or additional sources of supply of Licensed Product, unless otherwise agreed to by the JMC, the JMC shall continue to allocate sourcing under the Manufacturing Plan, as between the existing sources and any second or additional sources, with the intent to maintain Manufacturing volumes at existing Third Party Manufacturing sites at or above the minimum level necessary to avoid the imposition of penalties (i.e., any “take or pay” or minimum volume requirements for the Manufacture of the Licensed Product) against a Party or its Affiliate(s). In such case, each Party shall provide a report of their respective inventory of Licensed Product (including components thereof) to the JMC on a Calendar Quarterly basis or as otherwise determined by the JMC. 7.4.5 Costs. (a) Calculation of Commercial Cost of Goods Manufactured. Prior to the start of the Calendar Year in which the First Commercial Sale of the Licensed Product is anticipated to occur, and prior to the start of each Calendar Year thereafter (in each case, no later than [ * ] of the preceding Calendar Year), the Parties, through the JFC and JMC, shall establish the estimated Cost of Goods Manufactured (per unit) of Licensed Product for the commercial Manufacture of the Licensed Product for the upcoming Calendar Year based on the estimated Cost of Goods Manufactured as calculated pursuant to Schedule 1.39 (the “Estimated COGS”), which Estimated COGS for a given Calendar Year shall thereafter be subject to true-up at the end of the applicable Calendar Year as set forth in the remainder of this Section 7.4.5(a). Within [ * ] days following the end of a given Calendar Year, the Parties, through the JFC and JMC, shall determine the actual Cost of Goods Manufactured (per unit) for the commercial Manufacture of Licensed Product incurred during such Calendar Year as calculated pursuant to Schedule 1.39 (the “Actual COGS”), and such Actual COGS shall serve as the basis for an [ * ] reconciliation between Estimated COGS established prior to the start of the Calendar Year and Actual COGS for the -87- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

quantities of Licensed Product Manufactured for commercial sale for such Calendar Year, which reconciliation shall be reflected in the calculation of the final payment made between the Parties with respect to such Calendar Year (or the following Calendar Quarter if data necessary to determine such reconciliation is not available in time to reflect in the final payment for such Calendar Year); provided, however, that notwithstanding the foregoing, [ * ]. A mechanism for the reconciliation process will be agreed to by the JFC. The Parties shall each track their respective inventory of Licensed Product (including components thereof) and their respective Cost of Goods Manufactured, and each Party shall provide a report of such inventory and its Cost of Goods Manufactured for Licensed Product to the JFC and JMC on a [ * ] basis or as otherwise determined by the JMC. (b) Allocation of Commercial Cost of Goods Manufactured: (i) Supply by Lead Manufacturing Party for Commercialization by Lead Manufacturing Party. If the Lead Manufacturing Party for the Licensed Product is also the Lead Distribution Party for such Licensed Product in the applicable portions of the Territory, then, with respect to the Manufacture and supply of such Licensed Product for use in the Commercialization activities hereunder by or on behalf of such Lead Distribution Party (or its respective Affiliates), the Cost of Goods Manufactured (based on the Estimated COGS and reconciliations for the applicable Calendar Year as set forth in Section 7.4.5(a)) shall be included in Allowable Commercialization Costs (even if not included in the Commercialization Budget) to the extent such quantities of Licensed Product were in accordance with the Manufacturing Plan. (ii) Supply by Lead Manufacturing Party for Commercialization by Other Party. If the Lead Manufacturing Party is supplying Licensed Product to the other Party (for those portions of the Territory where such other Party is the Lead Distribution Party) for use in the Commercialization activities hereunder pursuant to a Merck Supply Agreement or SeaGen Supply Agreement, as applicable, then such Licensed Product shall be supplied to the Lead Distribution Party under such supply agreement at the Cost of Goods Manufactured (based on the Estimated COGS and reconciliations for the applicable Calendar Year as set forth in Section 7.4.5(a)) (and such costs incurred by the Lead Manufacturing Party shall not be separately included in Allowable Commercialization Costs); provided that, for clarity, any such amounts paid by the Lead Distribution Party to the Lead Manufacturing Party under a Merck Supply Agreement or SeaGen Supply Agreement, as applicable, shall be included in Allowable Commercialization Costs (even if not included in the Commercialization Budget) of the Lead Distribution Party. 7.4.6 Efforts. The Lead Manufacturing Party shall use Commercially Reasonable Efforts to Manufacture and supply those quantities of Licensed Product as set forth in the Manufacturing Plan for Commercialization by the Lead Distribution Party in the Territory, which Manufacture and supply shall be in accordance with the Manufacturing Plan, this Agreement and the Merck Supply Agreement or SeaGen Supply Agreement, as applicable. In the event that there is excess market demand in the Territory for commercial supply of the applicable Licensed Product beyond what is set forth in the Manufacturing Plan, then the JMC shall discuss in good faith amendments to such Manufacturing Plan to address such excess demand. -88- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

7.5 Continuity of Supply for Licensed Compounds and the Licensed Product. The Lead Manufacturing Party for Licensed Product shall, in coordination with the JMC, establish and put in place reasonable mechanisms to assure continuity of supply of the Licensed Compounds and the Licensed Product, which may include holding safety stock or other mechanisms in each case as specified in the applicable Manufacturing Plan. 7.6 Compliance for Licensed Compounds and the Licensed Product. Without limitation of the terms of any Merck Supply Agreement or SeaGen Supply Agreement, as applicable, the Lead Manufacturing Party shall ensure that all Manufacturing activities with respect to any Licensed Compounds and the Licensed Product for which it is the Lead Manufacturing Party shall be conducted in accordance with cGMPs and Applicable Law as well as in accordance with the specifications for the applicable Licensed Compounds or the Licensed Product, and shall ensure that upon delivery thereof (which shall be defined in accordance with the Merck Supply Agreement or SeaGen Supply Agreement, as applicable, with respect to supply to the other Party, or otherwise shall be when the Licensed Compound or Licensed Product, as applicable, leaves the manufacturing facility) the Licensed Compounds and the Licensed Product are not adulterated or misbranded within the meaning of the Act or any similar Applicable Law of any applicable jurisdiction. 7.7 Audits and Oversight of Manufacturing Facilities for Licensed Compounds and the Licensed Product. 7.7.1 The Lead Manufacturing Party will reasonably cooperate with the non-Lead Manufacturing Party with respect to the oversight of any of the Lead Manufacturing Party’s Third Party contract manufacturers involved in the Manufacture of Licensed Compound or Licensed Product to be supplied by or on behalf of the Lead Manufacturing Party (or its Affiliates) for Development or Commercialization activities hereunder, including pursuant to the SeaGen Supply Agreement or Merck Supply Agreement, as applicable, and in connection therewith, (a) the Lead Manufacturing Party shall keep the non-Lead Manufacturing Party fully informed with respect to any compliance issues related to any such Third Party contract manufacturer, (b) at the request of the non-Lead Manufacturing Party, the Lead Manufacturing Party shall meet with the non-Lead Manufacturing Party to discuss any compliance or deficiency issues, and (c) at the request of the non-Lead Manufacturing Party, the Lead Manufacturing Party shall provide to the non-Lead Manufacturing Party information reasonably available to the Lead Manufacturing Party (or any of its Affiliates) in connection with the activities of such Third Party contract manufacturers related to the Manufacture of Licensed Compound or Licensed Product. 7.7.2 The non-Lead Manufacturing Party shall have the right to audit (including quality audits and environmental health and safety (EHS) audits) any facilities involved in the Manufacture of Licensed Compound or Licensed Product, including the facilities of any Third Party contract manufacturer engaged by the Lead Manufacturing Party, but subject to the provisions of Section 7.7.3. Such audit rights shall be exercised at reasonable times and for a reasonable duration; provided that the non-Lead Manufacturing Party shall not audit a given facility more than [ * ] (unless for cause); provided that, in addition to the foregoing audit rights, with respect to any of SeaGen’s Third Party contract manufacturers under any SeaGen Existing CMO Agreements (each, an “Existing SeaGen CMO”), SeaGen shall afford Merck the right to -89- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

conduct an initial audit of each such Existing SeaGen CMO, which audit must be requested by Merck within [ * ] days after the Effective Date. In all cases, SeaGen shall afford Merck the right to initiate such audit within [ * ] days after Merck’s request to conduct such audit. Following any such audit, (a) the non-Lead Manufacturing Party will provide an audit report to the Lead Manufacturing Party, and the Parties shall promptly thereafter meet to discuss the audit findings and observations, (b) within [ * ] days after such meeting, the Lead Manufacturing Party shall provide to the non-Lead Manufacturing Party a corrective action plan to reasonably address the audit findings and observations for the non-Lead Manufacturing Party’s review and approval, and (c) once approved by the non-Lead Manufacturing Party, the Lead Manufacturing Party shall use Commercially Reasonable Efforts to (or use Commercially Reasonable Efforts to cause its Third Party contract manufacturer to, as applicable) implement such corrective action plan to the non- Lead Manufacturing Party’s reasonable satisfaction (and, if such corrective action plan is not implemented to the non-Lead Manufacturing Party’s reasonable satisfaction with a reasonable period of time, then, unless otherwise determined by the JMC, the Lead Manufacturing Party shall no longer use such source of supply for the Manufacture of Licensed Compounds or the Licensed Product, as applicable). The Parties will work together in good faith to expedite all such audits and the implementation of any applicable corrective action plan. The Merck Supply Agreement or SeaGen Supply Agreement, as applicable, shall contain additional provisions with respect to such audit rights. 7.7.3 Notwithstanding the provisions of Section 7.7.2, with respect to any Existing SeaGen CMO, Merck shall only have the right to perform the audits set forth in Section 7.7.2 to the [ * ]; provided that, in connection therewith, the following shall apply: [ * ] and, [ * ] to the [ * ] to the [ * ] and in any event, [ * ] to the [ * ]. 7.8 Changes to Specifications and Manufacturing Process for Licensed Compound or Licensed Product. Prior to implementing any changes to the specifications or any changes to the manufacturing process that may affect the quality or regulatory filings of any Licensed Compound or the Licensed Product, the Lead Manufacturing Party shall prepare a description and plan for the implementation of any such changes, and shall submit such plan and changes to the JMC for review and approval; provided, however, that the Parties may agree in writing upon an alternate mechanism for Manufacturing change controls that is reasonably acceptable to both Parties with the goal of being timely and efficient. The Lead Manufacturing Party shall not (and shall ensure that its Affiliates and Third Party manufacturers do not) make any such changes unless and until approved by the JMC or as otherwise agreed pursuant to the Merck Supply Agreement or SeaGen Supply Agreement, as applicable, and the Lead Manufacturing Party shall provide to the Lead Regulatory Party all information in its Control that is reasonably necessary for the Lead Regulatory Party to support the review and update of applicable Regulatory Documentation as a result of any such change. The Lead Manufacturing Party shall use Commercially Reasonable Efforts to ensure that, during the Term, the Manufacturing process for any Licensed Compound or Licensed Product, as applicable, will be qualified and validated in accordance with cGMPs. 7.9 Supply Agreements for Supply of Licensed Product. Each SeaGen Supply Agreement and Merck Supply Agreement entered into under this Agreement shall reflect the terms set forth on Schedule 7.9 and such other customary terms and conditions for the supply and quality -90- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

of pharmaceutical products in the biopharmaceutical industry in the context of a cost and profit sharing arrangement as reasonably agreed to by the Parties, including with respect to forecasting and ordering, compliance audits, the engagement of subcontractors, a fair and equitable allocation of Licensed Product between the Parties and their Affiliates in the event of Licensed Product shortfalls, and representations and warranties. 7.10 Supply of Proprietary Product for Clinical Trial of Proprietary Combination. In the event that for the Parties agree to conduct a Clinical Trial of the Licensed Product for use in a Proprietary Combination, then the Parties shall negotiate in good faith and enter into a supply agreement pursuant to which the Proprietary Product Party (or its Affiliate) shall supply (or have supplied), at the [ * ], the applicable Proprietary Product to the other Party for use in each Clinical Trial for which such other Party is the Lead Study Party. For the avoidance of doubt, notwithstanding anything to the contrary contained herein (including the provisions of Section 7.7), nothing contained herein is intended to grant the non-Proprietary Product Party any rights to audit any manufacturing or supply activities with respect to the manufacture or supply of the other Party’s Proprietary Products. The Proprietary Product Party shall be solely responsible for the Manufacture and supply of its Proprietary Product for use in such Clinical Trial in accordance with the terms of such supply agreement. ARTICLE 8 COMPLIANCE 8.1 Compliance with Applicable Law and Ethical Business Practices. 8.1.1 In conducting its activities hereunder and under each Ancillary Agreement, each Party shall (and shall cause its Affiliates, sublicensees and contractors to) comply in all respects with Applicable Law and accepted pharmaceutical industry business practices, including, if and to the extent applicable to such Person or its activities hereunder, the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), the Public Health Service Act (42 U.S.C. § 201 et seq.), the Anti-Kickback Statute (42 U.S.C. § 1320a-7b), Civil Monetary Penalty Statute (42 U.S.C. § 1320a-7a), the False Claims Act (31 U.S.C. § 3729 et seq.), comparable state statutes, the regulations promulgated under all such statutes, and the regulations issued by the FDA or other applicable Governmental Authority. Each Party shall promptly notify the other Party in writing of any material deviations from Applicable Law with respect to activities under this Agreement. 8.1.2 Each Party hereby certifies that it has not and will not employ or otherwise use in any capacity the services of any person or entity debarred under 21 U.S.C. § 335a (or equivalent foreign provisions) in performing any activities under this Agreement or any Ancillary Agreement. Each Party shall notify the other Party, in writing, immediately if any such debarment occurs or comes to its attention, and shall, with respect to any person or entity so debarred, promptly remove such person or entity from performing any further activities under this Agreement or any Ancillary Agreement, as applicable. 8.1.3 Each Party’s corporate policy requires that business must be conducted within the letter and spirit of the Applicable Law. Accordingly, Merck and SeaGen agree to conduct the activities contemplated herein in a manner which is consistent with both Applicable Law and good business ethics. -91- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

8.1.4 Each Party acknowledges that no employee of the other Party or its Affiliates shall have authority to give any direction, either written or oral, relating to the making of any commitment by such Party or its agents to any Third Party in violation of the terms of this or any other provision of this Agreement. 8.1.5 Each Party will: (a) in connection with its activities under or in connection with this Agreement strictly comply with the OECD Anti-Bribery Convention on combating bribery of foreign public officials in international business transactions, the United States Foreign Corrupt Practices Act of 1977, the United Kingdom Bribery Act 2010 and any other equivalent Applicable Law in the Territory for the prevention of fraud, corruption, racketeering, money laundering and terrorism, in each case as may be amended from time to time (such Applicable Law, the “Anti- Corruption Laws”), including such Party’s own internal policies in connection therewith. Each Party shall require any Affiliates, contractors, subcontractors, distributors or other persons or entities that provide services to such Party in connection with this Agreement to comply with such Party’s obligations under this Section; (b) not, in the performance of this Agreement, directly or indirectly, make any payment, or offer or transfer anything of value, or agree or promise to make any payment or offer or transfer anything of value, to a Public Official or any other Third Party with the purpose of influencing decisions related to either Party or its business in a manner that would violate Anti- Corruption Laws; and (c) no later than [ * ], or shall provide details of any exception to the foregoing; and maintain records (financial and otherwise) and supporting documentation related to the subject matter of this Agreement in order to document or verify compliance with the provisions of this Section 8.1.5 and upon request of the other Party, up to [ * ] per year and upon reasonable advance notice, shall provide the other Party or its representative with access to such records for purposes of verifying compliance with the provisions of this Section 8.1.5. 8.1.6 In connection with this Agreement, each Party has implemented and agrees to maintain and enforce a compliance and ethics program designed to prevent and detect violations of Applicable Law, including the Federal Food, Drug, and Cosmetic Act (21 U.S.C. § 301 et seq.), the Public Health Service Act (42 U.S.C. § 201 et seq.), the Anti-Kickback Statute (42 U.S.C. § 1320a-7b), Civil Monetary Penalty Statute (42 U.S.C. § 1320a-7a), the False Claims Act (31 U.S.C. § 3729 et seq.) and anti-corruption Applicable Law, throughout its operations (including subsidiaries) and the operations of its contractors and subcontractors that have responsibility for products, payments or services provided under this Agreement. Merck agrees to comply with Merck’s internal code of conduct for such program and SeaGen agrees to comply with SeaGen’s internal code of conduct for such program. The Alliance Managers will facilitate discussions and the sharing of information and experiences between the Parties respective compliance and ethics organizations, as part of which SeaGen will provide updates relating to the development of its anti- bribery and corruption compliance program. 8.1.7 In connection with this Agreement, each Party has implemented, and will maintain and enforce, a system of internal accounting controls designed to ensure the making and -92- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

keeping of accurate books, records, and accounts with respect to any products, payments or services provided under this Agreement. In connection with this Agreement, each Party has implemented and will at all times during the Term maintain an adequate internal audit program, and will conduct periodic internal audits in each case in accordance with its established policies and procedures to ensure compliance with applicable legal requirements and the terms of this Agreement. 8.1.8 With respect to the activities contemplated under this Agreement: (a) each Party has been and will, for the Term, be in compliance with all Applicable Law relating to international trade, including economic sanctions, import and export controls and customs procedures; and (b) neither Party has, on its own behalf or in acting on behalf of any other Person, engaged and will not for the Term engage, directly or indirectly, in any transactions, or otherwise deal with, except to the extent permissible under applicable United States law or other Applicable Law, any country or Person targeted by United States or other relevant economic sanctions Applicable Law, including any Person designated on the Specially Designated Nationals List in connection with any activities related to the services under this Agreement. 8.1.9 Each Party agrees that it will not use (and will cause its Affiliates and Third Party contractors not to use) any Person (including any employee, officer, director or Third Party contractor) who is (or has been) on the Exclusions Lists, or who is (or has been) in Violation, in the performance of any activities hereunder or under any Ancillary Agreement. Each Party certifies to the other Party that, as of the Effective Date, it has screened itself, and its officers and directors (and its Affiliates and Third Party contractors (acting in connection with this Agreement) and their respective officers and directors) against the Exclusions Lists and that it has informed the other Party in writing whether it, or any of its officers or directors (or any of its Affiliates or any of their respective officers and directors) has been in Violation. After the Effective Date, each Party will notify the other Party in writing immediately if any such Violation occurs or comes to its attention. 8.1.10 SeaGen and Merck shall (a) track and collect financial disclosure information from all “clinical investigators” involved in the clinical trials hereunder and (b) prepare and submit the certification or disclosure of the same in accordance with all Applicable Law, including Part 54 of Title 21 of the United States Code of Federal Regulations (Financial Disclosure by Clinical Investigators) and related FDA Guidance Documents. Prior to the initiation of clinical activities hereunder, SeaGen and Merck shall determine, in writing, whether each Party shall track and collect separate certification or disclosure forms for each of Merck and SeaGen or use one (1) “combined” certification or disclosure form for both Merck and SeaGen. For purposes of this Section 8.1.10, the term “clinical investigators” shall have the meaning set forth in Part 54.2(d) of Title 21 of the United States Code of Federal Regulations. 8.1.11 The Lead Study Party (as the sponsor) for a given Clinical Trial hereunder will be responsible for reporting payments and other transfers of value made to health care professionals (e.g., investigators, steering committee members, data monitoring committee members, consultants) in connection with the Clinical Trial in accordance with reporting -93- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

requirements under Applicable Law (including the Physician Payment Sunshine Act and state gift Applicable Law, and the European Federation of Pharmaceutical Industries and Associations Disclosure Code) and such Party’s applicable policies. The value of the Licensed Product shall be determined by mutual agreement between the Parties in accordance with Applicable Law. The Proprietary Product Party shall provide all information required for such reporting regarding the value of such Proprietary Product Party’s Proprietary Products provided for use in Clinical Trials of Proprietary Combinations. With respect to any Clinical Trial of a Proprietary Combination conducted under the Development Plan, if the Proprietary Product Party is not the sponsor of such Clinical Trial, the Proprietary Product Party shall provide the Lead Study the necessary information regarding the value of its Proprietary Products under such Clinical Trial within [ * ] following approval of the protocol for such Clinical Trial. In the event that, at any time during the Term while such Clinical Trial is ongoing, the value of the applicable Proprietary Product provided for such Clinical Trial hereunder changes, such Proprietary Product Party shall notify the Lead Study Party (that is the sponsor of such Clinical Trial) of such revised value, and the effective date of such revised value, within [ * ] following such change. Such information shall be provided to the Lead Study Party’s point of contact who is identified to the other Party in writing following the Effective Date and thereafter promptly following any change to such point of contact. 8.1.12 The Lead Study Party (as the sponsor) for a given Clinical Trial hereunder shall be responsible for ensuring compliance with the requirements for registering such Clinical Trial and posting results of such Clinical Trial on clinicaltrials.gov, and any applicable foreign equivalent. 8.2 Safety or Legal Issues. Notwithstanding anything to the contrary contained herein, neither Party hereto (nor its Affiliates) shall be required to perform any obligation hereunder to the extent that (a) such Party reasonably believes that the performance of such obligation would be prohibited by, or would otherwise not comply with, Applicable Law or (b) such Party reasonably believes that there is a Safety Issue with respect to the performance of such obligation; provided, however, that the provisions of this Section 8.2 shall not limit a Party’s payment obligations under this Agreement. In such case, the Parties shall use reasonable best efforts to replace such obligation with an alternative obligation that would not be prohibited by Applicable Law or would not lead to a Safety Issue, as applicable, insofar as practical, to implement the purposes of this Agreement. 8.3 Data Privacy. 8.3.1 Each Party shall: (i) comply with all Data Protection Laws with respect to the collection, use, transfer, storage, destruction, aggregation or other use of Personal Data (as defined in the applicable Data Protection Laws, collectively, “Personal Data”) in connection with its activities under or in connection with this Agreement and the Ancillary Agreements, including the Development and Commercialization of the Licensed Product hereunder, (ii) implement appropriate and reasonable security processes and controls in connection with its activities under or in connection with this Agreement and the Ancillary Agreements so as to protect the security and privacy of Personal Data in accordance with Data Protection Laws, and (iii) take such steps as necessary to comply with Data Protection Laws to permit such Party to disclose Personal Data to -94- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the other Party and to permit the other Party to use and disclose such Personal Data in accordance with this Agreement and the Ancillary Agreements; 8.3.2 The Parties (or their respective Affiliates, as applicable) entered into that certain Data Protection Agreement with an effective date of [ * ] (the “Existing DPA”). The Parties will amend the Existing DPA to cover the collection, storage, transfer, processing and use of Personal Data by the Parties and their Affiliates under this Agreement as contemplated by this Agreement within [ * ] of the Effective Date (the Existing DPA, as amended, the “DPA”). ARTICLE 9 CONFIDENTIALITY AND PUBLICATION 9.1 Nondisclosure Obligation. During the Term and for a period of [ * ] years thereafter, all Confidential Information disclosed by one Party or any of its Affiliates to the other Party or any of its Affiliates hereunder or under an Ancillary Agreement shall be maintained in confidence by the receiving Party and its Affiliates and shall not be (a) disclosed to any Third Party without the prior written consent of the disclosing Party, except as set forth herein, or (b) used for any purpose except as set forth herein (including for the exercise of the rights and licenses granted to such Party hereunder (including the right to use and exercise the Joint Program Know-How and the Joint Program Patents as set forth in Section 12.3.5), but it being understood that this clause (b) shall not create or imply any rights or licenses not expressly granted under this Agreement) without the prior written consent of the disclosing Party. The Parties agree that the terms of this Agreement and the Ancillary Agreements will be treated as Confidential Information of both Parties and may only be disclosed as permitted herein. Notwithstanding the foregoing, the confidentiality and non-use obligations with respect to Confidential Information under this Article 9 shall not apply with respect to any information of the disclosing Party to the extent that: 9.1.1 such information (except for Development Data or Program Know-How) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records; 9.1.2 such information is in the public domain by use or publication before its receipt from the disclosing Party, or thereafter enters the public domain through no fault of the receiving Party; 9.1.3 such information is subsequently disclosed to the receiving Party by a Third Party, which Third Party may lawfully make such disclosure and is not under an obligation of confidentiality to the disclosing Party with respect to such information; or 9.1.4 such information (except for Development Data or Program Know-How) is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records. 9.1.5 Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. -95- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

9.2 Permitted Disclosure. Notwithstanding the provisions of Section 9.1, a receiving Party shall be permitted to disclose the Confidential Information of the disclosing Party to the extent such Confidential Information: 9.2.1 is disclosed to Governmental Authorities in order to (a) obtain or maintain Patent Rights in relation to the Licensed Compounds, Licensed Product or Companion Diagnostics in accordance with the terms hereof or (b) obtain or maintain approval to (i) conduct Clinical Trials for the Licensed Product or Companion Diagnostics or (ii) market the Licensed Product or Companion Diagnostics; provided that (in each case ((a) or (b)), such disclosure may be only to the extent reasonably necessary to obtain or maintain such Patent Rights or approval in accordance with the provisions of this Agreement; provided that, to the extent practicable, the disclosing Party shall notify the other Party prior to making such disclosure; provided, further, that this Section 9.2.1 shall not permit (A) SeaGen to disclose any Confidential Information of Merck specific to any Merck Proprietary Product that is not specifically related to a Merck Proprietary Combination; and (B) Merck to disclose any Confidential Information of SeaGen specific to any SeaGen Proprietary Product that is not specifically related to a SeaGen Proprietary Combination; 9.2.2 is deemed necessary by a Party to be disclosed to its Related Parties, agent(s), consultant(s), or other Third Parties for the Development, Manufacture or Commercialization of Licensed Compounds or the Licensed Product for the Territory, or for such Person to determine their interest in performing such activities, in accordance with this Agreement on the condition that such Related Parties, agent(s), consultant(s), or other Third Parties agree to be bound by confidentiality and non-use obligations that are no less stringent than those confidentiality and non-use obligations contained in this Agreement; provided, however, that the term of confidentiality for any Third Party shall be no less than [ * ] years; provided, further, that this Section 9.2.2 shall not permit the non-Proprietary Product Party to disclose any Confidential Information of the Proprietary Product Party that is specific to such Proprietary Product Party’s Proprietary Product but not specifically related to a Proprietary Combination; 9.2.3 with respect to the Proprietary Product Party, is disclosed to governmental or other regulatory agencies in order to (a) obtain or maintain Patent Rights in relation to the Proprietary Party’s Propriety Products for use in a Proprietary Combination in accordance with Article 12 or (b) obtain or maintain approval to (i) conduct Clinical Trials for the Proprietary Party’s Proprietary Products for use in a Proprietary Combination or (ii) market such Party’s Proprietary Products for use in a Proprietary Combination; provided that (in each case (a) and (b)), such disclosure may be only to the extent reasonably necessary to obtain or maintain such Patent Rights or approval; 9.2.4 with respect to each Proprietary Product Party, is deemed necessary by such Proprietary Product Party to be disclosed to its Related Parties, agent(s), consultant(s), or other Third Parties for the development, manufacture or commercialization of such Party’s Proprietary Products for use in a Proprietary Combination for the Territory, or for such Person to determine their interest in performing such activities, in accordance with this Agreement on the condition that such Related Parties, agent(s), consultant(s), or other Third Parties agree to be bound by confidentiality and non-use obligations that are no less stringent than those confidentiality and -96- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

non-use obligations contained in this Agreement; provided, however, that the term of confidentiality for any Third Party shall be no less than ten (10) years; 9.2.5 with respect to Joint Program Know-How (including Biomarker Joint Program Know-How), is disclosed to (a) Governmental Authorities in order to (i) obtain or maintain Joint Program Patents in accordance with the terms hereof in connection with products and diagnostics (other than the Licensed Product or any Companion Diagnostic) or (ii) obtain or maintain approvals in connection with products and diagnostics (other than the Licensed Product or any Companion Diagnostic); provided that (in each case (i) or (ii)), such disclosure may be only to the extent reasonably necessary to obtain or maintain such Patent Rights or approvals or (b) actual or potential collaborators, licensees, sublicensees or contractors in connection with a Party’s exercise of its rights to use the Joint Program Know-How (including Biomarker Joint Program Know-How) as set forth in Section 12.3.5 on the condition that such actual or potential collaborators, licensees, sublicensees or contractors agree to be bound by confidentiality and non- use obligations that are no less stringent than those confidentiality and non-use obligations contained in this Agreement, provided, however, that the term of confidentiality for any Third Party shall be no less than [ * ] years; 9.2.6 is deemed necessary by a Party to be disclosed to its actual or potential acquirors, investment bankers, investors, lenders, or other similar sources of financing solely for the purpose of evaluating or carrying out an actual or potential investment or acquisition, in each case, on the condition that such Person agrees to be bound by confidentiality and non-use obligations that are no less stringent than those confidentiality and non-use obligations contained in this Agreement; or 9.2.7 is deemed necessary by counsel to the receiving Party to be disclosed to such Party’s external attorneys, independent accountants or financial advisors for the sole purpose of enabling such attorneys, independent accountants or financial advisors to provide advice to the receiving Party, on the condition that such attorneys, independent accountants and financial advisors agree to be bound by confidentiality and non-use obligations that are no less stringent than those confidentiality and non-use provisions contained in this Agreement; provided, however, that the term of confidentiality for such attorneys, independent accountants and financial advisors shall be no less than [ * ] years. 9.3 Disclosures Required by Applicable Law. If a Party is required by Applicable Law or judicial or administrative process to disclose Confidential Information that is subject to the non-disclosure provisions of Section 9.1, such Party may disclose such Confidential Information as so required; provided that such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide such other Party an opportunity to challenge or limit the disclosure obligations, and, if requested by the other Party, cooperate in all reasonable respects with the other Party’s efforts to obtain confidential treatment or a protective order with respect to any such disclosure. Confidential Information that is disclosed as required by Applicable Law or by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of Section 9.1, and the Party so disclosing Confidential Information shall (a) take all steps reasonably necessary, including seeking to obtain an order of confidentiality, to endeavor to ensure the continued confidential treatment of such Confidential Information and (b) disclose such -97- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Confidential Information only to the extent required by such Applicable Law or judicial or administrative process. 9.4 Program Know-How. (a) Joint Program Know-How shall be considered Confidential Information of both Parties (and both Parties shall be deemed a disclosing Party and a receiving Party with respect thereto) for purposes of this Agreement, (b) Merck Program Know- How shall be considered Confidential Information of Merck for purposes of this Agreement and (c) SeaGen Program Know-How shall be considered Confidential Information of SeaGen for purposes of this Agreement. 9.5 Publication. Merck and SeaGen each acknowledge the other Party’s interest in publishing the results of the research and development hereunder with respect to Licensed Compounds and the Licensed Product in order to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade- secret information. Consequently, subject to, and except for disclosures permitted pursuant to, Section 9.2 or 9.3, each Party may make such publications or presentations with respect to Licensed Compounds or the Licensed Product only in accordance with the Global Publication Strategy and this Section 9.5. If either Party, its Affiliates, or their respective employee(s) or consultant(s) wishes to make such a publication or presentation related to a Licensed Compound or Licensed Product (including joint Confidential Information), such Party shall deliver to the other Party for such other Party’s review an electronic copy of any proposed written publication at least [ * ] prior to submission for publication, or an electronic copy of any proposed abstract, poster or other presentations at least [ * ] prior to submission for publication or presentation. The reviewing Party shall have the right (a) to propose modifications to the publication or presentation for patent reasons, trade-secret reasons or business reasons, which comments will be in writing and considered in good faith, or (b) to request a reasonable delay in publication or presentation in order to protect patentable information, including, in the case of Merck, in connection with the proposed publication of SeaGen Product Specific Know-How. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of up to [ * ] to enable the preparation and filing of patent applications protecting each Party’s rights in such information to be filed in accordance with Article 12. Upon expiration of such [ * ], the publishing Party shall be free to proceed with the publication or presentation. If the reviewing Party requests modifications to the publication or presentation in such written proposals, the publishing Party shall edit such publication to delete Confidential Information (other than Development Data) of the reviewing Party that the reviewing Party identifies for deletion in the reviewing Party’s written comments prior to submission of the publication or presentation. Notwithstanding the foregoing, (a) the Parties agree that study information and results shall be posted by the applicable Party in accordance with Section 8.1.12, and such study results required to be posted pursuant to this clause (a) will not constitute Confidential Information of either Party, (b) if such publication or presentation involves a Proprietary Product or a Proprietary Combination, then the applicable portion of such publication or presentation related to the Proprietary Product or Proprietary Combination shall be subject to the review and prior written approval of the applicable Proprietary Product Party, such approval not to be unreasonably withheld, conditioned or delayed, and (c) as between the Parties, the Proprietary Product Party shall have the sole right to make any publications or presentations with respect to such Proprietary Product Party’s Proprietary Products -98- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

in its discretion and without compliance with this Section 9.5 (and the non-Proprietary Product Party shall have no right to do so), provided that, for clarity, with respect to this clause (c), to the extent the content of such publications or presentations relates to the Licensed Product or the use of such Proprietary Product in a Proprietary Combination, then such publications or presentations shall be subject to the provisions of this Section 9.5. Notwithstanding the foregoing provisions of this Section 9.5, with respect to any SeaGen Know-How that is specific to the Licensed Product (to the extent such SeaGen Program Know-How has not been previously publicly presented or published either (i) prior to the Effective Date or (ii) after the Effective Date in compliance with this Agreement), except as required by Applicable Law, SeaGen shall not publicly present or publish such SeaGen Know-How unless such presentation or publication is approved by Merck in writing, such approval not to be unreasonably withheld, conditioned or delayed; provided that, for clarity, the foregoing shall not limit or prevent SeaGen from publishing or presenting SeaGen Know-How that relates to the SeaGen Linker Technology generally or any SeaGen Proprietary Product that has been clinically developed or commercialized. The Parties will agree on a publication plan for Licensed Compounds and the Licensed Product through the JDC. 9.6 Publicity/Use of Names. 9.6.1 The Parties have mutually approved a joint press release attached hereto as Schedule 9.6.1 with respect to this Agreement and either Party may make subsequent public disclosure of the contents of such press release. Except as may be otherwise provided herein, neither Party shall issue any press release or make any public announcement concerning the terms of this Agreement or the transactions described herein without the prior written consent of the other Party; provided that this Section 9.6 shall not preclude any Party from issuing any such press release or making any such public announcement if such Party reasonably believes that any such release or announcement is (a) required by Applicable Law, or (b) required by the rules of any stock exchange on which such Party’s (or such Party’s Affiliates’) securities are listed. To the extent that a Party concludes in good faith that it is or may be required to make such a release or announcement or file or register this Agreement or a notification thereof with any Governmental Authority (including as may be required by the rules of any stock exchange on which such Party’s (or such Party’s Affiliates’) securities are listed) in accordance with the foregoing clause (a) or (b), as applicable, such Party agrees to consult and coordinate with the other Party with respect to such disclosure in accordance with Section 9.3 and, if applicable, the preparation and submission of a confidential treatment request for this Agreement in accordance with the remainder of this Section 9.6.1. Notwithstanding the foregoing, if a Party is required by Applicable Law to submit a description of the terms of this Agreement to or file a copy of this Agreement with any Governmental Authority as aforesaid and such Party has (i) promptly notified the other Party in writing of such requirement and any respective timing constraints, (ii) provided copies of the proposed disclosure or filing to the other Party reasonably in advance of such filing or other disclosure and (iii) given the other Party a reasonable time under the circumstances to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure or filing at the time and in the manner reasonably determined by its counsel to be required by Applicable Law or the applicable Governmental Authority. If a Party seeks to make a disclosure or filing as set forth in this Section 9.6.1 and the other Party provides comments within the respective time periods or constraints specified herein, the Party seeking to make such disclosure or filing will reasonably consider such comments and use good faith efforts to -99- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

incorporate such comments in the disclosure or filing; provided that prior to making any such filing of this Agreement, the Parties shall reasonably cooperate and use good faith efforts to agree on a redacted form of this Agreement to be so filed. 9.6.2 Except as may be otherwise provided herein, no Party or its Affiliate shall use the Corporate Marks or any other name or Trademark of the other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, without the prior express written permission of the other Party, except as may be required by Applicable Law. ARTICLE 10 PAYMENTS 10.1 Upfront Payment. In consideration of the licenses and other rights granted to Merck herein by SeaGen, subject to the terms and conditions of this Agreement, Merck shall pay to SeaGen, within [ * ] Business Days following the Effective Date, a one-time, non-refundable and non-creditable upfront payment in the amount of Six Hundred Million Dollars ($600,000,000). 10.2 Development Milestones. 10.2.1 Development Milestone Payments. In further consideration for the licenses and other rights granted to Merck herein by SeaGen, subject to the terms and conditions of this Agreement (including Section 16.4.2(b)(viii)), Merck will notify SeaGen within [ * ] Business Days following the first achievement of each milestone event described below in this Section 10.2.1 (each, a “Development Milestone Event”) by the Parties under this Agreement after the Effective Date with respect to the first Licensed Product to achieve the applicable Development Milestone Event, and Merck shall thereafter pay the corresponding payment amounts set forth below associated with the applicable Development Milestone Event in accordance with Section 10.2.2 (each, a “Development Milestone Payment”): Development Milestone Development Milestone Event Payment (in U.S. Dollars) 1. [ * ] [ * ] 2. [ * ] [ * ] 3. [ * ] [ * ] 4. [ * ] [ * ] 5. [ * ] [ * ] 6. [ * ] [ * ] 7. [ * ] [ * ] -100- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Development Milestone Development Milestone Event Payment (in U.S. Dollars) 8. [ * ] [ * ] 9. [ * ] [ * ] 10. [ * ] [ * ] 11. [ * ] [ * ] 12. [ * ] [ * ] 13. [ * ] [ * ] 14. [ * ] [ * ] 15. [ * ] [ * ] 16. [ * ] [ * ] 17. [ * ] [ * ] 18. [ * ] [ * ] 19. [ * ] [ * ] 20. [ * ] [ * ] 21. [ * ] [ * ] 22. [ * ] [ * ] With respect to the Development Milestone Events the following shall apply: (a) With respect to Development Milestones Events [ * ], if a given [ * ], then Development Milestone Event [ * ] will be deemed achieved as of [ * ] and the corresponding Development Milestone Payment shall be due and payable by Merck. (b) if Development Milestone Event [ * ] is skipped and not paid, but Development Milestone Event [ * ] is subsequently achieved [ * ], then upon achievement of Development Milestone Event [ * ], Development Milestone Event [ * ] will be deemed achieved and the corresponding Development Milestone Payment shall be due and payable by Merck with the Development Milestone Payment corresponding to Development Milestone Event 3. (c) if Development Milestone Event [ * ] is skipped and not paid, but Development Milestone Event [ * ] is subsequently achieved [ * ], then upon achievement of -101- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Development Milestone Event [ * ], Development Milestone Event [ * ] will be deemed achieved and the corresponding Development Milestone Payment shall be due and payable by Merck with the Development Milestone Payment corresponding to Development Milestone Event [ * ]. (d) The achievement of Development Milestone Event [ * ]. If any one of Development Milestone Events [ * ] shall be payable at [ * ]. (e) The achievement of Development Milestone Event [ * ]. If any one of Development Milestone Events [ * ] shall be payable at [ * ]. (f) The achievement of Development Milestone Event [ * ]. If any one of Development Milestone Events [ * ] shall be payable at [ * ]. (g) The achievement of Development Milestone Event [ * ]. If any one of Development Milestone Events [ * ] shall be payable at [ * ]. (h) The achievement of Development Milestone Event [ * ]. If any one of Development Milestone Events [ * ] shall be payable at [ * ]. (i) If [ * ], then the applicable Development Milestones Events [ * ]. (j) Notwithstanding the foregoing [ * ]. (k) Each of the foregoing Development Milestone Payments in this Section 10.2.1 shall be payable a maximum of one (1) time, for the first Licensed Product (which, for clarity, need not be the same Licensed Product that achieved any other Development Milestone Event) to achieve the applicable Development Milestone Event as set forth in the foregoing chart regardless of the number of Licensed Products achieving the applicable Development Milestone Event (i.e., a maximum of [ * ] Development Milestone Payments may be made pursuant to this Section 10.2.1), and no Development Milestone Payment shall be due hereunder for subsequent or repeated achievement of a given Development Milestone Event ([ * ]). For the avoidance of doubt, the maximum amount payable by Merck pursuant to this Section 10.2.1 is Eight Hundred and Fifty Million Dollars ($850,000,000), assuming that each of the Development Milestone Events in this Section 10.2.1 were achieved. 10.2.2 Invoice and Payment of Development Milestone Payments. Following delivery of notification by Merck to SeaGen (or if the JDC determines and notifies the Parties via the JSC) that the applicable Development Milestone Event has been achieved by the Parties (including through their respective Affiliates and sublicensees) pursuant to this Agreement, SeaGen shall invoice Merck for the applicable Development Milestone Payment, and Merck shall pay such Development Milestone Payment within [ * ] days after receipt of the invoice therefor. Each Development Milestone Payment is non-refundable and non-creditable. 10.3 Commercial Milestones. 10.3.1 Commercial Milestones Payments. In further consideration for the licenses and other rights granted to Merck herein by SeaGen, subject to the terms and conditions -102- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

of this Agreement, the JFC will notify the Parties within [ * ] days after the end of the Calendar Quarter during which a given milestone event described below in this Section 10.3.1 (each, a “Commercial Milestone Event” and together with any Development Milestone Event, each, a “Milestone Event”) was first achieved by the Parties under this Agreement after the Effective Date with respect to the first Licensed Product to achieve the applicable Commercial Milestone Event, and Merck shall thereafter pay the applicable amounts set forth below associated with the applicable Commercial Milestone Event in accordance with Section 10.3.2 (each, a “Commercial Milestone Payment” and together with any Development Milestone Payment, each, a “Milestone Payment”): Commercial Milestone Event Commercial Milestone [ * ] Payment (in U.S. Dollars) 1. [ * ] [ * ] 2. [ * ] [ * ] 3. [ * ] [ * ] 4. [ * ] [ * ] 5. [ * ] [ * ] 6. [ * ] [ * ] Each of the foregoing Commercial Milestone Events in this Section 10.3.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of times the applicable Commercial Milestone Event was achieved (i.e., a maximum of [ * ] Commercial Milestone Payments may be made pursuant to this Section 10.3.1), and no Commercial Milestone Payment shall be due hereunder for any subsequent or repeated achievement of a given Commercial Milestone Event ([ * ]). For the avoidance of doubt, the maximum amount payable by Merck pursuant to this Section 10.3.1 is One Billion Seven Hundred Fifty Million Dollars ($1,750,000,000), assuming that each of the Commercial Milestone Events in this Section 10.3.1 were achieved. For clarity, (a) [ * ], including for [ * ], (b) subject to the foregoing sub-clause (a) of [ * ] shall [ * ] and (c) if [ * ], then the [ * ] for [ * ] shall be [ * ]. 10.3.2 Invoice and Payment of Commercial Milestone Payments. Following delivery of notification by the JFC to the Parties that the applicable Commercial Milestone Event has been achieved by the Parties pursuant to this Agreement, SeaGen shall invoice Merck for the applicable Commercial Milestone Payment, and Merck shall pay such Commercial Milestone Payment within [ * ] days after receipt of the invoice therefor. Each Commercial Milestone Payment is non-refundable and non-creditable. 10.4 Sharing of Costs and Revenues for Licensed Compounds and the Licensed Product Generally. 10.4.1 Generally. With respect to Licensed Compounds and the Licensed Product, (a) on a worldwide basis, the Parties shall share all Allowable Development Costs on the basis of fifty percent (50%) to Merck and fifty percent (50%) to SeaGen; (b) on a worldwide basis, -103- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the Parties shall share all Allowable Joint IP Costs on the basis of fifty percent (50%) to Merck and fifty percent (50%) to SeaGen; (c) on a worldwide basis, the Parties shall share all Allowable Commercialization Costs on the basis of fifty percent (50%) to Merck and fifty percent (50%) to SeaGen; and (d) on a worldwide basis, the Parties shall share Licensed Product Net Sales and Sublicensee Revenues, in each case, received pursuant to this Agreement, on the basis of fifty percent (50%) to Merck and fifty percent (50%) to SeaGen, in each case ((a), (b), (c) and (d)), which shall be paid as set forth in Section 10.4.2. Notwithstanding the financial definitions herein, the Parties acknowledge and agree that no cost or expense, and no revenues, shall be included in the Allowable Development Costs, Allowable Commercialization Costs or Allowable Joint IP Costs, or in the calculation of Cost of Goods Manufactured or Licensed Product Net Sales or Sublicensee Revenues, if inclusion therein would result in a duplication or double-counting of the same cost or expense or the same revenue. 10.4.2 Calculation and Payment of Shared Costs and Revenues. During the Term, the following shall apply: (a) Within [ * ] days after the end of each Calendar Quarter, each Party shall provide to the other Party and the Financial Managers, in a format to be mutually agreed by the Financial Managers, (i) a detailed, activity-based statement of its (and its Affiliates’) Allowable Development Costs and Allowable Joint IP Costs, including an itemized breakdown of the calculation of Development FTE Costs included in the Allowable Development Costs (each, a “Development Cost Report”), and (ii) a detailed, activity-based statement of its (and its Affiliates) Allowable Commercialization Costs (each, a “Commercialization Cost Report” and, together with the corresponding Development Cost Report, the “Cost Reports”), including an itemized breakdown of the calculation of each element of Allowable Commercialization Costs (including Sales and Marketing Expenses, Allowable Promotion FTE Costs, Allowable Field Force FTE Costs, Cost of Goods Manufactured and Third Party Payments), in each case of (i) and (ii), to the extent incurred in such Calendar Quarter (or a good faith estimate of any portions thereof where actuals are not known as of such time). The Costs Reports shall be in a format to be agreed upon by the Financial Managers. To the extent that any such Allowable Development Costs, Allowable Joint IP Costs or Allowable Commercialization Costs reported pursuant to this Section 10.4.2(a), were estimated, the relevant Party shall provide actual cost information with the next Calendar Quarter’s quarterly Development Cost Report or Commercialization Cost Report, as applicable, and the provisions of Section 10.4.2(b) shall apply to properly allocate between the Parties any amount by which such actual costs exceeded or were less than the estimated costs. For clarity, Allowable Development Costs, Allowable Joint IP Costs and Allowable Commercialization Costs for each Calendar Quarter may include accruals/estimates, and those accruals/estimates will be trued up to actual costs each Calendar Quarter as part of the cost reporting for the following Calendar Quarter. (b) Within [ * ] days after the end of each Calendar Quarter, the Financial Managers shall provide to Merck, SeaGen and the JSC a written report (each, a “Cost Reconciliation Report”) setting forth, in a format to be mutually agreed by the Financial Managers, the calculations of (i) the Allowable Development Costs and Allowable Joint IP Costs, and each Party’s share of such Allowable Development Costs and Allowable Joint IP Costs, and (ii) the Allowable Commercialization Costs and each Party’s share of such Allowable -104- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Commercialization Costs. Such Cost Reconciliation Report shall include for such Calendar Quarter, the (A) total Allowable Development Costs, total Allowable Joint IP Costs and total Allowable Commercialization Costs incurred by each Party, and each Party’s respective proportionate share thereof, and (B) the net payment due from one Party to the other Party in accordance with Section 10.4.1. Each Party shall promptly following receipt of each Cost Reconciliation Report issue an invoice to the other Party for any such net payment due to such Party from such other Party in accordance with Section 10.4.1. Any net payment owed from one Party to the other Party shall be paid within [ * ] days following receipt of such invoice; provided that if a Party disputes an amount provided in such Cost Reconciliation Report, then such disputed amount shall be reviewed by the JSC (provided, however, that in the event that the JSC is unable to resolve the issue, either Party shall have the right to have an independent auditor examine the applicable records in order to resolve such issue pursuant to Section 10.6, which determination shall be binding on the Parties absent manifest error), and any net payment owed with respect to the undisputed amounts shall be paid within such [ * ] day period (and the disputed amount, if determined to be owed, shall be paid within [ * ] Business Days of resolution of the dispute). If requested by Merck or SeaGen, any invoices or other supporting documentation for any payments to a Third Party that individually exceed [ * ] shall be promptly provided. (c) Within [ * ] days after the end of each Calendar Quarter, each Party shall provide to the other Party and the Financial Managers, in a format to be mutually agreed by the Financial Managers, (i) a detailed statement of its (and each of its Affiliate’s) Licensed Product Net Sales with respect to the applicable Licensed Product for the Territory (including the calculation thereof, including a breakdown of Licensed Product Net Sales (and the calculation thereof)) and (ii) a detailed statement of Sublicensee Revenues for such Calendar Quarter with respect to the applicable Licensed Product for the Territory, as well as details of any adjustments to be made to the amounts submitted in the previous Calendar Quarter in the previous Revenue Report (each, a “Revenue Report”). The Revenue Report shall be in a format to be agreed upon by the Financial Managers. (d) Within [ * ] days after the end of each Calendar Quarter, the Financial Managers shall provide to Merck, SeaGen and the JSC a written report (each, a “Revenue Reconciliation Report”) setting forth, in a format to be mutually agreed by the Financial Managers prior to the First Commercial Sale of Licensed Product in the Territory, (i) the total Licensed Product Net Sales and Sublicensee Revenues for the applicable Licensed Product for the Territory, the amount of Licensed Product Net Sales and Sublicensee Revenues for the applicable Licensed Product for the Territory recognized by each Party, and each Party’s share of such Licensed Product Net Sales and Sublicensee Revenues for the applicable Licensed Product for the Territory, and (ii) the net payment due from one Party to the other Party in accordance with Section 10.4.1. Each Party shall promptly following receipt of each Revenue Reconciliation Report issue an invoice to the other Party for any such net payment due to such Party from such other Party in accordance with Section 10.4.1. Any net payment owed from one Party to the other Party shall be paid within [ * ] days following receipt of such invoice; provided that if a Party disputes an amount provided in such Revenue Reconciliation Report, then such disputed amount shall be reviewed by the JSC (provided, however, that in the event that the JSC is unable to resolve the issue, then either Party shall have the right to have an independent auditor examine the applicable records in order to resolve such issue pursuant to Section 10.6, which determination -105- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

shall be binding on the Parties absent manifest error), and any net payment owed with respect to the undisputed amounts shall be paid within such [ * ] day period (and the disputed amount, if determined to be owed, shall be paid within [ * ] Business Days of resolution of the dispute). (e) For planning purposes, at least [ * ] days prior to the end of a given Calendar Quarter, each Party shall report to the other Party and the Financial Managers its non- binding estimated Sublicensee Revenues, Allowable Development Costs, Allowable Joint IP Costs, Allowable Commercialization Costs and, with effect from First Commercial Sale, Licensed Product Net Sales, in each case, for the current Calendar Quarter (which shall be based on the estimated actual amounts for the [ * ] months of such Calendar Quarter and the forecasted amounts for the last month of such Calendar Quarter); provided that, for clarity, the Parties shall not be required to reconcile such estimates with the actual amounts. (f) All costs and expenses and revenues pursuant to this Section 10.4.2 shall be recorded and reported consistent with such Party’s Accounting Standards, consistently applied, and shall be reported in U.S. Dollars (with currency conversions as set forth in Section 10.5). (g) The Financial Managers may determine to consolidate the Cost Reconciliation Report and Revenue Reconciliation Report in order to result in one net payment by the applicable Party. In addition, if agreed to by the Parties (such agreement not to be unreasonably withheld, conditioned or delayed), the Parties shall have the right to reconcile amounts within the Cost Reconciliation Report and Revenue Reconciliation Report at the local country level, on a case-by-case basis; provided that any such amounts shall not also be counted in Section 10.4.1 in order to avoid duplication. (h) The Parties acknowledge and agree that the Cost of Goods Manufactured, the Development FTE Rates, Medical Affairs FTE Rates, Promotion FTE Rates and Field Force FTE Rates represent fair market value for the provision of the applicable services for which such amounts are paid and represent arms’-length negotiated amounts. The Development FTE Rates, Medical Affairs FTE Rates, Promotion FTE Rates and Field Force FTE Rates shall be reviewed annually by the Parties and may be adjusted by mutual written agreement of the Parties to the extent the Parties mutually determine that an adjustment is necessary to comply with the arm’s-length standard under Applicable Law. (i) Notwithstanding anything to the contrary set forth herein, (i) when calculating the Parties’ Allowable Commercialization Costs, Allowable Development Costs and Allowable Joint IP Costs, any amount of, or in respect of, recoverable VAT incurred by each Party (or its Affiliates) in respect of any item of expenditure or cost that forms a component of such calculations shall be excluded and (ii) when calculating Licensed Product Net Sales and Sublicensee Revenues, any amount of, or in respect of, VAT in respect of any item of revenue that forms a component of such calculations shall be excluded. (j) Each Party shall consider in good faith other reasonable procedures proposed by the other Party for sharing applicable financial information hereunder in order to permit each Party to close its books periodically in a timely manner. -106- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

10.4.3 Costs other than Allowable Costs. For the avoidance of doubt, each Party shall be solely responsible for any costs and expenses (including any payments arising under any agreements between such Party (or its Affiliates) and Third Party licensors, including such payments arising from the grant of rights to, or exercise of rights by, the other Party (or any of its Affiliates or sublicensees) hereunder) incurred by it (or its Affiliate) in connection with the Development, Manufacture or Commercialization of Licensed Compound and Licensed Product, other than such costs and expenses that are included in the Allowable Development Costs, Allowable Joint IP Costs or Allowable Commercialization Cost as set forth in this Agreement (which shall be shared by the Parties as set forth in this Section 10.4). 10.5 Payment Terms. 10.5.1 Currency Exchange; Offset. All payments to be made by a Party under this Agreement shall be made in U.S. Dollars, by wire transfer, pursuant to the instructions of the Party receiving payment, as designated from time to time. To the extent any costs and expenses shared by the Parties hereunder are incurred in a currency other than U.S. Dollars, the applicable expense shall be converted into U.S. Dollars by the incurring Party on a monthly basis using as a rate of exchange the average actual foreign currency exchange rate for the month in which the expense is incurred according to the exchange rates utilized by the applicable Party in its own internal accounting system, consistently applied. Likewise, to the extent Licensed Product is sold in a currency other than U.S. Dollars, the amount received shall be converted into U.S. Dollars on a monthly basis using as a rate of exchange the average actual foreign currency exchange rate for the month in which the sale is made according to the exchange rates utilized by the applicable Party in its own internal accounting system, consistently applied. Unless otherwise agreed to by the Parties, neither Party shall have the right to offset any payment that is owed by the other Party but not paid against any payments owed by such Party, if any, under this Agreement. 10.5.2 Late Payments. Any undisputed payments or portions thereof due hereunder that are not paid on the date such payments are due under this Agreement shall bear interest at a rate equal to the lesser of: (a) [ * ] or (b) the maximum rate permitted by Applicable Laws; in each case calculated on the number of days such payment is delinquent (provided that if the payment is disputed, such interest shall be calculated from the time that the dispute is resolved), compounded monthly. 10.6 Recordkeeping and Audit. 10.6.1 Each Party and its Affiliates shall maintain complete and accurate books and records of account, in accordance with its applicable Accounting Standards, of all transactions and other business activities under this Agreement and the Ancillary Agreements, sufficient to confirm the accuracy of all financial reports furnished by a Party to the other Party under this Agreement or the Ancillary Agreements, as applicable, and all charges or payments by a Party to the other Party under this Agreement or the Ancillary Agreements. For [ * ] years after the end of the applicable Calendar Year, upon reasonable written notice to a Party, but no more than once per Calendar Year, such Party shall permit an independent certified public accountant of national standing designated by the other Party to audit such books and records of account of such Party in order to confirm the accuracy and completeness of all such reports and all such charges or -107- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

payments. The accounting firm shall disclose to the Party requesting the audit only whether the audited reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to the Party requesting the audit. 10.6.2 The Party requesting an audit shall bear all costs and expenses incurred in connection with any such audit; provided, however, that if any such audit identifies any underpayments by the audited Party hereunder or overpayments by the auditing Party hereunder, in each case, that are the fault of the audited Party, in excess of [ * ] percent ([ * ]%) of the amount actually payable, or [ * ] U.S. Dollars ($[ * ]), whichever is greater, then, in addition to paying the full amount of such underpayment or overpayment, the audited Party shall reimburse the other Party for all reasonable costs and expenses incurred by such Party in connection with such audit. 10.6.3 Each Party shall be required to maintain books and records for the greater of (a) [ * ] or (b) for as long as either Party is required by applicable tax law to maintain such books and records. Upon the expiration of [ * ] following the end of any Calendar Year, the cost sharing and revenue sharing calculations as set forth in Section 10.4 with respect to such Calendar Year shall be binding and conclusive upon both Parties. Unless an audit is ongoing with respect to such period, the Parties shall be released from any liability or accountability with respect to said calculations for such Calendar Year. 10.6.4 The Party requesting an audit shall treat all financial information subject to review under this Section 10.6 in accordance with the confidentiality and non-use provisions of Article 9, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with the audited Party obligating it to retain all such information in confidence pursuant to such confidentiality agreement. 10.7 Taxes. 10.7.1 VAT. Any consideration due under this Agreement is exclusive of VAT. If any VAT will be chargeable on any of the transactions contemplated under this Agreement and is payable to the respective tax authority by the Party making the supply or providing the service for VAT purposes, upon receipt of a valid invoice in accordance with the applicable VAT law from the supplying or service providing Party, the other Party shall pay such VAT in addition to the consideration otherwise due. 10.7.2 Withholding Taxes. Any Party (the “Paying Party”) required to make a payment pursuant to this Agreement to the other Party (the “Payee”) shall be entitled to deduct or withhold from the amount payable the tax for which the Paying Party is liable to deduct or withhold under any provisions of applicable tax law. If the withholding tax is eliminated, or the withholding tax rate is reduced, in each case, according to the provisions of an applicable double tax treaty or regulations applicable thereto, then no deduction or withholding shall be made or a reduced amount shall be deducted or withheld, in each case as applicable, only if the Paying Party is timely furnished with necessary documents or certification to the effect that the payment is exempt from tax or subject to a reduced tax rate or the Payee otherwise satisfies the requirements to obtain the treaty benefit in question. Any withheld tax shall be treated as having been paid by the Paying Party to the Payee for all purposes of this Agreement. The Paying Party shall timely forward to the Payee any tax receipts received by it or reasonably available to it certifying the payments of -108- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

withholding tax on behalf of the Payee. In the event such receipts are not available, the Paying Party shall provide the Payee with such proof of payment of such tax as may be reasonably acceptable to the Payee. If the Paying Party failed to deduct or withhold tax required by Applicable Law, the Payee shall indemnify and hold harmless the Paying Party from any such taxes (including any interest, penalties or additions to tax imposed thereto) and further shall assist the Paying Party with regard to all procedures required in order to obtain relief and, if appropriate, reimbursement by tax authorities (including providing proof, if applicable, that the appropriate tax has in fact been paid by the Payee) or, in case tax authorities will not reimburse withholding tax to the Paying Party, the Payee will immediately pay to the Paying Party (for remittance to the appropriate taxing authority to the extent not previously paid to such authorities by the Paying Party) the amount of such tax (including any interest, penalties or additions to tax imposed thereto) not previously paid by the Payee to the appropriate taxing authority. 10.7.3 Tax Cooperation. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Applicable Law, of withholding taxes, VAT or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or VAT. ARTICLE 11 REPRESENTATIONS, WARRANTIES AND COVENANTS 11.1 Representations and Warranties of Each Party. Each Party represents and warrants to the other Party, as of the Effective Date (provided that, solely to the extent a representation below in this Section 11.1 relates to an Ancillary Agreement, such representation shall be deemed to be made as of the date the applicable Ancillary Agreement has been duly executed by each Party (or its or their applicable Affiliates)), that: 11.1.1 it is duly organized, validly existing and in good standing in its jurisdiction of organization; 11.1.2 it and its applicable Affiliates have the requisite corporate or other company power and authority to enter into this Agreement and each Ancillary Agreement to which it is a party and to perform its obligations hereunder and thereunder; 11.1.3 this Agreement has been duly executed by it and is legally binding upon it and enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity); 11.1.4 when each Ancillary Agreement has been duly executed by such Party or its applicable Affiliate, such Ancillary Agreement will be legally binding upon it or its applicable Affiliate and enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity); -109- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

11.1.5 the execution and delivery of this Agreement by it and each Ancillary Agreement by it or its applicable Affiliate and the performance by it or its applicable Affiliate of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or other company action and do not violate (a) such Party’s or its applicable Affiliate’s charter documents, bylaws or other organizational documents, (b) any agreement, instrument or contractual obligation to which such Party or its applicable Affiliate is bound, (c) in any material respect, any Applicable Law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party or its applicable Affiliate or (d) any order, writ, judgment, injunction, decree or award of any Governmental Authority presently in effect and applicable to such Party or its Affiliates; and 11.1.6 except for (a) FDA, EMA or other regulatory approvals, licenses, clearances and the like necessary for the development, manufacture, sales or marketing of pharmaceutical products, and (b) any required filing with the U.S. Securities and Exchange Commission (SEC) or equivalent filings with regard to this transaction in other countries, no authorization, consent, approval, exemption of or filing or registration with (i) any court or Governmental Authority under Applicable Law is or shall be necessary for, or in connection with, the entering into of this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby, or for the performance by it and its Affiliates of their respective obligations under this Agreement and the Ancillary Agreements, or (ii) any other Person is or shall be necessary for, or in connection with, the entering into of this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby. 11.2 Additional SeaGen Representations and Warranties. Except as otherwise set forth on Schedule 11.2 (the “SeaGen Disclosure Schedules”), SeaGen represents and warrants to Merck, as of the Effective Date, that: 11.2.1 SeaGen has the right, power and authority to grant the rights and licenses granted to Merck hereunder, and SeaGen has obtained all necessary consents and fulfilled all necessary conditions, if any, to grant the rights and licenses to Merck hereunder, and the rights and licenses granted (or purported to be granted) to Merck hereunder does not conflict with any agreement between SeaGen (or its Affiliate) and any Third Party. 11.2.2 The Patent Rights listed on Schedule 1.139 are all included within the SeaGen Patents. To SeaGen’s knowledge, all SeaGen Patents listed on Schedule 1.139 are valid and enforceable Patent Rights (or in the case of patent applications, applied for). All SeaGen Patents are filed and maintained properly and correctly and all applicable fees have been paid on or before any final due date for payment. SeaGen has complied with all Applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the SeaGen Patents. 11.2.3 SeaGen is the sole and exclusive owner of, or otherwise Controls, the SeaGen Technology. All of the SeaGen Product-Specific Know-How, the SeaGen Linker Product- Specific Know-How, the SeaGen Product-Specific Patents and the SeaGen Linker Product- Specific Patents (collectively, the “SeaGen Product-Specific Technology”) that is owned by SeaGen or its Affiliate are free and clear of liens, charges and encumbrances. Schedule 1.139 sets -110- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

forth a complete and accurate list of the SeaGen Patents (including all application number and filing dates, registration numbers and dates, jurisdictions and owner(s)). SeaGen (and its Affiliates) do not own or control (through license or otherwise) any (A) Patent Rights other than those Patent Rights included within the SeaGen Patents and set forth on Schedule 1.139 or (B) any Know-How other than the Know-How included within the SeaGen Know-How, in each case of (A) and (B), that is necessary or reasonably useful to Develop, Manufacture or Commercialize the Licensed Compound or Licensed Product (for clarity, in the form the Licensed Compound and the Licensed Product exist as of the Effective Date). 11.2.4 SeaGen has obtained from each inventor of the SeaGen Patents that are listed on Schedule 1.139 and indicated on Schedule 1.139 as being owned by SeaGen or any of its Affiliates agreements that have assigned to SeaGen or its Affiliate each such inventor’s entire right, title and interest in and to the applicable SeaGen Patents, and, to SeaGen’s Knowledge, each such agreement is valid and enforceable. 11.2.5 Neither SeaGen nor any of its Affiliates has granted any Third Party, and neither SeaGen nor any of its Affiliates is under any obligation to grant any Third Party any right to research, develop, manufacture or commercialize any Licensed Compound, Licensed Product or Competing Product (including any rights or licenses under the SeaGen Technology to research, develop, manufacture or commercialize any Licensed Compound, Licensed Product or any Competing Product), other than (i) the rights granted to SeaGen’s Third Party contract manufacturers to manufacture the Licensed Compound, Licensed Product and Next Generation Compounds on behalf of SeaGen and (ii) the rights granted to SeaGen’s Third Party contract research organizations to conduct development activities on behalf of SeaGen with respect to the Licensed Compound, Licensed Product and Next Generation Compounds. 11.2.6 Neither SeaGen nor any of its Affiliates is subject to, or bound by, any exclusivity provisions, non-compete provisions or other similar types of provisions or obligations pursuant to any agreement with a Third Party or otherwise that would limit or restrict in any way SeaGen or any of its Affiliates from researching, developing, making, having made, importing, using, selling, offering to sell or otherwise exploiting the Licensed Compound or Licensed Product as set forth herein, or granting the rights to Merck to do so as set forth herein. 11.2.7 To SeaGen’s knowledge, the use or other exploitation of the SeaGen Product-Specific Technology, as contemplated under this Agreement, (i) does not and will not infringe any valid, enforceable and unexpired issued Patent Right of any Third Party or misappropriate any Know-How or other intellectual property of any Third Party and (ii) does not and will not infringe the claims of any published Third Party patent application if such claims were validly issued in their current form. To SeaGen’s knowledge, the use, Development, Manufacture and Commercialization of the Licensed Compound or Licensed Product, in each case, as contemplated under this Agreement, (a) does not and will not infringe any valid, enforceable and unexpired issued Patent Right of any Third Party or misappropriate any Know-How or other intellectual property of any Third Party and (b) does not and will not infringe the claims of any published Third Party patent application if such claims were validly issued in their current form. -111- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

11.2.8 There is no (a) actual claim, litigation, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action, whether civil, criminal, administrative or regulatory, pending, or, to SeaGen’s knowledge, threatened in writing by any Third Party against SeaGen or any of its Affiliates or (b) judgment or settlement against or owed by SeaGen or any of its Affiliates, in each case ((a) or (b)), in connection with the SeaGen Technology or Licensed Compound or Licensed Product, including any of the foregoing that is (i) alleging that the issued patents in the SeaGen Patents are invalid or unenforceable, or the patent applications in the SeaGen Patents will, upon issuance, be invalid or unenforceable, (ii) alleging that the conception, development, generation, reduction to practice, disclosing, copying, making, assigning or licensing of the SeaGen Technology or the practice thereof infringes or would infringe any Patent Rights of any Person or misappropriates or would misappropriate any Know-How or other intellectual property right of any Person, or (iii) relating to any design defect, failure to warn or product liability claim or action for the Licensed Compound or Licensed Product. As used in this section, “proceeding” excludes those pertaining to prosecution of Patent Rights (and communications attendant thereto) between SeaGen (or its Affiliate) and the relevant Governmental Authority without participation of a Third Party contestant or challenger. 11.2.9 Schedule 1.134 sets forth a complete and accurate list of all agreements between SeaGen (or its Affiliate) and a Third Party entered into prior to the Effective Date pursuant to which SeaGen (or its Affiliate) Controls any Patent Rights or Know-How included within the SeaGen Patents or SeaGen Know-How (other than (i) agreements with SeaGen’s (or its Affiliate’s) employees and agreements with independent contractors and service providers entered into in the ordinary course of SeaGen’s (or its Affiliate’s) business, in each case, pursuant to which such employee, independent contractor or service provider, as applicable, assigns its right, title and interest to such Patent Rights and Know-How to SeaGen (or its Affiliate), and (ii) agreements entered into in the ordinary course of business with service providers under which SeaGen (or its Affiliate) is granted customary licenses to the provider’s proprietary technology). SeaGen has provided Merck with true, correct and complete copies of all SeaGen Existing In-Licenses. Neither SeaGen nor its Affiliates are in breach or default under any SeaGen Existing In-License, nor, to SeaGen’s knowledge, is any counterparty thereto in breach of any SeaGen Existing In-License, and neither SeaGen nor its Affiliates have received any written notice of breach or default with respect to any SeaGen Existing In-License. The SeaGen Existing In-Licenses are in full force and effect. There are no terms or conditions in any SeaGen Existing In-License (or any other agreement between SeaGen or any of its Affiliates and a Third Party) that (a) would prevent Merck from exercising, or otherwise conflict with, the rights and licenses granted to Merck under this Agreement, including with respect to the prosecution, maintenance, enforcement or defense of any SeaGen Product-Specific Technology, or (b) would require SeaGen or any of its Affiliates to grant any Third Party rights under any Program Know-How or Program Patents. 11.2.10Except pursuant to the SeaGen Existing In-Licenses set forth on Schedule 1.134, neither SeaGen nor any of its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or delivery of this Agreement, or as a result of the grant or exercise of any of the rights or licenses granted to Merck under this Agreement. 11.2.11Schedule 1.133 sets forth a complete and accurate list of all agreements between SeaGen (or its Affiliate) and a Third Party entered into prior to the Effective Date and in -112- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

force as of the Effective Date pursuant to which SeaGen (or its Affiliate) has engaged a Third Party to Manufacture the Licensed Compound or Licensed Product. SeaGen has provided Merck with true, correct and complete copies of all SeaGen Existing CMO Agreements. Neither SeaGen nor its Affiliates are in breach or default under any SeaGen Existing CMO Agreement, nor, to SeaGen’s knowledge, is any counterparty thereto in breach of any SeaGen Existing CMO Agreement, and neither SeaGen nor its Affiliates have received any written notice of breach or default with respect to any SeaGen Existing CMO Agreement. The SeaGen Existing CMO Agreements are in full force and effect. 11.2.12SeaGen has provided to Merck, prior to the Effective Date, true, correct and complete copies of all material data and information in SeaGen’s or any of its Affiliates’ control regarding the quality, efficacy or safety of the Licensed Compound or Licensed Product, and all quality, efficacy and safety data and information provided or otherwise made available to Merck (or any of its Affiliates) is true, correct and complete in all material respects. As of the Effective Date, all information, documents and materials provided or otherwise made available in writing by or on behalf of SeaGen to Merck (or any of its Affiliates) on or prior to the Effective Date in contemplation of this Agreement was and is true, correct and complete in all material respects, and such information, documents and materials do not (a) contain any untrue statement of a material fact or (b) omit any fact that would cause the statements or facts or information contained therein, in light of the circumstances under which they were made, to be misleading in any material respect. 11.3 Additional SeaGen Representations and Warranties with Respect to the Licensed Compound and the Licensed Product. Except as otherwise set forth in the SeaGen Disclosure Schedules, SeaGen further represents and warrants to Merck as of the Effective Date, that: 11.3.1 Schedule 11.3.1 sets forth all of the INDs, MAAs and Marketing Authorizations for the Licensed Compound or Licensed Product, as applicable, in the name of, or otherwise held by or on behalf of, SeaGen or any of its Affiliates in the Territory. To SeaGen’s knowledge, except as set forth on such Schedule, no other Person has obtained, or filed for, any INDs, MAAs or Marketing Authorizations for the Licensed Compound or Licensed Product in the Territory. Each of the INDs, MAAs and Marketing Authorizations set forth on Schedule 11.3.1 have been approved by the FDA or other applicable Regulatory Authority and, are in full force and good standing, and neither SeaGen nor any of its Affiliates has received any notice in writing, or otherwise has knowledge of any facts, which have, or would reasonably be expected to have, led SeaGen (or its Affiliate) to believe that any of the INDs, MAAs or Marketing Authorizations relating to the Licensed Compound or Licensed Product are not currently in, or may not with the passage of time remain in, good standing with the FDA or other applicable Regulatory Authority. 11.3.2 SeaGen has provided Merck access to all material correspondence between SeaGen (or any of its Affiliates) and the FDA (or other Regulatory Authority) regarding the Licensed Compound or Licensed Product, including (a) reports of inspection observations from any Regulatory Authority related to manufacturing facilities where the Licensed Compound or Licensed Product are being manufactured, (b) establishment inspection reports from any Regulatory Authority, (c) any FDA Form 483s relating to the Licensed Compound or Licensed Product or any equivalent thereto from any Regulatory Authority in any applicable jurisdiction, -113- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(d) safety inquiries from any Regulatory Authority, (e) any input from any Regulatory Authority related to trial approvability, post-approval obligations, and notice of clinical hold, and (f) any notice, warning letter, regulatory letter, Section 305 notice, or any other similar communication to SeaGen or any of the Affiliates stating that their businesses were or are in material violation of any Applicable Law, or were or are the subject of any material pending, threatened or anticipated administrative agency or governmental or regulatory authority investigation, proceeding, review or inquiry; in each case ((a) through (f)), with respect to the Licensed Compound or Licensed Product. 11.3.3 Neither SeaGen nor any of its Affiliates (alone or with any Third Party) is conducting any clinical development of any Licensed Product or Competing Product except for the Ongoing Clinical Trials. 11.3.4 All research, development (including non-clinical studies and clinical studies) and manufacturing activities with respect to the Licensed Compound or the Licensed Product conducted by or on behalf of SeaGen or any of its Affiliates prior to the Effective Date, have been conducted in all material respects in accordance with all Applicable Law and SeaGen (and its Affiliates) has not employed or otherwise used in any capacity the services of any person or entity debarred under 21 U.S.C. § 335a (or foreign equivalent) in performing any such research, development (including non-clinical studies and clinical studies) or manufacturing activities prior to the Effective Date. Neither SeaGen nor any of its Affiliates, nor any of its or their respective directors, officers or employees, nor to SeaGen’s knowledge, any of its or its Affiliates’ respective agents, have made a knowingly false or fraudulent statement to any Regulatory Authority with respect to the Development of the Licensed Compound or Licensed Product, or knowingly failed to disclose a material fact required under Applicable Law to be disclosed to any Regulatory Authority with respect to the Development of the Licensed Compound or Licensed Product. 11.3.5 No Licensed Product has been recalled, withdrawn, suspended or discontinued (whether voluntarily or otherwise), and no warning letters or similar notices have been issued with respect to the Licensed Product by any Regulatory Authority, and to SeaGen’s knowledge no recall, withdrawal, suspension, discontinuance, warning letters or similar notices with respect to any Licensed Product is pending or threatened. 11.3.6 No funding from any government funding source has been used in the Development or Manufacture, in each case, by or on behalf of SeaGen (or any of its Affiliates), of the Licensed Compound or Licensed Product. No Development or Manufacture, in each case, by or on behalf of SeaGen (or any of its Affiliates), of the Licensed Compound or Licensed Product has been conducted under any government contract. No Know-How, Patent Rights or other intellectual property within the SeaGen Product-Specific Technology is a “subject invention” as defined under 48 CFR 27.301 (or foreign equivalent thereof). 11.4 Additional Covenants of SeaGen. At all times during the Term, SeaGen shall comply with the following: 11.4.1 SeaGen will not assign or otherwise transfer ownership of, or any other right title or interest in and to, any SeaGen Technology, except to the extent such assignment or transfer does not conflict with or adversely affect the licenses or other rights granted to Merck hereunder; -114- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

11.4.2 SeaGen will not grant to any Third Party any license or other rights to any SeaGen Technology, any Licensed Compound or the Licensed Product, if such license grant or other rights conflicts with the licenses or other rights granted to Merck hereunder; and 11.4.3 With respect to any SeaGen Existing In-License (or, subject to Section 2.5.2 and 2.5.3, any other Third Party In-License Agreement between SeaGen (or its Affiliate) and a Third Party) or SeaGen Existing CMO Agreement (collectively, the “SeaGen Agreements”), (a) SeaGen shall not (and shall cause its Affiliates not to) breach any SeaGen Agreement, and (b) to the extent within SeaGen’s (or its Affiliate’s) reasonable control, SeaGen shall (and shall cause its Affiliates to, as applicable) maintain the applicable SeaGen Agreement in full force and effect as it may relate to the Licensed Compound or Licensed Product or the SeaGen Technology (as related to the Licensed Compound or Licensed Product). SeaGen shall (and shall cause its Affiliates to, as applicable) enforce its rights under each SeaGen Agreement to the extent necessary to preserve the licenses, options and other rights granted to Merck under this Agreement. SeaGen shall not (and shall cause its Affiliates not to) amend, modify or terminate any SeaGen Existing In-License in a manner that could adversely impact the rights or licenses granted to Merck hereunder, or otherwise impose any additional obligations (including any increased financial obligations) on Merck hereunder, unless SeaGen obtains Merck’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). SeaGen shall keep Merck fully informed of any material development pertaining to any SeaGen Agreement (as related to the Licensed Compound or Licensed Product), and SeaGen will provide Merck with prompt written notice of any claim of a breach of which it is aware under any SeaGen Agreement or notice of termination of any SeaGen Agreement. 11.5 Additional Covenants of Merck. At all times during the Term, Merck shall comply with the following: 11.5.1 Merck will not assign or otherwise transfer ownership of, or any other right title or interest in and to, any Merck Technology in the Territory, except to the extent such assignment or transfer does not conflict with or adversely affect the rights granted to SeaGen hereunder; or 11.5.2 Merck will not grant to any Third Party any license or other rights to any Merck Technology in the Territory if such license grant or other rights conflicts with the rights granted to SeaGen hereunder. 11.5.3 Subject to Section 2.5.2 and 2.5.3, with respect to any Third Party In- License Agreement between Merck (or its Affiliate) and a Third Party (collectively, the “Merck Agreements”), (a) Merck shall not (and shall cause its Affiliates not to) breach any Merck Agreement, and (b) to the extent within Merck’s (or its Affiliate’s) reasonable control, Merck shall (and shall cause its Affiliates to, as applicable) maintain the applicable Merck Agreement in full force and effect as it may relate to the Licensed Compound or Licensed Product. Merck shall (and shall cause its Affiliates to, as applicable) to enforce its rights under each Merck Agreement to the extent necessary to preserve the licenses, options and other rights granted to SeaGen under this Agreement. Merck shall not (and shall cause its Affiliates not to) amend, modify or terminate any Merck Existing In-License in a manner that could adversely impact the rights or licenses granted -115- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

to SeaGen hereunder, or otherwise impose any additional obligations (including any increased financial obligations) on SeaGen hereunder, unless Merck obtains SeaGen’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed). Merck shall keep SeaGen fully informed of any material development pertaining to any Merck Agreement as related to the Licensed Compound or Licensed Product, and Merck will provide SeaGen with prompt written notice of any claim of a breach of which it is aware under any Merck Agreement or notice of termination of any Merck Agreement. 11.6 Non-Solicitation. During the period commencing on the Effective Date and ending on the [ * ] year anniversary of the Effective Date, with respect to the other Party’s (or its Affiliate’s) employees involved with the negotiation or performance of this Agreement or any Ancillary Agreement (each a “Restricted Employee”), each Party (a “Soliciting Party”) shall not, and shall cause its Affiliates (and any other Person engaged by such Soliciting Party or its Affiliate to act on its behalf for such purpose) not to, directly or indirectly, hire any Restricted Employee of the other Party (or any of its Affiliates), or take any action to solicit or encourage any such Restricted Employee to terminate his or her employment with the other Party (or any of its Affiliates), or to seek or accept employment or other affiliation with the Soliciting Party (or any of its Affiliates); provided, however, the Soliciting Party and its Affiliates shall not be restricted from (a) hiring or soliciting any such Restricted Employee of the other Party (or its Affiliates) through a general solicitation of employees (including through the use of general advertisement in the mass media, participation in job fairs or website postings) not specifically directed or targeted at any such persons or (b) hiring any such Restricted Employee of the other Party (or its Affiliates) who contacts the Soliciting Party on his or her own initiative without any direct or indirect solicitation from Soliciting Party (or any of its Affiliates). 11.7 Disclaimer. EACH PARTY ACKNOWLEDGES AND AGREES THAT EXCEPT AS SET FORTH IN THIS AGREEMENT (OR ANY ANCILLARY AGREEMENT), INCLUDING THIS ARTICLE 11, MERCK AND SEAGEN EXPRESSLY DISCLAIM ANY AND ALL REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY SPECIFICALLY EXCLUDED AND DISCLAIMED. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT ANY RESEARCH, DEVELOPMENT, MANUFACTURING OR COMMERCIALIZATION EFFORTS WITH REGARD TO THE LICENSED COMPOUNDS, LICENSED PRODUCTS OR NEXT GENERATION COMPOUNDS WILL BE SUCCESSFUL. ARTICLE 12 INTELLECTUAL PROPERTY 12.1 Intellectual Property Operating Committee. 12.1.1 Composition. Within [ * ] after the Effective Date, the Parties shall establish a committee to facilitate discussion and cooperation between the Parties with respect to intellectual property matters set forth under this Agreement, including the matters contemplated by this Article 12 (the “IPOC”). Each Party shall initially appoint at least one (1) employee of such Party or its Affiliates as representatives to the IPOC, each such representative (a) having -116- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

sufficient seniority and expertise in the prosecution, maintenance, enforcement and defense of Patent Rights or Trademarks to participate on the IPOC, and (b) to be duly authorized under their respective company’s internal governance procedures to carry out the activities given to them under this Agreement. The IPOC may change its size from time to time by mutual, unanimous consent of its members; provided that the IPOC shall consist at all times of an equal number of representatives of each of Merck and SeaGen. Each Party may replace one or more of its IPOC representatives at any time in its sole discretion upon written notice to the other Party. If agreed by the IPOC, the IPOC may invite non-members to participate in the discussions and meetings of the IPOC (e.g., trademark specialists from the Parties); provided that such participants are under obligations of confidentiality consistent with this Agreement. 12.1.2 No-Decision Making Authority. The Parties hereby agree and acknowledge that the IPOC shall be a forum for review and robust discussion with respect to the intellectual property matters under the purview of the IPOC, and for making recommendations to the Parties with respect thereto, but the IPOC shall not have specific decision-making authority. 12.1.3 Specific Responsibilities of the Intellectual Property Operating Committee. In addition to its general responsibilities, the IPOC shall, subject to the terms of this Agreement, in particular: (a) discuss issues relating to inventorship or ownership of Program Know-How in accordance with the terms of Section 12.3; (b) discuss, develop and coordinate strategies for obtaining, maintaining, defending and enforcing patent protection for the Joint Program Patents, SeaGen Product-Specific Patents and Merck Product-Specific Patents under this Agreement; (c) facilitate cooperation between the Parties pursuant to Section 12.4.3; (d) discuss, develop and coordinate strategies in connection with the selection, adoption, use, registration and enforcement of the Collaboration Marks; and (e) serve as a forum for the prompt disclosure of all material issues relating to the intellectual property that is the subject of this Agreement. 12.1.4 Meetings. The IPOC will meet on a Calendar Quarterly basis (or more or less frequently as the Parties may otherwise mutually agree), with the location for such meetings to be determined by the IPOC. The IPOC may meet in person or, alternatively, the IPOC may meet by means of teleconference, videoconference or other similar communications equipment. Each Party will bear the expense of its respective IPOC members’ participation in IPOC meetings. The IPOC shall be responsible for keeping reasonably detailed written minutes of all meetings of the IPOC. 12.1.5 Duration of the IPOC. The IPOC shall endure for the Term, and if mutually agreed to by the Parties, after the end of the Term (for such period of time as agreed to by the Parties). -117- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

12.2 Disclosure of Program Know-How. 12.2.1 Disclosure by Merck. Merck shall promptly disclose to SeaGen in writing the development, making, conception or reduction to practice of Joint Program Know-How as well as any Merck Program Know-How (other than Merck Proprietary Product Program Inventions) and any SeaGen Program Know-How. 12.2.2 Disclosure by SeaGen. SeaGen shall promptly disclose to Merck in writing the development, making, conception or reduction to practice of Joint Program Know- How, as well as any SeaGen Program Know-How (other than SeaGen Proprietary Product Program Inventions) and any Merck Program Know-How. 12.3 Ownership of Intellectual Property. 12.3.1 Inventorship. Inventorship of Program Know-How shall be determined by application of U.S. patent law pertaining to inventorship, and, except as otherwise set forth herein, ownership of Program Know-How shall be determined based on inventorship. Except as otherwise set forth herein, ownership of Program Copyrights shall be determined by application of U.S. copyright law pertaining to ownership. 12.3.2 SeaGen Program Intellectual Property. Subject to the rights and licenses granted to Merck hereunder and in the Ancillary Agreements, as between the Parties, the entire right, title and interest in and to the SeaGen Program Know-How and SeaGen Program Patents shall be owned solely by SeaGen or any of its Affiliates, as applicable. 12.3.3 Merck Program Intellectual Property. Subject to the rights and licenses granted to SeaGen hereunder and in the Ancillary Agreements, as between the Parties, the entire right, title and interest in and to the Merck Program Know-How and Merck Program Patents shall be owned solely by Merck or any of its Affiliates, as applicable. 12.3.4 Proprietary Product-Related Promotional Materials. (a) Subject to the rights and licenses granted to SeaGen hereunder and in the Ancillary Agreements, as between the Parties, the entire right, title and interest in and to (i) the Merck Proprietary Combination Outside Promotional Materials and the Merck Proprietary Combination Outside Other Field-Based Materials, and the copyrights in the content therein, and (ii) the Merck Licensed Product Combination Promotional Materials and Merck Licensed Product Combination Other Field-Based Materials (or other content) created pursuant to this Agreement for a Merck Proprietary Combination, and the Program Copyrights in the content therein, in each case, shall be owned solely by Merck or any of its Affiliates, as applicable. (b) Subject to the rights and licenses granted to Merck hereunder and in the Ancillary Agreements, as between the Parties, the entire right, title and interest in and to (i) the SeaGen Proprietary Outside Combination Promotional Materials and the SeaGen Proprietary Combination Outside Other Field-Based Materials, and the copyrights in the content therein and (ii) the SeaGen Licensed Product Combination Promotional Materials and SeaGen Licensed Product Combination Other Field-Based Materials (or other content) created pursuant to this -118- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Agreement for a SeaGen Proprietary Combination, and the Program Copyrights in the content therein, in each case, shall be owned solely by SeaGen or any of its Affiliates, as applicable. 12.3.5 Jointly Owned Intellectual Property. Subject to the rights and licenses granted to each Party hereunder and in the Ancillary Agreements, (a) Joint Program Know-How, Joint Program Patents and Joint Program Copyrights shall be owned jointly by Merck and SeaGen and (b) subject to the terms and conditions of this Agreement, including Section 2.9 and Article 9, each Party shall have the right to use and exercise Joint Program Know-How, the Joint Program Patents and Joint Program Copyrights, and grant licenses under its interest in Joint Program Know- How, Joint Program Patents and Joint Program Copyrights, as it deems appropriate without the consent of (and if any such consent is required, such consent is hereby granted), or any obligation to, the other Party, including any duty to account. 12.3.6 Assignment. Each Party shall (and shall cause its Affiliates to), and hereby does, for no additional consideration (and the rights and obligations of the Parties as set forth in this Agreement is deemed sufficient consideration), assign all rights worldwide to the Program Know-How, Program Patents and Program Copyrights to the other Party to effectuate the ownership thereof as set forth in the foregoing provisions of Sections 12.3.2, 12.3.3, 12.3.4 and 12.3.5. Each Party shall reasonably assist the other in recording and perfecting such other Party’s rights in and to such Program Know-How and Program Patents. 12.4 Filing, Prosecution and Maintenance of Patent Rights. 12.4.1 Prosecution and Maintenance of SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents. The Lead Patent Party shall have the right, but not the obligation, to prepare, file, prosecute and maintain the SeaGen Product- Specific Patents, Joint Program Patents and Merck Product-Specific Patents, as applicable, worldwide; provided that with respect to Joint Program Patents, such preparation, filing, prosecution and maintenance shall be done through outside counsel mutually agreed to by the Parties. The Lead Patent Party shall keep the other Party reasonably informed of all material steps with regard to the preparation, filing, prosecution and maintenance of the SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents, as applicable, including by providing such other Party with a copy of material communications to and from any patent authority in the Territory regarding such SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable, and the other Party shall be copied on all material correspondence with the Lead Patent Party’s patent counsel with respect thereto. The Lead Patent Party shall provide the other Party drafts of any material filings or responses to be made to such patent authorities in the Territory in advance of submitting such filings or responses so as to allow for a reasonable opportunity for such other Party to review and comment thereon, and the Lead Patent Party shall consider in good faith and discuss the requests and suggestions of such other Party with respect to such Lead Patent Party’s drafts and with respect to strategies for filing and prosecuting the SeaGen Product-Specific Patents, Joint Program Patents or Merck Product- Specific Patents, as applicable, in the Territory. The Lead Patent Party shall consult with the other Party reasonably prior to (but at least [ * ] days prior to) taking or failing to take any substantive action (including making any filings) with respect to the SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable, including any action that would -119- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

materially affect the scope or validity of rights under any patent applications or patents within the SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable (such as substantially narrowing or canceling any claim without reserving the right to file a continuing or divisional patent application, abandoning any patent or not filing or perfecting the filing of any patent application in any country). In the event that the Lead Patent Party decides not to prepare, file, prosecute or maintain a SeaGen Product-Specific Patent, Joint Program Patent or Merck Product-Specific Patent, as applicable, in a country in the Territory, the Lead Patent Party shall provide reasonable prior written notice to the other Party of such intention (which notice shall, in any event, be given no later than [ * ] days prior to the next deadline for any action that may be taken with respect to such Patent Right in such country), the other Party shall thereupon have the option, in its sole discretion, to assume the control and direction of the preparation, filing, prosecution and maintenance of such SeaGen Product-Specific Patent, Joint Program Patent or Merck Product-Specific Patent, as applicable; provided, however, that (a) with respect to any Merck Product-Specific Patent, if Merck determines in good faith that SeaGen’s prosecution and maintenance of such Merck Product-Specific Patent is reasonably likely to have a material adverse impact on Merck’s overall relevant Patent Rights portfolio, then SeaGen shall not have any right to direct such prosecution and maintenance; and (b) with respect to any SeaGen Product-Specific Patent, if SeaGen determines in good faith that Merck’s prosecution and maintenance of such SeaGen Product-Specific Patent is reasonably likely to have a material adverse impact on SeaGen’s overall relevant Patent Rights portfolio, then Merck shall not have any right to direct such prosecution and maintenance. Upon such other Party’s written exercise of such option, such other Party shall assume the responsibility and control for the preparation, filing, prosecution and maintenance of such SeaGen Product-Specific Patent, Joint Program Patent or Merck Product- Specific Patent, as applicable, and shall thereafter be the Lead Patent Party with respect thereto. In such event, the original Lead Patent Party shall promptly provide the new Lead Patent Party with the appropriate documents for such transfer of responsibility and control and reasonably cooperate with such new Lead Patent Party in such country as provided under Section 12.4.3. 12.4.2 Costs of Prosecution and Maintenance of SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents. All out-of-pocket costs and expenses (including, for clarity, amounts paid to outside counsel in connection with the preparation, filing, prosecution and maintenance of the applicable Patent Rights) actually and reasonably incurred by a Party or its Affiliates in connection with the preparation, filing, prosecution and maintenance of SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents in accordance with Section 12.4.1 shall be deemed to be “Joint Patent Costs”. 12.4.3 Cooperation. (a) The Parties agree to cooperate fully in the preparation, filing, prosecution and maintenance of the SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents. Cooperation shall include the Parties (A) executing all papers and instruments, or requiring its employees or contractors to execute such papers and instruments, so as to enable the other Party to apply for and to prosecute the SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable, in the Territory, to the extent provided for in this Agreement, and (B) promptly informing the other Party of any matters -120- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

coming to such Party’s attention that may materially affect the preparation, filing, prosecution or maintenance of any such SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable. Without limiting the foregoing, if a Party will be prosecuting any Patent Rights Controlled by the other Party, such other Party shall promptly provide the prosecuting Party with the appropriate documents for such transfer of responsibility and control and reasonably cooperate with prosecuting Party in order for the prosecuting Party to assume such prosecution. (b) With respect to Joint Program Patents, Merck Program Patents and SeaGen Program Patents, the Parties intend to prepare, file, prosecute and maintain such Patent Rights such that (i) the claims within the Joint Program Patents claim Joint Program Know-How, but do not also claim Merck Program Know-How or SeaGen Program Know-How, (ii) the claims within the Merck Program Patents claim Merck Program Know-How, but do not also claim Joint Program Know-How or SeaGen Program Know-How and (iii) the claims within the SeaGen Program Patents claim SeaGen Program Know-How, but do not also claim Joint Program Know- How or Merck Program Know-How. Notwithstanding the foregoing, if mutually agreed to by the Parties, a Joint Program Patent may claim Merck Program Know-How or SeaGen Program Know- How that is not separately patentable to the extent not including such Merck Program Know-How or SeaGen Program Know-How would render the claims in the Joint Program Patent unpatentable. (c) Notwithstanding the Party that is designated as the “Lead Patent Party” with respect to a given SeaGen Product-Specific Patent, Joint Program Patent or Merck Product-Specific Patent, as applicable, the Parties may, by mutual written agreement, determine that the other Party should be the “Lead Patent Party” with respect to a given SeaGen Product- Specific Patent, Joint Program Patent or Merck Product-Specific Patent, as applicable, in which case such other Party shall thereafter be the “Lead Patent Party” with respect to the applicable SeaGen Product-Specific Patent, Joint Program Patent or Merck Product-Specific Patent. 12.4.4 Prosecution and Maintenance of SeaGen General Patents. SeaGen shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain the SeaGen General Patents worldwide, at SeaGen’s sole cost and expense; provided that if there are any SeaGen General Patents that claim or cover a Licensed Compound or Licensed Product, SeaGen shall reasonably consult with Merck in connection with the prosecution and maintenance thereof. 12.4.5 Prosecution and Maintenance of Merck General Patents. Merck shall have the sole right, but not the obligation, to prepare, file, prosecute and maintain the Merck General Patents worldwide, at Merck’s sole cost and expense. 12.5 Patent Term Extension and Supplementary Protection Certificate. 12.5.1 The Parties shall discuss in good faith, through the IPOC, strategies in order to avoid the loss of any rights that may otherwise be available to the Parties for the SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents with respect to supplementary protection certificates or patent term extensions, including under the provisions of the Drug Price Competition and Patent Term Restoration Act of 1984 or comparable laws outside the United States, in respect of the Licensed Product (any such right, a “Patent Term Extension”). The JSC shall determine, based upon the strategies proposed by the IPOC, which SeaGen Product- -121- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Specific Patent, Joint Program Patent or Merck Product-Specific Patent shall be a Patent Right for which the Parties desire to obtain a Patent Term Extension in respect of the Licensed Product, and the Party that is the Lead Patent Party for such Patent Right shall apply for such Patent Term Extension. The Parties shall reasonably cooperate, including the applicable patent holder taking such actions as are required under any Applicable Law, in connection with the foregoing. Notwithstanding the provisions of 3.2.4, if the JSC is unable to agree on which SeaGen Product- Specific Patents, Joint Program Patents or Merck Product-Specific Patents, if any, shall be a Patent Right for which the Parties will seek to obtain a Patent Term Extension in respect of the Licensed Product, as applicable, within [ * ] Business Days after the JSC first considers the issue, then the following shall apply: (a) Either Party (through the Alliance Managers) may elect to formally submit such issue to the Parties’ applicable Senior Executives for resolution. In the event that the Senior Executives are unable to resolve a given issue referred to the Senior Executives within [ * ] Business Days after the dispute is formally submitted to the Senior Executives for resolution, then either Party may elect (through the Alliance Managers) to formally submit such issue to the Parties’ respective [ * ] for resolution. (b) In the event that the [ * ] are unable to resolve a given issue referred to the [ * ] within [ * ] Business Days after the dispute is formally submitted to the [ * ] for resolution, then either Party may elect to submit such issue to a patent counsel jointly selected by the Parties (provided that such selection shall not be unreasonably withheld, conditioned or delayed) who (and whose firm, if applicable) (i) is not, and was not at any time during the [ * ] years prior to such dispute, an employee, consultant, legal advisor, officer or director of, and does not have any conflict of interest with respect to, either Party; (ii) has at least [ * ] years’ experience practicing patent law in the life sciences industry; and (iii) possesses expertise with respect to antibody drug conjugates (an “Independent Patent Counsel”). Such Independent Patent Counsel shall determine which SeaGen Product-Specific Patents, Joint Program Patents or Merck Product- Specific Patents, if any, shall be a Patent Right for which the Parties will seek to obtain a Patent Term Extension in respect of the Licensed Product, taking into account all relevant factors (including the impact on the exploitation of the Licensed Product and any material adverse impact on a Party’s overall relevant intellectual property portfolio), and such Independent Patent Counsel’s determination shall be binding upon the Parties. Expenses of the Independent Patent Counsel shall be “Joint Patent Costs”; provided, in each case, (a) and (b), that if a shorter period of time is necessary to take the action that is the subject of the matter requiring resolution, including in order to comply with applicable statutory requirements for seeking a Patent Term Extension or to avoid any loss of rights, the Parties shall modify the time periods set forth in clauses (a) and (b) so as to permit the taking of such action within such shorter period of time. 12.5.2 Notwithstanding the foregoing, (a) SeaGen (and its Affiliates) shall [ * ] and (b) Merck (and its Affiliates) shall [ * ]. 12.5.3 All out-of-pocket costs and expenses actually and reasonably incurred by a Party or its Affiliates in connection with obtaining any such Patent Term Extensions with respect -122- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

to the Licensed Product in accordance with this Section 12.5 shall be deemed to be “Joint Patent Costs”. 12.6 Common Ownership Under Joint Research Agreements. Notwithstanding anything to the contrary in this Article 12, neither Party shall have the right to make an election under 35 U.S.C. § 102(c) when exercising its rights under this Article 12 without the prior written consent of the other Party. With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings or other activities in support thereof. The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in 35 U.S.C. § 100(h). 12.7 Administrative Proceedings. 12.7.1 SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents. Each Party shall promptly notify the other Party in writing upon receipt by such Party of information concerning the request for, or filing or declaration of, any reissue, post-grant review, inter partes review, derivation proceeding, supplemental examination, interference, opposition, reexamination or other administrative proceeding relating to any of the SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable. The Parties shall thereafter consult and reasonably cooperate to determine a course of action with respect to any such proceeding and shall reasonably consult with one another in an effort to agree with respect to decisions on whether to initiate or how to respond to such a proceeding, as applicable, and the course of action in such proceeding, including settlement negotiations and terms; provided, however, that, except as otherwise agreed by the Parties, and except as set forth in Section 12.7.2, [ * ] shall control and have final decision-making authority with respect to any such proceeding relating to such SeaGen Product-Specific Patent, Joint Program Patent or Merck Product-Specific Patent, as applicable. 12.7.2 Interaction with Invalidity Actions and Infringement Actions. If any proceeding under Section 12.7.1 involves Patent Rights involved in an invalidity or unenforceability action under Section 12.8 or an Infringement Action under Section 12.10, any decisions as to whether to initiate or how to respond to such a proceeding, and the course of action in such proceeding, shall be made by the Party controlling such invalidity or unenforceability action or such Infringement Action as set forth in Section 12.8 or Section 12.10, as applicable. 12.7.3 Costs and Expenses. All out-of-pocket costs and expenses actually and reasonably incurred by a Party or its Affiliates in connection with any proceeding under the provisions of Section 12.7.1 with respect to SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable, will be borne in the same manner as out- of-pocket costs and expenses incurred with respect to prosecution and maintenance of such Patent Rights pursuant to Section 12.4. 12.7.4 Administrative Proceedings with respect to SeaGen General Patents. [ * ] shall have the [ * ] to handle any [ * ] or other administrative proceeding with respect to any SeaGen General Patent [ * ]. -123- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

12.7.5 Administrative Proceedings with respect to Merck General Patents. [ * ] shall have the [ * ] to handle any [ * ] other administrative proceeding with respect to any Merck General Patent [ * ]. 12.8 Invalidity or Unenforceability Defenses or Actions. 12.8.1 SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the SeaGen Product- Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable, by a Third Party, including in a declaratory judgment action or similar action or claim filed by a Third Party or as a defense or as a counterclaim in any Infringement Action under Section 12.10, in each case, of which such Party becomes aware. As between the Parties, and subject to Section 12.10 with respect to defenses or counterclaims in Infringement Actions, as applicable, [ * ]. The other Party may participate in any such claim, suit or proceeding in the Territory with counsel of its choice; provided that [ * ] shall retain control of the defense in such claim, suit or proceeding. If [ * ] elects not to defend or control the defense of the applicable SeaGen Product-Specific Patent, Joint Program Patent or Merck Product-Specific Patent in a claim, suit or proceeding brought in the Territory, or otherwise fails to initiate and maintain the defense of any such claim, suit or proceeding, then the other Party may conduct and control the defense of any such claim, suit or proceeding. 12.8.2 Cooperation. With respect to the SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents, each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in Section 12.8.1, including by being joined as a party in such action or proceeding as is necessary to bring or defend such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours. In connection with any such defense or claim or counterclaim, the controlling Party shall keep the other Party reasonably informed of any steps taken, and shall provide copies of all documents filed, in connection with such defense, claim or counterclaim. In connection with the activities set forth in Section 12.8.1 with respect to SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents, as applicable, the controlling Party shall consider in good faith any comments from the other Party, and each Party shall consult with the other as to the strategy for the defense of the SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable. 12.8.3 Costs and Expenses. All out-of-pocket costs and expenses actually and reasonably incurred by a Party or its Affiliates in connection with any proceeding under the foregoing provisions of this Section 12.8 with respect to SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, as applicable, will be borne in the same manner as out-of-pocket costs and expenses incurred with respect to prosecution and maintenance of such Patent Rights pursuant to Section 12.4. 12.8.4 SeaGen General Patents. [ * ] shall have the [ * ] the SeaGen General Patents [ * ]. -124- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

12.8.5 Merck General Patents. [ * ] shall have the [ * ] Merck General Patents [ * ]. 12.9 Patent Listings. 12.9.1 SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents. (a) The Parties shall discuss, through the IPOC, strategies with respect to filings with Regulatory Authorities in the Territory for listing SeaGen Product-Specific Patents, Joint Program Patents and Merck Product-Specific Patents for the Licensed Product as required or allowed (a) in the United States, in the FDA’s Orange Book or Purple Book, or (b) any other national or international equivalents of any of the foregoing (“Patent Listings”). The JSC shall determine which SeaGen Product-Specific Patents, Joint Program Patents or Merck Product- Specific Patents, as applicable, shall be used for any Patent Listings for the Licensed Product. Notwithstanding the provisions of 3.2.4, if the JSC is unable to agree on which SeaGen Product- Specific Patents, Joint Program Patents or Merck Product-Specific Patents, if any, shall be used for any Patent Listing for the Licensed Product, as applicable, within [ * ] Business Days after the JSC first considers the issue, then the following shall apply: (i) Either Party (through the Alliance Managers) may elect to formally submit such issue to the Parties’ applicable Senior Executives for resolution. In the event that the Senior Executives are unable to resolve a given issue referred to the Senior Executives within [ * ] Business Days after the dispute is formally submitted to the Senior Executives for resolution, then either Party (through the Alliance Managers) may elect to formally submit such issue to the Parties’ respective [ * ] for resolution. (ii) In the event that the [ * ] are unable to resolve a given issue referred to the [ * ] within [ * ] Business Days after the dispute is formally submitted to the [ * ] for resolution, then either Party may elect to submit such issue to an Independent Patent Counsel jointly selected by the Parties (provided that such selection shall not be unreasonably withheld, conditioned or delayed). Such Independent Patent Counsel shall determine which SeaGen Product-Specific Patents, Joint Program Patents or Merck Product-Specific Patents, if any, shall be used for Patent Listings in respect of the Licensed Product, taking into account all relevant factors (including the impact on the exploitation of the Licensed Product and any material adverse impact on a Party’s overall relevant intellectual property portfolio), and such patent counsel’s determination shall be binding upon the Parties. Expenses of the patent counsel shall be “Joint Patent Costs”; provided, in each case, (i) and (ii), that if a shorter period of time is necessary to take the action that is the subject of the matter requiring resolution, including in order to comply with applicable statutory requirements for submitting or obtaining a Patent Listing or to avoid any loss of rights, the Parties shall modify the time periods set forth in clauses (i) and (ii) so as to permit the taking of such action within such shorter period of time. (b) In addition, to the extent that any SeaGen General Patent or Merck General Patent (i) is required under Applicable Law to be included in a Patent Listing with respect -125- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

to the Licensed Product, [ * ], with respect to such SeaGen General Patent, or [ * ], with respect to such Merck General Patent, will identify such Patent Right and permit it to be listed, or (ii) is allowed under Applicable Law to be included in a Patent Listing, then [ * ], with respect to such SeaGen General Patent, or [ * ], with respect to such Merck General Patent, will have the final decision making authority as to whether to identify such Patent Right to the other Party for listing and permit it to be listed. (c) Notwithstanding the foregoing, the Parties [ * ]. (d) The JSC shall determine, subject to the requirements of Applicable Law, whether [ * ], as applicable, shall make the necessary filings for the Patent Listings for the Licensed Product determined in accordance with this Section 12.9, and such Party shall make all such filings. At the filing Party’s reasonable request, the other Party shall provide prompt and reasonable assistance (including by taking such action as patent holder as is required under any Applicable Law) in connection with the foregoing, including (A) providing to the filing Party all necessary information, including a correct and complete list of the applicable SeaGen Patents, Joint Program Patents and Merck Patents claiming the Licensed Product, to enable the filing Party to make such filings with Regulatory Authorities in the Territory with respect to such Patent Rights, and (B) cooperating with the filing Party’s reasonable requests in connection therewith, including meeting any submission deadlines. 12.9.2 Costs and Expenses. All out-of-pocket costs and expenses actually and reasonably incurred by a Party or its Affiliates in connection with the Patent Listings pursuant to Section 12.9.1 shall be deemed to be “Joint Patent Costs”. 12.10 Enforcement of Patents and Know-How. 12.10.1 Notices. Each Party shall promptly notify the other Party in writing of any known or suspected infringement or misappropriation of any SeaGen Technology or Merck Technology by a Third Party of which such Party becomes aware, in each case, to the extent such alleged infringing or misappropriating activities involve, as to the Licensed Product, [ * ] with respect thereto (a “Competitive Infringement”). Promptly following [ * ] the Parties[ * ] shall [ * ]. 12.10.2 Relevant Infringement IP. (a) Competitive Infringement (Relevant Infringement IP). (i) As between the Parties, [ * ] shall have the first right, but not the obligation, to initiate an infringement or other appropriate claim, suit or proceeding anywhere in the world against any Third Party (an “Infringement Action”) with respect to any Competitive Infringement of any (i) Merck Product-Specific Patents or Merck Product-Specific Know-How, (ii) SeaGen Product-Specific Patents or SeaGen Product-Specific Know-How or (iii) Joint Program Patents or Joint Program Know-How ((i), (ii) and (iii), collectively, the “Relevant Infringement IP”); provided that [ * ] shall not initiate any such Infringement Action with respect to a Competitive Infringement of the Relevant Infringement IP in the foregoing clauses [ * ], the -126- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Parties shall mutually agree upon the strategy with respect to such Infringement Action and [ * ] prosecution of such Infringement Action, if any, shall be consistent with such agreed upon strategy. (ii) Any such prosecution of an Infringement Action with respect to a Competitive Infringement of the Relevant Infringement IP shall be through outside counsel selected by [ * ] and approved by [ * ] (such approval not to be unreasonably withheld, conditioned or delayed). In the event [ * ] prosecutes any such Infringement Action with respect to a Competitive Infringement, [ * ] shall have the right to join as a party to such Infringement Action in the Territory and participate with its own counsel; provided that [ * ] shall retain control of the prosecution of such Infringement Action, including the responses to any defense or any counterclaim raised in connection therewith. In connection with any Infringement Action under this Section 12.10.2(a)(ii), [ * ] shall provide [ * ] with drafts of all official papers and statements prior to their submission in such Infringement Action, with sufficient time to allow [ * ] to review, consider and substantively comment thereon, and [ * ] shall consider such comments in good faith. If [ * ] does not take steps, using Commercially Reasonable Efforts, to prosecute, an Infringement Action under this Section 12.10.2(a)(ii) with respect to a Competitive Infringement with respect to the Relevant Infringement IP (A) within [ * ] days following the first notice provided above with respect to such Infringement Action, or (B) no later than [ * ] days before the time limit, if any, set forth under Applicable Law for filing of such Infringement Actions (provided that such date in this clause (B) occurs after the first such notice of the Infringement Action is provided), whichever comes first, then [ * ] may, by providing written notice to [ * ] within [ * ] Business Days following the earlier to occur of (A) or (B), prosecute such Infringement Action with respect to such Competitive Infringement (and [ * ] shall have the right to join as a party to such Infringement Action in the Territory and participate with its own counsel); provided that (x) the foregoing provisions of this Section 12.10.2(a)(ii) shall apply with respect to [ * ] and [ * ] in connection with such Infringement Action of the Relevant Infringement IP prosecuted by [ * ], mutatis mutandis, and (y) [ * ] prosecution of such Infringement Action, if any, shall be consistent with the Parties’ mutually agreed upon strategy. (b) Competitive Infringement (Relevant Linker Infringement IP). (i) As between the Parties, [ * ] shall have the first right, but not the obligation, to initiate an Infringement Action with respect to any Competitive Infringement of any (i) SeaGen Linker Product-Specific Patents or (ii) SeaGen Linker Product-Specific Know- How ((i) and (ii), collectively, the “Relevant Linker Infringement IP”), in each case subject to [ * ] the Parties shall mutually agree upon the strategy with respect to such Infringement Action and [ * ] prosecution of such Infringement Action, if any, shall be consistent with such agreed upon strategy. In connection with any Infringement Action under this Section 12.10.2(b)(i), [ * ] shall provide [ * ] with drafts of all official papers and statements prior to their submission in such Infringement Action, with sufficient time to allow [ * ] to review, consider and substantively comment thereon, and [ * ] shall consider such comments in good faith. (ii) If [ * ] does not take steps, using Commercially Reasonable Efforts, to prosecute, an Infringement Action under this Section 12.10.2(b)(ii) with respect to a Competitive Infringement of the Relevant Linker Infringement IP (A) within [ * ] days following the first notice provided above with respect to such Infringement Action, or (B) no later than [ * ] -127- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

days before the time limit, if any, set forth under Applicable Law for filing of such Infringement Actions (provided that such date in this clause (B) occurs after the first such notice of the Infringement Action is provided), whichever comes first, then [ * ] may, by providing written notice to [ * ] within [ * ] Business Days following the earlier to occur of (A) or (B), [ * ] the Parties shall mutually agree upon the strategy with respect to such Infringement Action. Subject to the foregoing, [ * ] may initiate such Infringement Action; provided that (x) the foregoing provisions of this Section 12.10.2(b)(ii) shall apply with respect to [ * ] and [ * ] in connection with such Infringement Action of the Relevant Linker Infringement IP prosecuted by [ * ], mutatis mutandis, and (y) [ * ] prosecution of such Infringement Action, if any, shall be consistent with the Parties’ mutually agreed upon strategy. [ * ] shall have the right to join as a party to such Infringement Action in the Territory and participate with its own counsel. (c) Costs of Competitive Infringement. All out-of-pocket costs and expenses actually and reasonably incurred by a Party or its Affiliates in connection with any Infringement Action for a Competitive Infringement in accordance with Section 12.10.2(a) or 12.10.2(b), as applicable, shall be deemed to be “Joint IP Action Costs”. (d) Non-Competitive Infringement of Joint Program Patents and Joint Program Know-How. With respect to any activities of a Third Party that may constitute an infringement, unauthorized use or misappropriation of any Joint Program Patents or Joint Program Know-How that is not a Competitive Infringement, the Parties shall discuss and agree regarding enforcement of such Joint Program Patents or Joint Program Know-How (including any sharing of recoveries with respect thereto), [ * ]. (e) Non-Competitive Infringement of SeaGen Patents and SeaGen Know-How. With respect to any activities of a Third Party that may constitute an infringement, unauthorized use or misappropriation of any SeaGen Patents or SeaGen Know-How that is not a Competitive Infringement, [ * ] shall have the sole right, but not the obligation, at its sole cost, to initiate an Infringement Action anywhere in the world against any Third Party with respect thereto; provided, however, that [ * ]. As between the Parties, [ * ] shall be entitled to retain any and all recoveries in connection with any such Infringement Action. (f) Non-Competitive Infringement of Merck Product-Specific Patents and Merck Product-Specific Know-How; Any Infringement of Merck General Patents and Merck General Know-How. With respect to any activities of a Third Party that may constitute an infringement, unauthorized use or misappropriation of (i) any Merck Product- Specific Patents or Merck Product-Specific Know-How that is not a Competitive Infringement, or (ii) any Merck General Patents or Merck General Know-How, [ * ] shall have the sole right, but not the obligation, at its sole cost, to initiate an Infringement Action anywhere in the world against any Third Party with respect thereto; provided, however, that [ * ]. As between the Parties, [ * ] shall be entitled to retain any and all recoveries in connection with any such Infringement Action. 12.10.3 BPCIA and Biosimilar Applications. (a) Notwithstanding the foregoing provisions of Section 12.10.2, if either Party receives a copy of a Biosimilar Application referencing the Licensed Product, whether or not such notice or copy is provided under any Applicable Laws (including under the BPCIA, -128- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the United States Patient Protection and Affordable Care Act, or implementing FDA regulations and guidance applicable to the approval or manufacture of any biosimilar product or interchangeable product), or otherwise becomes aware that such a Biosimilar Application has been submitted to a Regulatory Authority for marketing authorization (such as in an instance described in 42 U.S.C. § 262(l)(2)), the remainder of this Section 12.10.3 shall apply. Such Party shall promptly, but in any event within [ * ] Business Days, notify the other Party. The owner of the relevant Patents shall then seek permission to view the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and related confidential information from the filer of the Biosimilar Application if necessary under 42 U.S.C. § 262(l)(1)(B)(iii). If either Party receives any equivalent or similar communication or notice in the United States or any other jurisdiction, the Party receiving such communication or notice shall within five (5) Business Days notify the other Party of such communication or notice to the extent permitted by Applicable Laws. Regardless of the Party that is the “reference product sponsor”, as defined in 42 U.S.C. § 262(l)(1)(A), for purposes of such Biosimilar Application: (i) [ * ] (the “Controlling Party” and [ * ] the “Non- Controlling Party”, provided, however, that [ * ]) shall discuss and agree in good faith upon an appropriate strategy with respect to such Biosimilar Application and all actions taken with respect to such Biosimilar Action, if any, shall be consistent with such strategy (as may be revised from time to time by prior written agreement of the Parties hereunder). (ii) The Controlling Party shall have the first right to designate the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and any related confidential information pursuant to 42 U.S.C. § 262(l)(1)(B)(ii), provided that any such outside counsel shall be consented to in writing by the Non-Controlling Party, such consent not to be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, if the Controlling Party is not permitted, pursuant to Applicable Law, to make such designations (or take any other action as set forth in this Section 12.10.3) due to the fact that the Controlling Party is not the Lead Regulatory Party or the holder of the applicable Patent Rights, as applicable, then the Non-Controlling Party shall make such designations (or take such other actions as set forth in this Section 12.10.3) at the reasonable direction of the Controlling Party. (iii) In each case, after consulting with the Non-Controlling Party and subject to the then-current strategy agreed upon between the Parties under clause (i) above, the Controlling Party shall have the right to [ * ]. If the Non-Controlling Party is required pursuant to Applicable Law to execute any of these tasks it shall do so in accordance with the then-current strategy agreed upon between the Parties under clause (i) above and in coordination with the Controlling Party. The Controlling Party shall have the right to [ * ]. (iv) The Controlling Party shall have the right, after consulting with the Non-Controlling Party and subject to the then-current strategy agreed upon between the Parties under clause (i) above, [ * ] in any other jurisdiction outside of the United States. If the Non-Controlling Party is required by Applicable Law to execute any of these tasks, it shall do so -129- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

in accordance with Controlling Party’s reasonable instructions, subject to the then-current strategy agreed upon between the Parties under clause (i) above. (v) The Non-Controlling Party shall cooperate with the Controlling Party’s reasonable requests in connection with the foregoing activities to the extent required or permitted by Applicable Law. The Controlling Party shall notify the Non-Controlling Party of any such lists or communications promptly after they are made. (vi) Each Party shall within [ * ] Business Days after receiving any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to 42 U.S.C. § 262(l)(8)(A), notify the other Party thereof. To the extent permitted by Applicable Law, and subject to clause (i) above, the Controlling Party shall have the first right, but not the obligation, to seek an injunction against such commercial marketing as permitted pursuant to 42 U.S.C. § 262(l)(8)(B) and to file an action for patent infringement, provided that [ * ]. Except as otherwise provided in this Section 12.10.3, any such action shall be subject to the terms and conditions of Sections 12.10.2, 12.10.4 and 12.10.5. (vii) The Parties recognize that procedures other than those set forth above in this Section 12.10.3 may apply with respect to Biosimilar Applications. In the event that the Parties determine that certain provisions of Applicable Laws in the United States or in any other country in the Territory apply to actions taken by the Parties with respect to Biosimilar Applications under this Section 12.10.3 in such country, the Parties shall comply with any such Applicable Laws in such country (and any relevant and reasonable procedures established by Parties) in exercising their rights and obligations with respect to Biosimilar Applications under this Section 12.10.3 in a manner to effectuate the intent of this Section 12.10.3. (b) As used herein, the term “Biosimilar Application” means an application or submission filed with a Regulatory Authority for Marketing Authorization of a pharmaceutical or biological product claimed to be biosimilar or interchangeable to the Licensed Product or otherwise relying on the approval of such Licensed Product, including, for example, an application filed under 42 U.S.C. § 262(k). 12.10.4 Cooperation and Settlement. The Parties agree to cooperate fully in any Infringement Action for a Competitive Infringement with respect to any Relevant Infringement IP or Relevant Linker Infringement IP, as applicable, pursuant to Sections 12.10.2(a), 12.10.2(b) and 12.10.3. If a Party brings such an Infringement Action, [ * ]. Neither Party shall settle any Infringement Action of any Relevant Infringement IP or Relevant Linker Infringement IP, as applicable, in accordance with Sections 12.10.2(a), 12.10.2(b) and 12.10.3 with respect to a Competitive Infringement [ * ]. Without limiting the foregoing, the Party commencing the litigation pursuant to Sections 12.10.2(a), 12.10.2(b) and 12.10.3 with respect to any Relevant Infringement IP or Relevant Linker Infringement IP, as applicable, shall provide the other Party with copies of all pleadings and other documents filed with the court. 12.10.5 Recovery. Except as otherwise agreed by the Parties in connection with a cost sharing arrangement, any recovery realized as a result of an Infringement Action with respect to any Relevant Infringement IP or Relevant Linker Infringement IP, as applicable, brought pursuant to Sections 12.10.2(a), 12.10.2(b) and 12.10.3 (whether by way of settlement or -130- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

otherwise) with respect to a Competitive Infringement shall be first allocated to reimburse the Parties for their out-of-pocket costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses). Any remainder after such reimbursement is made shall be retained by the Party bringing such Infringement Action; [ * ]. 12.11 SeaGen Existing In-Licenses. Subject to the provisions of this Article 12, in the event that Merck is not fully able to enjoy any of the rights granted to Merck under this Article 12 as a result of such rights being subject to the applicable terms and conditions of a SeaGen Existing In-License, then SeaGen shall use reasonable efforts to allow Merck to exercise and enjoy such rights to the maximum extent possible under the applicable SeaGen Existing In-License, including by (i) promptly providing to Merck any relevant information and correspondence from the counterparty to the applicable SeaGen Existing In-License, (ii) consulting with Merck in connection with any relevant matters and providing Merck’s comments thereon to the counterparty to the applicable SeaGen Existing In-License, and (iii) exercising any rights or options (e.g., step- in rights) that SeaGen may have under the applicable SeaGen Existing In-License as reasonably directed by Merck in order to allow Merck to fully exercise its rights under this Article 12. 12.12 Trademarks. 12.12.1Collaboration Marks for Products. The JSC shall designate one of the Parties (the “Trademark Clearance Party”) who shall be responsible, subject to the oversight of and in coordination with the JCC, and with input from the IPOC, for identifying potential Trademarks to be used to identify the Licensed Product and, in connection therewith, the Trademark Clearance Party shall create a list of potential candidate Trademarks. From the list of such potential Trademarks, the Trademark Clearance Party shall be responsible for the legal assessment and testing (market research and regulatory risk assessment) of the potential Trademark candidates, and shall keep the other Party reasonably informed at each step in the process (including through addressing the issues with the IPOC and the JCC), and shall present the lead Trademark candidates before the JCC and the JSC along with the recommendations of the IPOC with respect to such lead Trademark candidates. From the above-referenced list and based on the outcome of the Trademark legal assessment and Trademark testing by the Trademark Clearance Party and input from the IPOC, the JCC shall consider and advise the JSC, and the JSC shall ultimately be responsible for the selection of the actual Trademarks (and any backups) to be used to identify the Licensed Product in each country in the Territory (the “Collaboration Marks”). Once the JSC selects the Collaboration Marks, the Lead Trademark Party in the applicable country shall thereafter be responsible for the filing, registration and maintenance of the Collaboration Marks in the applicable countries in the Territory, and all out-of-pocket costs and expenses associated therewith (or associated with its other activities under this Section 12.12.1) actually and reasonably incurred by the Lead Trademark Party or its Affiliates shall be deemed to be “Joint Trademark Costs”. The Lead Trademark Party in the applicable country shall coordinate with and keep the other Party reasonably informed of the status of the Trademark applications and registrations for Collaboration Marks in such country in the Territory, including by providing regular updates on the status of the Trademark applications and registrations for the Collaboration Marks (at a frequency to be determined by the IPOC and otherwise upon reasonable request), and by providing advanced notice to the other Party with sufficient time to respond if a -131- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

refusal may make it necessary or advisable to abandon an application for a Collaboration Mark. All uses of the Collaboration Marks in connection with proposed major promotional activities shall be reviewed by the JCC prior to first public display, launch or distribution thereof. Each Party shall ensure that its use of the Collaboration Marks complies with all Applicable Law (including Applicable Law particularly applying to the proper use and designation of Trademarks in the applicable countries or regions in the Territory) and complies with all applicable quality standards and branding guidelines established by the Lead Trademark Party in the applicable country with input from the IPOC for the applicable Collaboration Mark in the applicable country. Each Party acknowledges and agrees that the applicable Lead Trademark Party in the applicable country shall own all applicable Collaboration Marks in such country, including all Trademark registrations and applications therefor (any such Collaboration Marks owned by SeaGen or its Affiliate, a “SeaGen Collaboration Mark” and any such Collaboration Marks owned by Merck or its Affiliate, a “Merck Collaboration Mark”), including all goodwill associated therewith, and should (a) Merck (or its Related Parties) acquire any ownership rights or goodwill in any SeaGen Collaboration Mark, Merck shall (and shall procure that its Related Parties will), and hereby does, assign any such rights to SeaGen (or its applicable Affiliate), to the extent legally permissible, and, to the extent not legally permissible, waive such rights and (b) SeaGen (or its Related Parties) acquire any ownership rights or goodwill in any Merck Collaboration Mark, SeaGen shall (and shall procure that its Related Parties will), and hereby does, assign any such rights to Merck (or its applicable Affiliate), to the extent legally permissible, and, to the extent not legally permissible, waive such rights. Neither Party nor its respective Affiliates shall register or use any Trademark, domain name, URL or social media identifier which consists of or incorporates, in whole or in part, or is confusingly similar to, the Collaboration Marks for any products, services or uses, other than for the Licensed Product hereunder. 12.12.2Third Party Infringement or Challenge. Each Party shall promptly inform the other Party of any actual, alleged or threatened infringement of, conflict with or challenge to the Collaboration Marks of which such Party has notice, including attempted registration of trademarks that such Party plans to challenge as being confusingly similar to the Collaboration Marks. SeaGen and Merck shall thereafter consult and cooperate in good faith to agree on a course of action (such agreement not to be unreasonably withheld, conditioned or delayed), including the commencement of administrative or civil legal action by either or both SeaGen and Merck; provided that [ * ]. The out-of-pocket costs and expenses with respect to any such actions or defense actually and reasonably incurred by a Party or its Affiliates shall be deemed to be “Joint Trademark Costs”. Any recovery obtained by either or both Merck or SeaGen in connection with or as a result of any action contemplated by this Section 12.12.2 with respect to any Collaboration Marks, whether by settlement or otherwise, shall be shared in order as follows: (a) first to repay each Party’s reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred in connection with the action, which repayment shall be on a pro rata basis if such recovery is insufficient to repay such out-of-pocket costs and expenses of both Parties, and (b) the amount of any recovery remaining, if any, with respect to any such infringement shall be treated in a manner consistent with Section 10.4 as if such recovery were Licensed Product Net Sales. In connection with any action (or defense) contemplated by this Section 12.12.2, the Parties shall reasonably cooperate with each other and will provide each other with such information, documents, powers, instruments, testimony or other assistance as the other Party may reasonably request in connection with the prosecution or defense of any such action or proceeding. Each Party -132- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

shall keep the other Party informed of developments in any such action or proceeding, including, to the extent permissible by Applicable Law, consultation on any settlement. Neither Party shall settle any such action or proceeding [ * ]. The non-prosecuting Party shall have the right to be represented by counsel of its own choice, at its expense. 12.12.3Merck Proprietary Product Marks for use in Merck Proprietary Combination. As between the Parties, Merck shall be responsible for the filing, registration and maintenance of the Merck Proprietary Product Marks for use in a Merck Proprietary Combination in the Territory, at its cost and expense. SeaGen hereby acknowledges and agrees that Merck shall own all Merck Proprietary Product Marks (and all Trademark registrations and applications therefor) in the Territory, including all goodwill associated therewith, and should SeaGen (or its Related Parties) acquire any ownership rights or goodwill in any Merck Proprietary Product Mark, SeaGen shall (and shall procure that its Related Parties will), and hereby does, assign any such rights to Merck (or its applicable Affiliate), to the extent legally permissible, and, to the extent not legally permissible, waive such rights. Neither SeaGen nor its respective Affiliates shall register or use any Trademark, domain name, URL or social media identifier which consists of or incorporates, in whole or in part, or is confusingly similar to, the Merck Proprietary Product Marks for any products, services or uses. 12.12.4SeaGen Proprietary Product Marks for use in SeaGen Proprietary Combination. As between the Parties, SeaGen shall be responsible for the filing, registration and maintenance of the SeaGen Proprietary Product Marks for use in a SeaGen Proprietary Combination in the Territory, at its cost and expense. Merck hereby acknowledges and agrees that SeaGen shall own all SeaGen Proprietary Product Marks (and all Trademark registrations and applications therefor) in the Territory, including all goodwill associated therewith, and should Merck (or its Related Parties) acquire any ownership rights or goodwill in any SeaGen Proprietary Product Mark, Merck shall (and shall procure that its Related Parties will), and hereby does, assign any such rights to SeaGen (or its applicable Affiliate), to the extent legally permissible, and, to the extent not legally permissible, waive such rights. Neither Merck nor its respective Affiliates shall register or use any Trademark, domain name, URL or social media identifier which consists of or incorporates, in whole or in part, or is confusingly similar to, the SeaGen Proprietary Product Marks for any products, services or uses. 12.12.5Use of Trademarks of the Other Party. Except as may be expressly agreed to by the Parties, or except to the extent required to comply with Applicable Law, neither Party shall, without the other Party’s prior written consent, use any Trademarks of the other Party (including the other Party’s Corporate Marks, or any Collaboration Marks, Merck Proprietary Product Marks or SeaGen Proprietary Product Marks), or any Trademark that is confusingly similar to, any of the other Party’s Corporate Marks, Collaboration Marks, Merck Proprietary Marks or SeaGen Proprietary Product Marks; provided that the Parties may use the Corporate Marks, Collaboration Marks, Merck Proprietary Product Marks or SeaGen Proprietary Product Marks of the other Party in connection with the Commercialization of the Licensed Product and any Proprietary Combination in accordance with this Agreement (and the applicable Promotion Agreement, if applicable) (as well as, in the case of the applicable Proprietary Product Party, in connection with the commercialization of such Proprietary Product Party’s Proprietary Product for use in a Proprietary Combination in accordance with the licenses set forth in Section 2.2.4). -133- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Moreover, neither Party (nor their respective Affiliates) shall register or use (except as expressly permitted herein) any domain name, URL or social media identifier that incorporates, in whole or in part, any of the other Party’s Corporate Marks, Merck Proprietary Product Marks or SeaGen Proprietary Product Marks. For clarity, no Merck Corporate Marks or SeaGen Corporate Marks or Merck Proprietary Product Marks or SeaGen Proprietary Product Marks, nor any variants, derivatives, translations or transliterations of any Merck Corporate Marks or SeaGen Corporate Marks or Merck Proprietary Product Marks or SeaGen Proprietary Product Marks, shall be deemed a Collaboration Mark. Without limiting the foregoing, if the Parties agree on a version of a Merck Proprietary Combination Mark or SeaGen Proprietary Combination Mark that combines a Collaboration Mark, on the one hand, and a Merck Proprietary Product Mark or SeaGen Proprietary Product Mark, on the other, for use in connection with a Proprietary Combination, as applicable (provided, that, for clarity, such Merck Proprietary Combination Mark or SeaGen Proprietary Combination Mark and the use thereof shall be subject, in all cases, to Merck’s or SeaGen’s prior approval, as applicable), such Merck Proprietary Combination Mark or SeaGen Proprietary Combination Mark shall not cause any Merck Proprietary Product Mark or SeaGen Proprietary Product Mark to become a Collaboration Mark and shall not result in SeaGen or Merck (or any of their Affiliates), as applicable, having any ownership rights or independent right to use or enforce any Merck Proprietary Product Mark or SeaGen Proprietary Product Mark, as applicable, of the other Party. ARTICLE 13 INDEMNIFICATION; LIMITATION ON LIABILITY 13.1 General Indemnification by SeaGen. Subject to Section 13.3.3, SeaGen shall indemnify and hold harmless Merck, its Affiliates and their respective directors, officers, employees and agents, and their respective successors and assigns (collectively, the “Merck Indemnified Parties”) from, against and in respect of any and all liabilities, losses, costs and expenses (including reasonable costs and expenses of investigation and defense), damages, fines, penalties, costs and expenses or amounts paid in settlement (including reasonable attorneys’ and experts’ fees and costs and expenses), in each case, payable to Third Parties (collectively, “Losses”), in each case to the extent resulting from any Action and to the extent such Losses are incurred or suffered by the Merck Indemnified Parties or any of them as a result of, arising out of or directly or indirectly relating to: (a) any breach of this Agreement or any Ancillary Agreement by SeaGen or its Affiliates, (b) the negligence, willful misconduct or violation of Applicable Law by or of SeaGen, its Affiliates or licensees or their respective directors, officers, employees or agents or any of them, in each case, in performing under this Agreement or any Ancillary Agreement, (c) the promotion or other commercialization by or on behalf of SeaGen or its Affiliates or licensees outside of this Agreement of a SeaGen Proprietary Product [ * ] for use in a SeaGen Proprietary Combination (including the use by or on behalf of SeaGen or any of its Affiliates or licensees of any SeaGen Proprietary Combination Outside Promotional Materials or SeaGen Proprietary Combination Outside Other Field-Based Materials), (d) the Development, Manufacture or Commercialization of any Licensed Compound or Licensed Product by or on behalf of SeaGen or its Affiliates or licensees prior to the Effective Date or after the end of the Term, (e) the conduct of any [ * ] by or on behalf of SeaGen or any of its Affiliates or licensees, or (f) the conduct of any [ * ] by or on behalf of SeaGen or any of its Affiliates or licensees; except, in each case ((a), (b), (c), (d), (e) and (f)), to the extent caused by the negligence, willful misconduct, violation of Applicable Law or breach of this Agreement or any Ancillary Agreement -134- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

of or by Merck, its Affiliates or any of the other Merck Indemnified Parties. For clarity, Merck (and its Affiliates and sublicensees) shall not be licensees of SeaGen for purposes of this Section 13.1. 13.2 General Indemnification by Merck. Subject to Section 13.3.3 and 13.4, Merck shall indemnify and hold harmless SeaGen, its Affiliates and their respective directors, officers, employees and agents, and their respective successors and assigns (collectively, the “SeaGen Indemnified Parties”), from, against and in respect of any and all Losses in each case, payable to Third Parties, in each case to the extent resulting from any Action and to the extent such Losses are incurred or suffered by the SeaGen Indemnified Parties or any of them as a result of, arising out of or directly or indirectly relating to: (a) any breach of this Agreement or any Ancillary Agreement by Merck or its Affiliates, (b) the negligence, willful misconduct or violation of Applicable Law by or of Merck, its Affiliates or licensees or their respective directors, officers, employees or agents or any of them, in each case, in performing under this Agreement or any Ancillary Agreement, (c) the promotion or other commercialization by or on behalf of Merck or its Affiliates or licensees outside of this Agreement of a Merck Proprietary Product for use in a Merck Proprietary Combination (including the use by or on behalf of Merck of any of its Affiliates or licensees of any Merck Proprietary Combination Outside Promotional Materials or Merck Proprietary Combination Outside Other Field-Based Materials) or (d) the conduct of any [ * ] by or on behalf of Merck or any of its Affiliates or licensees; except, in each case ((a), (b), (c) and (d)), to the extent caused by the negligence, willful misconduct, violation of Applicable Law or breach of this Agreement or any Ancillary Agreement of or by SeaGen, its Affiliates or any of the other SeaGen Indemnified Parties. For clarity, SeaGen (and its Affiliates and sublicensees) shall not be licensees of Merck for purposes of this Section 13.2. 13.3 Shared Liability Claims; Product Liability Actions for Proprietary Combinations; [ * ]. 13.3.1 Shared Liability Action; Product Liability Actions for Proprietary Combinations. (a) Shared Liability Action. Subject to Sections 13.1, 13.2, 13.3.1(b), 13.3.3 and 13.4, any and all Losses resulting from any Action brought against any SeaGen Indemnified Party or Merck Indemnified Party as a result of, arising out of or directly or indirectly relating to, any units of Licensed Compound or Licensed Product sold or administered during the Term pursuant to this Agreement for use in the Field for the Territory, including any Product Liability Action, or Action for infringement or misappropriation of intellectual property of a Third Party (in each case, other than such Losses entitled to indemnification under Section 13.1, Section 13.2, Section 13.4 or any Ancillary Agreement, as applicable) (a “Shared Liability Action”) shall [ * ]. (b) Product Liability Actions for Proprietary Combinations. Subject to Sections 13.1, 13.2 and 13.3.3, any and all Losses resulting from any Product Liability Action brought against any SeaGen Indemnified Party or Merck Indemnified Party as a result of units of Licensed Product administered during the Term pursuant to this Agreement in a Proprietary Combination shall be allocated as follows: [ * ]. For clarity, nothing in this -135- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Section 13.3.1(b) precludes a Party from exercising its right to indemnification under Section 13.1 or Section 13.2, if applicable. 13.3.2 Cooperation. In the event of a Shared Liability Action as set forth in Section 13.3.1, the Parties shall promptly discuss in good faith and agree on how to address such Action. Neither Party shall agree to any settlement of such Action without the prior written consent of the other Party, which shall not be unreasonably withheld, conditioned or delayed. 13.3.3 [ * ]. If an [ * ], as applicable, to [ * ], then, notwithstanding the provisions of [ * ], provided that, in the [ * ], the provisions of [ * ] shall apply and the provisions of [ * ] shall not apply) or the provisions of [ * ], provided that, in [ * ], the provisions of [ * ] shall apply and the provisions of [ * ] shall not apply), [ * ] that may be [ * ], that would otherwise be [ * ] for the [ * ] in the [ * ] in accordance with [ * ], in each case of (i) and (ii), [ * ] in the [ * ] pursuant to this Agreement [ * ] in a [ * ] and that were [ * ], and (b) [ * ] of the [ * ], then the following shall apply with respect to [ * ]: (a) in the event of [ * ], the Parties shall [ * ] shall have the [ * ] with respect to [ * ]; however, neither Party shall [ * ], which shall [ * ]; (b) if [ * ], then [ * ] shall [ * ], with respect to [ * ]; provided that [ * ] shall not [ * ], which shall [ * ] as a result of [ * ]; (c) if [ * ], then [ * ] shall [ * ], with respect to any [ * ] shall not [ * ] with the [ * ], which shall [ * ] as a result of such [ * ]; and (d) [ * ] shall be [ * ] in connection with [ * ], and [ * ] in connection with [ * ]; provided that, if there are [ * ] then [ * ] shall be [ * ]. For purposes of this Section 13.3.3, [ * ] shall mean [ * ] in accordance with this Agreement [ * ]; provided that [ * ]. In the event of [ * ], notwithstanding anything to the contrary [ * ] or any [ * ], as set forth in the foregoing provisions of this Section 13.3.3 shall be [ * ] with respect to any [ * ], to the extent [ * ]. Notwithstanding the foregoing provisions of this Section 13.3.3, the provisions of this Section 13.3.3 shall not apply with respect to [ * ]. 13.4 Additional Indemnification by SeaGen. Without limiting the foregoing indemnification obligations of SeaGen pursuant to Sections 13.1 and 13.3, SeaGen hereby agrees to provide such additional indemnifications to the Merck Indemnified Parties as set forth in that certain [ * ] between the Parties dated as of the date hereof and attached hereto as [ * ]. 13.5 Claims for Indemnification. 13.5.1 A Party seeking indemnification under this Article 13 (an “Indemnified Party”) shall give prompt written notification to the Party from whom indemnification is sought -136- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(the “Indemnifying Party”) of the commencement of any Action for which indemnification may be sought or, if earlier, upon the assertion of any such Action by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of an Action as provided in this Section 13.5.1 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement, except and only to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give notice). 13.5.2 Within [ * ] after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Action using counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense. The assumption of a defense by the Indemnifying Party shall not be deemed an admission that the Indemnifying Party has an obligation to defend, indemnify or hold harmless an Indemnified Party from and against any Loss from an Action. If the Indemnifying Party assumes and conducts the defense of an Action as provided above, and if it is ultimately determined pursuant to Section 16.8 that the Indemnifying Party was not obligated to indemnify, defend, or hold harmless an Indemnified Party from and against any Loss from such Action, the Indemnified Party shall reimburse the Indemnifying Party for any and all reasonable and verifiable out-of-pocket costs and expenses (including reasonable attorneys’ and experts’ fees, costs and expenses) incurred by the Indemnifying Party in connection with defending such Action and all other Losses paid by the Indemnifying Party on behalf of the Indemnified Party in connection with such Action, and if such determination is the result of an arbitration proceeding initiated by the Indemnifying Party pursuant to Section 16.8, then the Indemnified Party also shall reimburse the Indemnifying Party for all of the reasonable and verifiable out-of-pocket costs and expenses (including reasonable attorneys’ and experts’ fees, costs and expenses and costs and expenses of the arbitration) incurred by the Indemnifying Party in connection with such arbitration proceeding. 13.5.3 The Party not controlling such defense may participate therein at its own expense; provided that if the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such action, suit, proceeding or claim, the Indemnifying Party shall be responsible for the reasonable fees, costs and expenses of counsel to the Indemnified Party solely in connection therewith; provided, further, however, that in no event shall the Indemnifying Party be responsible for the fees, costs and expenses of more than one counsel in any one jurisdiction for all Indemnified Parties. 13.5.4 The Party controlling such defense shall keep the other Party advised of the status of such Action and the defense thereof and shall consider in good faith recommendations made by the other Party with respect thereto. 13.5.5 The Indemnified Party shall not agree to any settlement of such Action without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed. The Indemnifying Party shall not agree to any settlement of such Action or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party (and the other Merck Indemnified Parties or SeaGen Indemnified Parties, as applicable) from all liability with respect thereto or that imposes any -137- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

liability or obligation on the Indemnified Party (or other Merck Indemnified Parties or SeaGen Indemnified Parties, as applicable) without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed. 13.5.6 If the Indemnifying Party chooses to defend any Action, the Indemnified Party shall cooperate in the defense thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Action and making employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party shall reimburse the Indemnified Party for all its reasonable and verifiable out-of-pocket costs and expenses in connection therewith. 13.6 Disclaimer of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR IN ANY ANCILLARY AGREEMENT, EACH PARTY ACKNOWLEDGES AND AGREES THAT IN NO EVENT SHALL ANY PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR OTHER SIMILAR DAMAGES SUFFERED BY SEAGEN, MERCK OR ANY OF THEIR RESPECTIVE AFFILIATES IN CONNECTION WITH THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR OTHERWISE ARISING DIRECTLY OR INDIRECTLY OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY ANCILLARY AGREEMENT, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING LOSS OF PROFITS OR REVENUE (AND, FOR CLARITY, NEITHER PARTY NOR ANY OF THEIR RESPECTIVE AFFILIATES SHALL BE ENTITLED TO RECOVER FOR ANY LOST PROFIT OR LOST REVENUE DAMAGES, WHETHER SUCH DAMAGES ARE CLAIMED AS DIRECT OR INDIRECT DAMAGES); PROVIDED THAT THIS SECTION 13.6 SHALL NOT APPLY WITH RESPECT TO A PARTY’S INDEMNIFICATION OBLIGATIONS WITH RESPECT TO LOSSES FROM THIRD PARTY ACTIONS UNDER THIS ARTICLE 13. 13.7 Insurance. Each Party shall procure and maintain insurance (or self-insurance), including clinical trials insurance and product liability insurance, as applicable, with respect to its activities hereunder and which is consistent with normal business practices of prudent companies similarly situated at all times during which the Licensed Product is being clinically tested in human subjects or commercially distributed or sold, as applicable. Except with respect to self-insurance, each Party shall provide the other Party with evidence of such insurance upon request. Such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 13 or otherwise. ARTICLE 14 TERM AND TERMINATION 14.1 Term. This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 14.2, 14.3, 14.4, 14.5 or 14.6, this Agreement shall continue in full force and effect, until the date on which the Licensed Compounds and the Licensed Product -138- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

are no longer being Developed or Commercialized under this Agreement (provided that normal pauses or gaps between or following Clinical Trials or other studies for the analysis of data, preparation of reports and design of future Clinical Trials or preparation of applications for Marketing Authorization and other customary Development functions not constituting Clinical Trials would not constitute cessation of Development) (the “Term”). 14.2 Unilateral Termination of Agreement in its Entirety by Merck. Merck shall have the right to terminate this Agreement in its entirety (with or without cause) at any time by giving [ * ] advance written notice to SeaGen. 14.3 Termination by Mutual Agreement. The Parties shall have the right to terminate this Agreement in its entirety (or in part) upon mutual written agreement. In such case, the Parties shall agree in writing on the effects of such termination (including the costs of transition or wind- down of activities), and the provisions of Section 14.7 shall not apply (unless otherwise mutually agreed to by the Parties). 14.4 Termination for Cause. 14.4.1 Termination by Merck for Cause. Merck shall have the right to terminate this Agreement in its entirety at any time during the Term upon written notice to SeaGen if SeaGen is in material breach of this Agreement, and has not cured such breach within [ * ] days after notice requesting cure of the breach (provided that if such cure cannot be fully achieved within such [ * ] day cure period, then such cure period will be extended for an additional period of up to [ * ] additional days (for a total cure period of [ * ] days)); provided, however, that in the event of a good faith dispute with respect to the existence of such a material breach, the [ * ] day cure period (as may be extended pursuant to the foregoing provisions of this Section 14.4.1) shall be tolled until such time as the dispute is resolved pursuant to Section 16.8 and, for clarity, this Agreement shall remain in full force and effect during such period. 14.4.2 Termination by SeaGen for Cause. SeaGen shall have the right to terminate this Agreement in its entirety at any time during the Term upon written notice to Merck if Merck is in material breach of this Agreement, and has not cured such breach within [ * ] days after notice requesting cure of the breach (provided that if such cure cannot be fully achieved within such [ * ] day cure period, then such cure period will be extended for an additional period of up to [ * ] additional days (for a total cure period of [ * ] days)); provided, however, that in the event of a good faith dispute with respect to the existence of such a material breach, the [ * ] day cure period (as may be extended pursuant to the foregoing provisions of this Section 14.4.2) shall be tolled until such time as the dispute is resolved pursuant to Section 16.8 and, for clarity, this Agreement shall remain in full force and effect during such period. 14.4.3 Disfavored Remedy. The Parties agree that the remedies under the foregoing Sections 14.4.1 and 14.4.2 are to be invoked only if the applicable material breach cannot be adequately remedied through a combination of specific performance and the payment of money damages as available to the non-breaching Party in accordance with this Agreement. 14.5 Termination For Bankruptcy. -139- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

14.5.1 Termination. If a Party (the “Bankruptcy Party”) makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it, in each case, which is not dismissed, discharged, bonded or stayed within [ * ] after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety, effective immediately upon written notice to such Bankruptcy Party. 14.5.2 Licenses. In the event that this Agreement is terminated due to the rejection of this Agreement by or on behalf of the Bankruptcy Party due to an Insolvency Event, all licenses and rights to licenses granted under or pursuant to this Agreement by the Bankruptcy Party to the other Party are and shall otherwise be deemed to be licenses of rights to “intellectual property” (including for purposes of 365(n) of the United States Bankruptcy Code). The Parties agree that the other Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under any applicable insolvency statute, and that upon commencement of an Insolvency Event by or against the Bankruptcy Party, the other Party shall be entitled to a complete duplicate of or complete access to (as such other Party deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to the other Party (a) upon any such commencement of a bankruptcy proceeding, at the written request therefor by the other Party, unless the Bankruptcy Party elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, upon the rejection of this Agreement by or on behalf of the Bankruptcy Party, then at the written request therefore. The provisions of this Section 14.5.2 shall be (i) without prejudice to any rights the other Party may have arising under any applicable insolvency statute or other Applicable Law and (ii) effective only to the extent permitted by Applicable Law. 14.6 Termination for Patent Challenge. 14.6.1 In the event that Merck or any of its Affiliates directly takes any action, or knowingly provides financial or other assistance (including direct legal or technical advice) to any Third Party, to challenge in a court or administrative proceeding any claim in any SeaGen Patent as being invalid, unenforceable or otherwise not patentable, SeaGen shall have the right to immediately terminate this Agreement in its entirety, including the rights with respect thereto of any Merck sublicensee, [ * ] written notice to Merck; provided that SeaGen shall not have the right to terminate this Agreement (a) if Merck withdraws or causes to be withdrawn such action within such [ * ] period or (b) if Merck (or its Affiliate) or such Third Party challenges any SeaGen Patents in defense of claims raised by or on behalf of SeaGen (or its Affiliate) against Merck (or its Affiliate) or such Third Party, or otherwise in connection with an assertion of a cross-claim or a counter-claim. In the event that SeaGen notifies Merck in writing that any of Merck’s sublicensees directly takes any action, or knowingly provides financial or other assistance (including direct legal or technical advice) to any Third Party, to challenge in a court or administrative proceeding any claim in any SeaGen Patent as being invalid, unenforceable or otherwise not patentable, then Merck shall terminate such sublicensee’s sublicense in its entirety, unless (i) such action by such sublicensee is withdrawn within [ * ] after SeaGen notice to Merck thereof or (ii) such sublicensee (or its affiliate) or such Third Party challenges any SeaGen Patents in defense of claims raised by -140- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

or on behalf of SeaGen (or its Affiliate) against such sublicensee (or its affiliate) or such Third Party, or otherwise in connection with an assertion of a cross-claim or a counter-claim. 14.6.2 In the event that SeaGen or any of its Affiliates directly takes any action, or knowingly provides financial or other assistance (including direct legal or technical advice) to any Third Party, to challenge in a court or administrative proceeding any claim in any Merck Patent as being invalid, unenforceable or otherwise not patentable, Merck shall have the right to immediately terminate this Agreement in its entirety, including the rights with respect thereto of any SeaGen sublicensee, upon [ * ] prior written notice to SeaGen; provided that Merck shall not have the right to terminate this Agreement (a) if SeaGen withdraws or causes to be withdrawn such action within such [ * ] period or (b) if SeaGen (or its Affiliate) or such Third Party challenges any Merck Patents in defense of claims raised by or on behalf of Merck (or its Affiliate) against SeaGen (or its Affiliate) or such Third Party, or otherwise in connection with an assertion of a cross-claim or a counter-claim. In the event that Merck notifies SeaGen in writing that any of SeaGen’s sublicensees directly takes any action, or knowingly provides financial or other assistance (including direct legal or technical advice) to any Third Party, to challenge in a court or administrative proceeding any claim in any Merck Patent as being invalid, unenforceable or otherwise not patentable, then SeaGen shall terminate such sublicensee’s sublicense in its entirety, unless (i) such action by such sublicensee is withdrawn within [ * ] after Merck notice to SeaGen thereof or (ii) such sublicensee (or its affiliate) or such Third Party challenges any Merck Patents in defense of claims raised by or on behalf of Merck (or its Affiliate) against such sublicensee (or its affiliate) or such Third Party, or otherwise in connection with an assertion of a cross-claim or a counter-claim. 14.7 Effects of Termination. 14.7.1 Generally. In the event of termination of this Agreement for any reason, except as set forth in this Section 14.6 and for the surviving provisions as set forth in Section 14.9, the rights, licenses and obligations of the Parties hereunder shall terminate and be of no further force or effect as of the effective date of such termination. 14.7.2 Return of Confidential Information. In the event of termination of this Agreement for any reason, no later than [ * ] days after the effective date of such termination, each Party shall either (a) return or cause to be returned to the other Party or (b) destroy and certify such destruction to the other Party, all Confidential Information of the other Party (other than Joint Program Know-How), except to the extent that such Party needs to retain such Confidential Information to exercise its rights or perform its obligations hereunder that survive termination. Notwithstanding the foregoing, (i) each Party and may keep one copy of Confidential Information received from the other Party in its confidential files for record purposes, and (ii) each Party shall be permitted to retain Confidential Information included in any computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such Party’s standard archiving and back-up procedures. 14.7.3 Transition of Licensed Product Activities. -141- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(a) Subject to Section 14.7.4, in the event of termination of this Agreement for any reason, the Parties shall work together in good faith following such termination in order to effect, as soon as reasonably practicable (but in any event within [ * ] months) following the effective date of termination, an orderly wind-down or transition in accordance with Sections 14.7.3(b) and 14.7.5 of the ongoing Development, Manufacture and Commercialization responsibilities with respect to the Licensed Product from Merck to SeaGen with respect to those Development, Manufacture and Commercialization activities being performed by Merck hereunder for the Licensed Product as of the date of such termination; provided that (i) except if this Agreement is terminated by Merck under Section 14.2 or by SeaGen pursuant to Section 14.4.2 for Merck’s material breach, or as otherwise provided in Section 14.7.3(b) or 14.7.5, SeaGen shall reimburse Merck for any costs and expenses incurred by Merck (or any of its Affiliates) in connection therewith, and (ii) except as expressly set forth in Section 14.7.5, Merck shall not be required to grant any assignments, rights or licenses to any intellectual property or to any other assets or materials of Merck or any of its Affiliates in connection therewith. (b) Notwithstanding the provisions of Section 14.7.1, the licenses granted to Merck hereunder shall survive during such transition period in order for Merck (and its Related Parties), prior to completion of such transition, to: (i) unless Merck or SeaGen elects to continue the applicable Clinical Trial under Section 14.7.4 or 14.7.5(b), subject to compliance with Applicable Law (including taking into account patient safety), wind-down any ongoing Clinical Trials that were being conducted by Merck (or any of its Related Parties ) as the Lead Study Party with respect to the Licensed Product hereunder at the time of such termination (provided that (A) the costs of winding-down such Clinical Trials shall be Allowable Development Costs and be shared between the Parties in accordance with Section 10.4, mutatis mutandis and (B) the provisions of Section 5.3 shall apply to any and all Development Data generated from such Clinical Trials after the effective date of termination, mutatis mutandis); (ii) solely if this Agreement is terminated after the first commercial sale of the Licensed Product in any country where Merck is the Lead Distribution Party, Distribute and otherwise Commercialize any remaining inventory (including Licensed Product Manufactured pursuant to Section 14.7.3(b)(iv)) of the Licensed Product hereunder for such country; provided that, all activities with respect to such Distribution and Commercialization of the Licensed Product shall be done in accordance with the applicable terms and conditions of this Agreement, mutatis mutandis, and the Parties shall continue to share the costs and expenses with respect to such Distribution and other Commercialization of such inventory in accordance with Section 10.4, mutatis mutandis, and shall share the Licensed Product Net Sales from the sale of such inventory in accordance with Section 10.4, mutatis mutandis; (iii) solely with respect to those countries where Merck is the Lead Regulatory Party, to continue to undertake such Development activities for the Licensed Product designated to Merck as the Lead Regulatory Party, during such transition period, as applicable; provided that all such activities shall be done in accordance with the applicable terms and conditions of this Agreement, mutatis mutandis, and the Parties shall continue to share the -142- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

costs and expenses with respect to such activities in accordance with Section 10.4, mutatis mutandis; and (iv) if Merck is the Lead Manufacturing Party, to finish any Manufacturing of any work-in-progress of Licensed Product; provided that all such activities shall be done in accordance with the applicable terms and conditions of this Agreement, mutatis mutandis, in which case, the Parties shall continue to share the costs and expenses with respect to such activities in accordance with Section 10.4, mutatis mutandis; provided that, for clarity, Merck shall have no obligation to undertake such activities in the foregoing clauses (ii) or (iv) of this Section 14.7.3(b), as applicable. 14.7.4 Election by Parties to Continue Ongoing Conduct of Clinical Trials for Merck Proprietary Combinations under a Clinical Trial Agreement. In the event of termination of this Agreement for any reason, notwithstanding the provisions of Section 14.7.3 or 14.7.5(b), with respect to any Clinical Trial of the Licensed Product for use in a Merck Proprietary Combination that has been Initiated and is ongoing as of the effective date of termination (any such Clinical Trial, an “Ongoing Merck Proprietary Combination Trial”), the following shall apply: (a) With respect to each Ongoing Merck Proprietary Combination Trial, either Party may elect, on a Clinical Trial-by-Clinical Trial basis, to continue the conduct of such Ongoing Merck Proprietary Combination Trial pursuant to Section 14.7.4(c) and will provide written notice to the other Party of its election before the effective date of termination or within the [ * ] period immediately thereafter. (b) With respect to any Ongoing Merck Proprietary Combination Trial that neither Merck nor SeaGen elected to continue pursuant to Section 14.7.4(a) and that is being conducted by Merck (or any of its Related Parties on its behalf) as the Lead Study Party, SeaGen will make an election under Section 14.7.5(b) as to whether to transfer to SeaGen, wind-down or for Merck to continue the applicable Clinical Trial, in each case, in accordance with Section 14.7.5(b). (c) With respect to each Ongoing Merck Proprietary Combination Trial for which Merck or SeaGen elects to continue pursuant to Section 14.7.4(a) (on a Clinical Trial- by-Clinical Trial basis), the Parties will negotiate in good faith a clinical trial collaboration agreement between the Parties (provided that if the Parties are unable to agree on such clinical trial collaboration agreement within [ * ] days after the effective date of termination, then the Parties shall use the CTC as the form of such clinical trial collaboration agreement, with such changes as may be necessary to reflect that a different Clinical Trial is being conducted, and also to reflect any potential different roles of the Parties with respect to such Clinical Trial (based on the allocation of such roles under this Agreement) as compared to the CTC) with respect to the continued conduct by the applicable Lead Study Party of such Clinical Trial until completion (other than in the event of a Safety Issue) in accordance with the Development Plan in effect as of the effective date of termination; provided that, for clarity, pending the execution of the clinical trial collaboration agreement, (i) the conduct of such Clinical Trials shall continue in accordance with the terms and conditions of this Agreement (including, for clarity, with respect to sharing of -143- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Allowable Development Costs in connection therewith), mutatis mutandis, (ii) the provisions of Section 5.3 shall apply to any and all Development Data generated from such Clinical Trial after the effective date of termination, mutatis mutandis, (iii) the Parties’ obligations under the Pharmacovigilance Agreement shall remain in full force and effect with respect to such Clinical Trial, and (iv) without limiting the foregoing sub-clause (i), the licenses granted to each Party hereunder shall survive as necessary in order for such Party to continue the conduct of any such Clinical Trials. 14.7.5 Transfers and Licenses from Merck to SeaGen. In the event of termination of this Agreement for any reason, at SeaGen’s option, upon written notice to Merck (in each case no later than [ * ] days after the effective date of termination), Merck shall make the following transfers to SeaGen (except in the case of sub-clauses (a), (c), (d) and (f) below to the extent Merck needs to retain such assets, materials or rights, as applicable, to the extent necessary for Merck to conduct its activities under Sections 14.7.3(b) or 14.7.4, in which case, any activities remaining to be performed under sub-clauses (a), (c), (d) and (f) will be performed promptly upon completion of the applicable Merck activities under Sections 14.7.3(b) or 14.7.4, as applicable, provided that SeaGen had made its election to have such activities performed within the [ * ] day period after the effective date of termination): (a) Regulatory Documentation. Merck shall, at SeaGen’s cost (provided that if this Agreement is terminated by Merck under Section 14.2 or by SeaGen pursuant to Section 14.4.2 for Merck’s material breach, then SeaGen shall not be required to reimburse Merck for such costs), provide SeaGen with copies of and, subject to compliance with Applicable Laws, and to the extent it is legally permitted to do so, Merck shall also transfer and assign to SeaGen (or its designee) any and all (i) Marketing Authorizations (including any and all pricing approval and government reimbursement approvals), and (ii) other material Regulatory Documentation, in each case, that are owned by Merck or its Affiliate (including, solely if Merck has the legal right to do so, any and all of the foregoing that were made or filed by Merck’s or its Affiliates’ respective sublicensees) and that are solely and exclusively for the Licensed Product (including, if applicable, Licensed Product for use in a SeaGen Proprietary Combination (but excluding any of the foregoing that are related to any Combination Product that is co-formulated with any Merck Proprietary Product, which shall be addressed under a separate agreement between the Parties as set forth in Section 14.7.5(g)), and solely as they exist as of the effective date of termination. In the event of a failure to obtain assignment (and provided that Merck will use Commercially Reasonable Efforts to obtain such assignment), then Merck and its Affiliates hereby consent and grant to SeaGen, its Affiliates and (sub)licensees the right to access and reference (without any further action required on the part of Merck or its Affiliates whose authorization to file such consent with any Regulatory Authority is hereby granted) any such Regulatory Documentation owned by Merck or its Affiliates with respect to the Licensed Product for SeaGen’s and its Affiliates’ use in connection with the Licensed Product. (b) Clinical Trials. Subject to Section 14.7.4, if, at the time of such termination, Merck (or any of its Related Parties on its behalf) as the Lead Study Party is conducting any Clinical Trials for the Licensed Product, then, at SeaGen’s election on a Clinical Trial-by-Clinical Trial basis, to the extent elected by written notice to Merck before the effective date of termination or within the [ * ] day period immediately thereafter: (i) to the extent -144- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

permissible under Applicable Law and commercially feasible, Merck shall, and shall cause its Related Parties to, at SeaGen’s cost (provided that if this Agreement is terminated by Merck under Section 14.2 or by SeaGen pursuant to Section 14.4.2 for Merck’s material breach, then SeaGen shall not be required to reimburse Merck for such costs) transfer the conduct of such Clinical Trial to SeaGen (or its designees), and SeaGen shall assume any and all liability for the conduct of such transferred Clinical Trial after the effective date of such transfer (except to the extent arising prior to the transfer date or from any willful misconduct or negligent act or omission by Merck or its Related Parties or their respective employees, agents and contractors), (ii) to the extent permissible under Applicable Laws (and taking into account patient safety matters), Merck shall wind-down the applicable Clinical Trial in accordance with Section 14.7.3 or (iii) to the extent that a given Clinical Trial may not be transferred to SeaGen under the foregoing clause (i) pursuant to Applicable Law (and if clause (ii) is not elected with respect to such Clinical Trial), Merck shall, at SeaGen’s cost, continue such Clinical Trial until completion (provided that Merck may discontinue such Clinical Trial for Safety Issues). In furtherance of the foregoing, notwithstanding the provisions of Section 14.7.1, the licenses granted to Merck hereunder shall survive solely to the extent necessary for Merck (and its Related Parties) to finish, transition or otherwise wind- down such Clinical Trials, as applicable. If such costs are to be borne by SeaGen as set forth in this Section 14.7.5(b), then SeaGen shall pay Merck for the costs of such activities, which costs shall be paid by SeaGen to Merck within [ * ] days after receipt of an invoice and supporting documentation therefor. Notwithstanding the foregoing, in the event of termination of this Agreement by Merck under Section 14.2, with respect to any Ongoing Merck Proprietary Clinical Trial under the Development Plan for a Merck Proprietary Combination with the Initial Merck Proprietary Product that has been Initiated prior to the effective date of termination and that will continue after the effective date of termination pursuant to this Section 14.7.5(b), Merck shall continue to supply the Initial Merck Proprietary Product, at Merck’s cost, for use in each such Clinical Trial in accordance with (and for the quantities set forth in) the Development Plan as in existence as of the effective date of termination of this Agreement. (c) Trademarks. Subject to compliance with Applicable Laws, to the extent it is legally permitted to do so, Merck shall transfer to SeaGen, at SeaGen’s cost (provided that if this Agreement is terminated by Merck under Section 14.2 or by SeaGen pursuant to Section 14.4.2 for Merck’s material breach, then SeaGen shall not be required to reimburse Merck for such costs), any Merck Collaboration Marks (including all applications therefor), in each case, that are owned by Merck or its Affiliate and that are solely and exclusively for the Licensed Product (but excluding any of the foregoing that are related to any Combination Product that is co-formulated with any Merck Proprietary Product, which shall be addressed under a separate agreement between the Parties as set forth in Section 14.7.5(g)), and solely as they exist as of the effective date of termination (and, following such transfer, such Merck Collaboration Marks shall thereafter be deemed to be SeaGen Collaboration Marks). (d) Inventory. Merck shall transfer to SeaGen the remaining inventory of Licensed Product (including work-in-progress) owned by, and in the possession of, Merck (or its Affiliate), and, (i) solely if such Licensed Product was manufactured by or on behalf of Merck or its Affiliate, SeaGen shall pay to Merck the Cost of Goods Manufactured of such inventory (and work-in-progress) plus the costs of transportation to SeaGen, or (ii) solely if such Licensed Product was manufactured by or on behalf of SeaGen and paid for by Merck under a SeaGen Supply -145- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Agreement, SeaGen shall pay to Merck the price for such inventory (and work-in-progress) paid by Merck to SeaGen under such SeaGen Supply Agreement plus the costs of transportation to SeaGen (provided that, in each case ((i) and (ii)) if any of the foregoing amounts have already been included in the calculation of Allowable Development Costs or Allowable Commercialization Costs and shared equally between the Parties hereunder (for example, the Cost of Goods Manufactured of any clinical supplies of the Licensed Product that were already included as Allowable Development Costs) then SeaGen shall only be required to pay for the remaining half of the applicable costs in the foregoing clauses (i) and (ii) pursuant to this Section 14.7.5(d)), which costs shall be paid by SeaGen to Merck within [ * ] days after receipt of an invoice therefor. (e) Licenses. Merck shall, and effective upon termination of this Agreement hereby does, grant, on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant), to SeaGen under [ * ] the “Reversion Product”) and necessary for SeaGen to continue the Development and Commercialization of the Reversion Product, in each case, with a right to grant and authorize sublicenses through multiple tiers, a non-exclusive, perpetual, irrevocable, royalty-free, fully paid-up, license to import, use, sell, offer to sell and otherwise commercialize the Reversion Product in the Field for the Territory, [ * ] to the [ * ], pursuant to this Agreement, [ * ] has [ * ] or has [ * ] for the [ * ] or [ * ], the “SeaGen Continuing Combinations”). In addition, the licenses and provisions set forth in Section 2.3.2 shall survive with respect to the use of the Reversion Product in the SeaGen Continuing Combinations, but solely for SeaGen to use those Promotional Materials and packaging and labeling for the SeaGen Continuing Combinations existing as of the effective date of termination to promote and commercialize the SeaGen Continuing Combination (and for no other purposes) and subject to the terms and conditions set forth in Section 2.3.2, mutatis mutandis. In addition, Merck shall, and effective upon termination of this Agreement hereby does, grant, on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant), to SeaGen a fully-paid, royalty-free, Co-Exclusive (with Merck and its Affiliates) right and license, with the right to grant sublicenses through multiple tiers (subject to Section 2.6), under [ * ], to seek and obtain regulatory approval for, import, use, sell and offer to sell (including Commercialize) and otherwise exploit the applicable Licensed Product for use in the corresponding SeaGen Continuing Combination. In furtherance of the foregoing, Merck shall, and hereby does, grant on behalf of itself and its Affiliates (and hereby causes its Affiliates to grant) to SeaGen a right of reference to any INDs, MAAs and Marketing Authorizations for the Reversion Product that are Controlled by Merck or any of its Affiliates as of the effective date of termination, which right of reference shall be for use in connection with the Reversion Product for use in the SeaGen Continuing Combinations in the Field for the Territory. At the request of SeaGen, Merck shall provide to SeaGen a cross-reference letter or similar communication to the applicable Governmental Authority to effectuate such right of reference. (f) Transition of Contracts. Merck shall, at SeaGen’s cost (provided that if this Agreement is terminated by Merck under Section 14.2 or by SeaGen pursuant to Section 14.4.2 for Merck’s material breach, then SeaGen shall not be required to reimburse Merck for such costs), assign (to the extent assignable and without penalty to Merck or its Affiliate), upon request of SeaGen within [ * ] days after the effective date of termination, any agreements with Third Party subcontractors and vendors (including Distributors) that are solely and exclusively for the Licensed Product to Develop, Manufacture or otherwise Commercialize the Licensed Product; provided that, to the extent any such Third Party agreement is not assignable to SeaGen, Merck -146- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

shall, at SeaGen’s cost, reasonably cooperate with SeaGen to assist SeaGen to arrange to continue to receive such services for a reasonable time (not to exceed [ * ]) after termination. If such costs are to be borne by SeaGen as set forth in this Section 14.7.5(f), SeaGen shall pay Merck for the costs of such activities, which costs shall be paid by SeaGen to Merck within [ * ] after receipt of an invoice therefor. (g) Combination Products with Merck Proprietary Products. In the event that as of the date of termination of this Agreement, the Parties are conducting Clinical Trials hereunder for, or are Commercializing hereunder, a Licensed Product that is a Combination Product that is co-formulated with any Merck Proprietary Product, then the Parties shall negotiate in good faith to enter into a separate agreement to address the rights and responsibilities of the Parties with respect to such Combination Product following termination of this Agreement. (h) Conditions. Notwithstanding the foregoing provisions of this Section 14.7.5, the foregoing transfers, assignments and licenses by Merck shall be provided on an “as is” basis (without any representations and warranties). 14.7.6 Continuing Payments from SeaGen to Merck. In the event that Merck terminates this Agreement under Section 14.4.1, 14.5 or 14.6, the following shall apply: (a) SeaGen shall pay to Merck, on a Continuing Product-by-Continuing Product basis, an amount equal to the Applicable Percentage of the aggregate net sales of the applicable Continuing Product sold by any Continuing Party (which net sales shall be calculated, on a Continuing Product-by-Continuing Product basis, in a manner consistent with the definition of “Licensed Product Net Sales” hereunder, mutatis mutandis) during the applicable Continuing Payment Term (which Continuing Product Term shall be determined on a Continuing Product-by- Continuing Product and country-by-country basis) (the “Continuing Product Payments”). For purposes of this Section 14.7.6, the following terms shall have the following meanings: “Applicable Percentage” means, [ * ] (i) “Continuing Party” means [ * ]. (ii) “Continuing Payment Term” means, [ * ]. (iii) “Continuing Product” means [ * ]. (iv) “Recoupment Amount” means [ * ]. (b) The Continuing Product Payments shall be paid to Merck on a quarterly basis, and in connection therewith, (i) [ * ] after the end of each calendar quarter during which any Continuing Product was sold, SeaGen shall provide to Merck a report setting forth the net sales (including the calculation thereof) and the Continuing Product Payments payable thereon, and SeaGen shall remit payment of the Continuing Product Payments to Merck simultaneously with the delivery of each such report, (ii) the provisions of Sections 10.5, 10.6 and 10.7 shall apply, mutatis mutandis, and (iii) from and after such time as the aggregate Continuing Product Payments -147- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

for all Continuing Products paid to Merck pursuant to Section 14.7.6(a) equal the Recoupment Amount, the provisions of Schedule 14.7.6 shall apply. (c) Payment Conditions for Continuing Product. All Continuing Product Payments are subject to the following conditions: (i) only one Continuing Product Payment shall be due with respect to the same unit of Continuing Product; (ii) no Continuing Product Payment shall be due upon the sale or other transfer among SeaGen or its Affiliates or any other Continuing Party for resale purposes, but in such cases the payment shall be due and calculated upon the applicable Continuing Party’s net sales of the Continuing Product (which net sales shall be calculated in a manner consistent with the definition of “Licensed Product Net Sales” hereunder, mutatis mutandis) to the first independent Third Party; and (iii) no Continuing Product Payments shall accrue on the disposition of Continuing Product by any Continuing Party as samples (promotion or otherwise) or as donations (e.g., to non-profit institutions or government agencies for a non-commercial purpose) or for development (per the defined term “Develop”, mutatis mutandis)) activities. 14.7.7 Licenses from SeaGen to Merck. The licenses and rights of reference granted to Merck as set forth in Section 2.2.3 shall survive any termination of this Agreement with respect to the applicable Merck Proprietary Products for use in each Merck Proprietary Combination, but solely if Merck (or its designee) [ * ] to the [ * ] to the [ * ] for the [ * ] in such [ * ] such a [ * ] pursuant to [ * ] the “Merck Continuing Combinations”). In addition, the licenses and provisions set forth in Section 2.2.4 shall survive with respect to the applicable Merck Proprietary Products for use in the Merck Continuing Combinations, but subject to the terms and conditions set forth in Section 2.2.4, mutatis mutandis. 14.8 Milestone Payments. For clarity, Merck shall still be obligated to make any Milestone Payment to SeaGen with respect to any Milestone Event achieved during the period commencing on the date of notice of termination of this Agreement and ending on the effective date of termination of this Agreement; provided, however, that Merck shall not be obligated to make such Milestone Payments to SeaGen with respect [ * ] if the [ * ] is a [ * ] of such [ * ] to such [ * ]of any [ * ] pursuant to [ * ]. 14.9 Effect of Expiration or Termination; Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing upon or prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other Party accrued or accruing under this Agreement upon or prior to expiration or termination, including the obligation to share Allowable Development Costs, Allowable Commercialization Costs and Allowable Joint IP Costs incurred prior to such expiration or termination in accordance with this Agreement, and to share the Licensed Product Net Sales from Licensed Product sold prior to such expiration or termination, and Sublicensee Revenues received with respect to Licensed Product prior to the date of expiration or termination, and (subject to Section 14.8) the obligation to pay Milestone Payments with respect to Milestone Events achieved prior to the date of expiration or termination, in each case, in accordance with the provisions of Article 10, and in furtherance thereof, the Parties shall conduct a final accounting in accordance with the provisions of Section 10.4 as soon as reasonably practicable following expiration or termination of this Agreement to effectuate such sharing and payments. In addition, -148- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

nothing in this Section 14.9 or otherwise shall relieve any Party from liability for any breach of this Agreement occurring prior to such expiration or termination or any Shared Liability Action arising from Licensed Product sold or administered prior to such expiration or termination. In addition, the provisions of Sections 2.4.1, 5.2.7, 5.3.4 (first sentence only, and for a period of time consistent with Applicable Law for record retention), 5.5.7 (with respect to units of Licensed Products administered or sold prior to the expiration or termination of this Agreement), 6.8 (with respect to units of Licensed Products administered or sold prior to the expiration or termination of this Agreement), 7.7 (with respect to units of Licensed Products administered or sold prior to the expiration or termination of this Agreement), 10.5 (with respect to payments that are accrued but unpaid at the time of expiration or termination, or otherwise to the extent applicable), 10.6 (for the period set forth therein), 10.7, 11.6 (for the time period set forth therein), 11.7, 12.3, 14.7, 14.8 and 14.9 and Articles 1 (to the extent the definitions are used in other surviving provisions), 9 (for the time period set forth therein, but not Section 9.5), 13, 15 and 16 (but not Section 16.4.2(b), other than Section 16.4.2(b)(iii)(H)), shall survive any termination of this Agreement. ARTICLE 15 TAX MATTERS 15.1 Tax Partnership. It is expressly agreed that SeaGen and Merck shall be independent contractors and that neither Party is assuming liability through, and nothing herein is intended to create, any partnership or agency arrangement between SeaGen and Merck for tax purposes in any jurisdiction in which any activities contemplated by this Agreement and associated agreements are undertaken; provided, however, that the Parties intend that the arrangement between the Parties hereunder shall be treated as a partnership for United States federal and state income tax purposes only (the “Tax Partnership”), and in connection therewith, Merck is authorized and shall file an election with the United States Internal Revenue Service (and any applicable state Governmental Authority in the United States) to the extent necessary for the arrangement hereunder to be treated as a partnership for United States federal income tax purposes (and state income tax purposes, as applicable). Except as otherwise agreed to by SeaGen and Merck in writing, neither Merck nor SeaGen shall file any returns or take any tax reporting positions inconsistent with the characterization of the arrangement hereunder as a Tax Partnership. 15.2 Tax Information Sharing. Each Party shall cooperate in providing any information reasonably requested by the other Party to enable such other Party to report the transactions contemplated by this Agreement on any required tax returns (including information returns), to respond to any request for information from the United States Internal Revenue Service or other taxing authority and to comply with its financial reporting obligations in connection with the financial reporting for taxes. In connection the foregoing, Merck shall use commercially reasonable efforts to provide SeaGen with estimates of its share of the Tax Partnership’s profit and loss in advance of SeaGen’s annual Form 10-K filing deadline. 15.3 Tax Returns of Tax Partnership. Merck shall prepare, or cause to be prepared, and file on a timely basis with the appropriate authorities, annual income and other required tax returns for the Tax Partnership, including IRS Form 1065 and any similar tax returns filed with any state or local jurisdiction, and SeaGen shall reasonably cooperate with Merck in connection therewith, including by timely providing to Merck all documents and information in SeaGen’s control or possession that are reasonably requested by Merck and that are required to accurately -149- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

fill out the Tax Partnership tax return (including any related information returns) by Merck or any of its Affiliates, it being understood that SeaGen shall have the right to make appropriate redactions of information unrelated to activities undertaken pursuant to this Agreement. Schedule 15.3 sets forth the procedures to be used in allocating tax items of the Tax Partnership to Merck and SeaGen. SeaGen shall have the right to review any tax returns of the Tax Partnership prepared, or caused to be prepared, by Merck, in each case in advance of their submission and Merck shall obtain SeaGen’s consent to the filing of such return, including with respect to any elections or other determinations made in such returns, which consent shall not be unreasonably withheld, conditioned or delayed. Merck shall have all powers needed to perform its duties, including the power to retain all attorneys and accountants of its choice in connection therewith, and to make any US federal, state, or local tax elections with SeaGen’s consent, which shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, the tax elections listed in Schedule 15.3 shall not require SeaGen’s consent. The Tax Partnership shall apply the [ * ] method of allocation under Section [ * ] for any contributions of property deemed to be made to the Tax Partnership, except as otherwise agreed by SeaGen and Merck in writing. Merck shall take steps to have the Tax Partnership elect under Section 6221(b) of the U.S. Internal Revenue Code (the “Code”), as amended by the Bipartisan Budget Act of 2015, P.L. 114-74 (together with any subsequent amendments thereto, Treasury Regulations promulgated thereunder, and published administrative interpretations thereof, collectively, the “BBA”) (such election, the “6221(b) election”) not to be subject to partnership-level audit proceedings. Merck is hereby designated the “partnership representative” of the Tax Partnership for all years governed by this Agreement and the “designated individual” shall be an officer or employee of Merck. To the extent that the Tax Partnership is not eligible to make the 6221(b) election, (a) Merck shall represent the Tax Partnership in any disputes, controversies or proceedings with the Internal Revenue Service or with any state or local taxing authority and is hereby authorized to take any and all actions that it is permitted to take when acting in that capacity, (b) SeaGen shall have the right to participate in all material tax proceedings (including for the avoidance of doubt audits) of the Tax Partnership and shall have the right to consent to the settlement thereof (such consent not to be unreasonably withheld, conditioned or delayed), (c) SeaGen shall have the right to be notified of all tax proceedings, (d) the Tax Partnership shall make the election provided by Section 6226 of the Code in respect of any underpayments of tax resulting from an audit of the Tax Partnership and (e) the foregoing provisions related to the BBA shall survive termination of this Agreement and the termination of the Tax Partnership, and shall remain binding on each party for the period of time necessary to resolve with the Internal Revenue Service (or any other applicable taxing authority) all tax matters relating to the Tax Partnership. 15.4 Additional Matters. Notwithstanding Section 15.1 or any other provision of this Agreement, the Parties do not intend to create a partnership under the laws of any jurisdiction, except the Parties intend to create a Tax Partnership, and the Parties shall take positions accordingly for accounting and tax purposes with any applicable Governmental Authority in any other jurisdiction in which any activities contemplated by this Agreement and associated agreements are undertaken. To the extent that the activities contemplated by this Agreement are treated in any such other jurisdiction as a partnership for purposes of computing Merck’s or SeaGen’s tax liability in such jurisdiction, the Parties agree that, to the extent permissible under the Applicable Law of such jurisdiction, items of partnership income and deduction will be -150- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

allocated in a manner that, as close as possible, places the Parties in the same position as if no deemed partnership were created. ARTICLE 16 MISCELLANEOUS 16.1 Use of Affiliates. Either Party shall have the right to exercise its rights and perform its obligations under this Agreement and the Ancillary Agreements either itself or through any of its Affiliates. In addition, in each case where a Party’s Affiliate has an obligation pursuant to this Agreement or any Ancillary Agreement or performs an obligation pursuant to this Agreement or any Ancillary Agreement, (a) such Party shall cause and compel such Affiliate to perform such obligation and comply with the terms of this Agreement or such Ancillary Agreement and (b) any breach of the terms or conditions of this Agreement or any Ancillary Agreement by such Affiliate shall be deemed a breach by such Party of such terms or conditions. 16.2 Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” and words of similar import shall be deemed to be followed by the phrase “without limitation”, (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”, (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections, Exhibits or Schedules shall be construed to refer to Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits and Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof and (k) the word “or” is disjunctive but not necessarily exclusive. 16.3 Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from any event or cause beyond the reasonable control of the affected Party or any of its Affiliates, potentially including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, global shortages of energy, raw materials or supplies, epidemics, pandemics, fire, floods, or other acts of God, or acts, omissions or delays in acting by any Governmental Authority (each such event -151- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

or cause, a “Force Majeure”). The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake Commercially Reasonable Efforts necessary to cure such Force Majeure circumstances. Notwithstanding the foregoing, no Force Majeure shall relieve a Party of any payment obligations hereunder. 16.4 Assignment. 16.4.1 Except as provided in this Section 16.4, this Agreement may not be assigned or otherwise transferred (however structured, whether by merger, acquisition, sale of all or substantially all of its assets to which this Agreement relates or otherwise), nor may any right or obligation hereunder be assigned or transferred, by either Party, without the prior written consent of the other Party; provided, however, that (a) Merck or SeaGen may assign this Agreement or any of its rights and obligations hereunder, in whole or in part, to (i) [ * ] or (ii) [ * ], provided that in the event of an assignment to [ * ] the Parties shall [ * ]; and provided that, in each case of the foregoing clauses (i) and (ii), the assigning Party shall [ * ], (b) Merck may assign this Agreement and its rights and obligations hereunder to [ * ], and (c) SeaGen may assign this Agreement and its rights and obligations hereunder to [ * ], in each case of (a), (b) and (c), without the prior written consent of the other Party. Any attempted assignment not in accordance with this Section 16.4 shall be null, void and unenforceable. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors and permitted assigns. 16.4.2 Change of Control. Whether or not this Agreement is assigned pursuant to Section 16.4.1, the Parties agree as follows: (a) The rights to Patent Rights, Know-How or other intellectual property rights of any successor-in-interest of a Party as a result of a Change of Control of such Party or any Person that becomes an Affiliate of a Party through any Change of Control of such Party, that were controlled by such successor or Person (and not such Party or any of its Affiliates prior to such Change of Control) immediately prior to such Change of Control (other than as a result of a license or other grant of rights, covenant or assignment by such Party or its other Affiliates to, or for the benefit of, such Person), will not be deemed to be “Controlled” by such Party for purposes of this Agreement and will be automatically excluded from the rights licensed to the other Party under this Agreement, provided in each case except to the extent that any such Patent Rights, Know-How or other intellectual property rights (i) are actually used in the course of such Party’s or such Third Party successor-in-interest’s performance of activities under this Agreement, or (ii) was otherwise licensed or sublicensed (as applicable) by such Third Party to such Party, or any Persons that were Affiliates of such Party, in each case under this sub-part (ii), prior to such Change of Control (as applicable) (such excluded Know How, Patent Rights or other intellectual property rights, “Acquiring Person Intellectual Property”). (b) In the event of a Change of Control of SeaGen with a Third Party (such Third Party, together with its affiliates immediately prior to the Change of Control, -152- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

collectively the “SeaGen Acquiror”), [ * ], then notwithstanding anything to the contrary contained herein (including Section 4.1) or in any Ancillary Agreement, the following shall apply: (i) Sensitive Information. Following the consummation of any such Change of Control of SeaGen, SeaGen and its Affiliates (including the SeaGen Acquiror) shall [ * ] implement reasonable procedures [ * ] to restrict access to [ * ] (collectively, the “Sensitive Information”)[ * ]. Without limiting the foregoing, from and after the consummation of the Change of Control, [ * ]; and (ii) [ * ]. With respect to any [ * ], such [ * ] shall be performed in accordance with this Agreement [ * ]; provided that, in connection therewith (and notwithstanding anything to the contrary contained herein), the following shall apply: (A) with respect to any [ * ], Merck shall [ * ] and in the event that Merck [ * ], the Parties shall [ * ] in good faith [ * ], as soon as reasonably practicable, [ * ]; (B) notwithstanding the provisions of [ * ] Merck shall [ * ]; provided that [ * ] shall not (x) [ * ] without the consent of [ * ], or (y) [ * ] without the consent of [ * ] unless [ * ]; and (C) notwithstanding the foregoing provisions of this Section 16.4.2(b)(ii) or anything to the contrary contained herein, Merck shall [ * ] in which case such [ * ] and the provisions of [ * ] shall apply (in lieu of the provisions of this Section 16.4.2(b)(ii)) with respect to [ * ]. (iii) [ * ]. Notwithstanding anything to the contrary contained herein [ * ] but subject to [ * ] from and after the consummation of such Change of Control [ * ], Merck shall [ * ]; provided that, in connection therewith, the following shall apply: (A) such [ * ] shall not be [ * ]. Merck shall be [ * ] (and, except for [ * ] as set forth in the following clause (C), if applicable, SeaGen shall [ * ]; (B) prior to [ * ], Merck shall [ * ]; (C) if SeaGen is [ * ], SeaGen shall [ * ]; provided that Merck shall [ * ] (but, for clarity, such [ * ] shall not be [ * ]; (D) Merck shall have [ * ]; provided that, [ * ] only the [ * ] (or such other [ * ]) shall be [ * ]; (E) SeaGen shall [ * ] for the [ * ]; (F) Merck shall [ * ]; provided that, notwithstanding the foregoing, Merck shall [ * ], in each case, [ * ]. Any [ * ] shall, as between the Parties, [ * ] and shall be [ * ] (and the [ * ] shall be [ * ]); provided that such [ * ] shall be deemed to be [ * ]; -153- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(G) Merck shall [ * ]; provided that [ * ] shall [ * ] any such [ * ] for [ * ]; and (H) notwithstanding the provisions of [ * ] upon [ * ] SeaGen shall [ * ] and Merck shall [ * ]. For clarity, (1) [ * ] shall be deemed to be a [ * ] (notwithstanding that [ * ] and that such [ * ]), (2) the Parties hereby agree and acknowledge that the [ * ] shall apply to [ * ] notwithstanding that [ * ], and (3) Merck [ * ] as set forth in [ * ]. (iv) [ * ]. From and after the consummation of such Change of Control, (A) SeaGen shall [ * ] any [ * ], in each case, for the [ * ] and (B) the [ * ] of such [ * ], as applicable, in the foregoing clause (A) shall [ * ]. For clarity, SeaGen shall [ * ] in accordance with this Agreement; provided that such [ * ] shall be [ * ] in accordance with Applicable Laws. (v) [ * ]. Notwithstanding anything to the contrary contained herein [ * ] but subject to [ * ] from and after the consummation of such Change of Control during the remainder of the Term, SeaGen shall [ * ]; provided that, in connection therewith, the following shall apply: (A) such [ * ] shall not be [ * ]. SeaGen shall be [ * ] (and, except for [ * ] as set forth in the following clause (C), if applicable, Merck shall [ * ]; (B) prior to [ * ] SeaGen shall [ * ]; (C) if Merck is [ * ], Merck shall [ * ]; provided that SeaGen shall [ * ] (but, for clarity, such [ * ] shall not be [ * ]; (D) SeaGen shall have [ * ]; provided that, i[ * ] only the [ * ] (or such other [ * ]) shall be [ * ]; (E) Merck shall [ * ] for the [ * ]; (F) SeaGen shall [ * ]; provided that, notwithstanding the foregoing, SeaGen shall [ * ], in each case, [ * ]. Any [ * ] shall, as between the Parties, [ * ] and shall be [ * ] (and the [ * ] shall be [ * ]); provided that such [ * ] shall be deemed to be [ * ]; and (G) SeaGen shall [ * ]; provided that [ * ] shall [ * ] any such [ * ] for [ * ]. For clarity, (1) [ * ] shall be deemed to be a [ * ] (notwithstanding that [ * ] and that such [ * ]), (2) the Parties hereby agree and acknowledge that [ * ] shall apply to [ * ] notwithstanding that [ * ], and (3) SeaGen [ * ] as set forth in Section 2.4.2, mutatis mutandis. (vi) [ * ]. From and after the consummation of such Change of Control, (A) Merck shall [ * ] any [ * ], in each case, for the [ * ] and (B) the [ * ] of such [ * ], as applicable, in the foregoing clause (A) shall [ * ]. For clarity, Merck shall [ * ] in accordance with this Agreement; provided that [ * ] shall be [ * ] in accordance with Applicable Laws. -154- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(vii) [ * ]. (A) In the event that Merck [ * ] in any country or region [ * ] then at the request of Merck, SeaGen [ * ] shall [ * ], and the Parties shall promptly update the [ * ] in connection therewith [ * ]. For clarity, the [ * ] shall be [ * ]. (B) In the event that SeaGen [ * ] in any country or region [ * ] then at the request of SeaGen, Merck [ * ] shall [ * ], and the Parties shall promptly update [ * ] in connection therewith [ * ]. For clarity, the [ * ] shall be [ * ]. (viii) [ * ]. Notwithstanding the provisions of [ * ] from and after the consummation of such Change of Control with a SeaGen Acquiror, the following shall apply: (A) if Merck [ * ], then if [ * ] as a result of (x) [ * ] or (y) [ * ]; and (B) no [ * ] shall be [ * ]. For clarity, notwithstanding the foregoing, all other [ * ] shall [ * ] from and after the consummation of such Change of Control with a SeaGen Acquiror (including that [ * ] as a result of [ * ] (irrespective of [ * ]), and, for clarity, without [ * ]), the [ * ]. 16.5 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of a Party. The Parties shall, in such an instance, use their reasonable best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) that, insofar as practical, implement the purposes of this Agreement. 16.6 Notices. All notices which are required or permitted pursuant to this Agreement shall be in writing in the English language and will be sufficient and deemed to have been duly given when (a) sent by facsimile transmission (receipt verified), provided further that a copy is promptly sent by an internationally recognized overnight delivery service (receipt requested) (although the sending of the fax shall be when the notice is deemed to have been given), or (b) the earlier of when received by the addressee or five (5) Business Days after it was sent, if delivered personally, sent by internationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: if to SeaGen, to: Seattle Genetics, Inc. 21823 30th Drive St Bothell, WA 98021 Fax: [ * ] Email: [ * ] Attention: General Counsel -155- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

if to Merck, to: Merck Sharp & Dohme Corp. 2000 Galloping Hill Road Kenilworth, NJ 07033-1310 Attention: Office of Secretary Email: [ * ] with a copy to: Merck Sharp & Dohme Corp. 2000 Galloping Hill Road Mail Stop K-1-4161 Kenilworth, NJ 07033 Attention: SVP, Corporate Development or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. This Section 16.6 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement. 16.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the Applicable Law of the State of New York, United States, and the patent law of the United States without reference to any rules of conflict of laws or renvoi that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. The United Nations Convention on Contracts for the International Sale of Goods (CISG) of 11 April 1980 shall not be applicable. 16.8 Dispute Resolution. 16.8.1 The Parties shall negotiate in good faith and use reasonable efforts to settle any dispute, controversy or claim arising from or related to this Agreement or any Ancillary Agreement, including the formation, existence, validity, enforceability, performance, interpretation, breach, or termination hereof or thereof (a “Dispute”). If the Parties do not fully resolve any such Dispute within [ * ] after a party first notifies the other Party of such Dispute, and a Party wishes to pursue the matter, then, except as otherwise set forth herein, each such Dispute that is not an “Excluded Claim” (as defined below) shall be finally resolved in accordance with Section 16.8.2; provided, however, that, notwithstanding the foregoing, any decisions that are subject to the final decision-making authority of a given Party (or mutual agreement of the Parties, as applicable) or the JSC, as expressly set forth in this Agreement, including Section 3.2.4(b), will not be subject to the provisions of this Section 16.8 so long as such decisions are made in accordance with this Agreement. 16.8.2 Executive Review; Arbitration. (a) In the event the Parties have not resolved such Dispute within such [ * ] as set forth in Section 16.8.1 and such Disputed has not previously been submitted to the Senior Executives or [ * ] for resolution, then either Party (through the Alliance Managers) may elect to formally submit such issue to the Parties’ applicable Senior Executives for resolution. In -156- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

the event that the Senior Executives are unable to resolve a given issue referred to the Senior Executives in accordance with this Section [ * ] after the dispute is formally submitted to the Senior Executives for resolution, then either Party (through the Alliance Managers) may elect to formally submit such issue to the Parties’ respective [ * ] for resolution. (b) In the event that the Parties’ respective [ * ] are unable to resolve a given issue referred to the [ * ] in accordance with Section 16.8.2(a) within [ * ] after the dispute is formally submitted to the [ * ] for resolution, then either Party may submit such Dispute to be finally settled by arbitration administered in accordance with the procedural rules of the American Arbitration Association (“AAA”) in effect at the time of submission, as modified by this Section 16.8.2(a). The arbitration will be governed by the Applicable Laws of the state of New York. The arbitration will be heard and determined by three (3) arbitrators who are retired judges or attorneys with at least ten (10) years of relevant experience in the pharmaceutical industry, each of whom will be impartial and independent. Each Party will appoint one (1) arbitrator and the third (3rd) arbitrator will be selected by the two (2) Party-appointed arbitrators, or, failing agreement within thirty (30) days following appointment of the second arbitrator, by AAA. Such arbitration will take place in New York, New York. The arbitration award so given will be a final and binding determination of the dispute, will be fully enforceable in any court of competent jurisdiction, and will not include any damages expressly prohibited by Section 13.6. Fees, costs and expenses of arbitration are to be divided by the Parties in the following manner: Merck will pay for the arbitrator it chooses, SeaGen will pay for the arbitrator it chooses, and the Parties will share payment for the third arbitrator. Except in a proceeding to enforce the results of the arbitration or as otherwise required by Applicable Law, neither Party nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of both Parties (each such consent not to be unreasonably withheld, delayed or conditioned). In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred, consistent with Section 16.7, by the applicable New York statute of limitations. (c) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect its rights or property pending the arbitration award. (d) The Parties agree that, in the event of a good faith dispute over the nature or quality of performance under this Agreement, neither Party may terminate this Agreement until final resolution of the dispute through arbitration or other judicial determination, and any cure period shall commence thereafter. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be promptly refunded if an arbitrator determines that such payments are not due. (e) As used in this Section 16.8, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the validity or infringement of a patent, trademark, copyright or trade secret, or (ii) any antitrust, anti-monopoly or competition Applicable Law or -157- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

regulation, whether or not statutory. Any action concerning Excluded Claims identified in clauses (i) or (ii) of this Section 16.8.2(e) may be brought in any court having jurisdiction. 16.9 Entire Agreement; Amendments. This Agreement, together with the Schedules and Exhibits hereto, and the Ancillary Agreements and the DPA contain the entire understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the subject matter hereof are superseded by the terms of this Agreement, including that certain Mutual Non-Disclosure Agreement between the Parties (or their respective Affiliates) dated as of [ * ] (as amended, the “Existing CDA”), to the extent that such Existing CDA relates to the subject matter hereof (provided that Confidential Information related to the subject matter hereof and disclosed under such Existing CDA shall be deemed to be disclosed hereunder). In the event of any conflict between the terms and conditions of the CTC and the terms and conditions of this Agreement, the terms and conditions of this Agreement shall govern. The Schedules and Exhibits to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representatives of each of the Parties. In the event of a conflict between the terms of this Agreement and one or more Ancillary Agreements, the terms of this Agreement shall govern unless the relevant Ancillary Agreement expressly states that, with respect to the terms subject to the conflict, the Ancillary Agreement governs over this Agreement. 16.10 Export Controls. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States, or other countries that may be imposed on or related to the Parties from time to time, in each case, under Applicable Law. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate Governmental Authority in accordance with Applicable Law. 16.11 Headings. The captions to the Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the Articles and Sections hereof. 16.12 Independent Contractors. It is expressly agreed that SeaGen and Merck shall be independent contractors hereunder, and neither SeaGen nor Merck shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party. Except as otherwise set forth in Article 15, it is understood and agreed that the relationship of the two Parties shall not constitute a partnership, joint venture or agency for tax or any other purposes. 16.13 Third-Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of any Party hereto, and no Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any Party hereto. Notwithstanding the foregoing, Sections 13.1 and 13.2 are intended to -158- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

benefit, in addition to the Parties, the other SeaGen Indemnified Parties and Merck Indemnified Parties, but this Agreement is enforceable only by the Parties. 16.14 Waiver. The waiver by either Party of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise. Any waivers under this Agreement must be in writing to be effective. 16.15 Cumulative Remedies. Except as expressly set forth in this Agreement, no remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law or in equity, including the right to seek damages, specific performance and other remedies under Applicable Law or in equity. 16.16 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply. 16.17 Business Day Requirements. In the event that any notice or other action is required to be taken by a Party under this Agreement on a day that is not a Business Day, then such notice or other action shall be deemed to be required to be taken on the next occurring Business Day. 16.18 Counterparts. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity. 16.19 Further Actions. Each Party will execute, acknowledge and deliver such further instruments, and do all such other ministerial, administrative or similar acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement. [Signature page follows] -159- [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

IN WITNESS WHEREOF, the Parties have executed this License and Collaboration Agreement as of the Effective Date. MERCK SHARP & DOHME CORP. BY: /s/ Robert M. Davis NAME: Robert M. Davis TITLE: Executive Vice President, Global Services, and Chief Financial Officer, Merck & Co., Inc. and Authorized Officer, Merck Sharp & Dohme Corp. SEATTLE GENETICS, INC. BY: /s/ Clay B. Siegall NAME: Clay B. Siegall, Ph.D. TITLE: President and Chief Executive Officer Signature Page to License and Collaboration Agreement [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.26 European Collaboration Territory [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.39 Cost of Goods Manufactured “Cost of Goods Manufactured” shall mean the fully allocated cost of manufacturing the Licensed Product or Licensed Compound, calculated in a manner that is consistent with the Lead Manufacturing Party’s standard practices for its products, consistently applied and in accordance with Accounting Standards, and consisting of the following components: [ * ] {2 pages omitted} [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.133 SeaGen Existing CMO Agreements [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.134 SeaGen Existing In-Licenses [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.139 SeaGen Patents (see attached) [ * ] {30 pages omitted} [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.152 SGN-LIV-1-A [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.153 SGN-LIV-1-B [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 1.154 SGN-LIV-1-C [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 2.7 Permitted Distributor Countries [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 2.9.2 Next Generation Compound Criteria - SGN-LIV-1-C [ * ] {2 pages omitted} [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 6.8 Certain Costs of Recalls [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 7.9 Certain Terms for Supply Agreements (see attached) [ * ] {11 pages omitted} [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 9.6.1 Press Release (see attached) [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Seattle Genetics and Merck Announce Two Strategic Oncology Collaborations Companies to Co-Develop and Co-Commercialize Seattle Genetics’ Antibody-Drug Conjugate Ladiratuzumab Vedotin Globally; Merck to Acquire $1 Billion Equity Stake in Seattle Genetics Common Stock Companies Enter Exclusive License and Co-Development Agreement to Accelerate Global Reach of TUKYSA for HER2-Postive Cancers in Regions Outside the United States, Canada and Europe Seattle Genetics to Host Conference Call Today at 9:00 a.m. ET BOTHELL, Wash. and KENILWORTH, N.J. – September 14, 2020 – Seattle Genetics, Inc. (Nasdaq: SGEN) and Merck (NYSE: MRK), known as MSD outside the United States and Canada, today announced two new strategic oncology collaborations. The companies will globally develop and commercialize Seattle Genetics’ ladiratuzumab vedotin, an investigational antibody-drug conjugate (ADC) targeting LIV-1, which is currently in phase 2 clinical trials for breast cancer and other solid tumors. The collaboration will pursue a broad joint development program evaluating ladiratuzumab vedotin as monotherapy and in combination with Merck’s anti-PD-1 therapy KEYTRUDA® (pembrolizumab) in triple-negative breast cancer, hormone receptor-positive breast cancer and other LIV-1-expressing solid tumors. Under the terms of the agreement, Seattle Genetics will receive a $600 million upfront payment and Merck will make a $1.0 billion equity investment in 5.0 million shares of Seattle Genetics common stock at a price of $200 per share. In addition, Seattle Genetics is eligible for progress-dependent milestone payments of up to $2.6 billion. Separately, Seattle Genetics has granted Merck an exclusive license to commercialize TUKYSA® (tucatinib), a small molecule tyrosine kinase inhibitor, for the treatment of HER2-positive cancers, in Asia, the Middle East and Latin America and other regions outside of the U.S., Canada and Europe. Seattle Genetics will receive $125 million from Merck as an upfront payment and is eligible for progress- dependent milestones of up to $65 million. “Collaborating with Merck on ladiratuzumab vedotin will allow us to accelerate and broaden its development program in breast cancer and other solid tumors, including in combination with Merck’s KEYTRUDA, while also positioning us to leverage our U.S. and European commercial operations,” said Clay Siegall, Ph.D., President and Chief Executive Officer of Seattle Genetics. “The strategic [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

collaboration for TUKYSA will help us reach more patients globally and benefit from the established commercial strength of one of the world’s premier pharmaceutical companies.” “These two strategic collaborations will enable us to further diversify Merck’s broad oncology portfolio and pipeline, and to continue our efforts to extend and improve the lives of as many patients with cancer as possible,” said Dr. Roger M. Perlmutter, President, Merck Research Laboratories. “We look forward to working with the team at Seattle Genetics to advance the clinical program for ladiratuzumab vedotin, which has shown compelling signals of efficacy in early studies, and to bring TUKYSA to even more patients with cancer around the world.” Ladiratuzumab Vedotin Collaboration Details Under the terms of the agreement, Seattle Genetics and Merck will collaborate and equally share costs on the global development of ladiratuzumab vedotin and other LIV-1-targeting ADCs. The companies have agreed to jointly develop and share future costs and profits for ladiratuzumab vedotin on a 50:50 basis worldwide. Merck will pay Seattle Genetics $600 million upfront and make a $1.0 billion equity investment in 5.0 million shares of Seattle Genetics common stock at a price of $200 per share. In addition, Seattle Genetics will be eligible to receive up to $2.6 billion in milestone payments, including $850 million in development milestones and $1.75 billion in sales milestones. The companies will jointly develop and commercialize ladiratuzumab vedotin and equally share profits worldwide. The companies will co-commercialize in the U.S. and Europe. Seattle Genetics will be responsible for marketing applications for approval in the U.S. and Canada, and will record sales in the U.S., Canada and Europe. Merck will be responsible for marketing applications for approval in Europe and in countries outside the U.S. and Canada, and will record sales in countries outside the U.S., Europe and Canada. Including the upfront payment, equity investment proceeds and potential milestone payments, Seattle Genetics is eligible to receive up to $4.2 billion. The closing of the equity investment is contingent on completion of review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (HSR Act). TUKYSA Collaboration Details Under the terms of the agreement, Merck has been granted exclusive rights to commercialize TUKYSA in Asia, the Middle East and Latin America and other regions outside of the U.S., Canada and Europe. Seattle Genetics retains commercial rights and will record sales in the U.S., Canada and Europe. Merck will be responsible for marketing applications for approval in its territory, supported by the positive results from the HER2CLIMB clinical trial. Merck will also co-fund a portion of the TUKYSA global development plan, which encompasses several ongoing and planned trials across HER2-positive cancers, including breast, colorectal, gastric and other cancers set forth in a global product development plan. Seattle Genetics will continue to lead ongoing TUKYSA global development planning and operational execution. Merck will solely fund and conduct country-specific clinical trials necessary to support anticipated regulatory applications in its territory. Seattle Genetics will receive from Merck $125 million as an upfront payment and is eligible to receive progress-dependent milestones of up to $65 million. Seattle Genetics will also receive $85 million in prepaid research and development payments to be applied to Merck’s global development funding obligations. In addition, Seattle Genetics would receive tiered royalties on sales of TUKYSA in Merck’s territory. [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

The financial impact of these collaborations is not included in Seattle Genetics’ 2020 guidance. Seattle Genetics Conference Call Details Seattle Genetics’ management will host a conference call to discuss these collaborations today at 6:00 a.m. Pacific Time (PT); 9:00 a.m. Eastern Time (ET). The event will be simultaneously webcast and available for replay from the Seattle Genetics website at www.seattlegenetics.com, under the Investors section. Investors may also participate in the conference call by calling 844-763-8274 (domestic) or +1 412-717-9224 (international). The conference ID is 10147850. About Ladiratuzumab Vedotin Ladiratuzumab vedotin is a novel investigational ADC targeted to LIV-1. Most metastatic breast cancers express LIV-1, which also has been detected in several other cancers, including lung, head and neck, esophageal and gastric. Ladiratuzumab vedotin utilizes Seattle Genetics’ proprietary ADC technology and consists of a LIV-1-targeted monoclonal antibody linked to a potent microtubule-disrupting agent, monomethyl auristatin E (MMAE) by a protease-cleavable linker. This novel ADC is designed to bind to LIV-1 on cancer cells and release the cell-killing agent into target cells upon internalization. Ladiratuzumab vedotin may also cause antitumor activity through other mechanisms, including activation of an immune response by induction of immunogenic cell death. About TUKYSA (tucatinib) TUKYSA is an oral, small molecule tyrosine kinase inhibitor (TKI) of HER2, a protein that contributes to cancer cell growth. TUKYSA in combination with trastuzumab and capecitabine was approved by the U.S. Food and Drug Administration (FDA) in April 2020 for adult patients with advanced unresectable or metastatic HER2-positive breast cancer, including patients with brain metastases, who have received one or more prior anti-HER2-based regimens in the metastatic setting. In addition, TUKYSA received approval in Canada, Singapore, Australia and Switzerland under the Project Orbis initiative of the FDA Oncology Center of Excellence that provides a framework for concurrent submission and review of oncology products among international partners. A marketing application is under review in the European Union. TUKYSA is being evaluated in several ongoing clinical trials and additional studies are planned. Current trials include the following: • HER2CLIMB-02: a randomized, double-blind phase 3 trial evaluating TUKYSA in combination with T-DM1 (trastuzumab emtansine; Kadcyla®) versus T-DM1 in first- and second-line metastatic HER2-positive breast cancer. • CompassHER2 RD: a randomized, double-blind phase 3 trial of TUKYSA in combination with T-DM1 versus T-DM1 in the adjuvant breast cancer setting for patients at high risk of relapse. • MOUNTAINEER: a pivotal phase 2 trial evaluating TUKYSA in combination with trastuzumab (Herceptin®) in metastatic HER2-positive colorectal cancer. • MOUNTAINEER-02: a randomized phase 2/3 trial evaluating TUKYSA in combination with trastuzumab, ramucirumab and paclitaxel versus ramucirumab and paclitaxel in second-line metastatic HER2-positive gastric or gastroesophageal junction adenocarcinoma (GEC). • Gastrointestinal cancers: a phase 1 trial evaluating TUKYSA in combination with trastuzumab and oxaliplatin-based chemotherapy in metastatic HER2-positive colorectal, gastric/ gastroesophageal junction and gallbladder cancers. For additional information, visit www.clinicaltrials.gov. [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

TUKYSA Important Safety Information Warnings and Precautions • Diarrhea – TUKYSA can cause severe diarrhea including dehydration, hypotension, acute kidney injury, and death. In HER2CLIMB, 81% of patients who received TUKYSA experienced diarrhea, including 12% with Grade 3 diarrhea and 0.5% with Grade 4 diarrhea. Both patients who developed Grade 4 diarrhea subsequently died, with diarrhea as a contributor to death. The median time to onset of the first episode of diarrhea was 12 days and the median time to resolution was 8 days. Diarrhea led to dose reductions of TUKYSA in 6% of patients and discontinuation of TUKYSA in 1% of patients. Prophylactic use of antidiarrheal treatment was not required on HER2CLIMB. If diarrhea occurs, administer antidiarrheal treatment as clinically indicated. Perform diagnostic tests as clinically indicated to exclude other causes of diarrhea. Based on the severity of the diarrhea, interrupt dose, then dose reduce or permanently discontinue TUKYSA. • • Hepatotoxicity – TUKYSA can cause severe hepatotoxicity. In HER2CLIMB, 8% of patients who received TUKYSA had an ALT increase >5 × ULN, 5% had an AST increase >5 × ULN, and 1.5% had a bilirubin increase >3 × ULN (Grade ≥3). Hepatotoxicity led to dose reduction of TUKYSA in 8% of patients and discontinuation of TUKYSA in 1.5% of patients. Monitor ALT, AST, and bilirubin prior to starting TUKYSA, every 3 weeks during treatment, and as clinically indicated. Based on the severity of hepatoxicity, interrupt dose, then dose reduce or permanently discontinue TUKYSA. • • Embryo-Fetal Toxicity – TUKYSA can cause fetal harm. Advise pregnant women and females of reproductive potential risk to a fetus. Advise females of reproductive potential, and male patients with female partners of reproductive potential, to use effective contraception during TUKYSA treatment and for at least 1 week after the last dose. Adverse Reactions Serious adverse reactions occurred in 26% of patients who received TUKYSA. Serious adverse reactions in ≥2% of patients who received TUKYSA were diarrhea (4%), vomiting (2.5%), nausea (2%), abdominal pain (2%), and seizure (2%). Fatal adverse reactions occurred in 2% of patients who received TUKYSA including sudden death, sepsis, dehydration, and cardiogenic shock. Adverse reactions led to treatment discontinuation in 6% of patients who received TUKYSA; those occurring in ≥1% of patients were hepatotoxicity (1.5%) and diarrhea (1%). Adverse reactions led to dose reduction in 21% of patients who received TUKYSA; those occurring in ≥2% of patients were hepatotoxicity (8%) and diarrhea (6%). The most common adverse reactions in patients who received TUKYSA (≥20%) were diarrhea, palmar- plantar erythrodysesthesia, nausea, fatigue, hepatotoxicity, vomiting, stomatitis, decreased appetite, abdominal pain, headache, anemia, and rash. Lab Abnormalities In HER2CLIMB, Grade ≥3 laboratory abnormalities reported in ≥5% of patients who received TUKYSA were: decreased phosphate, increased ALT, decreased potassium, and increased AST. The mean increase [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

in serum creatinine was 32% within the first 21 days of treatment with TUKYSA. The serum creatinine increases persisted throughout treatment and were reversible upon treatment completion. Consider alternative markers of renal function if persistent elevations in serum creatinine are observed. Drug Interactions • Strong CYP3A or Moderate CYP2C8 Inducers: Concomitant use may decrease TUKYSA activity. Avoid concomitant use of TUKYSA. • Strong or Moderate CYP2C8 Inhibitors: Concomitant use of TUKYSA with a strong CYP2C8 inhibitor may increase the risk of TUKYSA toxicity; avoid concomitant use. Increase monitoring for TUKYSA toxicity with moderate CYP2C8 inhibitors. • CYP3A Substrates: Concomitant use may increase the toxicity associated with a CYP3A substrate. Avoid concomitant use of TUKYSA where minimal concentration changes may lead to serious or life-threatening toxicities. If concomitant use is unavoidable, decrease the CYP3A substrate dosage. • P-gp Substrates: Concomitant use may increase the toxicity associated with a P-gp substrate. Consider reducing the dosage of P-gp substrates where minimal concentration changes may lead to serious or life-threatening toxicity. Use in Specific Populations • Lactation: Advise women not to breastfeed while taking TUKYSA and for at least 1 week after the last dose. • Renal Impairment: Use of TUKYSA in combination with capecitabine and trastuzumab is not recommended in patients with severe renal impairment (CLcr < 30 mL/min), because capecitabine is contraindicated in patients with severe renal impairment. • Hepatic Impairment: Reduce the dose of TUKYSA for patients with severe (Child-Pugh C) hepatic impairment. For more information, please see the full Prescribing Information for TUKYSA here. About KEYTRUDA® (pembrolizumab) Injection, 100 mg KEYTRUDA is an anti-PD-1 therapy that works by increasing the ability of the body’s immune system to help detect and fight tumor cells. KEYTRUDA is a humanized monoclonal antibody that blocks the interaction between PD-1 and its ligands, PD-L1 and PD-L2, thereby activating T lymphocytes which may affect both tumor cells and healthy cells. Merck has the industry’s largest immuno-oncology clinical research program. There are currently more than 1,200 trials studying KEYTRUDA across a wide variety of cancers and treatment settings. The KEYTRUDA clinical program seeks to understand the role of KEYTRUDA across cancers and the factors that may predict a patient's likelihood of benefitting from treatment with KEYTRUDA, including exploring several different biomarkers. Selected KEYTRUDA® (pembrolizumab) Indications Melanoma KEYTRUDA is indicated for the treatment of patients with unresectable or metastatic melanoma. KEYTRUDA is indicated for the adjuvant treatment of patients with melanoma with involvement of lymph node(s) following complete resection. [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Non-Small Cell Lung Cancer KEYTRUDA, in combination with pemetrexed and platinum chemotherapy, is indicated for the first-line treatment of patients with metastatic nonsquamous non-small cell lung cancer (NSCLC), with no EGFR or ALK genomic tumor aberrations. KEYTRUDA, in combination with carboplatin and either paclitaxel or paclitaxel protein-bound, is indicated for the first-line treatment of patients with metastatic squamous NSCLC. KEYTRUDA, as a single agent, is indicated for the first-line treatment of patients with NSCLC expressing PD-L1 [tumor proportion score (TPS) ≥1%] as determined by an FDA-approved test, with no EGFR or ALK genomic tumor aberrations, and is stage III where patients are not candidates for surgical resection or definitive chemoradiation, or metastatic. KEYTRUDA, as a single agent, is indicated for the treatment of patients with metastatic NSCLC whose tumors express PD-L1 (TPS ≥1%) as determined by an FDA-approved test, with disease progression on or after platinum-containing chemotherapy. Patients with EGFR or ALK genomic tumor aberrations should have disease progression on FDA-approved therapy for these aberrations prior to receiving KEYTRUDA. Small Cell Lung Cancer KEYTRUDA is indicated for the treatment of patients with metastatic small cell lung cancer (SCLC) with disease progression on or after platinum-based chemotherapy and at least 1 other prior line of therapy. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials. Head and Neck Squamous Cell Cancer KEYTRUDA, in combination with platinum and fluorouracil (FU), is indicated for the first-line treatment of patients with metastatic or with unresectable, recurrent head and neck squamous cell carcinoma (HNSCC). KEYTRUDA, as a single agent, is indicated for the first-line treatment of patients with metastatic or with unresectable, recurrent HNSCC whose tumors express PD-L1 [combined positive score (CPS) ≥1] as determined by an FDA-approved test. KEYTRUDA, as a single agent, is indicated for the treatment of patients with recurrent or metastatic head and neck squamous cell carcinoma (HNSCC) with disease progression on or after platinum-containing chemotherapy. Classical Hodgkin Lymphoma KEYTRUDA is indicated for the treatment of adult and pediatric patients with refractory classical Hodgkin lymphoma (cHL), or who have relapsed after 3 or more prior lines of therapy. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in the confirmatory trials. Primary Mediastinal Large B-Cell Lymphoma [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

KEYTRUDA is indicated for the treatment of adult and pediatric patients with refractory primary mediastinal large B-cell lymphoma (PMBCL), or who have relapsed after 2 or more prior lines of therapy. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials. KEYTRUDA is not recommended for treatment of patients with PMBCL who require urgent cytoreductive therapy. Urothelial Carcinoma KEYTRUDA is indicated for the treatment of patients with locally advanced or metastatic urothelial carcinoma (mUC) who are not eligible for cisplatin-containing chemotherapy and whose tumors express PD-L1 [combined positive score (CPS) ≥10], as determined by an FDA-approved test, or in patients who are not eligible for any platinum-containing chemotherapy regardless of PD-L1 status. This indication is approved under accelerated approval based on tumor response rate and duration of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials. KEYTRUDA is indicated for the treatment of patients with locally advanced or metastatic urothelial carcinoma (mUC) who have disease progression during or following platinum-containing chemotherapy or within 12 months of neoadjuvant or adjuvant treatment with platinum-containing chemotherapy. KEYTRUDA is indicated for the treatment of patients with Bacillus Calmette-Guerin (BCG)- unresponsive, high-risk, non-muscle invasive bladder cancer (NMIBC) with carcinoma in situ (CIS) with or without papillary tumors who are ineligible for or have elected not to undergo cystectomy. Microsatellite Instability-High or Mismatch Repair Deficient Cancer KEYTRUDA is indicated for the treatment of adult and pediatric patients with unresectable or metastatic microsatellite instability-high (MSI-H) or mismatch repair deficient (dMMR) • solid tumors that have progressed following prior treatment and who have no satisfactory alternative treatment options, or • colorectal cancer that has progressed following treatment with fluoropyrimidine, oxaliplatin, and irinotecan. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in the confirmatory trials. The safety and effectiveness of KEYTRUDA in pediatric patients with MSI-H central nervous system cancers have not been established. Microsatellite Instability-High or Mismatch Repair Deficient Colorectal Cancer KEYTRUDA is indicated for the first-line treatment of patients with unresectable or metastatic MSI-H or dMMR colorectal cancer (CRC). Gastric Cancer KEYTRUDA is indicated for the treatment of patients with recurrent locally advanced or metastatic gastric or gastroesophageal junction (GEJ) adenocarcinoma whose tumors express PD-L1 (CPS ≥1) as determined by an FDA-approved test, with disease progression on or after two or more prior lines of therapy including fluoropyrimidine- and platinum-containing chemotherapy and if appropriate, HER2/neu-targeted therapy. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in the confirmatory trials. [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Esophageal Cancer KEYTRUDA is indicated for the treatment of patients with recurrent locally advanced or metastatic squamous cell carcinoma of the esophagus whose tumors express PD-L1 (CPS ≥10) as determined by an FDA-approved test, with disease progression after one or more prior lines of systemic therapy. Cervical Cancer KEYTRUDA is indicated for the treatment of patients with recurrent or metastatic cervical cancer with disease progression on or after chemotherapy whose tumors express PD-L1 (CPS ≥1) as determined by an FDA-approved test. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in the confirmatory trials. Hepatocellular Carcinoma KEYTRUDA is indicated for the treatment of patients with hepatocellular carcinoma (HCC) who have been previously treated with sorafenib. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in the confirmatory trials. Merkel Cell Carcinoma KEYTRUDA is indicated for the treatment of adult and pediatric patients with recurrent locally advanced or metastatic Merkel cell carcinoma (MCC). This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in the confirmatory trials. Renal Cell Carcinoma KEYTRUDA, in combination with axitinib, is indicated for the first-line treatment of patients with advanced renal cell carcinoma (RCC). Tumor Mutational Burden-High KEYTRUDA is indicated for the treatment of adult and pediatric patients with unresectable or metastatic tumor mutational burden-high (TMB-H) [≥10 mutations/megabase (mut/Mb)] solid tumors, as determined by an FDA-approved test, that have progressed following prior treatment and who have no satisfactory alternative treatment options. This indication is approved under accelerated approval based on tumor response rate and durability of response. Continued approval for this indication may be contingent upon verification and description of clinical benefit in the confirmatory trials. The safety and effectiveness of KEYTRUDA in pediatric patients with TMB-H central nervous system cancers have not been established. Cutaneous Squamous Cell Carcinoma KEYTRUDA is indicated for the treatment of patients with recurrent or metastatic cutaneous squamous cell carcinoma (cSCC) that is not curable by surgery or radiation. Selected Important Safety Information for KEYTRUDA Immune-Mediated Pneumonitis KEYTRUDA can cause immune-mediated pneumonitis, including fatal cases. Pneumonitis occurred in 3.4% (94/2799) of patients with various cancers receiving KEYTRUDA, including Grade 1 (0.8%), 2 (1.3%), 3 (0.9%), 4 (0.3%), and 5 (0.1%). Pneumonitis occurred in 8.2% (65/790) of NSCLC patients receiving KEYTRUDA as a single agent, including Grades 3-4 in 3.2% of patients, and occurred more frequently in patients with a history of prior thoracic radiation (17%) compared to those without (7.7%). Pneumonitis occurred in 6% (18/300) of HNSCC patients receiving KEYTRUDA as a single agent, [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

including Grades 3-5 in 1.6% of patients, and occurred in 5.4% (15/276) of patients receiving KEYTRUDA in combination with platinum and FU as first-line therapy for advanced disease, including Grades 3-5 in 1.5% of patients. Monitor patients for signs and symptoms of pneumonitis. Evaluate suspected pneumonitis with radiographic imaging. Administer corticosteroids for Grade 2 or greater pneumonitis. Withhold KEYTRUDA for Grade 2; permanently discontinue KEYTRUDA for Grade 3 or 4 or recurrent Grade 2 pneumonitis. Immune-Mediated Colitis KEYTRUDA can cause immune-mediated colitis. Colitis occurred in 1.7% (48/2799) of patients receiving KEYTRUDA, including Grade 2 (0.4%), 3 (1.1%), and 4 (<0.1%). Monitor patients for signs and symptoms of colitis. Administer corticosteroids for Grade 2 or greater colitis. Withhold KEYTRUDA for Grade 2 or 3; permanently discontinue KEYTRUDA for Grade 4 colitis. Immune-Mediated Hepatitis (KEYTRUDA) and Hepatotoxicity (KEYTRUDA in Combination With Axitinib) Immune-Mediated Hepatitis KEYTRUDA can cause immune-mediated hepatitis. Hepatitis occurred in 0.7% (19/2799) of patients receiving KEYTRUDA, including Grade 2 (0.1%), 3 (0.4%), and 4 (<0.1%). Monitor patients for changes in liver function. Administer corticosteroids for Grade 2 or greater hepatitis and, based on severity of liver enzyme elevations, withhold or discontinue KEYTRUDA. Hepatotoxicity in Combination With Axitinib KEYTRUDA in combination with axitinib can cause hepatic toxicity with higher than expected frequencies of Grades 3 and 4 ALT and AST elevations compared to KEYTRUDA alone. With the combination of KEYTRUDA and axitinib, Grades 3 and 4 increased ALT (20%) and increased AST (13%) were seen. Monitor liver enzymes before initiation of and periodically throughout treatment. Consider more frequent monitoring of liver enzymes as compared to when the drugs are administered as single agents. For elevated liver enzymes, interrupt KEYTRUDA and axitinib, and consider administering corticosteroids as needed. Immune-Mediated Endocrinopathies KEYTRUDA can cause adrenal insufficiency (primary and secondary), hypophysitis, thyroid disorders, and type 1 diabetes mellitus. Adrenal insufficiency occurred in 0.8% (22/2799) of patients, including Grade 2 (0.3%), 3 (0.3%), and 4 (<0.1%). Hypophysitis occurred in 0.6% (17/2799) of patients, including Grade 2 (0.2%), 3 (0.3%), and 4 (<0.1%). Hypothyroidism occurred in 8.5% (237/2799) of patients, including Grade 2 (6.2%) and 3 (0.1%). The incidence of new or worsening hypothyroidism was higher in 1185 patients with HNSCC (16%) receiving KEYTRUDA, as a single agent or in combination with platinum and FU, including Grade 3 (0.3%) hypothyroidism. Hyperthyroidism occurred in 3.4% (96/2799) of patients, including Grade 2 (0.8%) and 3 (0.1%), and thyroiditis occurred in 0.6% (16/2799) of patients, including Grade 2 (0.3%). Type 1 diabetes mellitus, including diabetic ketoacidosis, occurred in 0.2% (6/2799) of patients. Monitor patients for signs and symptoms of adrenal insufficiency, hypophysitis (including hypopituitarism), thyroid function (prior to and periodically during treatment), and hyperglycemia. For adrenal insufficiency or hypophysitis, administer corticosteroids and hormone replacement as clinically indicated. Withhold KEYTRUDA for Grade 2 adrenal insufficiency or hypophysitis and withhold or discontinue KEYTRUDA for Grade 3 or Grade 4 adrenal insufficiency or hypophysitis. Administer [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

hormone replacement for hypothyroidism and manage hyperthyroidism with thionamides and beta- blockers as appropriate. Withhold or discontinue KEYTRUDA for Grade 3 or 4 hyperthyroidism. Administer insulin for type 1 diabetes, and withhold KEYTRUDA and administer antihyperglycemics in patients with severe hyperglycemia. Immune-Mediated Nephritis and Renal Dysfunction KEYTRUDA can cause immune-mediated nephritis. Nephritis occurred in 0.3% (9/2799) of patients receiving KEYTRUDA, including Grade 2 (0.1%), 3 (0.1%), and 4 (<0.1%) nephritis. Nephritis occurred in 1.7% (7/405) of patients receiving KEYTRUDA in combination with pemetrexed and platinum chemotherapy. Monitor patients for changes in renal function. Administer corticosteroids for Grade 2 or greater nephritis. Withhold KEYTRUDA for Grade 2; permanently discontinue for Grade 3 or 4 nephritis. Immune-Mediated Skin Reactions Immune-mediated rashes, including Stevens-Johnson syndrome (SJS), toxic epidermal necrolysis (TEN) (some cases with fatal outcome), exfoliative dermatitis, and bullous pemphigoid, can occur. Monitor patients for suspected severe skin reactions and based on the severity of the adverse reaction, withhold or permanently discontinue KEYTRUDA and administer corticosteroids. For signs or symptoms of SJS or TEN, withhold KEYTRUDA and refer the patient for specialized care for assessment and treatment. If SJS or TEN is confirmed, permanently discontinue KEYTRUDA. Other Immune-Mediated Adverse Reactions Immune-mediated adverse reactions, which may be severe or fatal, can occur in any organ system or tissue in patients receiving KEYTRUDA and may also occur after discontinuation of treatment. For suspected immune-mediated adverse reactions, ensure adequate evaluation to confirm etiology or exclude other causes. Based on the severity of the adverse reaction, withhold KEYTRUDA and administer corticosteroids. Upon improvement to Grade 1 or less, initiate corticosteroid taper and continue to taper over at least 1 month. Based on limited data from clinical studies in patients whose immune-related adverse reactions could not be controlled with corticosteroid use, administration of other systemic immunosuppressants can be considered. Resume KEYTRUDA when the adverse reaction remains at Grade 1 or less following corticosteroid taper. Permanently discontinue KEYTRUDA for any Grade 3 immune-mediated adverse reaction that recurs and for any life-threatening immune-mediated adverse reaction. The following clinically significant immune-mediated adverse reactions occurred in less than 1% (unless otherwise indicated) of 2799 patients: arthritis (1.5%), uveitis, myositis, Guillain-Barré syndrome, myasthenia gravis, vasculitis, pancreatitis, hemolytic anemia, sarcoidosis, and encephalitis. In addition, myelitis and myocarditis were reported in other clinical trials, including classical Hodgkin lymphoma, and postmarketing use. Treatment with KEYTRUDA may increase the risk of rejection in solid organ transplant recipients. Consider the benefit of treatment vs the risk of possible organ rejection in these patients. Infusion-Related Reactions KEYTRUDA can cause severe or life-threatening infusion-related reactions, including hypersensitivity and anaphylaxis, which have been reported in 0.2% (6/2799) of patients. Monitor patients for signs and symptoms of infusion-related reactions. For Grade 3 or 4 reactions, stop infusion and permanently discontinue KEYTRUDA. Complications of Allogeneic Hematopoietic Stem Cell Transplantation (HSCT) [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Immune-mediated complications, including fatal events, occurred in patients who underwent allogeneic HSCT after treatment with KEYTRUDA. Of 23 patients with cHL who proceeded to allogeneic HSCT after KEYTRUDA, 6 (26%) developed graft-versus-host disease (GVHD) (1 fatal case) and 2 (9%) developed severe hepatic veno-occlusive disease (VOD) after reduced-intensity conditioning (1 fatal case). Cases of fatal hyperacute GVHD after allogeneic HSCT have also been reported in patients with lymphoma who received a PD-1 receptor–blocking antibody before transplantation. Follow patients closely for early evidence of transplant-related complications such as hyperacute graft-versus-host disease (GVHD), Grade 3 to 4 acute GVHD, steroid-requiring febrile syndrome, hepatic veno-occlusive disease (VOD), and other immune-mediated adverse reactions. In patients with a history of allogeneic HSCT, acute GVHD (including fatal GVHD) has been reported after treatment with KEYTRUDA. Patients who experienced GVHD after their transplant procedure may be at increased risk for GVHD after KEYTRUDA. Consider the benefit of KEYTRUDA vs the risk of GVHD in these patients. Increased Mortality in Patients With Multiple Myeloma In trials in patients with multiple myeloma, the addition of KEYTRUDA to a thalidomide analogue plus dexamethasone resulted in increased mortality. Treatment of these patients with a PD-1 or PD-L1 blocking antibody in this combination is not recommended outside of controlled trials. Embryofetal Toxicity Based on its mechanism of action, KEYTRUDA can cause fetal harm when administered to a pregnant woman. Advise women of this potential risk. In females of reproductive potential, verify pregnancy status prior to initiating KEYTRUDA and advise them to use effective contraception during treatment and for 4 months after the last dose. Adverse Reactions In KEYNOTE-006, KEYTRUDA was discontinued due to adverse reactions in 9% of 555 patients with advanced melanoma; adverse reactions leading to permanent discontinuation in more than one patient were colitis (1.4%), autoimmune hepatitis (0.7%), allergic reaction (0.4%), polyneuropathy (0.4%), and cardiac failure (0.4%). The most common adverse reactions (≥20%) with KEYTRUDA were fatigue (28%), diarrhea (26%), rash (24%), and nausea (21%). In KEYNOTE-002, KEYTRUDA was permanently discontinued due to adverse reactions in 12% of 357 patients with advanced melanoma; the most common (≥1%) were general physical health deterioration (1%), asthenia (1%), dyspnea (1%), pneumonitis (1%), and generalized edema (1%). The most common adverse reactions were fatigue (43%), pruritus (28%), rash (24%), constipation (22%), nausea (22%), diarrhea (20%), and decreased appetite (20%). In KEYNOTE-054, KEYTRUDA was permanently discontinued due to adverse reactions in 14% of 509 patients; the most common (≥1%) were pneumonitis (1.4%), colitis (1.2%), and diarrhea (1%). Serious adverse reactions occurred in 25% of patients receiving KEYTRUDA. The most common adverse reaction (≥20%) with KEYTRUDA was diarrhea (28%). In KEYNOTE-189, when KEYTRUDA was administered with pemetrexed and platinum chemotherapy in metastatic nonsquamous NSCLC, KEYTRUDA was discontinued due to adverse reactions in 20% of 405 patients. The most common adverse reactions resulting in permanent discontinuation of KEYTRUDA were pneumonitis (3%) and acute kidney injury (2%). The most common adverse reactions (≥20%) with [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

KEYTRUDA were nausea (56%), fatigue (56%), constipation (35%), diarrhea (31%), decreased appetite (28%), rash (25%), vomiting (24%), cough (21%), dyspnea (21%), and pyrexia (20%). In KEYNOTE-407, when KEYTRUDA was administered with carboplatin and either paclitaxel or paclitaxel protein-bound in metastatic squamous NSCLC, KEYTRUDA was discontinued due to adverse reactions in 15% of 101 patients. The most frequent serious adverse reactions reported in at least 2% of patients were febrile neutropenia, pneumonia, and urinary tract infection. Adverse reactions observed in KEYNOTE-407 were similar to those observed in KEYNOTE-189 with the exception that increased incidences of alopecia (47% vs 36%) and peripheral neuropathy (31% vs 25%) were observed in the KEYTRUDA and chemotherapy arm compared to the placebo and chemotherapy arm in KEYNOTE-407. In KEYNOTE-042, KEYTRUDA was discontinued due to adverse reactions in 19% of 636 patients with advanced NSCLC; the most common were pneumonitis (3%), death due to unknown cause (1.6%), and pneumonia (1.4%). The most frequent serious adverse reactions reported in at least 2% of patients were pneumonia (7%), pneumonitis (3.9%), pulmonary embolism (2.4%), and pleural effusion (2.2%). The most common adverse reaction (≥20%) was fatigue (25%). In KEYNOTE-010, KEYTRUDA monotherapy was discontinued due to adverse reactions in 8% of 682 patients with metastatic NSCLC; the most common was pneumonitis (1.8%). The most common adverse reactions (≥20%) were decreased appetite (25%), fatigue (25%), dyspnea (23%), and nausea (20%). Adverse reactions occurring in patients with SCLC were similar to those occurring in patients with other solid tumors who received KEYTRUDA as a single agent. In KEYNOTE-048, KEYTRUDA monotherapy was discontinued due to adverse events in 12% of 300 patients with HNSCC; the most common adverse reactions leading to permanent discontinuation were sepsis (1.7%) and pneumonia (1.3%). The most common adverse reactions (≥20%) were fatigue (33%), constipation (20%), and rash (20%). In KEYNOTE-048, when KEYTRUDA was administered in combination with platinum (cisplatin or carboplatin) and FU chemotherapy, KEYTRUDA was discontinued due to adverse reactions in 16% of 276 patients with HNSCC. The most common adverse reactions resulting in permanent discontinuation of KEYTRUDA were pneumonia (2.5%), pneumonitis (1.8%), and septic shock (1.4%). The most common adverse reactions (≥20%) were nausea (51%), fatigue (49%), constipation (37%), vomiting (32%), mucosal inflammation (31%), diarrhea (29%), decreased appetite (29%), stomatitis (26%), and cough (22%). In KEYNOTE-012, KEYTRUDA was discontinued due to adverse reactions in 17% of 192 patients with HNSCC. Serious adverse reactions occurred in 45% of patients. The most frequent serious adverse reactions reported in at least 2% of patients were pneumonia, dyspnea, confusional state, vomiting, pleural effusion, and respiratory failure. The most common adverse reactions (≥20%) were fatigue, decreased appetite, and dyspnea. Adverse reactions occurring in patients with HNSCC were generally similar to those occurring in patients with melanoma or NSCLC who received KEYTRUDA as a monotherapy, with the exception of increased incidences of facial edema and new or worsening hypothyroidism. In KEYNOTE-087, KEYTRUDA was discontinued due to adverse reactions in 5% of 210 patients with cHL. Serious adverse reactions occurred in 16% of patients; those ≥1% included pneumonia, pneumonitis, pyrexia, dyspnea, GVHD, and herpes zoster. Two patients died from causes other than [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

disease progression; 1 from GVHD after subsequent allogeneic HSCT and 1 from septic shock. The most common adverse reactions (≥20%) were fatigue (26%), pyrexia (24%), cough (24%), musculoskeletal pain (21%), diarrhea (20%), and rash (20%). In KEYNOTE-170, KEYTRUDA was discontinued due to adverse reactions in 8% of 53 patients with PMBCL. Serious adverse reactions occurred in 26% of patients and included arrhythmia (4%), cardiac tamponade (2%), myocardial infarction (2%), pericardial effusion (2%), and pericarditis (2%). Six (11%) patients died within 30 days of start of treatment. The most common adverse reactions (≥20%) were musculoskeletal pain (30%), upper respiratory tract infection and pyrexia (28% each), cough (26%), fatigue (23%), and dyspnea (21%). In KEYNOTE-052, KEYTRUDA was discontinued due to adverse reactions in 11% of 370 patients with locally advanced or metastatic urothelial carcinoma. Serious adverse reactions occurred in 42% of patients; those ≥2% were urinary tract infection, hematuria, acute kidney injury, pneumonia, and urosepsis. The most common adverse reactions (≥20%) were fatigue (38%), musculoskeletal pain (24%), decreased appetite (22%), constipation (21%), rash (21%), and diarrhea (20%). In KEYNOTE-045, KEYTRUDA was discontinued due to adverse reactions in 8% of 266 patients with locally advanced or metastatic urothelial carcinoma. The most common adverse reaction resulting in permanent discontinuation of KEYTRUDA was pneumonitis (1.9%). Serious adverse reactions occurred in 39% of KEYTRUDA-treated patients; those ≥2% were urinary tract infection, pneumonia, anemia, and pneumonitis. The most common adverse reactions (≥20%) in patients who received KEYTRUDA were fatigue (38%), musculoskeletal pain (32%), pruritus (23%), decreased appetite (21%), nausea (21%), and rash (20%). In KEYNOTE-057, KEYTRUDA was discontinued due to adverse reactions in 11% of 148 patients with high-risk NMIBC. The most common adverse reaction resulting in permanent discontinuation of KEYTRUDA was pneumonitis (1.4%). Serious adverse reactions occurred in 28% of patients; those ≥2% were pneumonia (3%), cardiac ischemia (2%), colitis (2%), pulmonary embolism (2%), sepsis (2%), and urinary tract infection (2%). The most common adverse reactions (≥20%) were fatigue (29%), diarrhea (24%), and rash (24%). Adverse reactions occurring in patients with MSI-H or dMMR CRC were similar to those occurring in patients with melanoma or NSCLC who received KEYTRUDA as a monotherapy. Adverse reactions occurring in patients with gastric cancer were similar to those occurring in patients with melanoma or NSCLC who received KEYTRUDA as a monotherapy. Adverse reactions occurring in patients with esophageal cancer were similar to those occurring in patients with melanoma or NSCLC who received KEYTRUDA as a monotherapy. In KEYNOTE-158, KEYTRUDA was discontinued due to adverse reactions in 8% of 98 patients with recurrent or metastatic cervical cancer. Serious adverse reactions occurred in 39% of patients receiving KEYTRUDA; the most frequent included anemia (7%), fistula, hemorrhage, and infections [except urinary tract infections] (4.1% each). The most common adverse reactions (≥20%) were fatigue (43%), musculoskeletal pain (27%), diarrhea (23%), pain and abdominal pain (22% each), and decreased appetite (21%). [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Adverse reactions occurring in patients with hepatocellular carcinoma (HCC) were generally similar to those in patients with melanoma or NSCLC who received KEYTRUDA as a monotherapy, with the exception of increased incidences of ascites (8% Grades 3-4) and immune-mediated hepatitis (2.9%). Laboratory abnormalities (Grades 3-4) that occurred at a higher incidence were elevated AST (20%), ALT (9%), and hyperbilirubinemia (10%). Among the 50 patients with MCC enrolled in study KEYNOTE-017, adverse reactions occurring in patients with MCC were generally similar to those occurring in patients with melanoma or NSCLC who received KEYTRUDA as a monotherapy. Laboratory abnormalities (Grades 3-4) that occurred at a higher incidence were elevated AST (11%) and hyperglycemia (19%). In KEYNOTE-426, when KEYTRUDA was administered in combination with axitinib, fatal adverse reactions occurred in 3.3% of 429 patients. Serious adverse reactions occurred in 40% of patients, the most frequent (≥1%) were hepatotoxicity (7%), diarrhea (4.2%), acute kidney injury (2.3%), dehydration (1%), and pneumonitis (1%). Permanent discontinuation due to an adverse reaction occurred in 31% of patients; KEYTRUDA only (13%), axitinib only (13%), and the combination (8%); the most common were hepatotoxicity (13%), diarrhea/colitis (1.9%), acute kidney injury (1.6%), and cerebrovascular accident (1.2%). The most common adverse reactions (≥20%) were diarrhea (56%), fatigue/asthenia (52%), hypertension (48%), hepatotoxicity (39%), hypothyroidism (35%), decreased appetite (30%), palmar-plantar erythrodysesthesia (28%), nausea (28%), stomatitis/mucosal inflammation (27%), dysphonia (25%), rash (25%), cough (21%), and constipation (21%). Adverse reactions occurring in patients with TMB-H cancer were similar to those occurring in patients with other solid tumors who received KEYTRUDA as a single agent. Adverse reactions occurring in patients with cSCC were similar to those occurring in patients with melanoma or NSCLC who received KEYTRUDA as a monotherapy. Lactation Because of the potential for serious adverse reactions in breastfed children, advise women not to breastfeed during treatment and for 4 months after the final dose. Pediatric Use There is limited experience in pediatric patients. In a trial, 40 pediatric patients (16 children aged 2 years to younger than 12 years and 24 adolescents aged 12 years to 18 years) with various cancers, including unapproved usages, were administered KEYTRUDA 2 mg/kg every 3 weeks. Patients received KEYTRUDA for a median of 3 doses (range 1–17 doses), with 34 patients (85%) receiving 2 doses or more. The safety profile in these pediatric patients was similar to that seen in adults; adverse reactions that occurred at a higher rate (≥15% difference) in these patients when compared to adults under 65 years of age were fatigue (45%), vomiting (38%), abdominal pain (28%), increased transaminases (28%), and hyponatremia (18%). Please see Prescribing Information for KEYTRUDA (pembrolizumab) at https://www.merck.com/product/usa/pi_circulars/k/keytruda/keytruda_pi.pdf and Medication Guide for KEYTRUDA at https://www.merck.com/product/usa/pi_circulars/k/keytruda/keytruda_mg.pdf About Seattle Genetics Seattle Genetics, Inc. is a global biotechnology company that discovers, develops and commercializes [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

transformative cancer medicines to make a meaningful difference in people’s lives. ADCETRIS® (brentuximab vedotin) and PADCEV® (enfortumab vedotin-ejfv) use the company’s industry-leading antibody-drug conjugate (ADC) technology. ADCETRIS is approved in certain CD30-expressing lymphomas, and PADCEV is approved in certain metastatic urothelial cancers. TUKYSA® (tucatinib), a small molecule tyrosine kinase inhibitor, is approved in certain HER2-positive metastatic breast cancers. The company is headquartered in the Seattle, Washington area, with locations in California, Switzerland and the European Union. For more information on our robust pipeline, visit www.seattlegenetics.com and follow @SeattleGenetics on Twitter. Merck’s Focus on Cancer Our goal is to translate breakthrough science into innovative oncology medicines to help people with cancer worldwide. At Merck, the potential to bring new hope to people with cancer drives our purpose and supporting accessibility to our cancer medicines is our commitment. As part of our focus on cancer, Merck is committed to exploring the potential of immuno-oncology with one of the largest development programs in the industry across more than 30 tumor types. We also continue to strengthen our portfolio through strategic acquisitions and are prioritizing the development of several promising oncology candidates with the potential to improve the treatment of advanced cancers. For more information about our oncology clinical trials, visit www.merck.com/clinicaltrials. About Merck For more than 125 years, Merck, known as MSD outside of the United States and Canada, has been inventing for life, bringing forward medicines and vaccines for many of the world’s most challenging diseases in pursuit of our mission to save and improve lives. We demonstrate our commitment to patients and population health by increasing access to health care through far-reaching policies, programs and partnerships. Today, Merck continues to be at the forefront of research to prevent and treat diseases that threaten people and animals – including cancer, infectious diseases such as HIV and Ebola, and emerging animal diseases – as we aspire to be the premier research-intensive biopharmaceutical company in the world. For more information, visit www.merck.com and connect with us on Twitter, Facebook, Instagram, YouTube and LinkedIn. Forward Looking Statements for Seattle Genetics Certain of the statements made in this press release are forward looking, such as those, among others, relating to Seattle Genetics’ sale of shares of its common stock to Merck, receipt of upfront payments and potential receipt of milestone payments under the ladiratuzumab vedotin and TUKYSA collaborations and potential royalty payments under the TUKYSA collaboration; the potential to broaden and advance the development of ladiratuzumab vedotin and TUKYSA and accelerate the availability of TUKYSA to additional cancer patients around the world; as well as any other statements that are not historical fact. Actual results or developments may differ materially from those projected or implied in these forward- looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties related to: the completion of the sale of Seattle Genetics common stock to Merck including the ability to obtain clearance under the HSR Act; Seattle Genetics’ ability to maintain the ladiratuzumab vedotin and TUKYSA collaborations, including the risk that if Merck were to breach or terminate either collaboration, Seattle Genetics would not obtain the anticipated financial and other benefits of the collaboration and the development and/or commercialization of ladiratuzumab vedotin or TUKYSA could be delayed, perhaps substantially; the possibility that Seattle Genetics and Merck may not be successful in their development efforts under either collaboration and that, even if successful, Seattle Genetics and Merck may be unable to successfully commercialize ladiratuzumab vedotin and TUKYSA; and the duration and severity of the COVID-19 pandemic and resulting global economic, financial, and healthcare system disruptions. More information about the risks and uncertainties faced by Seattle Genetics is [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

contained under the caption “Risk Factors” included in the company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed with the Securities and Exchange Commission. Seattle Genetics disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Forward-Looking Statement of Merck & Co., Inc., Kenilworth, N.J., USA This news release of Merck & Co., Inc., Kenilworth, N.J., USA (the “company”) includes “forward- looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. There can be no guarantees with respect to pipeline products that the products will receive the necessary regulatory approvals or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements. Risks and uncertainties include but are not limited to, general industry conditions and competition; general economic factors, including interest rate and currency exchange rate fluctuations; the impact of the global outbreak of novel coronavirus disease (COVID-19); the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company’s 2019 Annual Report on Form 10-K and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site (www.sec.gov). ### CONTACTS: Seattle Genetics Investors: Peggy Pinkston, 425-527-4160 ppinkston@seagen.com Media: Monique Greer, 425-527-4641 mgreer@seagen.com Merck Investors: Peter Dannenbaum, 908-740-1037 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Peter.dannenbaum@merck.com Media: Pam Eisele, 267-305-3558 Pamela.eisele@merck.com [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 11.2 SeaGen Disclosure Schedules [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 11.3.1 Regulatory Documentation [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 13.4 [ * ] (See Attached) [ * ] {4 pages omitted} [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 14.7.6 Continuing Product Payment Reduction The provisions of this Schedule 14.7.6 shall only apply [ * ]. (a) Generic Product. If in a particular Calendar Quarter during the Continuing Payment Term in a given country, one or more Third Parties is or are selling a Generic Product in the Field in a country and the aggregate net sales of the [ * ] Continuing Product sold by the Continuing Parties (which net sales shall be calculated in a manner consistent with the definition of “Licensed Product Net Sales” hereunder, mutatis mutandis) in such country during such Calendar Quarter (or any Calendar Quarter thereafter) are less than [ * ] percent ([ * ]%) of the average quarterly aggregate net sales of the Continuing Product (which net sales shall be calculated in a manner consistent with the definition of “Licensed Product Net Sales”, mutatis mutandis) sold by the Continuing Parties in such country over the [ * ] immediately prior to the Calendar Quarter during which the first such Generic Product was sold in such country (the “Generic Reduction Trigger”), then in such case the Applicable Percentage for calculation of the Continuing Product Payment for such Continuing Product in such country during the Continuing Payment Term shall, commencing with such Calendar Quarter in which the Generic Reduction Trigger occurred and thereafter for the remainder of the Continuing Payment Term in such country, be reduced by [ * ] percent ([ * ]%) of the amount otherwise payable under Section 14.7.6, subject to clause (c) of this Schedule 14.7.6. For purposes of the foregoing, “Generic Product” means with respect to a Continuing Product, a product: (A) with the same pharmaceutically active ingredient(s); (B) that has obtained Marketing Authorization (excluding Pricing Approval) from the applicable Regulatory Authority by means of a procedure for establishing equivalence to the Continuing Product or otherwise in reliance on data generated for the Continuing Product; and (C) is legally marketed in such country by or under the authority of an entity other than the Continuing Party. (b) Third Party Payments. If any Continuing Party believes that it is necessary or reasonably useful to obtain a license or similar rights to intellectual property rights of a Third Party or Third Parties in order for such Continuing Party to Develop, Manufacture or Commercialize the Continuing Product (“Third Party License(s)”), then SeaGen shall have the right to credit [ * ] ([ * ]%) percent of [ * ] actually paid by any Continuing Party with respect to the Continuing Product under any such Third Party License(s) against Continuing Product Payments otherwise payable hereunder with respect to units of Continuing Product subject to such payment obligations under such Third Party License. Subject to clause (c) of this Schedule 14.7.6, such credit against Continuing Product Payments payable hereunder shall be allocated as follows: (a) [ * ] percent ([ * ]%) of [ * ] payable under a Third Party License with respect the Continuing Product shall be creditable against Continuing Product Payments payable under Section 14.7.6 with respect to units of the Continuing Product; and (b) [ * ] percent ([ * ]%) of [ * ] shall be creditable against Continuing Product Payments payable under Section 14.7.6 with respect units of the Continuing Product. Notwithstanding the foregoing, if SeaGen is not able to fully credit any of the amounts paid by any Continuing Party in a given Calendar Quarter, then SeaGen shall be entitled to carry forward such right of credit to future Calendar Quarters with respect to such excess amount and continue applying such credit on a Calendar Quarterly basis thereafter until fully utilized. [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

(c) Royalty Floor. The reductions in clauses (a) and (b) of this Schedule 14.7.6 are cumulative, provided that in no event shall the Applicable Percentage applicable to net sales of the Continuing Product (which net sales shall be calculated in a manner consistent with the definition of “Licensed Product Net Sales”, mutatis mutandis) sold by any Continuing Party in such country during any Calendar Quarter in the Continuing Payment Term on a country-by-country basis, fall below (as a result of the reductions in clauses (a) and (b) of this Schedule 14.7.6) a rate that is [ * ] percent ([ * ]%) of the Applicable Percentage rates otherwise payable pursuant to Section 14.7.6. Notwithstanding the foregoing, if SeaGen is not able to fully utilize any of the reductions or credits in clauses (a) and (b) of this Schedule 14.7.6 in a given Calendar Quarter as a result of the foregoing limitation, then SeaGen shall be entitled to carry forward such reduction or credit to future Calendar Quarters with respect to such excess amount and continue applying such reduction or credit on a Calendar Quarterly basis thereafter until fully utilized. [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Schedule 15.3 Partnership Tax Related Provisions [ * ] {7 pages omitted} [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Annex 1 to Schedule 15.3 Initial Capital Accounts [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED

Exhibit A Initial Development Plan [ * ] [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED